UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL BPO SERVICES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
Common Stock of Global BPO Services Corp., $0.001 par value per share

(2)	Aggregate number of securities to which transaction applies:
1,812,500 units of Global BPO Services Corp.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$225,800,000[1] in cash

(4)	Proposed maximum aggregate value of transaction:
$225,800,000

(5)	Total fee paid:
$8,874

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[1]

Consists of (a) $211,300,000 in cash, subject to certain working capital adjustments and the existing indebtedness of Stream Holdings Corporation, including capital leases, at the closing, and (b) 1,812,500 units of Global BPO Services Corp. (“GBPO”), each consisting of a share of GBPO common stock and a warrant to purchase a share of GBPO common stock, with an aggregate estimated value of $14,500,000, subject to adjustment to the extent that the average closing price of a GBPO unit during the 30-day period ending three business days prior to the closing of the merger is less than $8.00.

Global BPO Services Corp.

125 High Street, 30th Floor

Boston, MA 02110

To the Stockholders of Global BPO Services Corp.:

You are cordially invited to attend the annual meeting of the stockholders of Global BPO Services Corp., a Delaware corporation (“GBPO”), relating to the proposed merger of River Acquisition Subsidiary Corp., a Delaware corporation and wholly-owned subsidiary of GBPO (the “Merger Sub”), and Stream Holdings Corporation, a Delaware corporation (“Stream”), and related matters. The annual meeting will be held at     :00 a.m., Eastern Time, on                     , 2008, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

At this annual meeting, you will be asked to consider and vote upon the following proposals:

•

The merger proposal—a proposal to adopt the Agreement and Plan of Merger, dated as of January 27, 2008, by and among GBPO, the Merger Sub, and Stream, and to approve the merger contemplated thereby, pursuant to which GBPO will acquire all of the outstanding shares of capital stock of Stream and Stream will become a wholly-owned subsidiary of GBPO (the “merger proposal”);

•	The authorized share proposal—a proposal to increase the number of authorized shares of GBPO capital stock from 120,000,000 shares to shares (the “authorized share proposal”);

•

The post-closing charter amendment proposal—a proposal to, among other things, (A) change GBPO’s name from “Global BPO Services Corp.” to “Stream Global Services, Inc.” and (B) remove, effective after the consummation of the merger, (1) certain provisions of Article Third and (2) the entirety of Article Sixth of the second amended and restated certificate of incorporation, all of which relate to the operation of GBPO as a blank check company prior to the consummation of a business combination, and to add provisions regarding dividends and distributions (the “post-closing charter amendment proposal”);

•

The incentive plan proposal—a proposal to approve the adoption of the 2008 stock incentive plan (pursuant to which GBPO will reserve up to              shares of common stock for issuance pursuant to the 2008 stock incentive plan) (the “incentive plan proposal”);

•

The election of director proposal—a proposal to elect the Class I member of GBPO’s board of directors to serve until the 2011 annual stockholders meeting and until his successor is duly elected and qualified (the “election of director proposal”);

•

The adjournment proposal—a proposal to authorize the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the merger proposal and the transactions contemplated thereby (the “adjournment proposal”); and

•	To consider and vote upon such business as may properly come before the annual meeting or any adjournment or postponement thereof.

GBPO’s board of directors has fixed the close of business on                     , 2008, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote as of the record date at the annual meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the annual meeting at the principal place of business of GBPO at 125 High Street, 30th floor, Boston, Massachusetts 02110 and at the time and place of the meeting during the duration of the meeting.

Each of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal and the incentive plan proposal are conditioned upon the approval of the other proposals, and in the event that one or more of those proposals does not receive the necessary vote to approve that proposal, only the election of director proposal and the adjournment proposal will be presented at the meeting for adoption.

The vote of a majority of the outstanding shares of common stock issued in GBPO’s initial public offering (the “IPO”) is required to adopt the merger proposal. If the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of GBPO’s trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption. The adoption of each of the authorized share proposal and the post-closing charter amendment proposal will require the affirmative vote by the holders of a majority of the outstanding shares of GBPO common stock. The adoption of the incentive plan proposal will require the affirmative vote of holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of GBPO common stock present or represented at the meeting. The adoption of the election of director proposal will require the plurality of the votes cast by GBPO stockholders entitled to vote on the election. The adoption of the adjournment proposal will require the majority vote of the voting power of the stockholders present or represented at the meeting and entitled to vote.

Each GBPO stockholder, other than GBPO’s directors, officers, strategic advisory council members or their affiliates, referred to herein as the founding stockholders, who holds shares of common stock issued as part of the units issued in the IPO has the right to vote against the adoption of the merger proposal and demand that GBPO convert such stockholder’s shares into an amount in cash equal to such stockholder’s pro rata portion of the funds held in the trust account (net of taxes payable on any interest earned thereon and $             of interest earned on the trust account that has been released to GBPO as of                     , 2008) into which a substantial portion of the net proceeds of the IPO was deposited. This includes any stockholder who acquires shares issued in the IPO or through purchases following the IPO. As of                     , 2008, there was approximately $             in the trust account, including accrued interest on the funds in the trust account (net of accrued taxes), or approximately $             per share issued in the IPO. These shares will be converted into cash on such basis only if the merger is completed. However, if the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption. Prior to exercising their conversion rights, GBPO’s stockholders should verify the market price of GBPO’s common stock, as they may receive higher proceeds from the sale of their common stock at the public market than from exercising their conversion rights. Shares of GBPO’s common stock are currently listed on the American Stock Exchange under the symbol “OOO.” On                     , 2008, the record date for the annual meeting of shareholders, the last sale price of GBPO’s common stock was $            .

Each of GBPO’s founding stockholders has agreed to vote all shares of GBPO common stock acquired prior to the IPO, and any shares of common stock acquired in or after the IPO, in the same manner as the majority of the votes cast by the holders of the common stock issued in the IPO other than the founding stockholders.

After careful consideration of the terms and conditions of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal, GBPO’s board of directors has determined that the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal are fair to and in the best interests of GBPO and its stockholders.

GBPO’s board of directors unanimously recommends that you vote or give instruction to vote “FOR” adoption of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and, if necessary, the adjournment proposal. When you consider the recommendation of GBPO’s board of directors, you should keep in mind that certain of GBPO’s directors and officers have interests in the merger which are described in the accompanying proxy statement that are different from, or in addition to, your interests as a stockholder.

Enclosed is a notice of annual meeting and proxy statement containing detailed information concerning each of the proposals described above. We urge you to read the proxy statement and attached annexes carefully. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting in person, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

I look forward to seeing you at the meeting.

Sincerely,

R. Scott Murray
Chairman and Chief Executive Officer

This proxy statement is dated                     , 2008 and is first being mailed to GBPO stockholders on or about                     , 2008.

Neither the Securities and Exchange Commission nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF GBPO’S IPO ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL AND DEMAND THAT GBPO CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL AT THE ANNUAL MEETING TO EXERCISE YOUR CONVERSION RIGHTS. IN ORDER TO CONVERT YOUR SHARES, YOU MUST CONTINUE TO HOLD YOUR SHARES THROUGH THE CLOSING DATE OF THE MERGER AND THEN TENDER YOUR PHYSICAL STOCK CERTIFICATE TO OUR STOCK TRANSFER AGENT. IF THE MERGER IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND REQUEST THAT A PHYSICAL STOCK CERTIFICATE BE ISSUED IN YOUR NAME. SEE “ANNUAL MEETING OF GBPO STOCKHOLDERS—CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

SEE ALSO “RISK FACTORS” FOR DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER PROPOSAL.

Global BPO Services Corp.

125 High Street, 30th Floor

Boston, MA 02110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2008

TO THE STOCKHOLDERS OF GLOBAL BPO SERVICES CORP.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Global BPO Services Corp., a Delaware corporation (“GBPO”), will be held at     :00 a.m., Eastern Time, on                     , 2008, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, for the following purposes:

1. The merger proposal—a proposal to adopt the Agreement and Plan of Merger, dated as of January 27, 2008, by and among GBPO, River Acquisition Subsidiary Corp., a Delaware corporation and wholly-owned subsidiary of GBPO (the “Merger Sub”), and Stream (the “merger agreement”), and to approve the merger contemplated thereby, pursuant to which GBPO will acquire all of the outstanding shares of capital stock of Stream and Stream will become a wholly-owned subsidiary of GBPO (the “merger proposal”);

2. The authorized share proposal—a proposal to increase the number of authorized shares of GBPO capital stock from 120,000,000 shares to              shares (the “authorized share proposal”);

3. The post-closing charter amendment proposal—a proposal to, among other things, (A) change GBPO’s name from “Global BPO Services Corp.” to “Stream Global Services, Inc.” and (B) remove, effective after the consummation of the merger, (1) certain provisions of Article Third and (2) the entirety of Article Sixth of the second amended and restated certificate of incorporation, all of which relate to the operation of GBPO as a blank check company prior to the consummation of a business combination, and to add provisions regarding dividends and distributions (the “post-closing charter amendment proposal”);

4. The incentive plan proposal—a proposal to approve the adoption of the 2008 stock incentive plan (pursuant to which GBPO will reserve up to              shares of common stock for issuance pursuant to the 2008 stock incentive plan) (the “incentive plan proposal”);

5. The election of director proposal—a proposal to elect the Class I member of GBPO’s board of directors to serve until the 2011 annual stockholders meeting and until his successor is duly elected and qualified (the “election of director proposal”);

6. The adjournment proposal—a proposal to authorize the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the merger proposal and the transactions contemplated thereby (the “adjournment proposal”); and

7. To consider and vote upon such business as may properly come before the meeting or any adjournment or postponement thereof.

GBPO’s board of directors has fixed the close of business on                     , 2008, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote as of the record date at the annual meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the annual meeting at the principal place of business of GBPO at 125 High Street, 30th floor, Boston, Massachusetts 02110 and at the time and place of the meeting during the duration of the meeting.

Each of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal and the incentive plan proposal are conditioned upon the approval of the other proposals, other than the election of director proposal and the adjournment proposal, and in the event that one or more of those proposals does not receive the necessary vote to approve that proposal, only the election of director proposal and the adjournment proposal will be presented at the meeting for adoption.

The vote of a majority of the outstanding shares of common stock issued in the IPO is required to adopt the merger proposal. If the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of GBPO’s trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption. The adoption of each of the authorized share proposal and the post-closing charter amendment proposal will require the affirmative vote by the holders of a majority of the outstanding shares of GBPO common stock. The adoption of the incentive plan proposal will require the affirmative vote of holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of GBPO common stock present or represented at the meeting. The adoption of the election of director proposal will require the plurality of the votes cast by GBPO stockholders entitled to vote on the election. The adoption of the adjournment proposal will require the majority vote of the voting power of the stockholders present or represented at the meeting and entitled to vote.

All GBPO stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of GBPO common stock, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

GBPO is soliciting the proxy represented by the enclosed proxy on behalf of its board of directors, and it will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, GBPO’s chief executive officer, chairman of the board and other officers may solicit proxies by telephone or fax, each without receiving any additional compensation for his services. GBPO has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of its common stock. GBPO has engaged Innisfree M&A Incorporated to solicit proxies for this annual meeting. GBPO is paying a fixed solicitation fee of $20,000 for solicitation services and a $5 per call fee.

By Order of the Board of Directors

R. Scott Murray
Chairman and Chief Executive Officer

                     , 2008

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF GBPO’S IPO ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL AND DEMAND THAT GBPO CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL AT THE ANNUAL MEETING TO EXERCISE YOUR CONVERSION RIGHTS. IN ORDER TO CONVERT YOUR SHARES, YOU MUST CONTINUE TO HOLD YOUR SHARES THROUGH THE CLOSING DATE OF THE MERGER AND THEN TENDER YOUR PHYSICAL STOCK CERTIFICATE TO OUR STOCK TRANSFER AGENT. IF THE MERGER IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND REQUEST THAT A PHYSICAL STOCK CERTIFICATE BE ISSUED IN YOUR NAME. SEE “ANNUAL MEETING OF GBPO STOCKHOLDERS—CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

i

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

This Summary, together with the sections entitled “Questions and Answers About the Proposals” and “Summary of the Proxy Statement,” summarizes certain material information contained in this proxy statement. You should carefully read this entire proxy statement for a more complete understanding of the matters to be considered at the annual meeting of stockholders.

•

Pursuant to a merger agreement, GBPO will acquire all of the outstanding shares of capital stock of Stream through the merger of Merger Sub with and into Stream. Following the closing, Stream will be a wholly owned subsidiary of GBPO, and the business and assets of Stream will be GBPO’s only operations. At the annual meeting of stockholders, you will be asked, among other things, to approve the merger. For more information about the merger, see the section entitled “The Merger Proposal.”

•

GBPO is a blank check company organized under the laws of the State of Delaware on June 26, 2007 to acquire, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination one or more domestic or international operating businesses. For more information about GBPO, see the section entitled “Other Information Related to GBPO.”

•

Stream is a global provider of customer relationship management (“CRM”) and other business process outsourcing (“BPO”) services to companies in the technology, consumer electronics and communications industries. For more information about Stream, see “Business of Stream,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stream,” “Selected Consolidated Historical Financial Information of Stream,” and Stream’s financial statements beginning on page F-12.

•

The purchase price is $225.8 million, subject to certain working capital and other adjustments and subject to increase under certain circumstances if the closing of the merger does not occur by July 31, 2008. The purchase price is comprised of the following:

•

the payment to Stream stockholders and optionholders of an amount in cash equal to $211.3 million, plus an amount equal to 75% of certain capital expenditures made by Stream from July 1, 2008 to the closing and less: (i) the amount of outstanding indebtedness (including capital leases) of Stream at the closing (approximately $108 million at January 31, 2008), (ii) transaction expenses of Stream and transaction-related bonuses payable to certain Stream executives (estimated to total $7 million), and (iii) transaction fees of approximately $4 million payable to H.I.G. Capital LLC (together with its affiliates, referred to herein as H.I.G.);

•

the issuance to Stream stockholders and optionholders of 1,812,500 units of GBPO, each unit consisting of a share of GBPO common stock and a warrant to purchase a share of GBPO common stock at a purchase price of $6.00 per share, plus up to an additional 335,648 units to the extent that the average closing price of a GBPO unit during the 30-day period ending three business days prior to the closing of the merger is less than $8.00; and

•

the assumption of the capital leases of Stream at the closing (estimated at $8.4 million at January 31, 2008) and the assumption, replacement or repayment of other outstanding indebtedness of Stream at the closing (estimated at $99.5 million at January 31, 2008).

•

The closing of the merger is subject to a number of conditions set forth in the merger agreement. For more information about the closing conditions to the merger, see the section entitled “The Merger Proposal.”

•

GBPO’s management and board of directors considered various factors in determining to acquire Stream and to approve the merger agreement, including a fairness opinion obtained from Bear, Stearns & Co. Inc. (“Bear Stearns”). For more information about GBPO’s decision-making process, see the section entitled “The Merger Proposal—GBPO’s Board of Directors’ Reasons for the Approval of the Merger.”

•	The merger involves numerous risks. For more information about the risks, see the section entitled “Risk Factors.”

•

In certain situations, GBPO may be required to pay to Stream a break-up fee consisting of $1,000,000 within five days of termination of the merger agreement and an additional $2,500,000 upon the closing of an alternative business combination by GBPO. For more information, see “The Merger Agreement—Termination” and “—Fees and Expenses.”

•

The merger agreement provides that Stream will indemnify GBPO against damages sustained by it or its subsidiaries for breaches by Stream of its representations and warranties and covenants and other specified matters, subject to certain limitations. To provide a fund for payment to GBPO with respect to its rights to indemnification under the merger agreement, at the closing, there will be placed in escrow 812,500 of the GBPO units and $6.7 million of the cash payable to the Stream stockholders and holders of vested options. Except in the case of fraud, the escrow fund will be the sole remedy for GBPO for its rights to indemnification under the merger agreement. For more information, see “The Merger Agreement—Indemnification of GBPO.”

•

In addition to voting on the merger proposal, the stockholders of GBPO will vote on proposals to increase its authorized share capital, approve various post-closing charter amendments, approve an equity incentive plan, elect a director, and to adjourn the annual meeting, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the adoption of foregoing proposals. For more information, see the sections entitled “The Authorized Share Proposal,” “The Post-Closing Charter Amendment Proposal,” “The Incentive Plan Proposal,” “The Election of Director Proposal” and “The Adjournment Proposal.”

•

All of the current members of GBPO’s board of directors are expected to continue to serve as directors of GBPO following the merger. In addition, GBPO intends to appoint Rick Rosen, a managing director of H.I.G., a private equity firm that is an affiliate of H.I.G. Call Center II, Inc. the 99% stockholder of Stream, as a Class I director. For more information, see the section entitled “Directors and Executive Officers of GBPO Following the Merger.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Unless the context requires otherwise, the terms “we,” “us” and “our” refer to Global BPO Services Corp. In addition “Stream” refers to Stream Holdings Corporation and its subsidiaries.

Q.	Why am I receiving this proxy statement?

A.	GBPO and Stream have entered into the merger agreement as described in this proxy statement. We refer to this agreement in this proxy statement as the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. We encourage you to review the merger agreement carefully.

In order to complete the merger, a majority of the outstanding shares of our common stock issued in our IPO must vote to adopt the merger agreement and approve the merger of the Merger Sub into Stream. In addition, regardless of whether or not the merger proposal receives the requisite votes, in order for the merger proposal to be approved, the holders who vote against the merger and demand to covert their shares into a pro rata portion of our trust account by the close of the vote on the merger proposal at the annual meeting must represent less than 30% of the outstanding shares of our common stock issued in our IPO.

GBPO will hold an annual meeting of its stockholders to consider and vote upon these proposals. This proxy statement contains important information about the proposed merger, the other proposals and the annual meeting of GBPO stockholders. You should read this proxy statement together with all of the annexes carefully.

You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you don’t need to attend the meeting to ensure your shares are voted at the meeting. Instead, you may simply complete, sign and return the enclosed proxy card.

Your vote is important. Regardless of whether you plan to attend the annual meeting, GBPO encourages you to submit a proxy as soon as possible after carefully reviewing this proxy statement.

Q.	Why is GBPO proposing the merger?

A.	GBPO was organized for the purpose of effecting a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination of one or more domestic or international operating businesses. Based upon its experience in the BPO industry, GBPO management believes that Stream’s expertise in the CRM industry, its revenue base, its client relationships, the opportunity to expand through future acquisitions and its global service locations discussed elsewhere in this proxy statement will make it well-positioned to take advantage of potential growth opportunities in the BPO industry. For a description of Stream’s business, please see “Business of Stream.”

Q.	What is being voted on?

A.	There are six proposals on which the GBPO stockholders are being asked to vote. The first proposal, the merger proposal, is to adopt the merger agreement and approve the merger.

The second proposal, the authorized share proposal, is to approve an amendment to our second amended and restated certificate of incorporation to increase the number of authorized shares of GBPO capital stock from 120,000,000 shares to shares.

The third proposal, the post-closing charter amendment proposal, is to, among other things, (A) change GBPO’s name from “Global BPO Services Corp.” to “Stream Global Services, Inc.” and (B) remove, effective after the consummation of the merger, (1) certain provisions of Article Third and (2) the entirety of Article Sixth of the second amended and restated certificate of incorporation, all of which relate to the operation of GBPO as a blank check company prior to the consummation of a business combination, and to add provisions regarding dividends and distributions.

The fourth proposal, the incentive plan proposal, is to approve our 2008 stock incentive plan.

The fifth proposal, the election of director proposal, is to elect the Class I member of GBPO’s board of directors to serve until the 2011 annual stockholders meeting and until his successor is duly elected and qualified.

The sixth proposal, the adjournment proposal, is to authorize the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the merger proposal and the transactions contemplated thereby.

A form of GBPO’s certificate of amendment to the second amended and restated certificate of incorporation is attached to this proxy statement as Annex B. A form of GBPO’s third amended and restated certificate of incorporation as it would appear if the authorized share proposal and the post-closing charter amendment proposal are all approved, is attached to this proxy statement as Annex C. The 2008 stock incentive plan will be approved by GBPO’s board of directors and will be effective upon consummation of the merger, subject to stockholder approval of the plan. A form of the 2008 stock incentive plan is attached to this proxy statement as Annex D.

Each of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal and the incentive plan proposal, are conditioned upon the approval of the other proposals and, in the event one or more of those proposals does not receive the necessary vote to approve that proposal, then only the election of director proposal and the adjournment proposal will be presented at the annual meeting for adoption.

Q.	What is the quorum requirement?

A.	A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least a majority of the issued and outstanding shares entitled to vote are present in person or by proxy at the meeting. On the record date, there were shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the votes present or represented by proxy at the annual meeting may adjourn the annual meeting until a quorum is present.

Q.	Who can vote at the annual meeting?

A.	Only stockholders of record at the close of business on , 2008 will be entitled to vote at the annual meeting. On this record date, there were shares of common stock outstanding and entitled to vote at the annual meeting. Each holder of common stock is entitled to one vote per share on each proposal on which such shares are entitled to vote at the annual meeting. Holders of warrants are not entitled to vote at the annual meeting.

Stockholder of Record: Shares Registered in Your Name

If on , 2008, your shares were registered directly in your name with GBPO’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on                     , 2008, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What vote is required in order to adopt the merger proposal?

A.	Approval of the merger proposal requires the vote of a majority of the outstanding shares of common stock issued in the IPO. If the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption. No vote of the holders of our warrants is necessary to adopt the merger proposal or any of the other proposals, and we are not asking the warrant holders to vote on the merger proposal or any of the other proposals. If you “Abstain” from voting on the merger proposal, the abstention will have no effect on the outcome. Similarly, if you do not give instructions to your broker on how to vote your shares, the broker non-vote will have no effect on the outcome. If the holders of a majority of the outstanding shares of GBPO’s common stock issued in the IPO vote against the merger proposal or if the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, none of the other proposals will be presented for adoption (other than the election of director and adjournment proposals). Approval of the merger proposal is conditioned upon the approval of other proposals, except the election of director proposal and the adjournment proposal.

Q.	What vote is required in order to approve the authorized share proposal?

A.	Approval of the authorized share proposal requires the affirmative vote by the holders of a majority of the outstanding shares of GBPO common stock. If you “Abstain” from voting on the authorized share proposal, the abstention will count as a vote “AGAINST” the authorized share proposal. Similarly, if you do not give instructions to your broker on how to vote your shares, the broker non-vote will have the same effect as a vote “AGAINST” the authorized share proposal. Approval of the authorized share proposal is conditioned upon the approval of the merger proposal.

Q.	What vote is required in order to approve the post-closing charter amendment proposal?

A.	Approval of the post-closing charter amendment proposal requires the affirmative vote by the holders of a majority of the outstanding shares of GBPO common stock. If you “Abstain” from voting on the post-closing charter amendment proposal, the abstention will count as a vote “AGAINST” the post-closing charter amendment proposal. Similarly, if you do not give instructions to your broker on how to vote your shares, the broker non-vote will have the same effect as a vote “AGAINST” the post-closing charter amendment proposal. Approval of the post-closing charter amendment proposal is conditioned upon the approval of the merger proposal.

Q.	What vote is required in order to approve the incentive plan proposal?

A.	Approval of the incentive plan proposal requires the affirmative vote of holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of GBPO common stock present or represented at the meeting. If you “Abstain” from voting on the incentive plan proposal, the abstention will have no effect on the outcome. Similarly, if you do not give instructions to your broker on how to vote your shares, the broker non-vote will have no effect on the outcome. Approval of the incentive plan proposal is conditioned upon the approval of the merger proposal.

Q.	What vote is required in order to approve the election of director proposal?

A.	Approval of the election of director proposal requires the plurality of the votes cast by GBPO stockholders entitled to vote on the election. Abstentions and broker non-votes will have no effect on the outcome. Approval of the election of director is not conditioned upon the approval of the merger proposal.

Q.	What vote is required in order to adopt the adjournment proposal?

A.	Approval of the adjournment proposal requires the affirmative vote of holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of GBPO common stock present or represented at the meeting. If you “Abstain” from voting on this proposal, the abstention will have no effect on the outcome. Because brokers will have discretion to vote on this proposal, there will be no broker non-votes with respect to this proposal.

Q.	If I am not going to attend the annual meeting in person, should I return my proxy card instead?

A.	Yes. After carefully reading and considering the information contained in the proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at the meeting.

Q.	Does GBPO’s board of directors recommend voting for the adoption of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal?

A.	Yes. After careful consideration of the terms and conditions of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal, GBPO’s board of directors has determined that the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal are fair to and in the best interests of GBPO and its stockholders. GBPO’s board of directors recommends that GBPO stockholders vote “FOR” each of these proposals. The members of GBPO’s board of directors have interests in the merger that are different from, or in addition to, your interests as a stockholder. For a description of such interests, please see “The Merger Proposal—Interests of GBPO Directors and Officers in the Merger.”

For a description of the factors considered by GBPO’s board of directors in making its determination, please see “The Merger Proposal—GBPO’s Board of Directors’ Reasons for Approval of the Merger.”

Q.	Did GBPO’s board of directors obtain a fairness opinion in connection with its approval of the merger agreement?

A.	Yes. On January 23, 2008, Bear Stearns delivered to GBPO’s board of directors its written opinion that, as of that date and based upon and subject to the factors, limitations and assumptions described in the opinion, the consideration to be paid by GBPO pursuant to the merger agreement was fair from a financial point of view to GBPO. The full text of this opinion is attached to this proxy statement as Annex E. We encourage you to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations included in connection with the review undertaken. Bear Stearns’ opinion speaks only as of the date of the opinion, is directed to GBPO’s board of directors and addresses only the fairness, from a financial point of view, to GBPO of the consideration to be paid by GBPO pursuant to the merger agreement.

Q.	How do GBPO’s founding stockholders intend to vote their shares?

A.	With respect to the merger proposal, each of GBPO’s founding stockholders has agreed to vote all shares of GBPO common stock acquired prior to the IPO, and any shares of common stock acquired in or after the IPO, in the same manner as the majority of the votes cast by the holders of the common stock issued in the IPO other than the founding stockholders.

Q.	Will I receive anything in the merger?

A.	If the merger is consummated and you vote your shares for the merger proposal or you abstain, you will continue to hold the GBPO securities that you currently own. If the merger is consummated but you have voted your shares against the merger proposal and have elected a cash conversion instead, your shares of GBPO common stock will be cancelled and you will be entitled to receive cash equal to a pro rata portion of the trust account (net of taxes payable on the interest earned thereon and $ of interest earned on the trust account that has been released to GBPO) which, as of , 2008, was equal to approximately $ per share issued in the IPO; provided, however, you must deliver your certificate to GBPO’s stock transfer agent.

Q.	Is the merger subject to any conditions?

A.	Yes. The obligations of each of GBPO and Stream to consummate the merger are subject to the fulfillment (or waiver) of certain conditions, as more fully described in the section entitled “The Merger Agreement”.

Q.	What is the amount of the aggregate merger consideration?

A.	The purchase price is $225.8 million, subject to certain working capital and other adjustments and subject to increase under certain circumstances if the closing of the merger does not occur by July 31, 2008. The purchase price is comprised of the following:

•

the payment to Stream stockholders and optionholders of an amount in cash equal to $211.3 million, plus an amount equal to 75% of certain capital expenditures made by Stream from July 1, 2008 to the closing and less: (i) the amount of outstanding indebtedness (including capital leases) of Stream at the closing (approximately $108 million at January 31, 2008), (ii) transaction expenses of Stream and transaction-related bonuses payable to certain Stream executives (estimated to total $7 million), and (iii) transaction fees of approximately $4 million payable to H.I.G.;

•

the issuance to Stream stockholders and optionholders of 1,812,500 units of GBPO, each unit consisting of a share of GBPO common stock and a warrant to purchase a share of GBPO common stock at a purchase price of $6.00 per share, plus up to an additional 335,648 units to the extent that the average closing price of a GBPO unit during the 30-day period ending three business days prior to the closing of the merger is less than $8.00; and

•

the assumption of the capital leases of Stream at the closing (estimated at $8.4 million at January 31, 2008) and the assumption, replacement or repayment of other outstanding indebtedness of Stream at the closing (estimated at $99.5 million at January 31, 2008).

The purchase price will be adjusted upward or downward if the working capital of Stream at the closing of the merger is more than $55.5 million or less than $52.5 million, respectively.

In addition, the purchase price will increase by: (i) $5.0 million in cash if (A) the closing date of the merger is after July 31, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the seven months ended July 31, 2008 exceeds $15,045,000, and (C) Stream’s revenue for the seven months ended July 31, 2008 exceeds $268,949,000, (ii) an additional increase of $5.0 million in cash if (A) the closing date of the merger is after August 31, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the eight months ended August 31, 2008 exceeds $17,499,000, and (C) Stream’s revenue for the eight months ended August 31, 2008 exceeds $309,041,000, and (iii) an additional increase of $10.0 million in cash if (A) the closing date for the merger is after September 30, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the nine months ended September 30, 2008 exceeds $20,619,000, and (C) Stream’s revenue for the nine months ended September 30, 2008 exceeds $351,116,000.

Q.	How is GBPO paying for the cash portion of the merger consideration?

A.	GBPO expects that the proceeds of its recently completed IPO will be sufficient to finance the cash portion of the merger consideration. In addition, we have entered into a commitment letter with Stream’s bank lender for a replacement credit facility of approximately $109 million, of which approximately $79 million is to be syndicated on a best efforts basis. This facility would become effective upon the closing of the merger and would be used to replace Stream’s bank debt and senior subordinated debt and provide working capital. The commitment letter includes numerous conditions, some of which are outside the control of GBPO, and there can be no assurance GBPO will close the credit facility contemplated by such letter. Assuming that GBPO closes the financing contemplated by its commitment letter and uses a portion thereof to replace Stream’s outstanding bank debt and senior subordinated debt at the closing, GBPO expects it will have approximately $120 million of cash available at the closing for working capital, including to pay cash to stockholders who vote against the merger and elect to convert their shares into a pro rata share of the trust fund. If conversion rights were exercised with respect to a significant number of shares of GBPO, and if for any reason we were unable to close the replacement credit facility contemplated by our commitment letter, we would be required to obtain additional debt and/or equity financing to consummate the merger. See “Risk Factors—Risks Related to the Merger—GBPO will have less working capital, and may require additional financing if a significant portion of GBPO’s stockholders exercise their conversion right.”

Q.	Do I have conversion rights?

A.	If you hold shares of common stock issued in the IPO, then you have the right to vote against adoption of the merger proposal and demand that GBPO convert such shares into an amount in cash equal to a pro rata portion of the funds held in the trust account (net of taxes payable on the interest earned thereon and $ of interest earned on the trust account that has been released to GBPO as of , 2008) into which a substantial portion of the net proceeds of the IPO was deposited. This includes any stockholder who acquired shares issued in the IPO or through purchases following the IPO, and such stockholder is entitled to conversion rights.

Q.	How do I exercise my conversion rights?

A.	If you wish to exercise your conversion rights, you must affirmatively vote against adoption of the merger proposal and demand that GBPO convert your shares into cash prior to the close of the vote on the merger proposal at the annual meeting. Any action that does not include an affirmative vote against adoption of the merger proposal will prevent you from exercising your conversion rights. You may exercise your conversion rights by checking the appropriate box on the proxy card and returning it to GBPO so that it is received by GBPO at any time up to the close of the vote on the merger proposal at the annual meeting. If you (i) initially vote for adoption of the merger proposal, but later wish to vote against adoption of the merger proposal and exercise your conversion rights, (ii) initially vote against adoption of the merger proposal and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to GBPO to exercise your conversion rights, or (iii) initially vote against adoption of the merger proposal but later wish to vote for the merger proposal, you may request that GBPO send you another proxy card on which you may indicate your intended vote and, if that vote is against adoption of the merger proposal, exercise your conversion rights by checking the box provided for such purpose on the proxy card. You may make such request by contacting GBPO at the phone number or address listed at the end of this section. Any corrected or changed proxy card or written demand of conversion rights must be received by GBPO at any time up to the close of the vote on the merger proposal at the annual meeting.

In addition, in order to exercise your conversion rights you must continue to hold your shares through the completion of the merger and thereafter tender the physical stock certificate to Continental Stock Transfer & Trust Company, our transfer agent, together with written instructions that you wish to convert your shares into your pro rata share of the trust account. Certificates that have not been tendered will not be converted into cash. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and request that a physical stock certificate be issued in your name. Please see “Annual Meeting of GBPO Stockholders—Conversion Rights.”

If, notwithstanding your vote against adoption of the merger proposal and your proper exercise of conversion rights, the merger is completed, then you will be entitled to receive a pro rata portion of the funds held in the trust account (net of taxes payable on the interest earned thereon and $ of interest earned on the trust account that has been released to GBPO as of , 2008), calculated as of the date that is two business days prior to the completion of the merger. If you exercise your conversion rights, then you will be exchanging your shares of GBPO common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you continue to hold these shares through the completion of the merger and thereafter tender your physical stock certificate to our stock transfer agent. If the merger is not completed, then these shares will not be converted into cash.

Q.	What happens to the GBPO warrants I hold if I vote against adoption of the merger proposal and exercise my conversion rights?

A.	Exercising your conversion rights does not result in either the conversion or the loss of your warrants. Your warrants will continue to be outstanding following the conversion of your common stock. However, if GBPO does not consummate the merger or an alternate business combination by October 17, 2009, GBPO will be required to commence proceedings to dissolve and liquidate and your GBPO warrants will become worthless.

Q.	What if I object to the proposed merger? Do I have appraisal rights?

A.	GBPO stockholders do not have appraisal rights in connection with the merger under the Delaware General Corporation Law (“DGCL”).

Q.	What happens to the funds held in the trust account after completion of the merger?

A.	Upon completion of the merger, GBPO stockholders who voted against the merger proposal and elected to exercise their conversion rights will receive their pro rata portion of the funds in the trust account (net of taxes payable on the interest earned thereon and $ of interest earned on the trust account that has been released to GBPO as of , 2008), calculated as of the date that is two business days prior to the completion of the merger. The balance of the funds in the trust account will be released to GBPO to enable it to pay the purchase price and certain other obligations (including the underwriters’ deferred discount of approximately $7,500,000, depending on the number of shares converted) and any amounts not paid as consideration for the merger may be used to finance operations of GBPO or to effect other mergers.

Q.	Who will manage GBPO after the merger?

A.	The current members of GBPO’s board of directors are expected to continue to serve as directors of GBPO following the completion of the merger. In addition, GBPO will appoint Rick Rosen, a managing director of H.I.G., a private equity firm that is a 99% stockholder of Stream, as a Class I director. Upon completion of the merger, R. Scott Murray, GBPO’s chairman and chief executive officer, will become the chairman and chief executive officer of the combined company. In addition, the current Stream executive management team, led by chief executive officer and president Toni Portmann and chief financial officer Tom Andrus, is expected to remain with the combined company post closing.

Q.	How are directors, officers and strategic advisory council members compensated?

A.

Our directors, officers and strategic advisory council members do not receive any compensation for their services to GBPO. However, our officers, directors and strategic advisory council members, or their affiliates, beneficially own, in the aggregate, 7,812,500 shares of GBPO common stock and warrants to

purchase 7,500,000 shares of GBPO common stock. On                     , 2008 the aggregate market value of these securities (without taking into account any discount due to the restricted nature of these securities) was $            , based on the last reported sales on the American Stock Exchange on that day.

Q.	What will the business strategy of GBPO be after the merger?

A.	GBPO intends to continue to pursue and expand upon many of the same strategies that Stream already has been pursuing, including initiatives to improve profit margins and efficiency, expand Stream’s client base, identify opportunities to expand services, open new locations both on-shore and off-shore in places such as China, the Philippines and India, and grow the business both organically. In addition, GBPO expects to continue to seek to acquire businesses complementary to Stream in the BPO industry. However, GBPO’s and Stream’s business strategies may evolve and change over time.

Q.	What happens if the merger is not completed?

A.	If the merger is not completed, GBPO will continue to search for a target company for a business combination. However, GBPO may be required to commence proceedings to dissolve and liquidate if it does not consummate a business combination by October 17, 2009. In any dissolution and liquidation, we would expect the funds held in the trust account (net of taxes payable on the interest earned thereon and $ of interest earned on the trust account that has been released to GBPO as of , 2008), plus any remaining net assets not held in trust, would be distributed pro rata to the holders of GBPO’s common stock acquired in the IPO. However, our dissolution and liquidation may be subject to substantial delays and the amounts in the trust account, and each public stockholder’s pro rata portion thereof, may be subject to the claims of creditors or other third parties. See the sections entitled “Risk Factors—If we are unable to complete the business combination with Stream or another party and are forced to dissolve and liquidate, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders could be less than $8.00 per share and our warrants will expire worthless,” and “Annual Meeting of GBPO Stockholders—Conversion Rights.” Holders of GBPO common stock acquired prior to the IPO have waived any right to any liquidation distribution with respect to those shares. The GBPO warrants currently outstanding will expire and become worthless if GBPO is required to commence proceedings to dissolve and liquidate. If the merger agreement is terminated by Stream or GBPO under specified circumstances, GBPO shall pay Stream an aggregate fee of $1,000,000 and, in the event that GBPO subsequently consummates an alternative business combination that would permit or cause the assets in GBPO’s trust account to be distributable to GBPO, an additional $2,500,000. See the section entitled “The Merger Agreement—Fees and Expenses.”

Q.	If the merger is completed, what will happen to the GBPO common stock, units and warrants?

A.	The merger will have no effect on the GBPO common stock, units and warrants. They will continue to remain outstanding.

Q.	When do you expect the merger to be completed?

A.	It is currently anticipated that the transactions and actions contemplated by the proposals will be completed as promptly as practicable following the meeting to be held on , 2008.

Q.	What do I need to do now?

A.	GBPO urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the merger will affect you as a stockholder of GBPO. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	Can I change my vote after I have mailed my signed proxy?

A.	Yes. You can revoke your proxy at any time prior to the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways: (i) you may submit another properly completed proxy card with a later date; (ii) you may send a written notice that you are revoking your proxy to GBPO’s Secretary at the address listed at the end of this section; or (iii) you may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Your broker, bank or nominee cannot vote your shares unless you provide them instructions on how to vote, in accordance with the information and procedures provided to you by your broker, bank or nominee. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the American Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The adjournment proposal is the only discretionary item being proposed at the annual meeting.

Q.	Do I need to send in my stock certificates?

A.	Only GBPO stockholders who vote against adoption of the merger proposal and elect to have their shares converted into a pro rata share of the funds in the trust account must tender their physical stock certificate to our stock transfer agent. GBPO stockholders who elect to have their shares converted do not need to tender their physical stock certificate to our stock transfer agent prior to the annual meeting. GBPO stockholders who vote in favor of the adoption of the merger proposal, or who otherwise do not elect to have their shares converted should not submit their stock certificates now or after the merger, because their shares will not be converted or exchanged in connection with the merger.

Q.	What should I do if I receive more than one set of voting materials?

A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. GBPO will promptly deliver a separate copy to you if you call or write our Secretary at the address and telephone number listed below. If you want to receive separate copies of our proxy statement in the future, or if you receive multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to ensure that all of your GBPO shares are voted at the meeting.

Q.	Who is paying for this proxy solicitation?

A.	GBPO is soliciting the proxy represented by the enclosed proxy on behalf of its board of directors, and it will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, GBPO’s chief executive officer, chairman of the board and other officers may solicit proxies by telephone or fax, each without receiving any additional compensation for his services. GBPO has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of its common stock. GBPO has engaged Innisfree M&A Incorporated to solicit proxies for this annual meeting. GBPO is paying a fixed solicitation fee of $20,000 for solicitation services and a $5 per call fee.

Q.	Who can help answer my questions?

A.	If you have questions about the merger or the other proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Global BPO Services Corp.
125 High Street, 30th Floor
Boston, MA 02110
Attn: Secretary
Tel: (617) 517-3252

You may also obtain additional information about GBPO from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

If you have questions regarding the certification of your position or delivery of your stock certificate, please contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Alexandra M. Albrecht
Tel: (212) 616-7615

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the merger, you should read this entire document carefully, including the merger agreement attached to this proxy statement as Annex A. We encourage you to read the merger agreement carefully. It is the legal document that governs the merger and certain other transactions contemplated by the merger agreement. It is also described in detail elsewhere in this proxy statement.

The Parties

GBPO

GBPO is a blank check company organized as a corporation under the laws of the State of Delaware. It was formed for the purpose of effecting a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination of one or more domestic or international operating businesses. On October 23, 2007, GBPO consummated the IPO of its equity securities from which it received net proceeds of approximately $231,550,000. Approximately $246,300,000, comprised of the net proceeds from the IPO, $7.5 million from the private placement of the founders warrants completed prior to the closing of the IPO and the underwriters’ deferred discount of $7.5 million, were placed into a trust account. The remainder of the net proceeds from the IPO and $             of interest earned on the trust account (net of taxes) that has been released to us as of , 2008, or approximately $             in total, has been or will be used by GBPO to pay the expenses incurred in its pursuit of a business combination as well as general and administrative expenses. As of                     , 2008, GBPO held approximately $             in cash outside the trust account available to fund the consummation of the merger.

If GBPO does not consummate a business combination transaction by October 17, 2009, it will be required to commence proceedings to dissolve and liquidate and distribute to its public stockholders the amount in its trust account (net of taxes payable on the interest earned thereon and $             of interest earned on the trust account that has been released to GBPO as of                     , 2008) plus any of its remaining net assets.

The GBPO common stock, warrants to purchase common stock and units (each unit consisting of one share of common stock and one warrant to purchase common stock) are listed on the American Stock Exchange under the symbols OOO for the common stock, OOO.WS for the warrants and OOO.U for the units.

The current mailing address of GBPO’s principal executive office is Global BPO Services Corp., 125 High Street, 30th Floor, Boston, MA 02110, and its telephone number is (617) 517- 3252.

Stream

Stream is a global provider of CRM and other BPO services to companies in the technology, consumer electronics and communications industries. Stream’s CRM solutions encompass a wide range of telephone, email and Internet based services and technical support programs designed to maximize the long-term value of the relationships between Stream’s clients and their customers, or end-users. Technical support programs may involve technical troubleshooting, hardware, warranty support and game support, hosted services, data management, telecommunications services and professional services. Customer service includes activities such as customer setup/activations, up-sell or cross-sell programs, customer billing inquiries and customer retention programs. Stream works closely with its clients to design and implement large scale, tailored CRM programs that provide comprehensive solutions to their specific business needs. Stream delivers services from its 32 service centers in 16 countries providing clients with numerous site alternatives and service options at various price points, enabling clients to build an optimal mix of service solutions to solve complex issues and create a cost efficient solution for its clients in approximately 30 different languages.

Stream delivers its CRM solutions through end-user initiated (inbound) telephone calls, emails and chat sessions that are routed to one or more of Stream’s service centers. Stream’s multi-jurisdiction geographic locations, technology infrastructure and process-driven service model allow it to deliver tailored BPO solutions based on a client’s required servicing needs, linguistic requirements and pricing. Typically an end-user makes an inbound request for technical assistance, seeks product activation or support, or a response to warranty or other issues. Stream’s trained service professionals respond to these inquiries from one of Stream’s service centers utilizing technologically advanced telephone systems and workstations, which are designed to enable the service professional to provide a comprehensive resolution.

Stream seeks to establish long-term, strategic relationships, formalized by renewable multi-year contracts, with clients in the technology, consumer electronics and communications industries. Stream targets these industries because of their growth potential, their complex product and service offerings and their large customer bases, which often require sophisticated customer interactions. Stream focuses on offering CRM solutions to fulfill the needs of these higher complexity programs, where it believes its customer service, technical expertise and its operational processes and performance metrics give it a competitive advantage over other CRM providers. As of December 31, 2007, Stream had 32 facilities in 16 countries with over 16,000 employees.

The Merger

On January 27, 2008, GBPO entered into a merger agreement with Stream pursuant to which GBPO will acquire all of the outstanding shares of capital stock of Stream and Stream will become a wholly-owned subsidiary of GBPO.

The purchase price is $225.8 million, subject to certain working capital and other adjustments and subject to increase under certain circumstances if the closing of the merger does not occur by July 31, 2008. The purchase price is comprised of the following:

•

the payment to Stream stockholders and optionholders of an amount in cash equal to $211.3 million, plus an amount equal to 75% of certain capital expenditures made by Stream from July 1, 2008 to the closing and less: (i) the amount of outstanding indebtedness (including capital leases) of Stream at the closing (approximately $108 million at January 31, 2008), (ii) transaction expenses of Stream and transaction-related bonuses payable to certain Stream executives (estimated to total $7 million), and (iii) transaction fees of approximately $4 million payable to H.I.G.;

•

the issuance to Stream stockholders and optionholders of 1,812,500 units of GBPO, each unit consisting of a share of GBPO common stock and a warrant to purchase a share of GBPO common stock at a purchase price of $6.00 per share, plus up to an additional 335,648 units to the extent that the average closing price of a GBPO unit during the 30-day period ending three business days prior to the closing of the merger is less than $8.00; and

•

the assumption of the capital leases of Stream at the closing (estimated at $8.4 million at January 31, 2008) and the assumption, replacement or repayment of other outstanding indebtedness of Stream at the closing (estimated at $99.5 million at January 31, 2008).

Conversion Rights

Each GBPO stockholder, other than the founding stockholders, who holds shares of common stock issued as part of the units issued in the IPO has the right to vote against the adoption of the merger proposal and demand that GBPO convert such stockholder’s shares into an amount in cash equal to such stockholder’s pro rata portion of the funds held in the trust account (net of taxes payable on any interest earned thereon and $             of interest earned on the trust account that has been released to GBPO as of                     , 2008) into which a substantial portion of the net proceeds of the IPO was deposited. This includes any stockholder who acquires shares issued

in the IPO or through purchases following the IPO. As of                     , 2008, there was approximately $             in the trust account, including accrued interest on the funds in the trust account (net of accrued taxes), or approximately $             per share issued in the IPO. These shares will be converted into cash on such basis only if the merger is completed. However, if the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption. Prior to exercising their conversion rights, GBPO’s stockholders should verify the market price of GBPO’s common stock, as they may receive higher proceeds from the sale of their common stock at the public market than from exercising their conversion rights. Shares of GBPO’s common stock are currently listed on the American Stock Exchange under the symbol “OOO.” On                     , 2008, the record date for the annual meeting of shareholders, the last sale price of GBPO’s common stock was $            .

In addition, in order to exercise your conversion rights you must continue to hold your shares through the completion of the merger and thereafter tender the physical stock certificate to Continental Stock Transfer & Trust Company, our transfer agent, together with written instructions that you wish to convert your shares into your pro rata share of the trust account. Certificates that have not been tendered will not be converted into cash. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and request that a physical stock certificate be issued in your name. Please see “Annual Meeting of GBPO Stockholders—Conversion Rights.”

If, notwithstanding your vote against adoption of the merger proposal and your proper exercise of conversion rights, the merger is completed, then you will be entitled to receive a pro rata portion of the funds held in the trust account (net of taxes payable on the interest earned thereon and $             of interest earned on the trust account that has been released to GBPO as of                     , 2008), calculated as of the date that is two business days prior to the completion of the merger. If you exercise your conversion rights, then you will be exchanging your shares of GBPO common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you continue to hold these shares through the completion of the merger and thereafter tender your physical stock certificate to our stock transfer agent. If the merger is not completed, then these shares will not be converted into cash. Prior to exercising their conversion rights, our stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price.

If the merger is not completed, GBPO will continue to search for a target company for a business combination. However, GBPO may be required to commence proceedings to dissolve and liquidate if it does not consummate a business combination by October 17, 2009. In any dissolution and liquidation, we would expect the funds held in the trust account (net of taxes payable on the interest earned thereon and $             of interest earned on the trust account that has been released to GBPO as of                     , 2008), plus any remaining net assets not held in trust, would be distributed pro rata to the holders of GBPO’s common stock acquired in the IPO. However, our dissolution and liquidation may be subject to substantial delays and the amounts in the trust account, and each public stockholder’s pro rata portion thereof, may be subject to the claims of creditors or other third parties. See “Risk Factors—If we are unable to complete the business combination with Stream or another party and are forced to dissolve and liquidate, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders could be less than $8.00 per share and our warrants will expire worthless,” and “Annual Meeting of GBPO Stockholders—Conversion Rights.”

Appraisal Rights

GBPO stockholders do not have appraisal rights in connection with the merger under the DGCL.

Federal Income Tax Consequences of the Merger and Exercise of Conversion Rights

GBPO stockholders who do not exercise their conversion rights will continue to hold their GBPO shares and, as a result, will not recognize any gain or loss for U.S. federal income tax purposes as result of the merger.

GBPO stockholders who exercise their conversion rights to receive cash in exchange for their common stock will be treated for U.S. federal income tax purposes as if their common stock were redeemed in a taxable transaction, resulting in either sale treatment or distribution treatment.

For a description of the federal income tax consequences of the exercise of conversion rights, please see the section entitled “The Merger Proposal—U.S. Federal Income Tax Consequences of the Merger.”

Anticipated Accounting Treatment

The merger will be accounted for under the purchase method of accounting as an acquisition in accordance with U.S. generally accepted accounting principles. This determination was primarily based on GBPO issuing cash for the equity of Stream, assumption, replacement or repayment of certain amounts of indebtedness, the GBPO board of directors maintaining a majority after the merger and the GBPO chairman and chief executive office becoming the chairman and chief executive officer of the combined company. The net assets of Stream will be stated at fair value and any excess purchase price will be allocated first to identifiable intangible assets and will be amortized over their respective useful lives. The remainder will be treated as goodwill on GBPO’s balance sheet. A periodic assessment of the value of the goodwill will be conducted by GBPO and any permanent impairment in value will be taken as a charge to future earnings. GBPO has not yet completed the allocation of purchase price for accounting purposes. Accordingly, any excess of fair value of net assets has been allocated to goodwill until such determination has been made.

Regulatory Matters

The completion of the merger and the other transactions contemplated by the merger agreement is subject to review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and potentially other regulatory requirements. Please see “The Merger Proposal—Regulatory Matters.”

GBPO’s Recommendation to Stockholders; Reasons for Approval of the Merger

After careful consideration of the terms and conditions of the merger proposal, GBPO’s board of directors has determined that the merger proposal is fair to and in the best interests of GBPO and its stockholders. In reaching its decision with respect to the merger and the transactions contemplated by the merger agreement, GBPO’s board of directors reviewed various industry and financial data and considered the due diligence and evaluation materials provided by Stream in order to determine that the consideration to be paid in connection with the merger was reasonable. Please see “The Merger Proposal—GBPO’s Board of Directors’ Reasons for Approval of the Merger” and “—Recommendation of GBPO’s Board of Directors.” On January 23, 2008 Bear Stearns delivered to GBPO’s board of directors its written opinion that, as of that date and based upon and subject to the factors, limitations and assumptions described in the opinion, the consideration to be paid by GBPO pursuant to the merger agreement was fair from a financial point of view to GBPO. Please see “The Merger Proposal—Opinion of Bear Stearns.” Accordingly, GBPO’s board of directors recommends that GBPO stockholders vote:

•	FOR the merger proposal;

•	FOR the authorized share proposal;

•	FOR the post-closing charter amendment proposal;

•	FOR the incentive plan proposal;

•	FOR the election of director proposal; and

•	FOR the adjournment proposal.

Management of GBPO

After the completion of the merger, Messrs. Murray, Howe, Moore, O’Leary and Conway will continue to serve as members of GBPO’s board of directors and Messrs. Murray, Kane, Linnell and Ms. Flaherty will continue to serve as officers of GBPO.

GBPO’s Founding Stockholder Ownership

GBPO’s board of directors has fixed the close of business on                     , 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof. As of                     , 2008, our founding stockholders beneficially held and are entitled to vote, in the aggregate,            shares of common stock, representing approximately     % of the outstanding common stock, of which              were issued prior to the IPO and of which              were purchased by the founding stockholders following the IPO and immediately prior to the filing of this proxy statement. Such number does not include the 7,500,000 shares of common stock issuable upon exercise of certain of the founding stockholders’ warrants. With respect to the proposal for approval of the merger only, each of the founding stockholders has agreed to vote all shares of GBPO common stock acquired prior to the IPO, and any shares of common stock acquired in or after the IPO, in the same manner as the majority of the votes cast by the holders of the common stock issued in the IPO other than the founding stockholders. This voting arrangement shall not apply to any proposal other than the merger proposal. Record holders of warrants do not have voting rights with respect to such warrants.

Interests of GBPO Directors and Officers in the Merger

When you consider the recommendation of GBPO’s board of directors in favor of adoption of the merger proposal, you should keep in mind that GBPO’s directors and officers have interests in the merger that are different from, or in addition to, your interests as a stockholder.

These interests include, among other things:

•

If this merger is not approved, and GBPO fails to consummate an alternative business combination prior to October 17, 2009, GBPO may liquidate. In such event, the 7,812,500 shares of common stock held by the founding stockholders, including GBPO’s officers and directors and their affiliates and other persons, that were acquired prior to or concurrently with the IPO will be worthless because the founding stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $             based on the last sale price of $             on the American Stock Exchange on                     , 2008, the record date. The founding stockholders paid $7,500,000 for the 7,500,000 founder warrants.

•

In addition, the 7,500,000 founder warrants will become worthless if this merger is not consummated and GBPO fails to consummate an alternative business combination prior to October 17, 2009. These warrants had an aggregate market value of $             based upon the last sale price of $             on the American Stock Exchange on                     , 2008, the record date.

•

After the completion of the merger, Messrs. Murray, Howe, Moore, O’Leary and Conway will continue to serve as members of GBPO’s board of directors and Messrs. Murray, Kane, Linnell and Ms. Flaherty will continue to serve as officers. As such, in the future they may receive cash compensation, board fees, stock options or stock awards if GBPO’s board of directors so determines. GBPO currently has made no determinations regarding the compensation it will pay its directors or officers after completion of the merger or whether it plans to enter into any employment agreements with its officers.

•

If we are unable to complete a business combination and are forced to liquidate, our officers (Scott Murray, Charles Kane, Lloyd Linnell and Sheila Flaherty) will be jointly and severally liable under certain circumstances (for example, if a vendor does not waive any rights or claims to the trust account) to ensure that the proceeds in the trust account are not reduced by the claims of vendors, service providers or other entities that are owed money by us for services rendered or contracted for or products sold to us or by claims of prospective target businesses for fees and expenses of third parties that we agree to pay in the event we do not consummate a combination with such target business. However, we cannot assure you that they will be able to satisfy those obligations if they are required to do so.

Certain Other Interests in the Merger

In addition to the interests of our directors and officers in the merger, you should keep in mind that certain individuals promoting the merger and/or soliciting proxies on behalf of GBPO have interests in the merger that are different from, or in addition to, your interests as a stockholder. In connection with our IPO, the underwriters agreed to defer fees equal to 3% of the gross proceeds from the sale of the units to the public stockholders, or approximately $7,500,000, until the consummation of our initial business combination.

In connection with its IPO, GBPO agreed to sell to its underwriters in its IPO, for $100, an option to purchase up to a total of 1,562,500 units. The units issuable upon exercise of this option are identical to those offered in GBPO’s IPO, except that the warrants included in the option have an exercise price of $7.20 (120% of the exercise price of the warrants included in the units sold in GBPO’s IPO). This option is exercisable at $9.60 per unit, commencing on the later of the consummation of a business combination and October 17, 2008 and expiring October 17, 2011. The exercise price and the number of units issuable upon exercise of the option may be adjusted in certain circumstances.

In addition, the exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the merger may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders’ best interest. Please see “The Merger Proposal—Interests of GBPO Directors and Officers in the Merger.”

The Authorized Share Proposal

Assuming the merger proposal is approved, GBPO stockholders are also being asked to approve an amendment to our existing certificate of incorporation, to be effective prior to the closing of the merger, to increase the number of authorized shares of GBPO capital stock from 120,000,000 shares to              shares.

The Post-Closing Charter Amendment Proposal

Assuming the merger proposal is approved, GBPO stockholders are also being asked to approve an amendment to our existing certificate of incorporation, to be effective after to the closing of the merger, to, among other things, (A) change GBPO’s name from “Global BPO Services Corp.” to “Stream Global Services, Inc.” and (B) remove, effective after the consummation of the merger, (1) certain provisions of Article Third and (2) the entirety of Article Sixth of the second amended and restated certificate of incorporation, all of which relate to the operation of GBPO as a blank check company prior to the consummation of a business combination, and to add provisions regarding dividends and distributions.

The Incentive Plan Proposal

Assuming the merger proposal is approved, GBPO stockholders are also being asked to approve the adoption of the 2008 stock incentive plan, pursuant to which GBPO will reserve up to              shares of common stock, for issuance in accordance with the stock incentive plan’s terms. The stock incentive plan has been established to enable us to attract, retain, motivate and provide additional incentives to certain directors, officers, employees, consultants and advisors, whose contributions are essential to our growth and success by enabling them to participate in our long-term growth through the exercise of stock options and the ownership of our stock. For more information regarding the stock incentive plan, please see “The Incentive Plan Proposal.” Additionally, the stock incentive plan is attached to this proxy statement as Annex D. We encourage you to read the plan in its entirety.

The Election of Director Proposal

You are being asked to elect the Class I member of GBPO’s board of directors to serve until the 2011 annual stockholders meeting and until his successor is duly elected and qualified. Please see “Directors and Executive Officers of GBPO Following the Merger” for information regarding this person.

Date, Time and Place of Annual Meeting of GBPO Stockholders

The annual meeting of the stockholders of GBPO will be held at     a.m./p.m. Eastern Time, on                     , 2008, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. A proposal to adjourn the meeting to a later date or dates may be presented, if necessary, to permit further solicitation and vote of proxies, if, based upon the tabulated vote at the time of the annual meeting, GBPO is not authorized to consummate the merger. Please see “The Adjournment Proposal” for more information.

Voting Power; Record Date

Only stockholders of record at the close of business on                     , 2008 will be entitled to vote at the annual meeting. On this record date, there were              shares of common stock outstanding and entitled to vote at the annual meeting. Each holder of common stock is entitled to one vote per share on each proposal on which such shares are entitled to vote at the annual meeting. Holders of warrants are not entitled to vote at the annual meeting.

Quorum and Vote of GBPO Stockholders

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least a majority of the issued and outstanding shares entitled to vote are present in person or by proxy at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

•

The approval of the merger proposal will require the vote of a majority of the outstanding shares of common stock issued in the IPO. If the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption.

•	The approval of the authorized share proposal will require the affirmative vote by the holders of a majority of the outstanding shares of GBPO common stock.

•	The approval of the post-closing charter amendment proposal will require the affirmative vote by the holders of a majority of the outstanding shares of GBPO common stock.

•

The approval of the incentive plan proposal will require the affirmative vote of holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of GBPO common stock present or represented at the meeting.

•	The approval of the election of director proposal will require the plurality of the votes cast by GBPO stockholders entitled to vote on the election.

•	The approval of the adjournment proposal will require the majority vote of the voting power of the stockholders present or represented at the meeting and entitled to vote.

Please note that you cannot seek conversion of your shares unless you affirmatively vote against the adoption of the merger proposal, demand that GBPO convert your shares into cash no later than the close of the vote on the merger proposal at the annual meeting, continue to hold your shares through the completion of the merger and present your physical stock certificate to our stock transfer agent.

Proxies and Proxy Solicitation Costs

GBPO is soliciting the proxy represented by the enclosed proxy on behalf of its board of directors, and it will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, GBPO’s chief executive officer, chairman of the board and other officers may solicit proxies by telephone or fax, each without receiving any additional compensation for his services. GBPO has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of its common stock. GBPO has engaged Innisfree M&A Incorporated to solicit proxies for this annual meeting. GBPO is paying a fixed solicitation fee of $20,000 for solicitation services and a $5 per call fee.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the annual meeting.

Quotation or Listing

GBPO’s outstanding common stock, warrants and units are listed on the American Stock Exchange.

Risk Factors

In evaluating the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

Holders

As of January 31, 2008, there was 1 holder of record of the units, 12 holders of record of the common stock and 11 holders of record of the warrants.

GBPO SELECTED FINANCIAL DATA

The selected consolidated historical financial information of GBPO as of and for the period from June 26, 2007 (date of inception) through October 23, 2007 (date of closing of the IPO) have been derived from the financial statements of GBPO, which have been audited by BDO Seidman, LLP, an independent registered public accounting firm, included in this proxy statement. Prior to June 26, 2007 GBPO had no operations. The results for the period ended October 23, 2007 are not necessarily indicative of the results to be expected for the entire period ended December 31, 2007. This selected financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operation—GBPO” and the financial statements and related notes of GBPO included elsewhere in this proxy statement.

Statement of Operations Data (in thousands):

Expenses:
Formation, general and administrative costs	$22
Interest expense to certain founding stockholders	3

Net loss for the period	$(25)

Balance Sheet Data (in thousands):

Total current assets	$247,695
Equipment, net	13
Total assets	247,708
Total current liabilities	8,655
Common stock subject to possible conversion	73,875
Stockholders’ equity	165,178

On October 23, 2007, GBPO consummated its IPO of 31,250,000 units at a price of $8.00 per unit. Proceeds from the IPO totaled approximately $231.5 million, which were net of approximately $18.5 million in underwriting fees and other expenses related to the IPO. After the deposit of $7.5 million in connection with the purchase of the founders warrants and the underwriters’ deferred discount of $7.5 million and payments for working capital and transaction related costs GBPO has $246.3 million held in a trust account, which is included in current assets at October 23, 2007.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL INFORMATION OF STREAM

The selected consolidated historical financial information of Stream as of December 31, 2005 and 2006 and for the years ended December 31, 2004, 2005, 2006 have been derived from the consolidated financial statements of Stream, which have been audited by Ernst & Young, LLP, an independent registered public accounting firm, included in this proxy statement. The selected consolidated historical financial information of Stream as of and for the year ended December 31, 2002, and as of and for the period from January 1, 2003 to June 16, 2003 were derived from unaudited financial information obtained from Spectrum Integrated Services, Inc. whose service center operation was purchased by Stream on June 17, 2003 adjusted for pro forma tax as based on the effective tax rate used in the period from June 17, 2003 to December 31, 2003. The selected financial data as of December 31, 2003 and for the period June 17, 2003 to December 31, 2003 were derived from audited consolidated financial statements not included in this proxy statement. The selected financial data as of September 30, 2007 and for the nine months ended September 30, 2006 and 2007 have been derived from Stream’s unaudited consolidated financial information included in this proxy statement, which include, in the opinion of its management, all adjustments necessary to present fairly its result of operations and financial condition at the dates and for the periods presented. The results for the nine months ended September 30, 2007 are not necessarily indicative of the results to be expected for the entire year ended December 31, 2007. This selected financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stream” and the consolidated financial statements and related notes of Stream included elsewhere in this proxy statement.

	Predecessor		Period from June 17, 2003 to December 31, 2003
	Year Ended December 31, 2002	Period from January 1, 2003 to June 16, 2003		Years Ended December 31,			Nine Months Ended September 30,
				2004	2005	2006	2006	2007
	(unaudited)		(amounts in thousands)				(unaudited)
Statement of Operations Data:
Revenue	$61,232	$29,553	$25,980	$215,613	$310,905	$405,547	$292,622	$345,645
Direct cost of revenue	40,614	20,462	18,449	140,927	217,078	276,868	201,364	229,017

Gross profit	20,618	9,091	7,531	74,686	93,827	128,679	91,258	116,628
Operating expenses	18,858	8,779	8,372	70,450	104,941	123,209	89,640	112,875

Income (loss) from operations	1,760	312	(841)	4,236	(11,114)	5,470	1,618	3,753
Interest expense, net	—	—	128	1,843	4,646	8,473	5,810	8,835
Other (income) expenses, net	—	—	524	1,093	(3,145)	(2,177)	(1,073)	(700)

Income (loss) before income taxes, discontinued operations and extraordinary gain	1,760	312	(1,493)	1,300	(12,615)	(826)	(3,119)	(4,382)

Income taxes	659	117	(559)	2,203	4,939	4,523	5,472	4,075

Loss before discontinued operations and extraordinary gain	1,101	195	(934)	(903)	(17,554)	(5,349)	(8,591)	(8,457)

Income from discontinued operations, net of tax	759	1,539	2,427	3,523	—	—	—	—
Extraordinary gain from negative goodwill on acquisition	—	—	2,163	22,225	—	—	—	—

Net income (loss)	$1,860	$1,734	$3,656	$24,845	$(17,554)	$(5,349)	$(8,591)	$(8,457)

	Predecessor
	December 31,					September 30, 2007
	2002	2003	2004	2005	2006
	(unaudited)	(amounts in thousands)				(unaudited)
Balance Sheet Data:
Total current assets	$12,448	$14,813	$86,732	$78,635	$102,825	$120,936
Property, equipment and fixtures, net	5003	997	7,883	21,975	25,977	30,205
Total assets	17,451	16,290	110,908	118,722	145,117	169,052
Total current liabilities	16,623	9,970	44,932	54,111	60,674	124,488
Long-term debt	9,138	1,500	32,313	51,077	72,822	28,003
Stockholders’ equity	828	4,677	31,964	12,234	10,309	9,526

(1)	On April 13, 2004, Stream acquired Stream International, Inc., Stream New York, Inc., Solectron Global Services Italy S.r.l., and Stream (Bermuda) Ltd. from the Solectron Corporation by assuming $27.7 million of capital lease obligations and letters of credit. On July 22, 2004, Stream acquired 83% of the outstanding equity of Infowavz International Private Limited for a total purchase price of $8.8 million. The results of operations of Stream International, Inc., Stream New York, Inc., Solectron Global Services Italy S.r.l., and Stream (Bermuda) Ltd. and Infowavz have been included in Stream’s consolidated financial statements since each of their respective dates of acquisition.

(2)	Stream accounted for its June 16, 2003 acquisition of ECE Holdings, Inc. from Spectrum Integrated Services, Inc. and its April 13, 2004 acquisition of Stream International, Inc., Stream New York, Inc., Solectron Global Services Italy S.r.l., and Stream (Bermuda) Ltd. from the Solectron Corporation in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141). SFAS 141 requires that the excess of the fair market value of identifiable net assets acquired in a business combination over the cost of the acquired business be applied to reduce the carrying amount of long lived assets, and that any such excess of the value of the assets over costs remaining after reducing the value of the long lived assets to zero, be recognized as extraordinary gain. Accordingly, Stream recognized extraordinary gains of $3.5 million (and related deferred income tax liability of $1.35 million and $22.2 million as of June 16, 2003 and April 13, 2004, respectively), and no equipment and fixtures or other non-current assets were recorded in connection with either acquisition. The book value for the furniture, fixtures and equipment acquired in the April 13, 2004 transaction was written off in its entirety because Stream was required to allocate the purchase price to more liquid assets as a result of compliance with SFAS 141.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial statements combine (i) the historical balance sheets of GBPO as of October 23, 2007 and Stream as of September 30, 2007, giving pro forma effect to the merger as if it had occurred on September 30, 2007, (ii) the historical statement of operations of Stream for the year ended December 31, 2006, giving pro forma effect to the merger as if it had occurred on January 1, 2006, and (iii) the historical statements of operations of GBPO for the period June 26, 2007 (inception) to October 23, 2007 and Stream for the nine months ended September 30, 2007, giving pro forma effect to the acquisition as if it had occurred on January 1, 2006.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the transaction, are factually supportable and, in the case of the pro forma statements of operations, have a recurring impact. The pro forma adjustments are preliminary, and the unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the acquisition taken place on the dates noted, or the future financial position or operating results of the combined company. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. Under the purchase method of accounting, the total purchase price will be allocated to the net tangible and intangible assets acquired and liabilities assumed, based on various estimates of their respective fair values. The purchase price allocations set forth in the following unaudited pro forma condensed combined financial statements are based on the current book value of Stream’s tangible assets and liabilities, until such time that GBPO can complete their assessment of the estimated fair value of Stream net assets acquired. The final valuations, and any interim updated preliminary valuation estimates, may differ materially from these preliminary valuation estimates and, as a result, the final allocation of the purchase price may result in reclassifications of the allocated amounts that are materially different from the purchase price allocations reflected below. Upon the completion of GBPO’s assessment of the estimated fair value of Stream net assets acquired, any material change in the valuation estimates and related allocation of the purchase price would materially impact GBPO’s depreciation and amortization expenses, the unaudited pro forma condensed combined financial statements and GBPO’s results of operations after the acquisition.

GBPO will complete the merger with Stream only if a majority of the shares of common stock issued in the IPO are voted in favor of the merger and only holders of 29.99% or less of the shares of common stock issued in the IPO exercise their conversion rights. Each of GBPO’s founding stockholders has agreed to vote all shares of GBPO common stock acquired prior to the IPO, and any shares of common stock acquired in or after the IPO, in the same manner as the majority of the votes cast by the holders of the common stock issued in the IPO other than the founding stockholders.

The following unaudited pro forma condensed combined financial statements have been prepared using two different levels of assumptions with respect to the number of outstanding shares of GBPO common stock, as follows:

•	Assuming Maximum Approval: This presentation assumes that 100% of GBPO stockholders approve the merger; and

•

Assuming Minimum Approval: This presentation assumes that holders of only 70.01% of the outstanding shares of GBPO common stock approve the merger and holders of the remaining 29.99% all vote against the merger and elect to exercise their conversion rights.

GBPO is providing this information to aid you in your analysis of the financial aspects of the merger and it is presented for informational purposes only. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with the historical financial statements of GBPO and Stream and the related notes thereto included elsewhere in this proxy statement.

Unaudited Pro Forma Condensed Combined Balance Sheet

September 30, 2007

(in thousands)

	GBPO	Stream	Pro Forma Adjustments (assuming maximum approval)		Pro Forma (assuming maximum approval)	Additional Pro Forma Adjustments (assuming minimum approval)		Pro Forma (assuming minimum approval)
Assets
Current assets:
Cash and cash equivalents	$1,225	$6,340	$246,300	A	$101,739	$(73,875	)F	$27,864
			(110,800)	B		—
			(22,068)	C		—
			(758)	D		—
			(7,500)	H		—
			(11,000)	M		—
Cash and cash equivalents held in Trust	246,300	—	(246,300)	A	—	—		—
Accounts receivable, net	—	103,144	—		103,144	—		103,144
Deferred income taxes	—	1,096	—		1,096	—		1,096
Prepaid expenses and other current assets	170	10,356	—		10,526	—		10,526

Total current assets	247,695	120,936	(152,126)		216,505	(73,875)		142,630
Equipment and fixtures, net	13	30,205	—		30,218	—		30,218
Deferred income taxes	—	5,331	—		5,331	—		5,331
Goodwill	—	8,301	130,615	B	138,916	—		138,916
Other assets	—	4,279	(1,516)	B	3,521	—		3,521
			758	D		—

Total assets	$247,708	$169,052	$(22,269)		$394,491	$(73,875)		$320,616

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$—	$8,664	$—		$8,664	$—		$8,664
Accrued employee compensation and benefits	—	36,110	—		36,110	—		36,110
Other accrued expenses	955	11,784	13,325	B	15,064	—		15,064
			(11,000)	M		—
Deferred underwriting fee	7,500	—	(7,500)	H	—	—		—
Current portion of long-term debt	—	60,109	(60,109)	D	—	—		—
Current portion of capital lease obligations	—	1,415	—		1,415	—		1,415
Other current liabilities	200	6,406	—		6,606	—		6,606

Total current liabilities	8,655	124,488	(65,284)		67,859	—		67,859
Long-term debt, net of current portion	—	22,068	(22,068)	C	60,109	—		60,109
			60,109	D		—
Capital lease obligations, net of current portion	—	5,935	—		5,935	—		5,935
Other liabilities	—	7,035	—		7,035	—		7,035

Total liabilities	8,655	159,526	(27,243)		140,938	—		140,938
Common stock subject to possible conversion, 9,374,999 shares at conversion value	73,875	—	(73,875)	E	—	—		—
Stockholders’ equity:
Common stock	31	84	2	B	42	(9	)F	33
			9	E		—
			(84)	J		—
Additional capital	—	4,766	(4,766)	J	—	—		—
Additional paid-in capital	165,172	—	14,498	B	253,536	(73,866	)F	179,670
			73,866	E		—
Retained deficit	—	(2,857)	(25)	I	(25)	—		(25)
			2,857	J		—
Deficit accumulated in the development stage	(25)	—	25	I	—	—		—
Accumulated other comprehensive income	—	7,533	(7,533)	J	—	—		—

Total stockholders’ equity	165,178	9,526	78,849		253,553	(73,875)		179,678

Total liabilities and stockholders’ equity	$247,708	$169,052	$(22,269)		$394,491	$(73,875)		$320,616

See notes to the unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

Year Ended December 31, 2006

(in thousands, except share and per share data)

	GBPO	Stream	Pro Forma Adjustments (assuming maximum approval)		Pro Forma (assuming maximum approval)	Additional Pro Forma Adjustments (assuming minimum approval)		Pro Forma (assuming minimum approval)
Revenue	$—	$405,547	$—		$405,547	$—		$405,547
Direct cost of revenue	—	276,868	—		276,868	—		276,868

Gross profit	—	128,679	—		128,679	—		128,679
Operating expenses:
Selling, general and administrative expenses	—	115,086	—		115,086	—		115,086
Management fees and expenses to stockholder	—	459	(459)	K	—	—		—
Depreciation and amortization	—	7,664	—		7,664	—		7,664

Total operating expenses	—	123,209	(459)		122,750	—		122,750

Income (loss) from operations	—	5,470	459		5,929	—		5,929
Other (income) expenses, net:
Foreign currency transaction gain	—	(498)	—		(498)	—		(498)
Other (income) expense, net	—	(1,660)	—		(1,660)	—		(1,660)
Minority interest	—	(19)	—		(19)	—		(19)
Interest expense, net	—	8,473	(2,181)	C	7,249	—		7,249
			(3,845)	L		—
			154	N		—
			4,648	O		—

Total other (income) expenses, net	—	6,296	(1,224)		5,072	—		5,072

Income (loss) before income taxes	—	(826)	1,683		857	—		857
Income taxes	—	4,523	—	P	4,523	—		4,523

Net loss	$—	$(5,349)	$1,683		$(3,666)	$—		$(3,666)

Loss per share:
Basic and diluted	$—				$(0.09)			$(0.11)

Weighted-average shares outstanding:
Basic and diluted	—			G	42,046,874		G	32,671,875

See notes to the unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

Nine Months Ended September 30, 2007

(in thousands, except share and per share data)

	GBPO	Stream	Pro Forma Adjustments (assuming maximum approval)		Pro Forma (assuming maximum approval)	Additional Pro Forma Adjustments (assuming minimum approval)		Pro Forma (assuming minimum approval)
Revenue	$—	$345,645	$—		$345,645	$—		$345,645
Direct cost of revenue	—	229,017	—		229,017	—		229,017

Gross profit	—	116,628	—		116,628	—		116,628
Operating expenses:
Selling, general and administrative expenses	22	104,031	—		104,053	—		104,053
Management fees and expenses to stockholder	—	338	(338)	K	—	—		—
Depreciation and amortization	—	8,506	—		8,506	—		8,506

Total operating expenses	22	112,875	(338)		112,559	—		112,559

Income (loss) from operations	(22)	3,753	338		4,069	—		4,069
Other (income) expenses, net:
Foreign currency transaction gain	—	441	—		441	—		441
Other (income) expense, net	—	(1,141)	—		(1,141)	—		(1,141)
Interest expense, net	3	8,835	(2,726)	C	5,603	—		5,603
			(4,110)	L		—
			115	N		—
			3,486	O		—

Total other (income) expenses, net	3	8,135	(3,235)		4,903	—		4,903

Loss before income taxes	(25)	(4,382)	3,573		(834)	—		(834)
Income taxes	—	4,075	—	P	4,075	—		4,075

Net loss	$(25)	$(8,457)	$3,573		$(4,909)	$—		$(4,909)

Loss per share:
Basic and diluted	$—				$(0.12)			$(0.15)

Weighted-average shares outstanding:
Basic and diluted	7,780,296			G	42,046,874		G	32,671,875

See notes to the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Note 1—Description of Transaction and Basis of Presentation

On January 27, 2008, GBPO entered into an agreement and plan of merger with Stream (the “merger agreement”), pursuant to which GBPO will acquire all of the outstanding shares of capital stock of Stream and Stream will become a wholly-owned subsidiary of GBPO.

The purchase price is $225,800, subject to certain working capital and other adjustments and subject to increase under certain circumstances if the closing of the merger does not occur by July 31, 2008. The purchase price is comprised of the following:

•

the payment to Stream stockholders and optionholders of an amount in cash equal to $211,300, plus an amount equal to 75% of certain capital expenditures made by Stream from July 1, 2008 to the closing and less: (i) the amount of outstanding indebtedness (including capital leases) of Stream at the closing (approximately $89,500 at September 30, 2007), (ii) transaction expenses of Stream and transaction-related bonuses payable to certain Stream executives (estimated to total $7,000), and (iii) transaction fees of approximately $4,000 payable to H.I.G.;

•

the issuance to Stream stockholders and optionholders of 1,812,500 units of GBPO, each unit consisting of a share of GBPO common stock and a warrant to purchase a share of GBPO common stock at a purchase price of $6.00 per share, plus up to an additional 335,648 units to the extent that the average closing price of a GBPO unit during the 30-day period ending three business days prior to the closing of the merger is less than $8.00; and

•

the assumption of the capital leases of Stream at the closing (approximately $7,350 at September 30, 2007) and the assumption, replacement or repayment of other outstanding indebtedness of Stream at the closing (approximately $82,150 at September 30, 2007).

The purchase price will be adjusted upward or downward if the working capital of Stream at the closing of the merger is more than $55,500 or less than $52,500, respectively.

In addition, the purchase price will increase by: (i) $5,000 in cash if (A) the closing date of the merger is after July 31, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the seven months ended July 31, 2008 exceeds $15,045 and (C) Stream’s revenue for the seven months ended July 31, 2008 exceeds $268,949, (ii) an additional increase of $5,000 in cash if (A) the closing date of the merger is after August 31, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the eight months ended August 31, 2008 exceeds $17,499 and (C) Stream’s revenue for the eight months ended August 31, 2008 exceeds $309,041 and (iii) an additional increase of $10,000 in cash if (A) the closing date for the merger is after September 30, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the nine months ended September 30, 2008 exceeds $20,619 and (C) Stream’s revenue for the nine months ended September 30, 2008 exceeds $351,116.

GBPO has entered into a commitment letter with Stream’s existing bank lender, PNC Bank, National Association (“PNC”) for credit facilities totaling approximately $109,000 that would become effective upon the closing of the merger (the “PNC Commitment Letter”). PNC has committed to provide $30,000 of the financing and to use it bests efforts to syndicate the remainder to a combination of existing and new lenders to Stream, subject to various closing conditions. Of this financing, up to $100,000 would be a senior secured revolving credit facility under which borrowing availability will be based on, among other things, Stream’s eligible accounts receivable. The balance of the financing would consist of a senior secured domestic term loan of up to $5,810 and a senior secured foreign term loan of up to $2,886. The financing facilities would have a five year term from the date of the closing of the transaction. Outstanding balances under the credit facility would bear interest at LIBOR plus a margin ranging from LIBOR plus 200 to 250 basis points and the term loans would bear interest at LIBOR plus 275 to 325 basis points based on the combined company’s fixed charge coverage ratio. The balance outstanding under Stream’s existing credit facility and term loans (approximately $77,000 at January 31, 2008) would be assumed as part of the new revolving credit and term debt facility.

For purposes of these unaudited pro forma condensed combined financial statements, the estimated consideration payable by GBPO to the stockholders and holders of vested options of Stream at closing was calculated as follows using Stream’s indebtedness outstanding as of September 30, 2007:

Purchase price per agreement	$225,800
Minus: Stream indebtedness (including capital leases)	(89,500)
Minus: Stream transaction fees(1)	(7,000)
Minus: transaction fees payable to H.I.G.(1)	(4,000)

Consideration payable by GBPO to Stream at closing	$125,300

(1)	Pursuant to the merger agreement, certain transaction fees, costs and expenses incurred by Stream in connection with the merger will be subtracted from the consideration payable to Stream at closing. At closing, such transaction expenses are estimated to total $11,000.

Note 2—Pro Forma Adjustments

There were no inter-company balances or transactions between GBPO and Stream as of the dates and for the periods of these pro forma condensed combined financial statements.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had GBPO and Stream filed consolidated income tax returns during the periods presented.

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(A) To record the reclassification of funds held in trust by GBPO.

(B) To record the purchase price consisting of the payment of $110,800 in cash, the issuance of approximately 1.8 million units of GBPO valued at $14,500, the recording of $3,000 of GBPO costs related to the transaction for investment banking, legal, accounting, printing and other transaction related costs, and the allocation of the purchase price of the assets acquired and liabilities assumed at September 30, 2007 as follows:

Calculation of allocable purchase price:
Cash	$110,800
Units**	14,500
GBPO transaction related costs	3,000

Total allocable purchase price	$128,300

Estimated allocation of purchase price*:
Cash	$6,340
Accounts receivable, net	103,144
Deferred income taxes—current	1,096
Other current assets	10,356
Equipment and fixtures, net	30,205
Deferred income taxes	5,331
Goodwill	138,916
Other assets	2,763
Accounts payable	(8,664)
Accrued expenses and other	(58,219)
Current portion of long-term debt	(60,109)
Current portion of capital lease obligations	(1,415)
Other current liabilities	(6,406)
Long-term debt, net of current portion	(22,068)
Capital lease obligations, net of current portion	(5,935)
Other liabilities	(7,035)

Stream net assets acquired	$128,300

*	The purchase price allocation has not been finalized and is subject to change upon recording of actual transaction costs and completion of valuations of tangible and intangible assets and liabilities.

**	Represents minimum unit consideration of 1,812,500 units of GBPO at a price per unit of $8.00, which approximates the closing price of a unit of GBPO on AMEX a few days before and a few days after January 28, 2008, the date the transaction was announced. Unit consideration is subject to upward adjustment under certain conditions as explained in “The Merger Agreement” section of this proxy statement.

	Stream	Purchase Price Adjustments		Adjusted Stream
Assets
Cash and cash equivalents	$6,340	$—	(i)	$6,340
Accounts receivable, net	103,144	—	(i)	103,144
Deferred income taxes—current	1,096	—	(iv)	1,096
Prepaid expenses and other assets	10,356	—	(i)	10,356
Equipment and fixtures, net	30,205	—	(i)	30,205
Deferred income taxes	5,331	—	(iv)	5,331
Goodwill	8,301	130,615	(v)	138,916
Other assets	4,279	(1,516)	(ii)	2,763

	$169,052	$129,099		$298,151

Liabilities and Stockholders’ Equity
Accounts payable	$8,664	$—	(i)	$8,664
Accrued employee compensation and benefits	36,110	—	(i)	36,110
Other accrued expenses	11,784	10,325	(iii)	22,109
Current portion of long-term debt	60,109	—	(i)	60,109
Current portion of capital lease obligations	1,415	—	(i)	1,415
Other current liabilities	6,406	—	(i)	6,406
Long-term debt, net of current portion	22,068	—	(i)	22,068
Capital lease obligations, net of current portion	5,935	—	(i)	5,935
Other liabilities	7,035	—	(i)	7,035
Stockholders’ equity	9,526	118,774		128,300

	$169,052	$129,099		$298,151

(i)	Recorded at book value carried on Stream’s books, which is estimated by GBPO’s management to approximate fair value. GBPO has not completed its analysis of the impact of the merger on the fair value of Stream’s net assets acquired. Accordingly, no adjustment has been made to Stream’s net assets acquired until such analysis is complete.

(ii)	Adjusted for Stream deferred financing costs related to long-term debt, which will be paid off by GBPO or rolled over to a new credit facility at closing.

(iii)	Adjusted for estimated transaction fees, costs and expenses incurred by Stream in connection with the merger. At closing, such transaction expenses are estimated to total $11,000, of which $675 was accrued as of September 30, 2007.

(iv)	FASB 109, “Accounting for Income Taxes” requires the recognition of deferred tax assets and liabilities for the tax effects of differences between the assigned values in the purchase price allocation and the tax basis of assets acquired and liabilities assumed in a purchase business combination (except for goodwill, which is not deductible for tax purposes). As GBPO has not completed their assessment of the estimated fair value of Stream net assets acquired, no adjustment has been made to deferred income taxes until such analysis is complete.

(v)	GBPO is in the process of completing their assessment of the estimated fair value of Stream net assets acquired. At this time all excess purchase price over the estimated fair value of Stream net assets acquired has been allocated to goodwill until such analysis is complete.

(C)	Stream currently has long-term subordinated debt of $22,068, which will be paid by GBPO at the closing of the merger and will be deducted from the purchase price. Any accrued interest payments and termination fees will also be paid at the closing of the merger and deducted from the purchase price. This entry also eliminates interest expense related to this subordinated debt.

(D)	Reflects use of revolving credit facility contemplated by the PNC Commitment Letter, described in Note 1 above, to replace current portion of long-term debt and senior subordinated debt of Stream at closing. Deferred financing fees relating to the contemplated new revolving credit facility are estimated at $758.

(E)	Assuming maximum approval, to reclassify common stock subject to conversion to permanent equity. This amount, which immediately prior to this transaction was being held in the trust account, represents the value of 9,374,999 shares of common stock which may be converted into cash by GBPO’s stockholders.

(F)	Assuming minimum approval and the election by stockholders to convert their shares into cash. This amount, which immediately prior to this transaction was being held in the trust account, represents the value of 9,374,999 shares of common stock which may be converted into cash by GBPO’s stockholders.

(G)	Pro forma net loss per share was calculated by dividing pro forma net loss by the weighted-average number of shares outstanding as follows:

	Maximum Approval	Minimum Approval
Basic and diluted:
GBPO shares after IPO issuance	40,234,374	40,234,374
Shares subject to conversion	—	(9,374,999)
Shares issued in connection with the transaction	1,812,500	1,812,500

	42,046,874	32,671,875

(H)	To record payment to GBPO’s underwriters for the balance of the underwriters’ deferred discount for GBPO’s IPO deposited in trust account which becomes due upon the consummation of the merger.

(I)	To reclassify deficit accumulated in the development stage to retained deficit.

(J)	Adjustment to eliminate Stream’s historical equity.

(K)	Eliminate costs resulting from consulting agreement with H.I.G. Capital LLC, an affiliate of Stream’s majority stockholder.

(L)	Eliminate interest expense related to the revolving credit facility and term loans paid off or rolled over to a new credit facility at closing.

(M)	Represents payoff at closing of certain transaction expenses incurred by Stream in connection with the merger, which were subtracted from the consideration paid by GBPO to Stream at closing.

(N)	Record bank fee amortization expense on the deferred financing costs and administrative fee associated with the $100,000 replacement and/or assumption of the credit facility.

(O)	Reflects interest expense on the $60,100 under the new revolving credit facility, which has a variable interest rate calculated to be 7.40% as of September 30, 2007. Using a 1/8 percent variance, interest rate expense would have changed $75 for the year ended December 31, 2006 and $56 for the nine months ended September 30, 2007.

(P)	No impact to income taxes from pro forma income adjustments due to utilization of U.S. federal tax net operating loss carryforwards.

In addition, as of September 30, 2007, Stream had U.S. federal tax net operating loss, or NOL, carryforwards of approximately $45,300 available to reduce taxable income in future years. These NOL carryforwards will begin to expire in 2024, unless previously utilized. Stream also had approximately $22,800 of foreign-generated NOL carryforwards, which will expire over various periods through 2015. Due to uncertainty as to its ability to realize these deferred tax assets, Stream recorded valuation allowances of $15,800 and $7,200, respectively, against these net operating loss carryforwards. Stream’s ability to utilize its U.S. federal tax NOL carryforwards will become subject to annual limitations if it undergoes an ownership change as defined under Section 382 of the Code, which may jeopardize Stream’s ability to use some or all of its U.S. federal tax NOL carryforwards following the completion of the merger. However, GBPO has not yet made a determination of the impact of the merger on Stream’s ability to use its NOL carryforwards.

GBPO directors, officers and strategic advisory council members do not receive any compensation for their services to GBPO. Post-merger executive compensation is in the process of being determined; therefore, no pro forma adjustments have been made to reflect GBPO director, officer and strategic advisory council member compensation.

Note 3—Purchase Accounting Adjustment

Under the purchase method of accounting, the total purchase price will be allocated to the net tangible and intangible assets acquired and liabilities assumed, based on various preliminary estimates of their fair values, in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141). Management’s estimates and assumptions are subject to change upon the finalization of the valuation and may be adjusted in accordance with SFAS 141. The purchase price allocation is not finalized. GBPO is in the process of completing their assessment of the estimated fair value of Stream net assets acquired. Until such analysis can be completed, all excess purchase price over the estimated fair value of Stream net assets acquired has been allocated to goodwill. Therefore, GBPO has assumed that carrying value approximates fair value for the tangible assets and liabilities of Stream. The intangible assets acquired will likely include goodwill, which will be non-amortizable, but will be tested at least annually for impairment.

GBPO believes that the recognition of goodwill in the purchase price allocation is supported by a number of important factors. Stream operates in a sector that has been affected positively by the continuing trend toward globalization across most industries. As a global provider of CRM services, Stream is positioned to benefit from the strong demand for outsourcing services solutions from major multinational companies, along with Stream’s strong geographic footprint and reputation in the CRM industry as a high quality provider of CRM services.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or direct your vote to be cast to approve the merger and the related proposals. If any of these factors actually occur, the business, financial condition or results of operations of GBPO could be materially and adversely affected, the value of our common stock could decline and stockholders could lose all or part of their investment.

Risks Related to the Merger

If the merger’s benefits do not meet the expectations of the marketplace, investors, financial analysts or industry analysts, the market price of GBPO’s securities may decline.

The market price of our common stock may decline as a result of the merger if GBPO does not perform as expected or if we do not otherwise achieve the perceived benefits of the merger as rapidly as, or to the extent anticipated by, the marketplace, investors, financial analysts or industry analysts. Accordingly, investors may experience a loss as a result of a decreasing stock price, and we may not be able to raise future capital, if necessary, in the equity markets.

As a result of the merger, GBPO stockholders will be solely dependent on a single business.

As a result of the merger, GBPO’s stockholders will be solely dependent upon the performance of Stream and its business. Stream will be subject to a number of risks that relate generally to the outsourcing industry and other risks that relate specifically to Stream.

GBPO will have less working capital, and may require additional financing if a significant portion of GBPO’s stockholders exercise their conversion right.

The public stockholders of GBPO have the right to vote against the merger and elect to convert their shares into cash upon consummation of the merger. If no holders elect to convert their shares, our available cash is expected to be approximately $              upon the closing, assuming we are able, as contemplated by a commitment letter entered into with Stream’s existing bank lender, to replace Stream’s outstanding indebtedness upon the closing. However, our commitment letter includes numerous conditions, some of which are outside our control, and there can be no assurance that we will be able to close the replacement credit facility contemplated by such letter. If conversion rights are exercised with respect to 9,374,999 shares (representing 29.99% of the outstanding shares of GBPO common stock other than those held by our founding stockholders), the maximum potential conversion cost would be approximately $73,874,992. If holders of 9,374,999 shares were to elect to convert their shares into cash and we are unable, for any reason, to obtain our contemplated credit facility to replace the outstanding indebtedness of Stream (other than capital leases) that would otherwise become payable upon closing, we would be required to obtain other debt and/or equity financing totaling approximately $              to consummate the merger. We have no reason to believe we would not be able to obtain such financing, but there can be no assurance that we would be able to do so.

Our outstanding warrants may be exercised in the future, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

Outstanding redeemable warrants to purchase an aggregate of 31,250,000 shares of common stock issued in the IPO (excluding warrants to purchase an aggregate of 7,500,000 shares of common stock issued to our founding stockholders in a private placement completed prior to the closing of the IPO) will become exercisable after the consummation of the merger. To the extent such warrants are exercised, additional shares of our common stock will be issued, which will result in dilution to our stockholders and increase the number of shares eligible for resale in the public market. In addition, GBPO sold to the underwriters in the IPO an option to purchase 1,562,500 units at $9.60 per unit. The exercise of this option, and the exercise of the warrants included in the units issuable upon exercise of this option, would lead to further dilution and a potential increase in the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our common stock.

We may choose to redeem our outstanding warrants at a time that is disadvantageous to our warrant holders.

We may redeem the warrants issued as a part of our units at any time after the warrants become exercisable in whole and not in part, at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption, if and only if, the last sales price of our common stock equals or exceeds $11.50 per share for any 20 trading days within a 30-trading day period ending three business days before we send the notice of redemption. Redemption of the warrants could force the warrant holders (1) to exercise the warrants and pay the exercise price therefor at a time when it may be disadvantageous for the holders to do so, (2) to sell the warrants at the then current market price when they might otherwise wish to hold the warrants or (3) to accept the nominal redemption price which, at the time the warrants are called for redemption, is likely to be substantially less than the market value of the warrants.

If GBPO stockholders fail to vote or abstain from voting on the merger proposal, or fail to deliver their shares to our transfer agent, they may not exercise their conversion rights to convert their shares of common stock of GBPO into a pro rata portion of the trust account.

GBPO stockholders holding common stock issued in the IPO who affirmatively vote against the merger proposal may, at the same time, demand that we convert their shares into cash equal to a pro rata portion of the funds in the trust account (net of taxes and $              of interest earned on the trust account that has been released to GBPO as of                     , 2008 and excluding the amount held in the trust account representing GBPO’s underwriters’ deferred discount). GBPO stockholders who seek to exercise this conversion right must affirmatively vote against the merger and demand conversion of their shares no later than the close of the vote on the merger proposal and deliver their stock certificates (either physically or electronically) to our transfer agent after the closing of the merger. Any GBPO stockholder who fails to vote, who abstains from voting on the merger proposal or who fails to deliver his stock certificate may not exercise his conversion rights and will not receive a pro rata portion of the trust account for conversion of such stockholder’s shares. Please see “Annual Meeting of GBPO Stockholders” for the procedures to be followed if you wish to convert your shares to cash.

Our ability to request indemnification from Stream for damages arising out of the merger is limited.

At the closing of the merger, 812,500 of our units and $6,700,000 in cash of the merger consideration will be deposited in escrow to provide a fund for our indemnification under the merger agreement by Stream. Claims for indemnification may only be asserted by GBPO once the damages exceed $500,000 and recoveries are limited to the escrow fund (as defined in the merger agreement), except in the case of actual fraud. Accordingly, GBPO will not be entitled to indemnification even if Stream is found to have breached its representations and warranties and covenants contained in the merger agreement if such breach would only result in damages to GBPO of less than $500,000. Certain claims against the escrow account, including claims relating to any future earn-out payments arising from Stream’s acquisition of Infowavz in India, are not subject to the deductible of $500,000.

Our directors and executive officers and strategic advisory council members own shares of GBPO common stock and warrants and have other interests in the merger that are different from yours. If the merger is not approved and we subsequently dissolve and liquidate because we do not consummate an alternative business combination, the warrants held by them will become worthless. Consequently, their interests may have influenced their decision to approve the business combination with Stream.

GBPO’s directors, officers and strategic advisory council members either directly or beneficially own an aggregate of 7,812,500 shares of common stock and 7.5 million warrants to purchase common stock that they purchased in a private placement completed prior to the closing of the IPO for a total consideration of approximately $7.5 million. These warrants are subject to lock-up agreements, and subject to certain exceptions, may not be sold, assigned or transferred until at least one year after GBPO consummates a business combination. In light of the amount of consideration paid, GBPO’s directors, officers and strategic advisory council members will likely benefit from the completion of the merger, even if the merger causes the market price of GBPO’s securities to significantly decrease. In addition, the holders of these securities are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to the shares they acquired prior to the IPO. Therefore, if the merger proposal is not adopted and GBPO subsequently dissolves and liquidates because it does not consummate an alternative business combination, the shares and warrants held directly or beneficially by GBPO’s directors, officers and strategic advisory council members will be worthless. This may influence their motivation for promoting the merger and/or soliciting proxies for the adoption of the merger proposal.

In addition, if GBPO liquidates prior to the consummation of a business combination, GBPO’s officers will be personally liable under certain circumstances (for example, for claims of vendors, service providers or other entities that are owed money by GBPO for services rendered or contracted for or products sold to GBPO, or by claims of prospective target businesses for fees and expenses of third parties that GBPO agrees in writing to pay in the event GBPO does not consummate a combination with such target business that they have not agreed to waive) to ensure that the proceeds in the trust account are not reduced by the claims of certain vendors, service providers, other entities that are owed money by us for services rendered or products sold to us or prospective target businesses.

These personal and financial interests of GBPO’s directors, officers and strategic advisory council members may have influenced the decision of our board of directors to approve the merger proposal. In considering the recommendations of GBPO’s board of directors to vote for the merger proposal, you should consider these interests.

Unless we complete the merger, our officers and directors will not receive reimbursement for any out-of-pocket expenses they incur if such expenses exceed the amount not in the trust account. Therefore, they may have a conflict of interest in determining whether the consummation of the merger is appropriate and in the public stockholders’ best interest.

Our officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount not in the trust account unless the merger is consummated. To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate a business combination. On the other hand, if we complete a business combination within the required time frame, those expenses will be repaid by GBPO. Consequently, our officers and directors, may have an incentive to approve and complete a business combination other than just what is in the best interest of our stockholders.

The exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the merger may result in a conflict of interest when determining whether such changes to the terms of the merger or waivers of conditions are appropriate and in our stockholders’ best interest.

In the period leading up to the closing of the merger, events may occur that, pursuant to the merger agreement, would require GBPO to agree to amendments to the merger agreement, to consent to certain actions taken by Stream or to waive rights that GBPO is entitled to under the merger agreement. Such events could arise because of changes in the course of Stream’s business, a request by Stream to undertake actions that would otherwise be prohibited by the terms of the merger agreement or the occurrence of other events that would have a material adverse effect on Stream’s business and would entitle GBPO to terminate the merger agreement. In any of such circumstances, it would be discretionary on GBPO, acting through its board of directors, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described in the preceding risk factor may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for GBPO and what he may believe is best for himself in determining whether or not to take the requested action.

The price of our common stock after the merger might be less than what you originally paid for your shares of common stock prior to the merger.

The market price of GBPO’s common stock may decline as a result of the merger if:

•	the market for common shares of companies in our industry is volatile;

•	Stream does not perform as expected;

•	there are mergers, consolidations or strategic alliances in the BPO industry;

•	market conditions in the BPO industry fluctuate;

•	GBPO does not achieve the perceived benefits of the merger as rapidly as, or to the extent anticipated by, financial or industry analysts;

•	the effect of the merger on GBPO’s financial results is not consistent with the expectations of financial or industry analysts; or

•	there is a change in the general state of the capital markets.

Accordingly, investors may experience a loss as a result of a decreasing stock price and GBPO may not be able to raise future capital, if necessary, in the equity markets.

If we are unable to complete the business combination with Stream or another party and are forced to dissolve and liquidate, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders could be less than $8.00 per share and our warrants will expire worthless.

If we are unable to complete the business combination with Stream or another party by October 17, 2009 and are forced to dissolve and liquidate, third parties may bring claims against us. Although we have obtained waiver agreements from certain vendors, service providers and other entities that are owed money by us for services rendered or contracted for or products sold to us, and from prospective target businesses for fees and expenses of third parties that we agree in writing to pay in the event we do not consummate a combination with such target business, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our public stockholders. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy or other claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $8.00 per share. The per-share liquidation distribution is likely to be less than $8.00 because of the expenses of our IPO, our general and administrative expenses and the anticipated costs of seeking a business combination.

In the event that our board of directors recommends and our stockholders approve our dissolution and the distribution of our assets and it is subsequently determined that our reserves for claims and liabilities to third parties are insufficient, stockholders who receive funds from our trust account could be liable up to such amounts to creditors. Furthermore, our outstanding warrants are not entitled to participate in a liquidating distribution and the warrants will therefore expire and become worthless if we dissolve and liquidate before completing a business combination.

We may have insufficient time or funds to complete an alternate business combination if the merger proposal is not adopted by our stockholders or the merger is otherwise not completed.

Pursuant to our second amended and restated certificate of incorporation, we must liquidate and dissolve if we do not complete a business combination with a business having a fair market value of at least 80% of our net assets held in trust (net of taxes and amounts permitted to be disbursed for working capital purposes and excluding the amount held in the trust account representing GBPO’s underwriters’ deferred discount) at the time of such acquisition, by October 17, 2009. If the merger is not adopted by our stockholders, we will not complete the merger and may not be able to consummate an alternate business combination within the required time frame, either due to insufficient time or insufficient operating funds.

The completion of the merger could result in disruptions in business, loss of clients or contracts or other adverse effects.

The completion of the merger may cause disruptions, including potential loss of clients and other business partners, in the business of Stream, which could have material adverse effects on the combined company’s business and operations. Although we believe that Stream’s business relationships are and will remain stable following the merger, Stream’s clients and other business partners, in response to the completion of the merger, may adversely change or terminate their relationships with the combined company, which could have a material adverse effect on the business of Stream or the combined company following the merger.

The pro forma financial statements are not necessarily indicative of the financial position or results of operations of Stream.

The pro forma financial statements contained in this proxy statement are not an indicator of Stream’s financial condition or results of operations following the merger. The pro forma financial statements have been derived from the historical financial statements of Stream and GBPO and many adjustments and assumptions have been made regarding Stream after giving effect to the merger. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. As a result, the actual financial condition and results of operations of Stream following the merger may not be consistent with, or evident from, these pro forma financial statements.

GBPO does not have any operations and Stream has never operated as a public company. Fulfilling Stream’s obligations as a public company after the merger will be expensive and time consuming.

Stream, as a private company, has not been required to prepare or file periodic and other reports with the SEC under applicable federal securities laws or to comply with the requirements of the federal securities laws applicable to public companies, or to document and assess the effectiveness of its internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Although GBPO has maintained disclosure controls and procedures and internal control over financial reporting as required under the federal securities laws with respect to its activities, GBPO has not been required to establish and maintain such disclosure controls and procedures and internal controls over financial reporting as will be required with respect to a public company with substantial operations. Under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC, we will be required to implement additional corporate governance practices and adhere to a variety of reporting requirements and accounting rules. Compliance with these obligations will require significant time and resources from our management and our finance and accounting staff and will significantly increase our legal, insurance and financial compliance costs. As a result of the increased costs associated with being a public company after the merger, our operating income as a percentage of revenue will likely be lower.

We must comply with Section 404 of the Sarbanes-Oxley Act of 2002 in a relatively short timeframe.

After the acquisition, Section 404 of the Sarbanes-Oxley Act of 2002 will require us to document and test the effectiveness of our internal controls over financial reporting in accordance with an established control framework and to report on our management’s conclusion as to the effectiveness of these internal controls over financial reporting beginning with the fiscal year ending December 31, 2008. We will also be required to have an independent registered public accounting firm test the internal controls over financial reporting and report on the effectiveness of such controls for the fiscal year ending December 31, 2008 and subsequent years. Any delays or difficulty in satisfying these requirements could adversely affect future results of operations and our stock price.

We may incur significant costs to comply with these requirements. We may in the future discover areas of internal controls over financial reporting that need improvement, particularly with respect to any businesses acquired in the future. There can be no assurance that remedial measures will result in adequate internal controls over financial reporting in the future. Any failure to implement the required new or improved controls, or difficulties encountered in their implementation, could materially adversely affect our results of operations or could cause us to fail to meet our reporting obligations. If we are unable to conclude that we have effective internal controls over financial reporting, or if our auditors are unable to provide an unqualified report regarding the effectiveness of internal controls over financial reporting as required by Section 404, investors may lose confidence in the reliability of our financial statements, which could result in a decrease in the value of our securities. In addition, failure to comply with Section 404 could potentially subject us to sanctions or investigation by the SEC or other regulatory authorities.

The loss of key executives could adversely affect our ability to integrate our business with Stream’s operations.

The success of our integration with Stream will be dependent upon the continued service of a relatively small group of our key executives consisting of Mr. Murray, our chairman and chief executive officer, Ms. Flaherty, our general counsel, Mr. Kane, our chief financial officer, and Mr. Linnell, our chief technology and information officer as well as the current Stream executive management team, led by chief executive officer and president, Toni Portmann, and chief financial officer, Tom Andrus, who are expected to remain with the company post closing.

Although we currently intend to retain our existing officers and enter into employment or other compensation arrangements with them following the proposed merger, the terms of which have not yet been determined, we cannot assure you that such individuals will remain with us for the immediate or foreseeable future. We do not have employment contracts with any current executives of GBPO. The unexpected loss of the services of one or more of these executives could adversely affect our ability to integrate our business with Stream’s operations and manage the business going forward.

We will dissolve and liquidate if we do not consummate a business combination and our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

Our second amended and restated certificate of incorporation provides that we will continue in existence only until October 17, 2009. If we have not completed a business combination by such date and amended this provision in connection therewith, pursuant to the DGCL, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. Under Sections 280 through 282 of the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. Pursuant to Section 280, if a corporation complies with certain procedures intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. Because we will not be complying with those procedures, we are required, pursuant to Section 281 of the DGCL, to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any claims of creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more). However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors, service providers (such as accountants, lawyers, investment bankers, etc.) and prospective target businesses. We have sought to have all vendors, service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business), prospective target businesses or other entities that are owed money by us for services rendered or contracted for or products sold to us execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account for the benefit of our public stockholders. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us.

In certain circumstances, our board of directors may be viewed as having breached its fiduciary duties to our creditors, thereby exposing itself and our company to claims for punitive damages.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us that is not dismissed, any distributions received by stockholders in our dissolution might be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders in our dissolution. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders as soon as possible after October 17, 2009, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors and/or complying with certain provisions of the DGCL with respect to our dissolution and liquidation. We cannot assure you that claims will not be brought against us for these reasons.

GBPO and Stream expect to incur significant costs associated with the merger, whether or not the merger is completed, which will reduce the amount of cash otherwise available for other corporate purposes.

GBPO and Stream expect to incur significant costs associated with the merger, whether or not the merger is completed. These costs will reduce the amount of cash otherwise available for other corporate purposes. There is no assurance that the actual costs will not exceed our estimates. GBPO and/or Stream may incur additional material charges reflecting additional costs associated with the merger in fiscal quarters subsequent to the quarter in which the merger was consummated. There is no assurance that the significant costs associated with the merger will prove to be justified in light of the benefit ultimately realized.

Risks Related to Stream’s Business and Industry

Stream has a history of losses and there can be no assurance that Stream will become or remain profitable or that losses will not continue to occur.

Stream was formed in June 16, 2003 and as of September 30, 2007 had an accumulated deficit of $2.86 million. Stream reported net losses of $17.55 million, $5.35 million in 2005 and 2006, respectively and $8.46 million for the nine months ended September 30, 2007. Stream may continue to incur reported losses. To support its growth, Stream has increased its expense levels and its investments in facilities and capital equipment. As a result, Stream will need to significantly increase revenues or profit margins to become profitable. If Stream’s sales or profit margins do not increase to support the higher levels of operating expenses and if its new service offerings are not successful, its business, results of operations and financial condition will be materially and adversely affected.

A substantial portion of Stream’s revenue is generated from a limited number of clients, and the loss of one or more of these clients would materially reduce Stream’s revenue and cash flow and adversely affect Stream’s business.

Stream has derived and believes that it will continue to derive in the near term most of its revenue from a few major clients. Stream’s three largest clients accounted for approximately 14.7%, 13.4%, and 10.9% of Stream’s revenues for the nine months ended September 30, 2007 and 16.5%, 12.3% and 11.1% for the year ended December 31, 2006. There can be no assurance that Stream will be able to retain its major clients or that, if it were to lose one or more of its major clients, it would be able to replace such clients with clients that generate a comparable amount of revenues. A number of factors could cause Stream to lose business or revenue from a client, and some of these factors are not predictable and are beyond its control. For example, a client may demand price reductions, change its outsourcing strategy, move work in-house or reduce previously forecasted demand. In addition, the volume of work Stream performs for specific clients may vary from year to year. In most cases, if a client terminates its contract with Stream or does not meet its forecasted demand, Stream has no contractual recourse even if it has hired and trained service professionals to provide services to the client. Thus, a major client in one year may not provide the same level of revenue in any subsequent year. Consequently, the loss of one or more of its major clients, or the inability to generate anticipated revenues from them, would have a material adverse effect on Stream’s business, results of operations and financial condition. Stream’s operating results for the foreseeable future will continue to depend on its ability to effect sales to a small number of clients and any revenue growth will depend on its success selling additional services to its large clients and expanding its client base.

Stream’s revenue is highly dependent on a few industries and any decrease in demand for outsourced business processes in these industries could reduce its revenue and seriously harm its business.

Most of Stream’s clients are concentrated in the technology, consumer electronics and communications industries. The success of Stream’s business largely depends on continued demand for its services from clients in these industries, as well as on trends in these industries to outsource business processes. A downturn in any of Stream’s targeted industries, a slowdown or reversal of the trend to outsource business processes in any of these industries or the introduction of regulations that restrict or discourage companies from outsourcing could result in a decrease in the demand for Stream’s services, which in turn could harm its business, results of operations and financial condition.

Other developments may also lead to a decline in the demand for Stream’s services in these industries. For example, the industries Stream primarily serves, particularly the communications industry, have experienced a significant level of consolidation in recent years. Consolidation in any of these industries or acquisitions, particularly involving Stream’s clients, may decrease the potential number of buyers of Stream’s services. Any significant reduction in, or the elimination of, the use of the services Stream provides within any of these industries would reduce its revenue and cause its profitability to decline. Stream’s clients may experience rapid changes in their prospects, substantial price competition and pressure on their results of operations. This may result in increasing pressure on Stream from clients in these key industries to lower its prices, which could negatively affect its business, results of operations and financial condition.

Stream may not be able to manage its growth effectively, which could adversely affect its results of operations.

Stream has experienced rapid growth over the past several years and anticipates future expansion and may not be able to continue to effectively manage its operations. Management of a rapidly growing business depends on a number of factors, including Stream’s ability to (i) initiate, develop and maintain client relationships and marketing operations, (ii) recruit, motivate and retain qualified management and hourly personnel, (iii) rapidly identify, acquire or lease suitable service center facilities on acceptable terms and complete build-outs of such facilities in a timely and economic fashion, and (iv) maintain the quality of the services and products that it provides to its clients, and (v) deploy appropriate technology. Rapid growth can be expected to continue to place a significant strain on Stream’s management, operations, employees and resources. There can be no assurance that Stream will be able to effectively manage its expanding operations or achieve planned growth on a timely or profitable basis. If Stream is unable to manage its business effectively, its business, results of operations and financial condition would be materially adversely affected.

Stream’s operating results are subject to fluctuation because its contracts are primarily short term and subject to early termination by its clients.

Stream enters into one to five year contracts, most of which are typically one year contracts renewable on an annual basis. Although many of such contracts require the client to pay a contractually agreed amount based on a minimum level of expected volume, the contracts do not assure Stream a specific level of revenues and they generally do not designate Stream as the client’s exclusive service provider. There can be no assurance that Stream can renew or extend its contracts with its clients. Although many of such contracts require the client to pay a contractually agreed amount in the event of early termination, there can be no assurance that Stream will be able to collect such amount or that such amount, if received, will sufficiently compensate Stream for the significant investment often times it has made to support the cancelled program or for the revenues it may lose as a result of the early termination.

Stream depends on the continued services of its key employees. The loss of any of these key employees could have a material adverse effect on Stream’s business. In addition, Stream may be unable to cost-effectively attract and retain qualified personnel, which could materially increase its costs.

Stream’s success to date has depended in large part on the skills and efforts of its executive management team, led by chief executive officer and president Toni Portmann and chief financial officer Tom Andrus, and other key employees throughout Stream. Stream’s loss of one or more of its key employees or failure to recruit, hire, train and retain other highly qualified personnel could have a material adverse effect on Stream’s business, results of operations and financial condition.

In addition, Stream’s business will also be dependent on its ability to recruit, hire, train and retain other highly qualified technical and managerial personnel, including individuals with significant experience in the industries targeted by Stream. The CRM industry is labor intensive and is characterized by high personnel turnover. Any increase in Stream’s employee turnover rate would increase Stream’s recruiting and training costs, decrease operating effectiveness and productivity and delay or deter Stream from taking on additional business. Also, the introduction of significant new clients or the implementation of new large-scale programs may require Stream to recruit, hire and train personnel at an accelerated rate. In addition, certain of Stream’s facilities are located in geographic areas with relatively low unemployment rates, thus potentially making it more difficult and costly to attract and retain qualified personnel. There can be no assurance that Stream will be able to continue to hire, train and retain sufficient qualified personnel to adequately staff its business.

A decline in end-user acceptance of Stream’s clients’ products will decrease demand for Stream’s services and could have a material adverse effect on Stream’s business.

Stream charges its clients based on the number of inbound calls that it provides, or the amount of time its service professionals spend with, end-users relating to its clients’ products. To the extent there is a decline in spending for its clients’ products, whether as a result of a decline in product acceptance, the technology, consumer electronics or communications industries, or the economy in general, Stream’s business will be adversely affected. There are a number of factors relating to discretionary consumer and business spending, including economic conditions affecting disposable income (such as employment, business conditions, taxation and interest rates) and the ability of Stream’s clients to sell their products, most of which are outside of Stream’s control. There can be no assurance that spending for Stream’s clients’ products will not be affected by adverse economic conditions, thereby affecting Stream’s business, results of operations and financial condition.

GBPO may engage in future acquisitions that could disrupt our business, cause dilution to our stockholders and harm our financial position and operating results.

We intend to pursue acquisitions of companies or assets in order to enhance the market position of Stream and/or expand the types of BPO services that we offer to customers. We may not be able to find suitable acquisition candidates and we may not be able to consummate such acquisitions on favorable terms, if at all. If we do complete acquisitions, we cannot be sure that they will ultimately strengthen our competitive position or that they will not be viewed negatively by clients, security analysts or investors. Acquisitions may disrupt our ongoing operations, divert management from day-to-day responsibilities, increase our expenses and harm our operating results or financial condition. Future acquisitions may reduce our cash available for operations and other uses and could result in an increase in amortization expense, potentially dilutive issuances of equity securities or the incurrence of debt, which could harm our business, financial condition and operating results.

GBPO may not be able to achieve incremental revenue growth or increased profitability following the merger.

GBPO believes that, following the merger, Stream should be able to achieve incremental revenue growth and increased profitability through initiatives, such as opening new off-shore service locations in places like China, the Philippines, Eastern Europe, South America, Latin America, Malaysia and Singapore, the addition or expansion of services, such as supply chain management, warranty services, credit and collection services, human resource and claims management, and language translation and interpretation services, the introduction of front-end technology-driven service solutions for self-help and other technical assistance, and operational improvements in areas such as employee attrition, site capacity, utilization rates, use of technology and other operating metrics. However, there can be no assurance that GBPO will not encounter difficulties or delays in implementing these initiatives, and any such difficulties or delays would adversely affect the future operating results of Stream.

A system failure could cause delays or interruptions of service, which could cause Stream to lose clients.

Stream’s operations are dependent upon its ability to protect its service centers, computer and telecommunications equipment and software systems against damage from fire, power loss, telecommunications interruption or failure, natural disaster and other similar events. In the event Stream experiences a temporary or permanent interruption at one or more of its service centers and/or datacenters, through casualty, operating malfunction or otherwise, Stream’s business could be materially adversely affected and Stream may be required to pay contractual damages to some clients or allow some clients to terminate or renegotiate their contracts with Stream. While Stream maintains property and business interruption insurance, such insurance may not adequately compensate Stream for all losses that it may incur.

To be successful, Stream will need to continue to provide its clients with reliable service. Some of the events that could adversely affect Stream’s ability to deliver reliable service include: physical damage to its network operations centers; disruptions beyond its control; power surges or outages; and software defects.

Although Stream maintains general liability insurance, including coverage for errors and omissions, there can be no assurance that its existing coverage will continue to be available on reasonable terms or will be available in amounts sufficient to cover one or more large claims, or that the insurer will not disclaim coverage as to any future claim. The occurrence of errors could result in a loss of data to Stream or its clients, which could cause a loss of revenues, failure to achieve product acceptance, increased insurance costs, product returns, legal claims, including product liability claims, against us, delays in payment to Stream by clients, increased service and warranty expenses or financial concessions, diversion of resources, injury to its reputation, or damages to its efforts to build brand awareness, any of which could have a material adverse effect on its market share and, in turn, Stream’s business, results of operations and financial condition.

Stream depends on third-party technology which, if it should become unavailable, contain defects, or infringe on another party’s intellectual property rights, could result in increased costs or delays in the production and improvement of its products or result in liability claims.

Stream licenses critical third-party software that it incorporates into its services. If Stream’s relations with any of these third-party software providers are impaired or the third-party software infringes upon another party’s intellectual property rights, Stream’s business could be harmed. The operation of Stream’s business would also be impaired if errors occur in the third-party software that it utilizes. It may be more difficult for Stream to correct any defects in third-party software because the software is not within its control. Accordingly, Stream’s business could be adversely affected in the event of any errors in this software. There can be no assurance that these third parties will continue to invest the appropriate levels of resources in their products and services to maintain and enhance the capabilities of their software. If the cost of licensing any of these third-party software products increases, Stream’s gross margin levels could significantly decrease.

Stream may not be able to compete effectively against competitors with greater resources or capabilities and may lose business if clients decide to reduce the amount of services outsourced.

The market in which Stream competes is highly competitive and fragmented. Stream expects competition to persist and intensify in the future. Stream’s competitors include small firms offering specific applications, divisions of large entities, large independent firms and, most significantly, the in-house operations of clients or potential clients. A number of competitors have greater financial, technological and other capabilities and resources than those of Stream. Moreover, there can be no assurance that additional competitors with greater resources than Stream will not enter the market.

Because Stream competes with the in-house operations of existing or potential clients, Stream’s business, results of operations and financial condition could be adversely affected if its existing clients decide to provide in-house CRM and other BPO solutions that currently are outsourced or if potential clients retain or increase their in-house customer service and product support capabilities. In addition, competitive pressures from current or future competitors or in-house operations could cause Stream’s services to lose market acceptance or result in significant price erosion, which would have a material adverse effect upon Stream’s business, results of operations and financial condition.

Some of these existing and future competitors have greater financial, human and other resources, longer operating histories, greater technological expertise, more recognizable brand names and more established relationships than Stream does in the industries that it currently serves or may serve in the future. Some of Stream’s competitors may enter into strategic or commercial relationships among themselves or with larger, more established companies in order to increase their ability to address client needs. Increased competition, pricing pressure or loss of market share could reduce Stream’s operating margin, which could harm its business, results of operations and financial condition.

Stream’s success may be affected by its ability to complete and integrate new service centers on a timely and cost effective basis.

Stream intends to continue to pursue a growth strategy of continuing to open new service centers. GBPO expects that some of these new service centers will be located off-shore and some may be in jurisdictions like China and the Philippines where Stream has not done business in the past. The rate of new service center openings is subject to various contingencies, many of which are beyond Stream’s control. These contingencies include, among others, Stream’s ability to secure suitable sites on a timely basis and on satisfactory terms, its ability to hire, train and retain qualified personnel, the availability of adequate capital resources, the successful integration of new service centers into existing operations and local regulatory matters and customs. A new service center involves significant capital expenditures for both the improvement of the site. Each service center must ramp up in utilization to become profitable, which can typically take 6-12 months to achieve. There can be no assurance that Stream can open new service centers on a timely or cost effective basis or that once opened, the service centers will be profitable.

Stream’s international operations and sales subject it to risks associated with unexpected events.

Stream conducts business in the United States, Canada, the Netherlands, United Kingdom, Italy, Ireland, Spain, Sweden, France, Germany, Poland, Bulgaria, India, Tunisia, Dominican Republic and Costa Rica. Stream’s international operations accounted for approximately 74.7% of Stream’s revenues for the nine months ended September 30, 2007. A key component of Stream’s and GBPO’s growth strategy is its continued international expansion, especially in lower-cost labor markets, such as China, the Philippines, Eastern Europe, South America, Latin America, Malaysia and Singapore. There can be no assurance that Stream will be able to successfully market, sell and deliver its services in international markets, or that it will be able to successfully expand international operations. The international reach of Stream’s business could cause it to be subject to unexpected, uncontrollable and rapidly changing events and circumstances. The following factors, among others, could adversely affect its business and earnings:

•	failure to properly comply with foreign laws and regulations applicable to its foreign activities including, without limitation, employment law requirements;

•	compliance with multiple and potentially conflicting regulations in the countries where it operates, including employment laws, and intellectual property requirements;

•	difficulties in managing foreign operations and appropriate levels of staffing;

•	longer collection cycles;

•	seasonal reductions in business activities, particularly throughout Europe;

•	proper compliance with local tax laws which can be complex and may result in unintended adverse tax consequences;

•	anti-American sentiment due to the war in Iraq and other American policies that may be unpopular in certain countries;

•	difficulties in enforcing agreements through foreign legal systems;

•

fluctuations in exchange rates may affect product demand and may adversely affect the profitability in U.S. dollars of services provided by Stream in foreign markets where payment for its products and services is made in the local currency and revenues earned in U.S. dollars or other currency;

•	changes in general economic and political conditions in countries where Stream operates; and

•	restrictions on downsizing operations in Europe and other jurisdictions (i.e. regulatory or union restrictions) and expenses and delays associated with any such activities.

As Stream continues to expand its business globally, its success will depend, in large part, on its ability to anticipate and effectively manage these and other risks associated with its international operations. Stream’s failure to manage any of these risks successfully could harm its international operations and reduce its international sales, adversely affecting its business.

Stream’s business may not develop in ways that it currently anticipates due to negative public reaction to off-shore outsourcing and recently proposed legislation.

Stream has based its growth strategy on certain assumptions regarding its industry, services and future demand in the market for its services. However, the trend to outsource business processes may not continue and could reverse. Off-shore outsourcing is a politically sensitive topic in the United States and elsewhere. For example, many organizations and public figures in the United States have publicly expressed concern about a perceived association between off-shore outsourcing providers and the loss of jobs in the United States.

There has been recent publicity about some negative experiences that organizations have had with off-shore outsourcing, such as theft and misappropriation of sensitive client data. Current or prospective clients may elect to perform such services themselves or may be discouraged from transferring these services from onshore to off-shore providers to avoid negative perceptions that may be associated with using an off-shore provider. Any slowdown or reversal of existing industry trends towards off-shore outsourcing would seriously harm Stream’s ability to compete effectively with competitors that operate solely out of facilities located in the United States.

A variety of U.S. federal and state legislation has been proposed that, if enacted, could restrict or discourage U.S. companies from outsourcing services outside the United States. For example, legislation has been proposed that would require off-shore providers of services requiring direct interaction with clients’ customers to identify to clients’ customers where the off-shore provider is located. Because substantially all of Stream’s clients are located in the United States, any expansion of existing laws or the enactment of new legislation restricting off-shore outsourcing could harm our business, results of operations and financial condition. It is possible that legislation could be adopted that would restrict U.S. private sector companies that have federal or state government contracts from outsourcing their services to off-shore service providers. This would also affect Stream’s ability to attract or retain clients that have these contracts.

Stream’s financial results may be impacted by significant fluctuations in foreign currency exchange rates.

A substantial amount of Stream’s operating costs is incurred in foreign currencies. In recent periods, the U.S. dollar has dropped in value relative to other currencies and therefore Stream’s cost of providing its services has increased accordingly. Any continued significant fluctuations in the currency exchange rates between the U.S. dollar and the currencies of countries in which Stream operates may affect Stream’s business, results of operations and financial condition. With the exception of certain hedging relating to the Canadian dollar, Stream is not currently engaged in other currency hedging transactions.

Stream’s revenues and costs are subject to quarterly variations that may adversely affect quarterly financial results.

Stream has experienced, and in the future could experience, quarterly variations in revenues as a result of a variety of factors, many of which are outside Stream’s control, including:

•	the timing of new client contracts;

•	the timing of new service offerings or modifications in client strategies;

•	its ability to attract and retain and increase sales to existing customers;

•	the timing of acquisitions of businesses and products by Stream and its competitors;

•	product and price competition;

•	changes in its operating expenses;

•	software defects or other product quality problems;

•	the ability to implement new technologies on a timely basis;

•	the expiration or termination of existing contracts;

•	the timing of increased expenses incurred to obtain and support new business;

•	currency fluctuations; and

•	changes in Stream’s revenue mix among its various service offerings.

In addition, Stream’s planned staffing levels, investments and other operating expenditures are based on revenue forecasts provided by its clients. If revenues are below expectations in any given quarter, Stream’s business, results of operations and financial condition would likely be materially adversely affected for that quarter.

Stream’s financial results may be adversely affected by increases in labor-related costs.

Because a significant portion of Stream’s operating costs relate to labor costs, an increase in U.S. or foreign wages, costs of employee benefits or taxes could have a material adverse effect on Stream’s business, results of operations and financial condition. For example, over the past several years, healthcare costs have increased at a rate much greater than that of general cost or price indices. In addition, Stream funds payroll and payroll related expenses in local currencies, many of which, have recently increased in value relative to the U.S. dollar.

Increases in Stream’s pricing may not fully compensate Stream for increases in labor and other costs incurred in providing services. Other of Stream’s facilities are located in jurisdictions, such as France and Germany, where the labor laws make it difficult or expensive to temporarily or permanently lay off hourly workers. Such laws will make it more expensive for Stream to respond to adverse economic conditions. There can be no assurance that Stream will be able to increase its pricing or reduce its workforce to fully compensate for the increases in its costs to provide services.

Stream’s profitability will be adversely affected if it does not maintain sufficient capacity utilization.

Stream’s profitability is influenced significantly by its capacity utilization of its service centers. Because Stream’s business consists of inbound contacts from end-users, it has no control of when or how many contacts are made. Moreover, Stream has significantly higher utilization during peak (weekday) periods than during off-peak (night and weekend) periods and therefore it needs to reserve capacity at its service centers to anticipate peak periods. Stream, in the future, may consolidate or close under-performing service centers in order to maintain or improve targeted utilization and margins. In the event Stream closes service centers in the future, Stream may be required to record restructuring or impairment charges, which could adversely impact its business, results of operations and financial condition. There can be no assurance that Stream will be able to achieve or maintain optimal service center capacity utilization.

Stream is liable to its clients for damages caused by unauthorized disclosure of sensitive and confidential information, whether through a breach of its computer systems, its employees or otherwise.

Stream is typically required to manage, utilize and store sensitive or confidential client data in connection with the services it provides. Some of its clients are subject to U.S. federal and state regulations requiring the protection of sensitive customer information and pending legislation would increase the range of possible penalties for certain entities that fail to protect this information. Under the terms of Stream’s client contracts, it is required to keep sensitive customer information strictly confidential. Stream employs measures to protect sensitive and confidential client data and has not experienced any material breach of confidentiality to date. However, if any person, including any of its employees, penetrates its network security or otherwise mismanages or misappropriates sensitive or confidential client data, Stream could be subject to significant liability and lawsuits from its clients or their customers for breaching contractual confidentiality provisions or privacy laws. Although Stream has insurance coverage for mismanagement or misappropriation of this information by its employees, that coverage may not continue to be available on reasonable terms or in sufficient amounts to cover one or more large claims against it and its insurers may disclaim coverage as to any future claims. Penetration of the network security of Stream’s data centers or any failure to protect confidential information could have a negative impact on its reputation, which would harm its business.

Risks Relating to our Securities

The American Stock Exchange may delist our securities from trading on its exchange which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, common stock and warrants are listed on the American Stock Exchange, a national securities exchange. We cannot assure you that our securities will continue to be listed on the American Stock Exchange. Additionally, in connection with the merger with Stream, the American Stock Exchange may require us to file a new initial listing application and meet its initial listing requirements as opposed to its more lenient continued listing requirements. We cannot assure you that we will be able to meet those initial listing requirements at that time. If the American Stock Exchange delists our securities from trading on its exchange and we are unable to list our securities on another exchange our securities could be quoted on the OTC Bulletin Board, or “pink sheets”. As a result, we could face significant material adverse consequences including but not limited to the following:

•	a limited availability of market quotations for our securities;

•

a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news coverage for our company;

•	reduced liquidity for our securities;

•	a limited amount of financial analyst coverage for our company;

•	a decreased ability to obtain new financing or issue new securities on favorable terms in the future; and/or

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since we are listed on the American Stock Exchange, our securities are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate a company if there is a suspicion of fraud. If there is a finding of fraudulent activity the states may regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies generally, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.

An effective registration statement may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise his, her or its warrants and causing such warrants to be practically worthless.

No warrant will be exercisable and we will not be obligated to issue shares of common stock unless at the time a holder seeks to exercise such warrant, we have a registration statement under the Securities Act of 1933, as amended, or the Securities Act, relating to the common stock issuable upon exercise of the warrant and a current prospectus relating to that common stock and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so, and if we do not maintain a current prospectus related to the common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise whether by net cash settlement or otherwise. If the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

GBPO will issue shares of its capital stock to complete the merger with Stream, which will reduce the equity interest of its stockholders.

Without taking into account the approval of the amendment to our second amended and restated certificate of incorporation as discussed in Proposal Two, the second amended and restated certificate of incorporation authorizes the issuance of up to 119,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share. After the IPO, there were 38,062,500 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of our outstanding warrants and exercise of the unit purchase option granted to our underwriters to purchase 1,562,500 units) and all of the 1,000,000 shares of preferred stock available for issuance. The issuance of additional shares of our common stock in the merger:

•	will significantly reduce the percentage of ownership of our current stockholders; and

•	may adversely affect prevailing market prices for our common stock.

Failure to complete the merger could negatively impact the market price of GBPO’s common stock and may make it more difficult for GBPO to attract another merger candidate, resulting, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment.

If the merger is not completed for any reason, GBPO may be subject to a number of material risks, including:

•	the market price of GBPO’s common stock may decline to the extent that the current market price of its common stock reflects a market assumption that the merger will be consummated;

•	costs related to the merger, such as legal and accounting fees and the costs of the fairness opinion, must be paid even if the merger is not completed; and

•	charges will be made against earnings for transaction-related expenses, which could be higher than expected.

Such decreased market price and added costs and charges of the failed merger, together with the history of failure in consummating a merger, may make it more difficult for GBPO to attract another target business, resulting, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment.

Risks if the Adjournment Proposal is not Approved

If the adjournment proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the merger, GBPO’s board of directors will not have the ability to adjourn the annual meeting to a later date in order to solicit further votes, and, therefore, the merger will not be approved.

GBPO’s board of directors is seeking approval to adjourn the annual meeting to a later date or dates if, at the annual meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the merger. If the adjournment proposal is not approved, GBPO’s board will not have the ability to adjourn the annual meeting to a later date and, therefore, will not have more time to solicit votes to approve the consummation of the merger. In such event, the merger would not be completed and, unless GBPO were able to consummate a business combination with another party no later than October 17, 2009, it would be required to liquidate.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or Stream in such forward-looking statements, including among other things:

•	the number and percentage of our stockholders voting against the merger proposal and seeking conversion;

•	general economic conditions;

•	Stream’s business strategy and plans;

•	GBPO’s ability to successfully implement improvements to Stream’s operations; and

•	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of GBPO, Stream or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in the section entitled “Risk Factors”. Except to the extent required by applicable laws and regulations, GBPO and Stream undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the merger agreement, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on GBPO and/or Stream.

ANNUAL MEETING OF GBPO STOCKHOLDERS

The Annual Meeting

We are furnishing this proxy statement to GBPO stockholders as part of the solicitation of proxies by our board of directors for use at the annual meeting of GBPO stockholders to be held on                     , 2008, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about                     , 2008 in connection with the vote on the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal.

Date, Time and Place

The annual meeting of stockholders will be held at     a.m./p.m. Eastern Time, on                     , 2008, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

Purpose of the GBPO Annual Meeting

At the annual meeting, we are asking holders of GBPO common stock to approve the following proposals:

•

The merger proposal—a proposal to adopt the Agreement and Plan of Merger, dated as of January 27, 2008, by and among GBPO, the Merger Sub, and Stream, and to approve the merger contemplated thereby, pursuant to which GBPO will acquire all of the outstanding shares of capital stock of Stream and Stream will become a wholly-owned subsidiary of GBPO;

•	The authorized share proposal—a proposal to increase the number of authorized shares of GBPO capital stock from 120,000,000 shares to shares;

•

The post-closing charter amendment proposal—a proposal to, among other things, (A) change GBPO’s name from “Global BPO Services Corp.” to “Stream Global Services, Inc.” and (B) remove, effective after the consummation of the merger, (1) certain provisions of Article Third and (2) the entirety of Article Sixth of the second amended and restated certificate of incorporation, all of which relate to the operation of GBPO as a blank check company prior to the consummation of a business combination, and to add provisions regarding dividends and distributions;

•

The incentive plan proposal—a proposal to approve the adoption of the 2008 stock incentive plan (pursuant to which GBPO will reserve up to              shares of common stock for issuance pursuant to the 2008 stock incentive plan);

•

The election of director proposal—a proposal to elect the Class I member of GBPO’s board of directors to serve until the 2011 annual stockholders meeting and until his successor is duly elected and qualified; and

•

The adjournment proposal—a proposal to authorize the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the merger proposal and the transactions contemplated thereby.

Recommendation of GBPO Board of Directors

GBPO’s board of directors:

•	has unanimously determined that the merger proposal is fair to and in the best interests of us and our stockholders;

•

has unanimously approved the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and adjournment proposal; and

•

unanimously recommends that our stockholders vote “FOR” each of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and adjournment proposal, if necessary.

Record Date; Who is Entitled to Vote

GBPO’s board of directors has fixed the close of business on                     , 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof. On this record date, there were              shares of common stock outstanding and entitled to vote at the annual meeting. Each holder of common stock is entitled to one vote per share on each proposal on which such shares are entitled to vote at the annual meeting. Holders of warrants are not entitled to vote at the annual meeting.

As of January 31, 2008, the founding stockholders either directly or beneficially, owned and were entitled to vote 7,812,500 shares, or approximately 20% of GBPO’s outstanding common stock. In connection with the IPO, GBPO entered into agreements with the GBPO founding stockholders pursuant to which the GBPO founding stockholders agreed to vote all shares of GBPO common stock acquired prior to the IPO, and any shares of common stock acquired in or after the IPO, in the same manner as the majority of the votes cast by the holders of the common stock issued in the IPO other than the founding stockholders.

Quorum

A quorum will be present if holders of at least a majority of the issued and outstanding shares entitled to vote are present in person or by proxy at the meeting. If there is no quorum, the holders of a majority of the votes present or represented by proxy at the annual meeting may adjourn the annual meeting until a quorum is present

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker. Discretionary items are proposals considered routine under the rules of the American Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The adjournment proposal is the only discretionary item being proposed at the annual meeting. Since a stockholder must affirmatively vote against adoption of the merger proposal to have conversion rights, individuals who fail to vote or who abstain from voting on the merger proposal may not exercise their conversion rights. Record holders whose shares are voted against adoption of the merger proposal and beneficial holders of shares held in “street name” that are voted against the adoption of the merger proposal may exercise their conversion rights. Please see “Annual Meeting of GBPO Stockholders—Conversion Rights.”

Vote of Our Stockholders Required

The vote of a majority of the outstanding shares of common stock issued in the IPO is required to adopt the merger proposal. If the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption.

The adoption of the authorized share proposal and the post-closing charter amendment proposal will require the affirmative vote by the holders of a majority of the outstanding shares of GBPO common stock. The adoption of the incentive plan proposal will require the affirmative vote of holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of GBPO common stock present or represented at the meeting. The adoption of the election of director proposal will require the plurality of the votes cast by GBPO stockholders entitled to vote on the election. The adoption of the adjournment proposal will require the majority vote of the voting power of the stockholders present or represented at the meeting and entitled to vote.

Voting Your Shares

Each share of GBPO common stock that you own in your name entitles you to one vote for each proposal on which such shares are entitled to vote at the annual meeting. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to ensure that your shares of GBPO common stock are voted at the annual meeting:

•

You can cause your shares to be voted by signing and returning the enclosed proxy card. If you submit your vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, “FOR” the adoption of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal. Votes received after a matter has been voted upon at the annual meeting will not be counted.

•

You can attend the annual meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF GBPO’S IPO ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL AND DEMAND THAT GBPO CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL AT THE ANNUAL MEETING TO EXERCISE YOUR CONVERSION RIGHTS. IN ORDER TO CONVERT YOUR SHARES, YOU MUST CONTINUE TO HOLD YOUR SHARES THROUGH THE CLOSING DATE OF THE MERGER AND THEN TENDER YOUR PHYSICAL STOCK CERTIFICATE TO OUR STOCK TRANSFER AGENT. IF THE MERGER IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND REQUEST THAT A PHYSICAL STOCK CERTIFICATE BE ISSUED IN YOUR NAME. SEE “—CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

Revoking Your Proxy

You can revoke your proxy at any time prior to the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

(i) you may submit another properly completed proxy card with a later date;

(ii) you may send a written notice that you are revoking your proxy to GBPO’s Secretary at the address listed above; or

(iii) you may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Innisfree M&A Incorporated, our proxy solicitor, at (212) 750-5833 or our corporate secretary at (617) 517-3252.

No Additional Matters May Be Presented at the Annual Meeting

This annual meeting has been called only to consider the adoption of the merger proposal, the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, the election of director proposal and the adjournment proposal. Under our by-laws, other than procedural matters incident to the conduct of the annual meeting, no other matters may be considered at the annual meeting if they are not included in the notice of the annual meeting.

Conversion Rights

Each GBPO stockholder, other than the founding stockholders, who holds shares of common stock issued as part of the units issued in the IPO has the right to vote against the adoption of the merger proposal and demand that GBPO convert such stockholder’s shares into an amount in cash equal to such stockholder’s pro rata portion of the funds held in the trust account (net of taxes payable on any interest earned thereon and $              of interest earned on the trust account that has been released to GBPO as of                     , 2008) into which a substantial portion of the net proceeds of the IPO was deposited. This includes any stockholder who acquires shares issued in the IPO or through purchases following the IPO. As of                     , 2008, there was approximately $              in the trust account, including accrued interest on the funds in the trust account (net of accrued taxes), or approximately $              per share issued in the IPO. These shares will be converted into cash on such basis only if the merger is completed. However, if the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption. Prior to exercising their conversion rights, GBPO’s stockholders should verify the market price of GBPO’s common stock, as they may receive higher proceeds from the sale of their common stock at the public market than from exercising their conversion rights. Shares of GBPO’s common stock are currently listed on the American Stock Exchange under the symbol “OOO.” On                     , 2008, the record date for the annual meeting of shareholders, the last sale price of GBPO’s common stock was $            .

You may exercise your conversion rights by checking the appropriate box on the proxy card and returning it to GBPO so that it is received by GBPO at any time up to the close of the vote on the merger proposal at the annual meeting. If you (i) initially vote for adoption of the merger proposal, but later wish to vote against adoption of the merger proposal and exercise your conversion rights, (ii) initially vote against adoption of the merger proposal and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to GBPO to exercise your conversion rights, or (iii) initially vote against adoption of the merger proposal but later wish to vote for the merger proposal, you may request that GBPO send you another proxy card on which you may indicate your intended vote and, if that vote is against adoption of the merger proposal, exercise your conversion rights by checking the box provided for such purpose on the proxy card. You may make such request by contacting GBPO at the phone number or address listed in this proxy statement. Any corrected or changed proxy card or written demand of conversion rights must be received by GBPO prior to the close of the vote on the merger proposal at the annual meeting.

In addition, in order to exercise your conversion rights you must:

•

continue to hold your shares through the completion of the merger and thereafter tender the physical stock certificate (together with necessary stock powers, letter of instructions and a certificate addressed to GBPO) to Continental Stock Transfer & Trust Company, our transfer agent at the following address: 17 Battery Place, New York, New York 10004, Attn: Alexandra M. Albrecht, Tel. (212) 845-3224, Fax (212) 616-7615, together with written instructions that you wish to convert your shares into your pro rata share of the trust account; and

•

provide to Continental Stock Transfer & Trust Company, with the stock certificate, a written certificate addressed to us to the effect that (i) you are a holder of record as of the record date for purposes of the annual meeting of stockholders, (ii) you have held the shares you seek to convert since the record date, and (iii) you will continue to hold the shares through the closing date of the merger.

Certificates that have not been tendered will not be converted into cash. In the event you tender shares and later decide that you do not want to convert your shares, you will need to make arrangements with our transfer agent, at the telephone number stated above, to withdraw the tender. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and request that a physical stock certificate be issued in your name. If you have any questions or need assistance with exercising your conversion rights, please contact Alexandra M. Albrecht at Continental Stock Transfer & Trust Company at the number stated above as early as possible.

If, notwithstanding your vote against adoption of the merger proposal and your proper exercise of conversion rights, the merger is completed, then you will be entitled to receive a pro rata portion of the funds held in the trust account (net of taxes payable on the interest earned thereon and $              of interest earned on the trust account that has been released to GBPO as of                     , 2008), calculated as of the date that is two business days prior to the completion of the merger. If you exercise your conversion rights, then you will be exchanging your shares of GBPO common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you continue to hold these shares through the completion of the merger and thereafter tender your physical stock certificate to our stock transfer agent. If the merger is not completed, then these shares will not be converted into cash. Prior to exercising their conversion rights, our stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price.

If the merger is not completed, GBPO will continue to search for a target company for a business combination. However, GBPO may be required to commence proceedings to dissolve and liquidate if it does not consummate a business combination by October 17, 2009. In any dissolution and liquidation, we would expect the funds held in the trust account (net of taxes payable on the interest earned thereon and $              of interest earned on the trust account that has been released to GBPO as of                     , 2008), plus any remaining net assets not held in trust, would be distributed pro rata to the holders of GBPO’s common stock acquired in the IPO. However, our dissolution and liquidation may be subject to substantial delays and the amounts in the trust account, and each public stockholder’s pro rata portion thereof, may be subject to the claims of creditors or other third parties. See the section entitled “Risk Factors—If we are unable to complete the business combination with Stream or another party and are forced to dissolve and liquidate, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders could be less than $8.00 per share and our warrants will expire worthless.” Holders of GBPO common stock acquired prior to the IPO have waived any right to any liquidation distribution with respect to those shares. The GBPO warrants currently outstanding will expire and become worthless if GBPO is required to commence proceedings to dissolve and liquidate.

If the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption.

Appraisal Rights

GBPO stockholders do not have appraisal rights in connection with the merger under the DGCL.

Proxies and Proxy Solicitation Costs

GBPO is soliciting the proxy card represented by the enclosed proxy on behalf of its board of directors, and it will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, GBPO’s chief executive officer, chairman of the board and other officers may solicit proxies by telephone or fax, each without receiving any additional compensation for his services. GBPO has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of its common stock. GBPO has engaged Innisfree M&A Incorporated to solicit proxies for this annual meeting. GBPO is paying a fixed solicitation fee of $20,000 for solicitation services and a $5 per call fee.

THE MERGER PROPOSAL

General Description of the Merger

On January 27, 2008, GBPO entered into an agreement and plan of merger with Stream pursuant to which GBPO will acquire all of the outstanding shares of capital stock of Stream and Stream will become a wholly-owned subsidiary of GBPO.

The purchase price is $225.8 million, subject to certain working capital and other adjustments and subject to increase under certain circumstances if the closing of the merger does not occur by July 31, 2008. The purchase price is comprised of the following:

•

the payment to Stream stockholders and optionholders of an amount in cash equal to $211.3 million, plus an amount equal to 75% of certain capital expenditures made by Stream from July 1, 2008 to the closing and less: (i) the amount of outstanding indebtedness (including capital leases) of Stream at the closing (approximately $108 million at January 31, 2008), (ii) transaction expenses of Stream and transaction-related bonuses payable to certain Stream executives (estimated to total $7 million), and (iii) transaction fees of approximately $4 million payable to H.I.G.;

•

the issuance to Stream stockholders and optionholders of 1,812,500 units of GBPO, each unit consisting of one share of GBPO common stock and a warrant to purchase one share of GBPO common stock at a purchase price of $6.00 per share, plus up to an additional 335,648 units to the extent that the average closing price of a GBPO unit during the 30-day period ending three business days prior to the closing of the merger is less than $8.00; and

•

the assumption of the capital leases of Stream at the closing (estimated at $8.4 million at January 31, 2008) and the assumption, replacement or repayment of other outstanding indebtedness of Stream at the closing (estimated at $99.5 million at January 31, 2008).

Background of the Merger

The terms of the merger agreement are the result of negotiations between the representatives of GBPO, Stream and H.I.G., the principal stockholder of Stream. The following is a brief description of the background of these negotiations, the merger and related transactions.

GBPO is a blank check company organized under the laws of the State of Delaware on June 26, 2007 to acquire, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination one or more domestic or international operating businesses.

A registration statement for GBPO’s IPO was declared effective on October 17, 2007. On October 23, 2007, GBPO consummated its IPO of 31,250,000 units. Each unit consists of a share of common stock and a warrant to purchase one share of common stock. Each warrant expires on October 17, 2011, or earlier upon redemption, and entitles the holder to purchase one share of GBPO common stock at an exercise price of $6.00 per share. The common stock and warrants started trading separately on November 27, 2007.

The net proceeds from the sale of the GBPO units were approximately $231,300,000, excluding offering expenses. In addition, GBPO’s founding stockholders purchased 7.5 million warrants to purchase common stock in a private placement completed prior to the closing of the IPO for a total consideration of approximately $7.5 million. Of these amounts, $246,300,000, including the underwriters’ deferred discount of $7.5 million, was deposited in trust and, in accordance with GBPO’s second amended and restated certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of GBPO.

Prior to the consummation of the IPO, neither GBPO, nor any of its officers, directors, advisors, consultants or affiliates, contacted, or engaged in any discussions with, any potential acquisition target regarding a business combination with GBPO.

Subsequent to the consummation of the IPO on October 23, 2007, GBPO commenced consideration of potential target companies with the objective of consummating a business combination. GBPO compiled a list of potential BPO acquisition targets, categorizing them by business sector and priority. The business sectors included CRM, or customer relationship management; HR, or human resources management; IS, or information services management; and TP, or transaction processing. From time to time, GBPO updated and supplemented its list of potential acquisition targets. The total number of potential acquisition targets eventually considered by GBPO exceeded 100.

During the period from the closing of the IPO to January 27, 2008, GBPO:

•	compiled a database of over 100 potential acquisition targets provided by its various investment banking, private equity and industry contacts;

•

contacted by email or correspondence approximately 115 investment banks, private equity firms and other service providers to inquire whether they might be aware of available acquisition opportunities in the BPO industry;

•	participated in in-person or telephonic meetings with approximately 50 investment banks, private equity firms and other service providers to discuss potential acquisition opportunities;

•	participated in in-person or telephonic discussions with representatives of 14 potential acquisition targets in the BPO area;

•	exchanged non-disclosure agreements, or NDAs, with 11 potential acquisition targets, or their representatives, and entered into NDAs with 8 potential acquisition targets, or their representatives; and

•	conducted diligence with respect to 12 potential BPO acquisition targets.

None of the discussions with potential BPO acquisition targets, other than Stream, resulted in a letter of intent or a definitive agreement regarding a potential business combination.

Following the closing of the IPO, on October 23, 2007, Mr. Murray, the chairman and chief executive officer of GBPO, responded to a message from Mr. Rick Rosen, a managing director of H.I.G., congratulating Mr. Murray on the pricing of GBPO’s IPO, and left a message with Mr. Rosen inquiring whether H.I.G. might be interested in discussing the possible sale of Stream or any other company in H.I.G.’s portfolio. Mr. Murray was professionally acquainted with Mr. Rosen because Bayside Opportunity Fund, a fund affiliated with H.I.G., is a stockholder of Protocol Communications, Inc., a private company of which Mr. Murray was non-executive chairman of the board until his resignation on February 1, 2008.

On October 26, 2007, at a meeting of GBPO’s board of directors, GBPO’s management reviewed the process by which GBPO would review potential acquisition targets.

On October 29, 2007, Mr. Rosen and Mr. Murray had a telephone conversation in which Mr. Rosen indicated that while Stream was not currently for sale, H.I.G. might be interested in exploring a possible transaction with GBPO, but only on the condition that GBPO commit to decide quickly whether to proceed and, if a preliminary understanding as to principal terms could be agreed upon, be able to commit to move quickly toward a definitive acquisition agreement. In their discussion, Mr. Rosen expressed reservations about committing to sell Stream to a special purpose acquisition corporation such as GBPO because of the time delays associated with the need to obtain a stockholder vote and because of the risks associated with the condition that the holders of less than 30% of the shares of GBPO common stock elect to convert their shares. Mr. Rosen also communicated that GBPO would not be permitted to conduct extensive diligence unless and until the parties were able to reach agreement as to a non-binding letter of intent containing the acquisition price and other principal terms.

Based on their experience in the BPO industry and, in particular, the prior experiences of Messrs. Murray and Linnell in managing the operations of Stream from 2000 to 2002 in the case of Mr. Murray and from 1996 to 2002 in the case of Mr. Linnell, GBPO management determined that Stream might be an attractive acquisition opportunity. They also determined that GBPO should be able to expedite the diligence process and should move quickly to consider whether it would seek to pursue a potential acquisition of Stream.

On November 10, 2007, GBPO and Stream signed an NDA. During the period from November 14, 2007 to January 2008, GBPO also entered into NDAs with 7 other potential acquisition candidates.

On November 16, 2007, at a meeting of GBPO’s board of directors, GBPO management and the board reviewed a list of the most promising potential acquisition targets, including Stream.

On November 21, 2007, GBPO sent a draft of a non-binding letter of intent to H.I.G., setting forth the principal terms upon which GBPO proposed to acquire Stream.

Following November 21, 2007, representatives of GBPO and H.I.G. negotiated the terms of the letter of intent, with the principal issues relating to the price of the acquisition, the timing of the closing and an exclusivity commitment from Stream.

In early December 2007, GBPO engaged Bear Stearns to advise GBPO and render an opinion as to whether the consideration to be paid by GBPO for Stream is fair to GBPO from a financial point of view. Bear Stearns did not participate in any negotiations regarding the determination of the amount of such consideration nor did they assist in structuring the transaction.

On December 5, 2007, at a meeting of GBPO’s board of directors, GBPO’s management reviewed the principal terms of the proposed letter of intent with Stream, and GBPO’s board of directors authorized management to continue to engage in discussions with Stream regarding a potential acquisition upon the terms set forth in the letter of intent.

On December 10, 2007, at a meeting held in Dallas, Texas near Stream’s headquarters, GBPO’s management met with the chief executive officer and chief financial officer of Stream to conduct business diligence. Also present at the meeting were representatives of H.I.G.

On December 13, 2007, GBPO and H.I.G. signed a non-binding letter of intent setting forth the principal terms of the proposed merger and signed an exclusivity letter pursuant to which Stream agreed not to solicit acquisition proposals from any third party until January 14, 2008.

On December 14, 2007, GBPO management met with various representatives of Stream and H.I.G. in Dallas, Texas near Stream’s headquarters to conduct further business diligence.

On December 17, 2007, GBPO and its counsel, WilmerHale, received a draft merger agreement from counsel to Stream, White & Case.

Following December 17, 2007, representatives of GBPO and Stream, as well as GBPO’s counsel and Stream’s counsel, periodically negotiated the terms of the merger agreement and related transaction documents, including the registration rights and lock-up agreement and the escrow agreement.

On December 18, 2007, GBPO’s management met with Stream’s chief executive officer, vice president of North American sales and chief information officer in Dallas, Texas, to conduct further diligence. Representatives of Bear Stearns and H.I.G. were also present at the meeting.

On December 19, 2007, GBPO engaged an independent financial consultant, Gillian Hsieh, to assist GBPO in conducting financial diligence of Stream.

From December 20, 2007 to mid-January 2008, Mr. Linnell of GBPO conducted site visits to Stream’s service solution centers in North America, the Dominican Republic, Europe and North Africa.

Throughout November and December, 2007, GBPO’s management continued to explore other potential acquisition opportunities through meetings and telephonic conversations with possible acquisition candidates, as well as investment banks and private equity firms.

On January 3 and 4, 2008, GBPO’s independent accountants, BDO Seidman, met with representatives of Stream in Dallas, Texas to conduct financial and tax diligence.

On January 7, 2008, GBPO’s management met in Boston, Massachusetts with representatives of Stream’s European operations and its chief executive officer to conduct further diligence. Representatives of H.I.G. were also present at the meeting.

On January 8, 2008, GBPO’s board of directors held a meeting to review the results of management’s diligence review and the status of the negotiations with Stream regarding the merger agreement. GBPO’s board of directors also reviewed several other potential acquisition candidates.

On January 10, 2008, GBPO’s general counsel met with Stream’s general counsel to conduct legal diligence.

On January 12, 2008, GBPO engaged in a telephonic meeting with representatives of Stream in India and Stream’s chief executive officer to review the Indian operations of Stream. Representatives from H.I.G. also participated on the call.

On January 14, 2008, GBPO and Stream extended the term of Stream’s exclusivity commitment until January 24, 2008.

On January 17, 2008, GBPO management, together with its financial consultant, met with Stream’s chief executive officer in Dallas to review further the business and operations of Stream. Representatives from H.I.G. were also present.

On January 22, 2008, GBPO distributed to its board of directors materials that included, among other things, a description of the terms of the proposed transaction and drafts of the transaction documents.

In the evening of January 23, 2008, GBPO’s board of directors held a meeting during which Mr. Murray reviewed the principal business terms of the proposed transaction and members of GBPO management reviewed the results of their business, financial and legal diligence. Counsel for GBPO reviewed the terms of the proposed merger agreement. Bear Stearns presented their financial analyses of the proposed transaction and responded to questions from GBPO’s board of directors. Bear Stearns then provided their oral opinion (to be followed by a written opinion) that the fair market value of Stream was equal to at least 80% of GBPO’s net assets held in trust and that the consideration to be paid pursuant to the merger agreement was fair, from a financial point of view, to GBPO. GBPO’s board of directors unanimously determined that the fair market value of Stream was in excess of 80% of GBPO’s net assets held in trust. GBPO’s board of directors also unanimously approved the merger agreement and related transactions, subject to the completion of diligence calls scheduled to be conducted with certain customers of Stream.

On January 24 and 25, 2008, members of GBPO management completed their diligence calls with certain customers of Stream.

On January 27, 2008, the merger agreement was executed by the parties thereto. Prior to the opening of the financial markets in New York on January 28, 2008, GBPO issued a press release announcing the transaction.

GBPO’s Board of Directors’ Reasons for the Approval of the Merger

In reaching its decision with respect to the merger and the transactions contemplated by the merger agreement, GBPO’s board of directors reviewed various industry and financial data and considered the merger agreement and related schedules provided by Stream in order to determine that the consideration to be paid in connection with the merger was reasonable.

GBPO conducted a diligence review of Stream that included a review of Stream’s existing business model and financial projections in order to enable GBPO’s board of directors to ascertain the reasonableness of the consideration to be paid by GBPO. Prior to approving the merger agreement on January 23, 2008, GBPO’s board of directors obtained an opinion from Bear Stearns as to the fairness, from a financial point of view, to GBPO of the consideration to be paid by GBPO in the merger.

GBPO’s board of directors concluded that the merger with Stream is in the best interests of GBPO and its stockholders and that the price to be paid for Stream is fair to GBPO and its stockholders. GBPO’s board of directors considered a wide variety of factors in connection with its evaluation of the merger. In light of the complexity of those factors, GBPO’s board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of GBPO’s board of directors may have given different weight to different factors. GBPO’s board of directors determined that the merger agreement with Stream and the transactions contemplated thereby are fair to GBPO’s stockholders, from a financial point of view, and in the best interests of GBPO and its stockholders.

Favorable Factors

In considering the merger, GBPO’s board of directors gave considerable weight to the following favorable factors:

Stream’s strong brand, global service location footprint and a broad portfolio of clients

An important criteria to GBPO’s board of directors in identifying an acquisition target was that the company possess a strong brand with a global service location footprint and Fortune 1,000 clients. Stream has a strong reputation with talented, knowledgeable service professionals serving a broad portfolio of clients. Stream has a diversified, growing client base servicing companies in a number of major business sectors, including technology, consumer electronics and communications. Stream has operations in 16 countries around the world, such as the United States, Canada, across Europe, and off-shore in places like North Africa, India, Costa Rica and the Dominican Republic. GBPO’s board of directors considered Stream’s positive reputation, skilled employees, solid technology platform, scalable infrastructure and strong client base in evaluating its business and ultimately approving the merger.

Stream’s historical financial performance and potential for future growth

An important criteria to GBPO’s board of directors in identifying an acquisition target was that the company have a strong revenue base, positive and growing earnings before interest, taxes, depreciation and amortization, or EBITDA, and the opportunity for significant improvement in operating performance. Stream’s revenue increased by approximately 30% from $311 million in 2005 to $406 million in 2006 and is expected to increase by approximately 19% to an estimated $484 million (on a preliminary and unaudited basis) in 2007. Stream’s EBITDA was $15.3 million in 2006 and is estimated on a preliminary and unaudited basis to be approximately $20 million in 2007.

GBPO believes that there are opportunities to enhance revenues by a combination of: new customers gained through industry contacts of GBPO’s management; the development of new services, such as warranty management, credit and collection and language interpretation and translation; and opening new service solution centers in countries such as China, the Philippines, Eastern Europe, South America, Latin America, Malaysia and/or Singapore. GBPO believes that there are opportunities to improve operating margins through a combination of cost management; improvement in service level metrics; reduction in attrition rates for service professionals; and the expansion of staffing models, such as part-time and home-agents. Also, GBPO believes that it can improve operating performance through technological enhancements, including: streamlining the various technologies used by Stream in its business; introducing new technologies to improve operational effectiveness in areas such as recruiting, training, and deployment; and creating customer-focused technologies, such as web portals, self-help tools and interactive voice response systems.

Fairness opinion of Bear Stearns

At the January 23, 2008 meeting of GBPO’s board of directors, Bear Stearns delivered its oral opinion, which was subsequently confirmed in writing, that, as of January 23, 2008, and based upon and subject to the assumptions, qualifications and limitations set forth in the written opinion, the purchase price was fair, from a financial point of view, to GBPO. See “—Opinion of Bear Stearns.”

The complementary skills of GBPO officers

GBPO’s board of directors preferred an acquisition opportunity in which the skills of GBPO’s officers could be leveraged to the benefit of the target company. GBPO’s board of directors believes that its officers bring strong skills to the Stream business that can drive further profitable growth. In particular, GBPO’s board believes that the experience of GBPO’s management as public company executives with skills in the areas of global operations, cost and productivity improvement and developing new products can be applied to enhance revenues and improve operating results at Stream. In addition, from January 2000 until January 2002, Mr. Murray served as president and chief operating officer of Stream. From May 1996 through May 2002, Mr. Linnell served in various roles at Stream, including chief information officer, vice president North American operations and chief technology officer. From 1994 to 2003, one of GBPO’s directors, Steven D.R. Moore, served in various roles including chairman and chief executive officer, president and chief operating officer of Stream. From 1996 to 2003, Deborah Keeman, a member of GBPO’s strategic advisory council, served in various roles at Stream, including vice president of marketing, director of product marketing, and a business unit director. GBPO’s board of directors considered the potential synergies of GBPO’s officers and Stream management team as a favorable factor in approving the merger.

The terms of the merger agreement

The terms of the merger agreement, including the closing conditions, covenants, indemnification and termination provisions are reasonable from GBPO’s perspective. GBPO’s board of directors placed importance on the merger agreement, including its reasonable terms and conditions, as it believed that such terms and conditions would adequately protect GBPO’s interests in the merger and enhance the likelihood of closing.

Satisfaction of 80% Test

It is a requirement that any business acquired by GBPO have a fair market value equal to at least 80% of GBPO’s net assets at the time of acquisition, which assets shall include the amount in the trust account. Based on the financial analysis of Stream generally used to approve the transaction, and the opinion rendered by Bear Stearns to GBPO’s board of directors, the GBPO board, including its independent directors, determined that this requirement was met.

Other Factors

GBPO’s board of directors also considered potentially negative factors. Among the potentially negative factors considered by GBPO’s board of directors, which are more fully described in the “Risk Factors” section of this proxy statement, are the following:

GBPO will have less working capital, and may require additional financing if a significant portion of GBPO’s stockholders exercise their conversion right

GBPO’s board of directors considered the risk that public stockholders of GBPO would vote against the merger and elect to convert their shares into cash upon consummation of the acquisition. If no holders elect to convert their shares, GBPO’s available cash is expected to be approximately $              upon the closing, assuming it is able, as contemplated by a commitment letter entered into with Stream’s existing bank lender, to replace Stream’s outstanding indebtedness upon the closing. However, GBPO’s commitment letter includes numerous conditions, some of which are outside its control, and there can be no assurance that it will be able to close the replacement credit facility contemplated by such letter. If conversion rights are exercised with respect to 9,374,999 shares (representing 29.99% of the outstanding shares of GBPO common stock other than those held by its founding stockholders), the maximum potential conversion cost would be approximately $73,874,992. If holders of 9,374,999 shares were to elect to convert their shares into cash and GBPO is unable, for any reason, to obtain its contemplated credit facility to replace the outstanding indebtedness of Stream (other than capital leases) that would otherwise become payable upon closing, GBPO would be required to obtain other debt and/or equity financing totaling approximately $              to consummate the merger. GBPO has no reason to believe it would not be able to obtain such financing, but there can be no assurance that it would be able to do so.

Officers and directors of GBPO may have different interests in the acquisition than the Stream stockholders

GBPO’s board of directors considered the fact that the officers and directors of GBPO may have interests in the acquisition that are different from, or are in addition to, the interests of GBPO stockholders generally, including the matters described under “—Interests of GBPO Directors and Officers in the Merger” below. However, the board of directors also considered that these different interests would exist with respect to an acquisition of any target company.

Ability to avoid disruptions in business or loss of clients

GBPO’s board of directors considered that Stream’s business is dependent upon a few major clients. The completion of the merger could cause business disruptions, including the potential loss of key clients, which could have material adverse on Stream’s business and operations. Although GBPO believes that Stream’s client relationships are and will remain stable following the merger, Stream’s clients, in response to the completion of the merger, may adversely change or terminate their relationships with Stream, which could have a material adverse effect on the business of Stream following the merger.

Delays or difficulties in realizing planned revenue enhancement and opportunities

As discussed above, GBPO expects to undertake various initiatives to enhance the revenues and improve the operating margins of Stream. There can be no assurance that GBPO will not encounter delays or difficulties in implementing these initiatives, and any such delays or difficulties could cause either the deferral or loss of all or part of the benefits expected to be realized from such planned initiatives.

Interests of GBPO Directors and Officers in the Merger

When you consider the recommendation of GBPO’s board of directors in favor of adoption of the merger proposal, you should keep in mind that GBPO’s directors and officers have interests in the merger that are different from, or in addition to, your interests as a stockholder.

These interests include, among other things:

•

If this merger is not approved, and GBPO fails to consummate an alternative business combination prior to October 17, 2009, GBPO may liquidate. In such event, the 7,812,500 shares of common stock held by the GBPO founding stockholders, including GBPO’s officers and directors and their affiliates and other persons, that were acquired prior to or concurrently with the IPO will be worthless because the GBPO founding stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $              based on the last sale price of $             on the American Stock Exchange on                     , 2008, the record date. The GBPO founding stockholders paid $7,500,000 for the 7,500,000 founder warrants.

•

In addition, the 7,500,000 founder warrants will become worthless if this merger is not consummated and GBPO fails to consummate an alternative business combination prior to October 17, 2009. These warrants had an aggregate market value of $              based upon the last sale price of $              on the American Stock Exchange on                     , 2008, the record date.

•

After the completion of the merger, Messrs. Murray, Howe, Moore, O’Leary and Conway will continue to serve as members of GBPO’s board of directors and Messrs. Murray, Kane, Linnell and Ms. Flaherty will continue to serve as officers. As such, in the future they may receive cash compensation, board fees, stock options or stock awards if GBPO’s board of directors so determines. GBPO currently has made no determinations regarding the compensation it will pay its directors or officers after completion of the merger or whether it plans to enter into employment agreements with its officers.

•

If we are unable to complete a business combination and are forced to liquidate, our officers (Scott Murray, Charles Kane, Lloyd Linnell and Sheila Flaherty) will be jointly and severally liable under certain circumstances (for example, if a vendor does not waive any rights or claims to the trust account) to ensure that the proceeds in the trust account are not reduced by the claims of vendors, service providers or other entities that are owed money by us for services rendered or contracted for or products sold to us or by claims of prospective target businesses for fees and expenses of third parties that we agree to pay in the event we do not consummate a combination with such target business. However, we cannot assure you that they will be able to satisfy those obligations if they are required to do so.

Certain Financial Projections

In December 2007, Stream provided certain projections to GBPO in connection with GBPO’s due diligence. GBPO modified those projections, as shown below, to reflect revenue growth and cost saving opportunities that GBPO management believes can be achieved following the merger. Specifically, the modified projections identify additional revenue and earnings before interest, taxes, depreciation and amortization, stock-based compensation charges and restructuring and other non-recurring charges (“Adjusted EBITDA”) that GBPO believes Stream should be able to derive from opening new off-shore service locations such as China, the Philippines, Eastern Europe, South America, Latin America, Malaysia and/or Singapore, the addition or expansion of services, such as supply chain management, warranty services, credit and collection services and language translation and interpretation services, the introduction of front-end technology-driven service solutions for self-help and other technical assistance, and operational improvements in areas such as employee attrition, site capacity, utilization rates and other operating metrics. GBPO believes that these projected improvements are achievable based upon various factors, including the extensive experience that certain officers of GBPO have in the BPO industry, the experience of such officers in establishing and operating off-shore operations, the specific experience of GBPO’s officers with the business of Stream from their former executive roles at Stream prior to its sale to Solectron Corporation in 2001, the relationships of GBPO’s officers across the BPO industry with current and potential clients, and the experience of such officers in the broader technology industry.

While these financial projections were prepared in good faith by GBPO’s management, no assurance can be given regarding future events. Therefore, such financial projections cannot be considered a reliable predictor of future operating results, and this information should not be relied on as such. The financial projections in this section were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or published guidelines of the SEC regarding forward-looking statements. In addition, these financial projections have not been compiled, examined or reviewed by either Stream’s or GBPO’s independent auditors. In light of the foregoing, and considering that the GBPO stockholder meeting will be held at least [            ] months after the date the financial projections included below were prepared, as well as the uncertainties inherent in any financial projections, stockholders are cautioned to keep these facts in mind and to understand that the information contained in this proxy statement under the heading “Forward-Looking Statements” apply particularly to these financial projections.

These projections are not included in this document in order to induce any GBPO stockholder to vote in favor of the merger or to impact any investment decision with respect to GBPO common stock. These projections are included solely to provide the reader of this proxy statement with background information on the information considered by GBPO’s board of directors in connection with its evaluation of Stream and by Bear Stearns in its analysis described below under “—Opinion of Bear Stearns.”

The estimates and assumptions underlying the financial projections involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and the ability of GBPO to achieve the projected incremental revenue and operational improvements after the merger. In any event, these estimates and assumptions may not be realized and are inherently subject to significant business, economic, competitive and regulatory uncertainties, all of which are difficult to predict and many of which are beyond the control of GBPO after the merger. Accordingly, there can be no assurance that the projected results would be realized or that actual results would not differ materially from those presented in the financial projections. The inclusion of these financial projections should not be interpreted as an indication that GBPO (or Stream) considers this information to be a reliable prediction of future results, and this information should not be relied on for that purpose.

	2008	2009
	(in millions)
Revenues(1)	$516.5	$579.9
Plus: Incremental Revenue from new sites and services(2)	$—	$62.9
Total Revenue	$516.5	$642.9
Adjusted EBITDA(1)(3)	$31.7	$44.4
Plus: Incremental EBITDA from Operational Improvements(2)(3)	$—	$18.3
Less: Other Operating Items(4)	$(0.5)	$(2.0)
Total Adjusted EBITDA(3)	$31.2	$60.7

(1)	Revenues exclude pass through revenues for telecommunication costs that are contractually committed to be billed to the client at cost, which are projected to be approximately $20 million per year

(2)	Represents incremental revenue and Adjusted EBITDA contribution projected by GBPO to be derived from operational improvements. Assumptions regarding these operational enhancements include: (i) new services, such as supply chain management, warranty services, credit and collection services and language translation and interpretation services and the introduction of front-end technology driven service solutions for self-help and other technical assistance, with incremental revenue of $10.0 million in 2009, and projected Adjusted EBITDA margin of 18.5% of such incremental revenues, (ii) the establishment of service locations in China, the Philippines, Eastern Europe, South America, Latin America, Malaysia and/or Singapore (2 additional sites in 2009), with a projected Adjusted EBITDA margin of approximately 15% for such sites, (iii) decreased operating costs through the achievement of lower employee attrition and other performance improvements, (iv) a shift to utilization of a higher number of part-time service professionals and use of home based professionals (each of which are lower cost and allow for greater scheduling flexibility and lower benefits-related cost) and (v) projected savings from technology centralization in service locations and expenditures in technology to reduce training and development costs.

(3)	Adjusted EBITDA means earnings before interest, taxes, depreciation and amortization, stock-based compensation charges and restructuring and other non-recurring charges, which GBPO is not able to forecast.

(4)	Represents the costs that GBPO projects will be associated with operating as a public company, such as compliance with the requirements of the Sarbanes-Oxley Act of 2002, increased audit and finance costs for items such as internal audit and regulatory reporting, legal costs associated with being a public company and investor relations costs.

GBPO management also presented to its Board of Directors forecasts showing projected revenues of Stream, including increased revenues from new sites and services after the merger, increasing from $642.9 million in 2009 to $1,078 million in 2012, and projected Adjusted EBITDA, including earnings from operational improvements after the merger, increasing from $60.7 million in 2009 to $138 million in 2012.

Opinion of Bear Stearns

Overview

Pursuant to an engagement letter dated January 23, 2008, GBPO retained Bear Stearns to act as its financial advisor with respect to a possible transaction with Stream. In selecting Bear Stearns, GBPO’s board of directors considered, among other things, the fact that Bear Stearns is an internationally recognized investment banking firm with substantial experience advising companies in the BPO and technology industries, including the CRM industry, as well as substantial experience providing strategic advisory services. Bear Stearns, as part of its investment banking business, is continuously engaged in the evaluation of businesses and their debt and equity securities in connection with mergers and acquisitions, underwritings, private placements and other securities offerings, senior credit financings, valuations and general corporate advisory services.

At the January 23, 2008 meeting of GBPO’s board of directors, Bear Stearns delivered its oral opinion, which was subsequently confirmed in writing, that, as of January 23, 2008, and based upon and subject to the assumptions, qualifications and limitations set forth in the written opinion, (i) the purchase price was fair, from a financial point of view, to GBPO and (ii) the fair market value of Stream is at least equal to 80% of the net assets of GBPO.

The full text of Bear Stearns’ written opinion is attached as Annex E to this proxy statement and you should read the opinion carefully and in its entirety. The opinion sets forth the assumptions made, some of the matters considered and qualifications to and limitations of the review undertaken by Bear Stearns. The Bear Stearns opinion, which was authorized for issuance by the Fairness Opinion and Valuation Committee of Bear Stearns, is subject to the assumptions and conditions contained in the opinion and is necessarily based on economic, market and other conditions and the information made available to Bear Stearns as of the date of the Bear Stearns opinion. Bear Stearns has no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the rendering of the opinion.

In reading the discussion of the opinion set forth below, you should be aware that Bear Stearns’ opinion:

•	was provided to GBPO’s board of directors for its benefit and use in connection with its consideration of the transaction;

•	did not constitute a recommendation to the board of directors of GBPO;

•

does not constitute a recommendation to any stockholder of GBPO as to how to vote in connection with the transaction (including whether or not any holders of GBPO common stock should vote against the transaction and exercise their right to convert their GBPO common stock into a pro rata portion of the trust account pursuant to GBPO’s certificate of incorporation) or otherwise;

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did not address (i) GBPO’s underlying business or financial decision to pursue the transaction, (ii) the relative merits of the transaction as compared to any alternative business or financial strategies that might exist for GBPO (including, without limitation, seeking to consummate any other potential acquisition transaction), (iii) the relative merits of the transaction as compared to the right that holders of GBPO common stock who vote against the transaction have to convert their GBPO common stock into a pro rata portion of the trust account pursuant to GBPO’s certificate of incorporation, (iv) the relative merits of the transaction as compared to a liquidation of GBPO pursuant to GBPO’s certificate of incorporation, (v) the fairness, from a financial point of view, of the purchase price to the holders of GBPO units, GBPO common stock or GBPO warrants, (vi) any financial, capital markets-related or other effects, direct or indirect, of the transaction (in light of GBPO’s corporate structure and organic corporate documents, including without limitation, GBPO’s certificate of incorporation) on GBPO’s public stockholders relative to the founding stockholders, (vii) the financing of the transaction by GBPO or the use of any cash on hand by GBPO to fund any potential payments to holders of GBPO common stock who exercise their conversion rights as described above or (viii) the effects of any other transaction in which GBPO might engage;

•

did not constitute a solvency opinion or a fair value opinion, and Bear Stearns did not evaluate the solvency or fair value of GBPO under any federal or state laws relating to bankruptcy, insolvency or similar matters; and

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did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of GBPO’s or Stream’s officers, directors or employees, or any class of such persons, in connection with, or following the consummation of, the transaction.

Except as discussed below under the heading “Summary of 80% Test,” GBPO did not provide specific instructions to, or place any limitations on, Bear Stearns with respect to the procedures to be followed or factors to be considered by it in performing its analyses or providing its opinion.

In connection with rendering its opinion, Bear Stearns:

•	reviewed a draft of the merger agreement in substantially final form;

•

reviewed GBPO’s Registration Statement on Form S-1 (File No. 333-14447), relating to its IPO, its Quarterly Report on Form 10-Q for the period ended September 30, 2007, its preliminary results for the quarter and year ended December 31, 2007 and its Current Reports on Form 8-K filed since the effective date of its IPO on October 23, 2007;

•	reviewed Stream’s audited financial statements for the years ended December 31, 2005 and 2006 and certain unaudited operating and financial information for the year ended December 31, 2007;

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reviewed certain operating and financial information relating to Stream’s business and prospects, including projections for the five years ended December 31, 2012, all as prepared and provided to Bear Stearns by Stream’s management and reviewed by GBPO’s management;

•	reviewed certain estimates of revenue enhancements, cost savings and other benefits expected to result from the transaction, all as prepared and provided to us by GBPO’s management;

•	met with certain members of GBPO’s and Stream’s senior management to discuss Stream’s business, operations, historical and estimated financial results and future prospects;

•	reviewed certain publicly available financial data, stock market performance data and trading multiples of companies which Bear Stearns deemed generally comparable to Stream;

•	reviewed the terms of certain relevant mergers and acquisitions involving companies that Bear Stearns deemed generally comparable to Stream;

•	performed discounted cash flow analyses based on the projections for Stream and the operational improvements estimates furnished to Bear Stearns by GBPO; and

•	conducted those other studies, analyses, inquiries and investigations as Bear Stearns deemed appropriate.

In connection with rendering its opinion, Bear Stearns further noted that:

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Bear Stearns relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to it by GBPO and Stream or obtained by Bear Stearns from public sources, including, without limitation, the projections and operational improvements estimates referred to above.

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With respect to the projections and the operational improvements estimates, Bear Stearns relied on representations that they had been reasonably prepared on bases reflecting the best then-currently available estimates and judgments of the senior management of GBPO and Stream, as the case may be, as to the expected future performance of Stream.

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Bear Stearns did not assume any responsibility for the independent verification of any information referred to above, including, without limitation, the projections and the operational improvements estimates, Bear Stearns expressed no view or opinion as to the projections and the operational improvements estimates and the assumptions upon which they were based and Bear Stearns further relied upon the assurances of the senior management of GBPO and Stream, as the case may be, that they were unaware of any facts that would have made the information, projections and the operational improvements estimates incomplete or misleading.

•

In arriving at its opinion, Bear Stearns did not perform or obtain any independent appraisal of the assets or liabilities (contingent or otherwise) of GBPO or Stream, nor was Bear Stearns furnished with any such appraisals.

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Bear Stearns assumed that the transactions contemplated by the merger agreement will be consummated in a timely manner and in accordance with the terms of the merger agreement without any limitations, restrictions, conditions, amendments or modifications, regulatory or otherwise, that collectively would have a material effect on GBPO or Stream.

•	Bear Stearns is not a legal, regulatory, tax or accounting expert and has relied on the assessments made by GBPO, Stream and their respective advisors with respect to these issues.

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Bear Stearns did not express any opinion as to the price or range of prices at which the GBPO units, GBPO common stock or GBPO warrants may trade subsequent to the announcement or consummation of the transaction.

By way of background regarding GBPO, Bear Stearns noted that:

•	GBPO is a blank check company that consummated its IPO on October 23, 2007.

•	In the IPO, GBPO sold 31,250,000 GBPO units to the public at an offering price of $8.00 per GBPO unit.

•

Prior to the closing of the IPO, GBPO consummated a private placement of 7,500,000 GBPO warrants (approximately 19.4% of the total GBPO warrants outstanding after giving effect to the IPO) to certain founding stockholders of GBPO at an offering price of $1.00 per GBPO warrant.

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The founding stockholders of GBPO also own 7,812,500 shares of GBPO common stock (approximately 20% of the total shares of GBPO Common Stock outstanding after giving effect to the IPO), which they acquired for nominal consideration.

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In accordance with GBPO’s certificate of incorporation, an amount equal to $246,300,000 (which equaled the sum of the proceeds of the IPO, the deferred discount of $7,500,000 payable to the underwriters of the IPO and the $7,500,000 of proceeds from the private placement of GBPO warrants) has been deposited into a trust account.

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The net funds held in the trust account will not be released until the earlier of (i) the completion of a business combination (with a target acquisition (or acquisitions)) having a fair market value of at least 80% of the net assets held in the trust account at the time of such acquisition (or acquisitions) or (ii) the liquidation of GBPO.

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GBPO can consummate a business combination only if (i) a majority of the outstanding shares of GBPO common stock held by its public stockholders are voted in favor of the business combination and (ii) public stockholders owning less than 30% of the shares of GBPO common stock held by GBPO’s public stockholders both vote against the business combination and exercise their conversion rights.

•

If a business combination is consummated, GBPO’s public stockholders who vote against the business combination are entitled to convert their GBPO common stock into their pro rata share of the net funds in the trust account and will continue to have the right to exercise any GBPO warrants they may continue to hold.

•

If GBPO is unable to consummate a business combination by October 17, 2009, its corporate existence will cease except for the purposes of winding up its affairs and liquidating pursuant to Section 278 of the Delaware General Corporation Law. In such an event, the net funds from the trust account will be distributed to the public stockholders of GBPO, but the founding stockholders of GBPO will not participate in any liquidation distribution, and the underwriters of the IPO will not be entitled to the $7,500,000 of the underwriters’ deferred discount deposited in the trust account.

Summary of Analyses for Fairness Opinion

The following is a summary of the principal financial and valuation analyses performed by Bear Stearns and presented to GBPO’s board of directors in connection with rendering its opinion. Bear Stearns noted that due to the significant projected improvement in Stream’s stand-alone revenue and operating margins over the forecast period, it placed relatively less reliance upon the analysis of the comparable companies on a stand-alone basis and the analysis of the precedent merger and acquisition transactions and relatively more reliance on the discounted cash flow analysis (both with and without the cost savings and the revenue enhancements) and the comparable company analysis including the discounted cash flow range of the cost savings and the revenue enhancements.

Some of the financial and valuation analyses summarized below include summary data and information presented in tabular format. In order to understand fully the financial and valuation analyses, the summary data and tables must be read together with the full text of the summary. Considering the summary data and tables alone could create a misleading or incomplete view of Bear Stearns’ financial and valuation analyses.

Discounted Cash Flow Analyses. Bear Stearns performed discounted cash flow analyses on each of the following (i) the five-year projections provided by Stream’s management and reviewed by GBPO’s management, (ii) the five-year estimates of revenue enhancements provided by GBPO’s management and (iii) the five-year estimates of cost savings provided by GBPO’s management. For each of the above, Bear Stearns calculated the estimated present value of the associated unlevered after-tax free cash flows and an estimate of the terminal value at the end of the projection horizon.

In performing its discounted cash flow analyses:

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Bear Stearns estimated Stream’s weighted average cost of capital to be within a range of 13.0-15.0% based on, among other factors, (i) a review of the Bloomberg five-year and two-year historical adjusted unlevered betas of companies that it deemed generally comparable to Stream and the then-current Barra predicted unlevered betas of companies that it deemed generally comparable to Stream, (ii) Bear Stearns’ estimate of the US equity risk premium, (iii) Stream’s assumed target capital structure on a prospective basis and (iv) Bear Stearns’ investment banking and capital markets judgment and experience in valuing companies similar to Stream.

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In calculating terminal value for purposes of its discounted cash flow analyses, Bear Stearns used a reference range of terminal enterprise value/forward earnings before interest, taxes, depreciation and amortization (or EBITDA) multiples of 4.5 to 6.0x. The terminal values implied by these terminal multiple reference ranges were cross-checked for reasonableness by reference to implied perpetual growth rates in the terminal year free cash flow.

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Bear Stearns’ discounted cash flow analyses resulted in an overall enterprise value range of: (i) $241 million to $346 million for Stream on a stand-alone basis, (ii) $278 million to $397 million for Stream on a stand-alone basis including the cost savings (net of restructuring costs) provided by GBPO’s management and (iii) $397 million to $569 million for Stream on a stand-alone basis, including both the cost savings (net of restructuring costs) and revenue enhancements provided by GBPO’s management.

Comparable Company Analysis. Bear Stearns compared and analyzed Stream’s historical and projected financial performance against other publicly traded companies in the CRM industry. Due to the significant projected improvement in Stream’s stand-alone revenue and operating margins over the forecast period, Bear Stearns noted that it placed relatively less reliance upon the analysis of the comparable companies on a stand-alone basis and relatively more reliance on the comparable company analysis including the discounted cash flow range of the cost savings and the revenue enhancements.

The following publicly traded CRM industry comparable companies were used in the analysis of Stream and were selected on the basis of their business profile, service offerings and size and scale of operations:

•	Convergys Corporation

•	eTelecare Global Solutions, Inc.

•	ICT Group, Inc.

•	PeopleSupport, Inc.

•	StarTek, Inc.

•	Sykes Enterprises, Inc.

•	Teleperformance S.A.

•	TeleTech Holdings, Inc.

Bear Stearns calculated the following trading multiples for the above comparable companies based on Wall Street consensus estimates and the most recent publicly available filings:

Selected CRM Industry

Peer Group Trading Multiples

	Enterprise Value/				Stock Price as of January 17, 2008/
	EBITDA				Earnings Per Share
	2008 Estimated		2009 Estimated		2008 Estimated		2009 Estimated
Peer: Mean	5.4	x	5.1	x	14.1	x	11.2	x
Harmonic Mean	4.9		4.9		13.4		10.7
Median	5.3		4.8		12.8		10.1
High	8.8		7.6		22.1		15.2
Low	3.0		3.7		11.1		8.7

In performing its comparable company analysis:

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Bear Stearns selected a reference range of trading multiples as follows: (i) trading enterprise value/forward EBITDA multiple range of 4.5x-6.0x based on estimates for 2008 (or 2008E); (ii) trading enterprise value/forward EBITDA multiple range of 4.0x-5.5x based on estimates for 2009 (or 2009E); (iii) trading price/forward earnings multiple range of 11.0x-14.0x based on 2008E; and (iv) trading price/forward earnings multiple range of 9.5x-11.5x based on 2009E.

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Bear Stearns’ analysis of the comparable companies based on the 2008E EBITDA trading multiples resulted in an enterprise value range of $143 million to $190 million for Stream on a stand-alone basis. Bear Stearns added the discounted cash flow range of the cost savings (net of restructuring costs) to this stand-alone range to derive an enterprise value range of $180 million to $241 million and further added the discounted cash flow range of the revenue enhancements to derive an enterprise value range of $299 million to $413 million.

•

Bear Stearns’ analysis of the comparable companies based on the 2009E EBITDA trading multiples resulted in an enterprise value range of $178 million to $244 million for Stream on a stand-alone basis. Bear Stearns added the discounted cash flow range of the cost savings (net of restructuring costs) to this stand-alone range to derive a range of $215 million to $295 million and further added the discounted cash flow range of the revenue enhancements to derive a range of $334 million to $467 million.

•	Bear Stearns’ analysis of the comparable companies based on the 2008E price-to earnings (or P/E) trading multiples resulted in an enterprise value range of $134 million to $151 million for Stream on a stand-alone basis. Bear Stearns added the discounted cash flow range of the cost savings (net of restructuring costs) to this stand-alone range to derive an enterprise value range of $171 million to $202 million and further added the discounted cash flow range of the revenue enhancements to derive an enterprise value range of $290 million to $374 million.

•

Bear Stearns’ analysis of the comparable companies based on the 2009E P/E trading multiples resulted in an enterprise value range of $186 million to $210 million for Stream on a stand-alone basis. Bear Stearns added the discounted cash flow range of the cost savings (net of restructuring costs) to this stand-alone range to derive an enterprise value range of $223 million to $261 million and further added the discounted cash flow range of the revenue enhancements to derive an enterprise value range of $342 million to $432 million.

Precedent Merger and Acquisition Transactions Analysis. Bear Stearns reviewed and analyzed certain relevant precedent merger and acquisition transactions during the past several years involving the CRM industry. Due to the significant projected improvement in Stream’s stand-alone revenue and operating margins over the forecast period, Bear Stearns noted that it placed relatively less reliance upon the analysis of the precedent merger and acquisition transactions and relatively more reliance on the discounted cash flow analysis (both with and without the cost savings and the revenue enhancements) and the comparable company analysis including the discounted cash flow range of the cost savings and the revenue enhancements.

The following precedent merger and acquisition transactions were considered by Bear Stearns:

•	Diamond Castle Holdings’ acquisition of PRC, LLC

•	ClientLogic Corporation’s acquisition of Sitel Corporation

•	TransWorks Information Services Ltd.’s acquisition of Minacs Worldwide, Inc.

•	TH Lee and Quadrangle’s acquisition of West Corporation

•	Management and One Equity Partners’ acquisition of NCO Group, Inc.

•	NCO Group’s acquisition of RMH Teleservices, Inc.

•	TeleTech Holdings Corporation’s acquisition of Contact Center Holding S.A.

A summary of Bear Stearns’ analysis of the precedent merger and acquisition transactions is presented in the tables below:

Selected CRM

Precedent M&A Transaction Multiples

	Transaction Enterprise Value /
	Last 12 Months EBITDA		Next 12 Months EBITDA
Precedent M&A Deals:
Mean	7.8	x	6.3	x
Harmonic Mean	7.6		5.8
Median	7.7		7.0
High	9.6		7.8
Low	6.3		3.6

In performing its precedent merger and acquisition transactions analysis:

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Bear Stearns selected a reference range of transaction multiples as follows: (i) transaction enterprise value/last 12 months EBITDA multiple range of 6.5x-8.5x; and (ii) transaction enterprise value/next 12 months EBITDA multiple range of 6.0x-7.5x.

•

Bear Stearns’ analysis of the selected relevant precedent merger and acquisition transactions resulted in an enterprise value range for Stream of $144 million to $188 million based on last 12 months EBITDA multiples and an enterprise value range for Stream of $190 million to $238 million based on next 12 months EBITDA multiples.

Summary of 80% Test

Pursuant to GBPO’s certificate of incorporation, GBPO’s initial target acquisition must have a fair market value of at least 80% of GBPO’s net assets held in the trust account (net of taxes and amounts permitted to be disbursed for working capital purposes and excluding the amount held in the trust account representing the underwriters’ deferred discount).

In connection with the performance of the 80% test, Bear Stearns noted that it had been advised by GBPO that pursuant to GBPO’s certificate of incorporation:

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Bear Stearns should consider, in the determination of the fair market value of Stream, a variety of valuation methodologies, including, but not limited to, comparable companies analysis, precedent M&A transaction analysis and discounted cash flow analyses;

•	Bear Stearns should utilize an enterprise value calculation for Stream when determining its fair market value; and

•

the net assets of GBPO less the underwriters’ deferred discount were equal to $238,800,000, and 80% of net assets, as determined in accordance with GBPO’s certificate of incorporation, were equal to $191,040,000.

Based on these instructions from GBPO and the range of values indicated above, Bear Stearns noted that the fair market value of Stream is at least equal to 80% of the net assets of GBPO held in trust.

Other Considerations

The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant assumptions and financial and valuation analyses and the application of those methods to the particular circumstances involved. A fairness opinion is therefore not readily susceptible to partial analysis or summary description, and taking portions of the analyses set out above, without considering the analysis as a whole, would in the view of Bear Stearns create an incomplete and misleading picture of the processes underlying the analyses considered in rendering the Bear Stearns opinion. In arriving at its opinion, Bear Stearns:

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based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions, capital markets considerations and industry-specific and company-specific factors;

•	did not form a view or opinion as to whether any individual analysis or factor, whether positive or negative, considered in isolation, supported or failed to support the Bear Stearns opinion;

•	other than as set forth above, considered the results of all its analyses and did not attribute any particular weight to any one analysis or factor; and

•

arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and believes that the totality of the factors considered and analyses performed by Bear Stearns in connection with its opinion operated collectively to support its determination as to the fairness, from a financial point of view, of the purchase price to be paid by GBPO pursuant to the transaction.

Bear Stearns also noted that:

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The analyses performed by Bear Stearns, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by these analyses.

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None of the public companies used in the comparable company analysis described above are identical to Stream, and none of the precedent merger and acquisition transactions used in the precedent transactions analysis described above are identical to the transaction.

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Accordingly, the analyses of publicly traded comparable companies and precedent merger and acquisition transactions is not mathematical; rather, such analyses involve complex considerations and judgments concerning the differences in financial, operating and capital markets-related characteristics and other factors regarding the companies and precedent merger and acquisition transactions to which Stream and the transaction were compared.

•	The analyses performed by Bear Stearns do not purport to be appraisals or to reflect the prices at which any securities may trade at the present time or at any time in the future.

The type and amount of consideration payable in the transaction were determined through negotiations between GBPO and Stream and were approved by the GBPO board of directors. The decision to enter into the merger agreement was solely that of GBPO’s board of directors. The Bear Stearns opinion was just one of the many factors taken into consideration by GBPO’s board of directors. Consequently, Bear Stearns’ analyses should not be viewed as determinative of the decision of GBPO’s board of directors with respect to the fairness, from a financial point of view, of the purchase price to be paid by GBPO pursuant to the transaction.

Pursuant to the terms of Bear Stearns’ engagement letter, GBPO has agreed to pay Bear Stearns a customary transaction fee, a substantial portion of which is payable upon consummation of the transaction contemplated by the merger agreement. A portion of Bear Stearns’ compensation was paid upon delivery of its opinion and will be credited against the fee payable upon consummation of the transaction. In addition, GBPO has agreed to reimburse Bear Stearns for certain expenses and to indemnify Bear Stearns against certain liabilities arising out of Bear Stearns’ engagement.

Bear Stearns may seek to provide GBPO and H.I.G. and their respective affiliates with certain investment banking and other services unrelated to the transaction in the future.

Consistent with applicable legal and regulatory requirements, Bear Stearns has adopted certain policies and procedures to establish and maintain the independence of Bear Stearns’ research departments and personnel. As a result, Bear Stearns’ research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to GBPO, the transaction and other participants in the transaction that differ from the views of Bear Stearns’ investment banking personnel.

In the ordinary course of business, Bear Stearns and its affiliates may actively trade (for their own account and for the accounts of their customers) certain equity and debt securities, bank debt and/or other financial instruments issued by GBPO, Stream and/or H.I.G. and their respective affiliates, as well as derivatives thereof, and, accordingly, may at any time hold long or short positions in these securities, bank debt, financial instruments and derivatives.

Appraisal Rights

GBPO stockholders do not have appraisal rights in connection with the merger under the DGCL.

U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of the material United States federal income tax consequences of the merger and exercise of conversion rights to the stockholders of GBPO. This discussion assumes that stockholders hold our shares as capital assets within the meaning of the Internal Revenue Code of 1986, as amended, or the Code. This discussion does not address all aspects of United States federal taxation that may be relevant to a particular stockholder in light of the stockholder’s individual investment or tax circumstances. In addition, this discussion does not address (a) state, local or non-U.S. tax consequences, (b) the special tax rules that may apply to certain stockholders, including without limitation, banks, insurance companies, financial institutions, broker-dealers, taxpayers who have elected mark-to-market accounting, taxpayers that are subject to the alternative minimum tax, tax-exempt entities, regulated investment companies, real estate investment trusts, taxpayers whose functional currency is not the U.S. dollar, or United States expatriates or former long-term residents of the United States, or (c) the special tax rules that may apply to a stockholder that acquires, holds, or disposes of our securities as part of a straddle, hedge, constructive sale, or conversion transaction or other integrated investment. Additionally, the discussion does not consider the tax treatment of partnerships (or other entities treated as partnerships for U.S. federal income tax purposes) or other pass-through entities or persons who hold our units, common stock or warrants through such entities.

This discussion is based on current provisions of the Code, final, temporary and proposed United States Treasury Regulations, judicial opinions, and published positions of the Internal Revenue Service, or IRS, all as in effect on the date hereof and all of which are subject to differing interpretations or change, possibly with retroactive effect. We have not sought, and will not seek, any ruling from the IRS or any opinion of counsel with respect to the tax consequences discussed herein, and there can be no assurance that the IRS will not take a position contrary to the tax consequences discussed below or that any position taken by the IRS would not be sustained.

As used in this discussion, the term “U.S. person” means a person that is, for United States federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person. As used in this prospectus, the term “U.S. holder” means a beneficial owner of our shares that is a U.S. person and the term “non-U.S. holder” means a beneficial owner of our shares (other than a partnership or other entity treated as a partnership or as a disregarded entity for U.S. federal income tax purposes) that is not a U.S. person.

The tax treatment of a partnership and each partner thereof will generally depend upon the status and activities of the partnership and such partner. A holder that is treated as a partnership for U.S. federal income tax purposes should consult its own tax advisor regarding the U.S. federal income tax considerations applicable to it and its partners of the merger and the exercise of conversion rights.

This discussion is only a summary of material United States federal income tax consequences of the merger and exercise of conversion rights. Stockholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of the merger and exercise of conversion rights, including the effect of any federal tax laws other than income tax laws, any state, local, or non-U.S. tax laws and any applicable tax treaty.

Tax Consequences of the Merger

GBPO stockholders who do not exercise their conversion rights will continue to hold their GBPO shares and, as a result, will not recognize any gain or loss for U.S. federal income tax purposes as result of the merger.

Conversion of Common Stock

In the event that a holder converts common stock into a right to receive cash pursuant to the exercise of a conversion right, the transaction will be treated for U.S. federal income tax purposes as a redemption of the common stock. The redemption will be treated either as a sale of common stock or as a distribution with respect to common stock, as more fully described below under “—Criteria for determining sale or distribution treatment.”

Sale. If the conversion qualifies as a sale of common stock by a holder under Section 302 of the Code, a U.S. holder will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the holder’s adjusted tax basis in the common stock. A holder’s adjusted tax basis in the common stock generally will equal the holder’s acquisition cost, and if the holder purchased GBPO’s units, the cost of such units would be allocated between the common stock and the warrants that comprised such units based on their relative fair market values at the time of purchase. Any such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period for the common stock exceeds one year. There is substantial uncertainty, however, whether the conversion rights with respect to the common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gain realized by a non-corporate U.S. holder generally will be subject to a maximum tax rate of 15 percent. The deduction of capital losses is subject to limitations, as is the deduction for losses realized upon a taxable disposition by a U.S. holder of our common stock if, within a period beginning 30 days before the date of such disposition and ending 30 days after such date, such U.S. holder has acquired (by purchase or by an exchange on which the entire amount of gain or loss was recognized), or has entered into a contract or option so to acquire, substantially identical stock or securities.

Any gain realized by a non-U.S. holder upon the sale of our common stock generally will not be subject to United States federal income tax unless: (i) the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base of the non-U.S. holder), (ii) the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met, or (iii) we are or have been a “United States real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held the common stock, and, in the case where the shares of our common stock are regularly traded on an established securities market, the non-U.S. holder owns, or is treated as owning, more than five percent of our common stock.

Net gain realized by a non-U.S. holder described in clause (i) of the preceding sentence will be subject to tax at generally applicable United States federal income tax rates. Any gains of a foreign corporation non-U.S. holder described in clause (i) of the preceding sentence may also be subject to an additional “branch profits tax” at a 30% rate, or such lower rate as may be specified by an applicable income tax treaty. Gain realized by an individual non-U.S. holder described in clause (ii) of such sentence will be subject to a flat 30 percent tax, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. We currently are not a “United States real property holding corporation.”

Distribution. If the conversion does not qualify as a sale of common stock under Section 302, a holder will be treated as receiving a corporate distribution. A distribution generally will constitute a dividend for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale of the common stock and will be treated as described above under “—Sale.”

A dividend to a U.S. holder that is a taxable corporation generally will qualify for the dividends-received deduction if the requisite holding period is satisfied. With certain exceptions (including but not limited to dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, qualified dividends received by a non-corporate U.S. holder generally will be subject to tax at the maximum tax rate accorded to capital gains. There is substantial uncertainty, however, whether the conversion rights with respect to the common stock may suspend the running of the applicable holding period for purposes of the dividends-received deduction or the capital gains tax rate, as the case may be.

Dividends paid to a non-U.S. holder that are not effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States generally will be subject to withholding of United States federal income tax at the rate of 30% or such lower rate as may be specified by an applicable income tax treaty. A non-U.S. holder who wishes to claim the benefit of an applicable income tax treaty withholding rate and avoid backup withholding, as discussed below, for dividends will be required to (a) complete IRS Form W-8BEN (or other applicable form) and certify under penalties of perjury that such holder is not a United States person as defined under the Code and is eligible for the benefits of the applicable income tax treaty or (b) if our common stock is held through certain foreign intermediaries, satisfy the relevant certification requirements of applicable Treasury Regulations. These forms must be periodically updated. Non-U.S. holders should consult their tax advisors regarding their entitlement to benefits under an applicable income tax treaty and the manner of claiming the benefits of such treaty (including, without limitation, the need to obtain a United States taxpayer identification number).

Dividends that are effectively connected with a non-U.S. holder’s conduct of a trade or business in the United States and, if provided in an applicable income tax treaty, that are attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, are subject to United States federal income tax on a net income basis at generally applicable United States federal income tax rates and are not subject to the United States withholding tax, provided that the non-U.S. holder establishes an exemption from such withholding by complying with certain certification and disclosure requirements. Any effectively connected dividends or dividends attributable to a permanent establishment received by a non-U.S. holder that is treated as a foreign corporation for United States federal income tax purposes may be subject to an additional “branch profits tax” at a 30% rate, or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Criteria for determining sale or distribution treatment. Whether the conversion qualifies for sale or distribution treatment will depend largely on the total number of shares of our common stock treated as held by the holder (including any common stock constructively owned by the holder as a result of, among other things, owning warrants). The conversion of common stock generally will be treated as a sale of the common stock (rather than as a corporate distribution) if the receipt of cash upon the conversion (1) is “substantially disproportionate” with respect to the holder, (2) results in a “complete termination” of the holder’s interest in us or (3) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a holder takes into account not only stock actually owned by the holder, but also shares of our stock that are constructively owned by it. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock the holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding stock actually and constructively owned by the holder immediately following the conversion of common stock must, among other requirements, be less than 80 percent of the percentage of our outstanding stock actually and constructively owned by the holder immediately before the conversion. There will be a complete termination of a holder’s interest if either (1) all of the shares of our stock actually and constructively owned by the holder are converted or (2) all of the shares of our stock actually owned by the holder are converted and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The conversion of the common stock will be “not essentially equivalent to a dividend” if a holder’s conversion results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the conversion will result in a meaningful reduction in a holder’s proportionate interest will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A holder should consult with its own tax advisors in order to determine the appropriate tax treatment to it of exercising a conversion right.

If none of the foregoing tests is satisfied, then the conversion will be treated as a corporate distribution and the tax effects will be as described above under “—Distribution.” After the application of those rules, any remaining tax basis of the holder in the converted common stock will be added to the holder’s adjusted tax basis in his remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly to the adjusted basis of stock held by related persons whose stock is constructively owned by the holder.

Information Reporting and Backup Withholding

Under United States Treasury Regulations, we must report annually to the IRS and to each holder the amount of dividends paid to such holder on our common stock and the tax withheld with respect to those dividends, regardless of whether withholding was required. In the case of a non-U.S. holder, copies of the information returns reporting those dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

The gross amount of dividends paid to a holder that fails to provide the appropriate certification in accordance with applicable United States Treasury Regulations generally will be reduced by backup withholding at the applicable rate (currently 28%).

A non-U.S. holder is required to certify its foreign status under penalties of perjury or otherwise establish an exemption in order to avoid information reporting and backup withholding on disposition proceeds where the transaction is effected by or through a United States office of a broker. United States information reporting and backup withholding generally will not apply to a payment of proceeds of a disposition of common stock where the transaction is effected outside the United States through a foreign office of a foreign broker. However, information reporting requirements, but not backup withholding, generally will apply to such a payment if the broker is (i) a U.S. person, (ii) a foreign person that derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States, (iii) a controlled foreign corporation as defined in the Code or (iv) a foreign partnership with certain United States connections, unless the broker has documentary evidence in its records that the holder is a non-U.S. holder and certain conditions are met or the holder otherwise establishes an exemption.

Backup withholding is not an additional tax. Amounts that we withhold under the backup withholding rules may be refunded or credited against the holder’s United States federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. Holders should consult their own tax advisors regarding application of backup withholding in their particular circumstances and the availability of and procedure for obtaining an exemption from backup withholding under current United States Treasury Regulations.

Anticipated Accounting Treatment

The merger will be accounted for under the purchase method of accounting as an acquisition in accordance with U.S. generally accepted accounting principles. This determination was primarily based on GBPO issuing cash for the equity of Stream, assumption, replacement or repayment of certain amounts of indebtedness, the GBPO board of directors maintaining a majority after the merger and the GBPO chairman and chief executive office becoming the chairman and chief executive officer of the combined company. The net assets of Stream will be stated at fair value and any excess purchase price will be allocated first to identifiable intangible assets and will be amortized over their respective useful lives. The remainder will be treated as goodwill on GBPO’s balance sheet. A periodic assessment of the value of the goodwill will be conducted by GBPO and any permanent impairment in value will be taken as a charge to future earnings. GBPO has not yet completed the allocation of purchase price for accounting purposes. Accordingly, any excess of fair market value of net assets has been allocated to goodwill until such determination has been made.

Regulatory Matters

The completion of the merger and the other transactions contemplated by the merger agreement is subject to review under the HSR Act and potentially other regulatory requirements.

Consequences If The Merger Proposal Is Not Approved

If the merger proposal is not approved by the stockholders, GBPO will not acquire Stream and GBPO will continue to seek other potential business combinations. GBPO’s board of directors may abandon each of the authorized share proposal, the post-closing charter amendment proposal, the incentive plan proposal, notwithstanding stockholder approval of such proposals, without further action by GBPO’s stockholders, if the merger proposal is not approved. In such an event, there is no assurance that GBPO will have the time, resources or capital available to find a suitable business combination partner before (1) the proceeds in the trust account are liquidated to holders of shares purchased in its IPO and (2) GBPO is dissolved pursuant to the trust agreement and in accordance with GBPO’s certificate of incorporation.

Required Vote

The approval of the merger proposal will require the vote of a majority of the outstanding shares of common stock issued in the IPO. If the holders of an aggregate of 30% or more of the shares issued in the IPO vote against the merger proposal and demand to convert their shares into a pro rata portion of our trust account no later than the close of the vote on the merger proposal at the annual meeting, the remaining proposals, other than the election of director proposal and the adjournment proposal, will not be presented at the annual meeting for adoption.

Recommendation of GBPO’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

THE MERGER AGREEMENT

The following summary of the material provisions of the merger agreement is qualified by reference to the complete text of the merger agreement, a copy of which is attached to this proxy statement as Annex A. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the acquisition.

General; Structure of Merger

On January 27, 2008, GBPO, Merger Sub and Stream entered into the merger agreement. Pursuant to the merger agreement, the Merger Sub will be merged into Stream, with Stream being the surviving corporation (the “Surviving Company”) and becoming a wholly owned subsidiary of GBPO.

H.I.G. Call Center II, Inc., which holds 99% of the issued and outstanding shares of common stock of Stream, has approved and adopted the merger and the merger agreement.

The merger is expected to be consummated in mid-2008, after the required approval by the stockholders of GBPO and the fulfillment of certain other conditions, as described in this proxy statement.

Closing and Effective Time of the Merger

The closing of the merger will take place on the third business day following the satisfaction of the last of the conditions described below under “The Merger Agreement—Conditions to the Closing of the Merger,” unless GBPO and Stream agree in writing to another time for the closing. The merger of Merger Sub into Stream is expected to be consummated promptly after the annual meeting of GBPO’s stockholders described in this proxy statement.

Merger Consideration

Purchase Price

The purchase price is $225.8 million, subject to certain working capital and other adjustments and subject to increase under certain circumstances if the closing of the merger does not occur by July 31, 2008. The purchase price is comprised of the following:

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the payment to Stream stockholders and optionholders of an amount in cash equal to $211.3 million, plus an amount equal to 75% of certain capital expenditures made by Stream from July 1, 2008 to the closing and less: (i) the amount of outstanding indebtedness (including capital leases) of Stream at the closing (approximately $108 million at January 31, 2008), (ii) transaction expenses of Stream and transaction-related bonuses payable to certain Stream executives (estimated to total $7 million), and (iii) transaction fees of approximately $4 million payable to H.I.G.;

•

the issuance to Stream stockholders and optionholders of 1,812,500 units of GBPO, each unit consisting of a share of GBPO common stock and a warrant to purchase a share of GBPO common stock at a purchase price of $6.00 per share, plus up to an additional 335,648 units to the extent that the average closing price of a GBPO unit during the 30-day period ending three business days prior to the closing of the merger is less than $8.00; and

•

the assumption of the capital leases of Stream at the closing (estimated at $8.4 million at January 31, 2008) and the assumption, replacement or repayment of other outstanding indebtedness of Stream at the closing (estimated at $99.5 million at January 31, 2008).

The purchase price will be adjusted upward or downward if the working capital of Stream at the closing of the merger is more than $55.5 million or less than $52.5 million, respectively.

In addition, the purchase price will increase by: (i) $5.0 million in cash if (A) the closing date of the merger is after July 31, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the seven months ended July 31, 2008 exceeds $15,045,000, and (C) Stream’s revenue for the seven months ended July 31, 2008 exceeds $268,949,000, (ii) an additional increase of $5.0 million in cash if (A) the closing date of the merger is after August 31, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the eight months ended August 31, 2008 exceeds $17,499,000, and (C) Stream’s revenue for the eight months ended August 31, 2008 exceeds $309,041,000, and (iii) an additional increase of $10.0 million in cash if (A) the closing date for the merger is after September 30, 2008 (subject to extension in specified circumstances), (B) Stream’s EBITDA (as defined in the merger agreement) for the nine months ended September 30, 2008 exceeds $20,619,000, and (C) Stream’s revenue for the nine months ended September 30, 2008 exceeds $351,116,000.

Working Capital Adjustment

As more fully described below, if Stream’s Closing Date Working Capital (as defined below) is less than $52.5 million, the purchase price shall be reduced by the amount by which such Closing Date Working Capital is less than $54.0 million. In addition, if Stream’s Closing Date Working Capital is greater than $55.5 million, the purchase price shall be increased by the amount by which such Closing Date Working Capital is more than $54.0 million.

“Closing Date Working Capital” means the following from Stream’s closing date balance sheet: (a) the sum of (i) cash and cash equivalents (but only to the extent not swept out of Stream’s bank accounts on the Closing Date and not included in calculating the purchase price), (ii) accounts receivable, net of reserves, (iii) prepaid expenses, and (iv) other current assets, less (b) the sum of Stream’s (i) accounts payable, (ii) liabilities for taxes, net of the transaction tax benefits, and (iii) other accrued expenses (excluding deferred income taxes and the Retained Litigation, as discussed below); provided that Closing Date Working Capital shall not include any Stream transaction fees deducted from the purchase price at closing and shall not include Stream’s closing indebtedness.

The purchase price adjustment relating to Stream’s Closing Date Working Capital shall be calculated on two different occasions—an adjustment at the time of the closing shall be made based on an estimate balance sheet to be provided by Stream at least three business days prior to the closing date and a post-closing adjustment shall be made within 60 days following the closing date based upon an actual balance sheet as of the closing date.

Escrow Arrangements

At the time of the closing, $6,700,000 of the cash consideration (the “Escrow Cash”) and 812,500 GBPO units of the unit consideration (the “Escrow Units”) will be placed into escrow with The Bank of New York Trust Company, N.A., as escrow agent, to secure the indemnity obligations of the Stream stockholders and the holders of vested options under the merger agreement, to fund any payment to be made to GBPO in connection with the post-closing working capital adjustment and to fund any Stream transaction fees not paid at the closing.

Of the cash and GBPO units placed into escrow, after the nine-month anniversary of the closing date, the lesser of (i) 185,500 of the Escrow Units and (ii) the number of GBPO units in the Escrow Fund (as defined below) at such time shall be distributed to the stockholders and holders of vested options of Stream, provided that if GBPO has delivered written notice to the stockholders’ representative and escrow agent prior to such date of claims under the merger agreement, the Escrow Agent shall distribute only that number, if any, of GBPO units that have a value equal to the amount by which (i) the aggregate amount of the claims is less than (ii) the value of the Escrow Fund, but in any event not more than 185,500 GBPO units. The remaining Escrow Units and all of the Escrow Cash, along with interest earned thereon (the “Escrow Fund”), shall be held during the period commencing on the Closing Date and ending on the later of (i) the date that GBPO’s independent auditor issues its opinion on GBPO’s financial statements for the fiscal year ending December 31, 2008; or (ii) the date which is twelve months following the closing date, but in any event not later than eighteen months from the date of the merger agreement (the “Survival Period”). Following the termination of the escrow agreement pursuant to its terms, any undisbursed portion of the Escrow Fund shall be paid to Stream’s stockholders and holders of vested options pro rata.

Indemnification of GBPO

The merger agreement provides that GBPO will be indemnified and entitled to recover from the Escrow Fund, as described above, for damages sustained by GBPO and its subsidiaries as a result of breaches of representations and warranties and covenants by Stream. Except in the case of fraud, the Escrow Fund will be the sole remedy for GBPO for indemnification claims under the merger agreement. Claims for indemnification may be asserted against the Escrow Fund by GBPO once its damages exceed a $500,000 threshold. Other than the representations and warranties relating to environmental matters and taxes, which shall survive for their respective statutory period, and those relating to organization, authorization and capitalization, which shall survive indefinitely, all of the representations and warranties of the parties contained in the merger agreement shall survive the closing of the merger and continue in full force and effect until the end of the Survival Period. GBPO may also make claims against the Escrow Fund with respect to any earn-out payments Stream is required to make with respect to its acquisition of its subsidiary in India, certain severance payments to Stream employees and any costs or liabilities incurred in connection with certain claims that might be asserted by Stream with respect to working capital and other adjustments arising in connection with H.I.G.’s acquisition of Stream in 2004 (the “Retained Litigation”).

Indemnification of Stream

The merger agreement also provides that GBPO will indemnify the stockholders and holders of vested options of Stream against all damages sustained by them as a result of breaches by GBPO of its representations and warranties and covenants contained in the merger agreement. No escrow will be provided to secure such indemnification obligations, which will be capped at the amount of the Escrow Fund and subject to the same threshold provisions and the same claim period requirements as pertain to GBPO’s right to be indemnified by Stream.

Registration Rights and Lock-Up Agreement

Pursuant to the merger agreement, at the closing, each Stream stockholder and holder of vested options that will receive unit consideration in the merger will enter into a Registration Rights and Lock-up Agreement with GBPO attached to this proxy statement as Annex F. That agreement provides that, on or about the date that is eight months after the date of the closing, GBPO will file a registration statement under the Securities Act to effect the registration of the shares of GBPO common stock underlying the units and warrants issued in the transaction to such persons for public resale by such persons. In addition, the stockholders and holders of vested options of Stream who become parties to the Registration Rights and Lock-up Agreement will have demand and piggyback registration rights.

The Registration Rights and Lock-up Agreement also provides that, except with GBPO’s consent and subject to specified exceptions, which may be withheld for any reason, the stockholders and holders of vested options of Stream that become parties thereto will not, directly or indirectly, offer to sell, contract to sell, or otherwise sell, dispose of, make any short sale of, loan, pledge, grant any rights with respect to, or otherwise dispose of any of the GBPO units or securities underlying such GBPO units received by such persons for a period of nine months following the closing. The certificates representing such shares will be legended to such effect.

Representations and Warranties

The merger agreement contains representations and warranties, for each of Stream and GBPO, relating to:

•	proper organization and similar corporate matters;

•	the authorization, performance and enforceability of the merger agreement;

•	capital structure of each constituent company;

•	no breach of material contract, law or order;

•	financial information and absence of undisclosed liabilities;

•	absence of certain developments;

•	title to assets;

•	contracts and commitments;

•	affiliate transactions;

•	proxy statement;

•	litigation;

•	compliance with laws;

•	environmental matters;

•	tax matters;

•	proprietary rights; and

•	brokers.

In addition, the merger agreement contains certain additional representations and warranties of Stream relating to:

•	condition of properties and assets;

•	taxes;

•	holding of real estate leases;

•	licenses and permits;

•	employee matters, including employee benefit plans;

•	insurance;

•	accounts receivable;

•	absence of inventory; and

•	full disclosure.

In addition, the merger agreement contains certain additional representations and warranties of GBPO relating to:

•	SEC filings;

•	American Stock Exchange quotation;

•	listing and maintenance requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act;

•	funds in the trust account; and

•	not being an investment company, within the meaning of the Investment Company Act.

Covenants

GBPO and Stream have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. Stream has also agreed to continue to operate its business in the ordinary course prior to the closing. GBPO and Stream have also agreed not to take the following actions, among others, without the prior written consent of the other party:

•	amend or otherwise change its organizational documents;

•

except for the issuance of common stock upon the exercise of outstanding options, issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options;

•

declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock except, in the case of Stream, payments that do not result in closing date working capital less than $54 million and, in the case of GBPO, payments to stockholders who exercise their conversion rights;

•

acquire any interest in any corporation, partnership or other business organization or division or line of business; provided that GBPO shall not unreasonably withhold its consent to Stream’s acquisition of any single site call center if such call center or acquisition (singly in combination with other acquisitions) would not require additional financial statements pursuant to SEC Regulation S-X;

•	transfer, sell, lease, mortgage, or otherwise dispose of or subject to any lien (except permitted liens) any of its assets other than in the ordinary course of business consistent with past practice;

•	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

•	reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its common stock or options or other equity securities;

•

assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person (other than, in Stream’s case, any subsidiary of Stream), or make any loans, advances or capital contributions to, or investments in, any other person, other than in the ordinary course of business consistent with past practice;

•

take, offer or propose to take, or agree to take in writing or otherwise, any action which would result in any of the conditions to the closing contained in the merger agreement not being satisfied or would materially delay the closing; or

•

authorize or enter into any formal or informal agreement or otherwise make any commitment to do any of the foregoing or to take any action which would make any of its representations or warranties contained in the merger agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants thereunder or result in any of the conditions to the closing set forth in the merger agreement not being satisfied.

In addition, Stream may not take any of the following actions without the prior written consent of GBPO:

•	materially amend the terms of any material company benefit plan to make the terms of such plan more favorable to its participants or to increase any material benefit under such plan;

•

except as may be required as a result of a change in law or in generally accepted accounting or actuarial principles or as required by the SEC, make any adverse change to the accounting practices or principles or reserving practices or principles used by it;

•

fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering Stream or its properties, assets and businesses or comparable replacement policies;

•	make any material new election or change any material election with respect to taxes or settle or compromise any material federal, state, local or foreign tax liability;

•

except to the extent required under the merger agreement or pursuant to applicable law, increase the salary, compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees in the ordinary course of business in accordance with past practice or their existing employment agreements, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Code (provided that any such amendments shall not materially increase the cost of such plan to Stream), or hire any new employee at a rate of compensation that would exceed $250,000 in any year;

•	grant any license with respect to proprietary rights other than non-exclusive licenses granted in the ordinary course of business;

•

take any action or omit to take any action that would reasonably be expected to cause any proprietary rights used or held for use in its business to become invalidated, abandoned or dedicated to the public domain;

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enter into any transaction with, or enter into any agreement, arrangement, or understanding with, any of its affiliates that would result in a liability or obligation to the combined company after the closing of the merger;

•	close any facility or office;

•

create, incur or assume, any indebtedness (other than under credit facilities as in effect on January 27, 2008 and under capital leases in the ordinary course of business) that would not be terminable at or prior to the closing of the merger;

•

reduce the amount of indebtedness available under that certain Third Amended and Restated Credit, Term Loan and Security Agreement, dated as of May, 2006, as amended through the date of the signing of the merger agreement (excluding the effect of the termination of the guaranty of such indebtedness by H.I.G.);

•	commence any lawsuit, claim or proceeding (other than certain litigation specified in the merger agreement) with an amount in controversy in excess of $1,000,000;

•	increase compensation to any employee earning an annual salary in excess of $175,000 (other than increases in the ordinary course of business that are less than 5% of such employee’s annual salary);

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commit or make capital expenditures that would be due and payable after the closing of the merger that are more than $500,000 per fiscal quarter in excess of Stream’s budgeted amounts for such quarter; or

•	make any cash payments to certain of Stream’s employees upon the achievement of certain performance criteria, in the aggregate, in excess of a specified amount.

Conditions to Closing of the Merger

General Conditions

Consummation of the merger and the related transactions is conditioned on the GBPO stockholders approving the merger agreement and the transactions contemplated thereby. The GBPO stockholders will also be asked to (i) approve the change of GBPO’s name, (ii) approve the amendment to GBPO’s certificate of incorporation to make its corporate existence perpetual and to remove or modify provisions that will no longer applicable to GBPO after the consummation of the merger, and (iii) adopt the incentive compensation plan, but the consummation of the merger is not conditioned on the approval of any of such actions.

In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon customary closing conditions in a transaction of this nature, including:

•	approval of the merger proposal by the requisite vote of the holders of the shares issued by GBPO in its IPO;

•

holders of fewer than thirty percent (30%) of the shares issued by GBPO in its IPO outstanding as of the record date properly exercising their rights to convert their shares into a pro rata share of the trust account in accordance with GBPO’s certificate of incorporation;

•	the execution by and delivery to each party of each of the various transaction documents;

•	the expiration of all applicable waiting periods under the HSR Act without qualification from the Federal Trade Commission or the Department of Justice; and

•

no order, writ, injunction or decree being issued by any governmental authority preventing, restraining or prohibiting, in whole or in part, the consummation of the merger and the other transactions contemplated by the merger agreement.

GBPO’s Conditions to Closing

The obligations of GBPO to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•

the representations and warranties made by Stream in the merger agreement, as supplemented, under certain circumstances, by amendments to the Stream disclosure schedules, that are qualified by materiality or material adverse effect shall be true and correct in all respects as of the closing date of the merger and that are not qualified by materiality or material adverse effect shall be true and correct in all material respects;

•	there having been no material adverse effect affecting Stream that has not been waived by GBPO;

•	the receipt by Stream of necessary consents and approvals by third parties; and

•

the Escrow Agreement shall have been executed and delivered by H.I.G. and Stream, and the Registration Rights and Lock-up Agreement shall have been executed and delivered by H.I.G. and Ms. Toni Portmann, the chief executive officer of Stream.

Stream’s Conditions to Closing

The obligations of Stream to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•

the representations and warranties made by GBPO in the merger agreement, as supplemented, under certain circumstances, by amendments to the GBPO disclosure schedules, that are qualified by materiality or material adverse effect shall be true and correct in all respects as of the closing date of the merger and that are not qualified by materiality or material adverse effect shall be true and correct in all material respects;

•	there having been no material adverse change affecting GBPO or the Merger Sub that has not been waived by Stream;

•	the Escrow Agreement shall have been executed and delivered by GBPO; and

•

the Registration Rights and Lock-up Agreement shall have been executed and delivered by GBPO and each of GBPO’s stockholders that are a party to the Registration Rights Agreement dated October 17, 2007 relating, among other things, to the shares of GBPO common stock issued prior to GBPO’s IPO.

If permitted under applicable law, either Stream or GBPO may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement. Pursuant to GBPO’s second amended and restated certificate of incorporation, the condition requiring that the holders of fewer than 30% of the shares of GBPO common stock issued in the IPO affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived. We cannot assure you that all of the conditions will be satisfied or waived.

Termination

The merger agreement may be terminated at any time, but not later than the closing as follows:

•	by mutual written consent of GBPO, Merger Sub and Stream;

•

by either GBPO or Stream, if a court, administrative agency or other governmental or regulatory authority shall have issued an award, decision, decree, injunction, judgment order or ruling in any case having the effect of preventing the consummation of the merger, which award, decision, decree, injunction, judgment, order or ruling is final and nonappealable;

•

by Stream, (i) if on the closing date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of GBPO or the Merger Sub contained in the merger agreement, which breach or untrue representation or warranty (1) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition to the merger and (2) which is incapable of being cured prior to the closing date or is not cured within 30 days of Stream delivering written notice of such breach; (ii) if this proxy statement shall not have been approved by the SEC by August 9, 2008, provided that if GBPO is otherwise ready, willing and able to file any amendment to this proxy statement but Stream has failed to provide material information about itself that is required by the SEC to be included in the proxy statement, then such date shall be extended by three business days plus one business day for each business day that Stream has not provided such information; (iii) GBPO has not held its stockholders meeting to approve the merger or the closing of the merger has not occurred within 35 days following the approval of the proxy statement by the SEC; (iv) the GBPO Units are no longer listed on the American Stock Exchange or a comparable stock exchange or trade below $6.75 for 15 or more of any 20 consecutive business days and Stream terminates the merger agreement within 20 business days of the last day of such 20 consecutive business day period; (v) GBPO’s board of directors has withdrawn or changed its recommendation to its stockholders regarding the merger; or (vi) the merger agreement and the transactions contemplated thereby shall fail to be approved and adopted, at a meeting of stockholders, by the affirmative vote of the holders of a majority of the shares issued by GBPO in it is initial public offering under the GBPO certificate of incorporation or the holders of 30% or more of the shares issued by GBPO in its initial public offering entitled to vote on the merger elect to convert their shares into cash from the trust account;

•

by Stream, if the merger shall not have been consummated on or before October 1, 2008; provided that, if GBPO is otherwise ready, willing and able to file an amendment to this proxy statement but is delayed in doing so solely by Stream’s failure (whether or not within Stream’s control) to provide material information about itself that is required by the SEC to be included in any amendment to the proxy statement, the date set forth in this paragraph shall be extended by three business days plus one business day for each business day that Stream has not provided such information; provided, further, that the right to terminate the merger agreement pursuant to this paragraph shall not be available if Stream’s action or failure to act has been the principal cause of or resulted in the failure of the merger to be consummated on or before such date;

•

by GBPO, (i) if on the closing date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Stream contained in the merger agreement, which breach or untrue representation or warranty (1) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition to the merger and (2) which is incapable of being cured prior to the closing date or is not cured within 30 days of Stream delivering written notice of such breach; or (ii) the merger agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of a majority of the shares issued by GBPO in its IPO under GBPO’s second amended and restated certificate of incorporation or the holders of 30% of more of the shares issued by GBPO in it is IPO entitled to vote on the merger elect to convert their shares into cash from the trust account;

•

by GBPO, if the merger shall not have been consummated on or before December 31, 2008 and GBPO has paid a fee to Stream of $1,000,000; provided, that the right to terminate the merger agreement pursuant to this paragraph shall not be available if GBPO’s action or failure to act has been the principal cause of or resulted in the failure of the merger to be consummated on or before such date; and

•	by either GBPO or Stream, within 20 business days after disclosure to such party of a material adverse effect in respect of the other party.

Effect of Termination

In the event of proper termination by either GBPO or Stream, the obligations of the parties under the merger agreement will terminate, without any liability or obligation on the part of either GBPO or Stream, except that:

•	the confidentiality obligations set forth in the merger agreement will survive;

•

the waiver by Stream and the Stream stockholders of all rights against GBPO to collect from the trust account any moneys that may be owed to them by GBPO for any reason whatsoever, including but not limited to a breach of the merger agreement, and the acknowledgement that neither Stream nor the Stream stockholders will seek recourse against the trust account for any reason whatsoever, will survive; and

•	the rights of the parties to bring actions against each other for willful breach of the merger agreement will survive.

Fees and Expenses

All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, provided, however, as follows:

•

if the merger is consummated, GBPO will pay (i) the fees paid by Stream relating to the SEC filings in connection with the merger, up to a maximum of $200,000, and (ii) all amounts incurred by Stream, with GBPO’s consent, to bring Stream into compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and the Stream transaction expenses shall be reduced accordingly;

•

GBPO shall pay Stream an aggregate fee of $3,500,000, consisting of (i) $1,000,000 within five days of the termination of the merger agreement under the circumstances described below, and (ii) $2,500,000 upon the occurrence of a parent alternative transaction (defined as the consummation of a business combination other than a business combination with Stream that would permit or cause the assets in GBPO’s trust account to be distributable to GBPO), if any, if:

•

Stream terminates the merger agreement due to any of the following reasons and Stream is not in material breach of the merger agreement and has not suffered a material adverse effect (or such material adverse effect has been waived by GBPO): (A) GBPO has not held its stockholders meeting to approve the merger or the closing of the merger has not occurred within 35 days following the approval of the proxy statement by the SEC; (B) GBPO’s board of directors has withdrawn or changed its recommendation to its stockholders regarding the merger; (C) the merger agreement and the transactions contemplated thereby shall not have been approved and adopted by the affirmative vote of the holders of a majority of IPO Shares under the GBPO certificate of incorporation or the holders of 30% or more of the shares issued by GBPO in its IPO entitled to vote on the merger elect to convert their shares into cash from the trust account; or (D) the merger shall not have been consummated on or before October 1, 2008, provided that, if GBPO is otherwise ready, willing and able to file an amendment to the proxy statement but is delayed in doing so solely by Stream’s failure (whether or not within Stream’s control) to provide material information about itself that is required by the SEC to be included in the proxy statement, the date set forth in this paragraph shall be extended by three business days plus one business day for each business day that Stream has not provided such information; or

•

GBPO terminates the merger agreement due to any of the following reasons: (A) the merger shall not have been consummated on or before December 31, 2008; or (B) the merger agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of a majority of shares issued by GBPO in its IPO under the GBPO second amended and restated certificate of incorporation or the holders of 30% or more of the shares issued by GBPO in its IPO entitled to vote on the merger elect to convert their shares into cash from the trust account.

Exclusivity

Prior to July 31, 2008, Stream shall not, and it shall use its commercially reasonable efforts to cause each of its officers, directors, affiliates, employees, representatives and agents not to, directly or indirectly, (i) initiate or solicit any inquiry, proposal, offer or discussion with any person (as defined in the merger agreement) concerning any merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving Stream or any of its divisions (an “Alternative Transaction”), (ii) furnish any non-public information concerning the business, properties or assets of Stream or any of its divisions to any person, or (iii) engage in discussions or negotiations with any party concerning any such transaction. Stream shall not, directly or indirectly, prior to the termination of the merger agreement, (A) enter into any binding agreement relating to any Alternative Transaction, or (B) furnish any non-public information concerning the business, properties or assets of Stream or any of its divisions unless such person enters into a confidentiality agreement with Stream.

Trust Account Waiver

Stream has agreed that it does not now have, and shall not at any time prior to the closing of the merger have, any rights, title, interest or claim of any kind in or to, or make any claim of any kind against, monies held in the trust account and to irrevocably waive any claim it may have, now or in the future (in each case, however, prior to the consummation of a business combination), and will not seek recourse against, the trust account for any reason whatsoever in respect thereof. In the event that Stream or its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to GBPO, which proceeding seeks, in whole or in part, relief against the trust account or GBPO’s public stockholders for money damages, GBPO shall be entitled to recover from Stream the associated legal fees and costs in connection with any such action, in the event GBPO prevails in such action or proceeding.

Amendments

The merger agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties, subject to the requirements of Delaware law.

Extension; Waiver

At any time prior to the closing, any party to the merger agreement may, in writing, to the extent legally allowed:

•	extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;

•	waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement; and

•

waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement, except that the condition set forth in GBPO’s second amended and restated certificate of incorporation requiring that the holders of fewer than 30% of the shares issued by GBPO in its IPO affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived.

THE AUTHORIZED SHARE PROPOSAL

Background

Assuming the merger proposal is approved by GBPO stockholders, we are seeking your approval to amend our second amended and restated certificate of incorporation immediately prior to the consummation of the merger to increase the total number of authorized shares of:

•	GBPO capital stock from 120,000,000 to ;

•	GBPO common stock from 119,000,000 to ; and

•	GBPO preferred stock from 1,000,000 to .

The increase in the number of authorized shares of stock is being undertaken as a result of and in conjunction with the merger with Stream. As a result of the issuance of shares of common stock in the merger and the adoption of the 2008 stock incentive plan, as described in the incentive plan proposal, we will require additional shares of common stock and preferred stock to be reserved in our certificate of incorporation. Accordingly, this proposal to amend our second amended and restated certificate of incorporation is conditioned upon and subject to the approval of the merger proposal and the incentive plan proposal.

As of January 31, 2008, there were 39,062,500 shares of GBPO common stock issued and outstanding. As a result of the dilutive effect of the issuance of our stock in the merger, for purposes of illustration, a stockholder who owned 5.0% of GBPO’s outstanding shares of our common stock on January 31, 2008, would own approximately 4.78% of the outstanding shares of GBPO common stock immediately following the closing of the merger and assuming no redemption of shares by GBPO stockholders and no exercise of outstanding GBPO warrants. Of the 1,000,000 shares of preferred stock currently authorized, none are issued and outstanding.

Accordingly, (1) an increase in the number of authorized shares of all capital stock, as well as common stock and preferred stock, is necessary in order to insure a sufficient number of shares are available for issuance upon the consummation of the merger transaction and the adoption of the incentive plan proposal and (2) this proposal to increase the authorized number of shares of common stock is conditioned upon the approval of the merger proposal and the incentive plan proposal, and the board of directors, even if this proposal is approved, will not undertake to amend our certificate of incorporation if those other proposals are not approved.

The issuance of the shares of common stock in connection with the merger will be substantially dilutive to our current stockholders.

The issuance of common stock in connection with the merger will be made in reliance upon an available exemption from registration under the Securities Act, by reason of Section 4(2) thereof, Regulation S or other appropriate exemptions, to persons who are “accredited investors,” as defined in Regulation D promulgated under the Securities Act and who meet other suitability requirements established for the private placement. GBPO did not independently conclude that each Stream stockholder met the definition of an “accredited investor” within the meaning of the federal securities laws; however, each investor has represented, in the registration rights agreement, that he or it is an “accredited investor”, which representations have been relied upon by GBPO to support the reliance upon such claimed exemption.

IF OUR STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL, WE WILL NOT BE ABLE TO EFFECTUATE THE TRANSACTIONS DISCUSSED IN THE MERGER PROPOSAL AND THE INCENTIVE PLAN PROPOSAL.

Proposal

The certificate of amendment to the second amended and restated certificate of incorporation of GBPO is attached to this proxy statement as Annex B.

Our board of directors has recommended that our stockholders approve the amendment to the second amended and restated certificate of incorporation to increase the number of our authorized shares. The proposed amendment would provide a sufficient number of available shares to enable us to close the transactions discussed in the merger proposal and would provide the board of directors with the ability to issue additional shares of common stock without requiring stockholder approval of such issuances, except as otherwise may be required by applicable law or the rules of any stock exchange or trading system on which the securities may be listed or traded, including the American Stock Exchange. Other than as previously disclosed, our board of directors does not intend to issue any shares of common stock except on terms that the board of directors deems to be in the best interest of GBPO and our stockholders.

Effect of the Authorized Share Proposal on Existing Stockholders

Advantages. Prior to voting, each stockholder should consider the fact that the authorized share proposal is a prerequisite to the issuance of shares of common stock which will be used to complete the merger of Stream described in the merger proposal. Each stockholder should consider the fact that if we do not complete the merger and related share issuances, GBPO will continue as a blank check company until we find another suitable company to acquire or the trust is liquidated and GBPO ceases to operate as a public blank check company.

Disadvantages. The authorized share proposal, in conjunction with the merger proposal, will result in a dilutive effect on our current stockholders. Our current stockholders’ aggregate percentage ownership will decline as a result of the issuance of our common stock in the merger. The number of shares issued in connection with the merger will increase the number of shares of common stock currently outstanding. This means that our current stockholders will own a smaller interest in us as a result of the additional share issuances. Before giving effect to the exercise of any warrants, current stockholders of GBPO will be reduced from owning 100% of the outstanding common stock to owning approximately 96% of the outstanding capital stock as a result of the merger, depending on the number of GBPO units issued in the merger.

All shares of common stock issued in connection with the merger will be entitled to registration rights. Consequently, if these shares are registered, the shares may be freely transferable without restriction under the Securities Act, absent other securities law restrictions. Such free transferability could materially and adversely affect the market price of our common stock if a sufficient number of such shares are sold in the market.

Required Vote

The approval of the authorized share proposal will require the affirmative vote of the holders of a majority of the outstanding shares of GBPO common stock on the record date.

Recommendation of GBPO’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARE PROPOSAL.

THE POST-CLOSING CHARTER AMENDMENT PROPOSAL

Assuming the merger proposal is approved by GBPO’s stockholders, GBPO is proposing to, among other things, (A) change GBPO’s name from “Global BPO Services Corp.” to “Stream Global Services, Inc.” and (B) remove, effective after the consummation of the merger, (1) certain provisions of Article Third and (2) the entirety of Article Sixth of the second amended and restated certificate of incorporation, all of which relate to the operation of GBPO as a blank check company prior to the consummation of a business combination, and to add provisions regarding dividends and distributions. The form of third amended and restated certificate of incorporation as expected to be adopted and filed after giving effect to all of the proposed amendments described in the authorized share proposal and the post-closing charter amendment proposal is attached to this proxy statement as Annex C. If the merger proposal is not adopted, the authorized share proposal and this post-closing charter amendment proposal will not be presented at the annual meeting.

In the judgment of our board of directors, the post-closing charter amendment proposal is desirable because certain provisions of Article Third and the entirety of Article Sixth relate to the operation of GBPO as a blank check company prior to the consummation of a business combination. Article Third and Article Sixth require, among other things, that proceeds from GBPO’s IPO be held in a trust account until a business combination or liquidation of GBPO has occurred and also requires that the terms of a proposed business combination be submitted for approval by GBPO’s stockholders. These sections will not be applicable upon consummation of the merger.

In the judgment of our board of directors, the change of our corporate name is desirable to reflect our merger with Stream. The Stream name is a recognized name in the BPO industry. Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted.

Required Vote

The approval of the post-closing charter amendment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of GBPO common stock on the record date.

Recommendation of GBPO’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE POST-CLOSING CHARTER AMENDMENT PROPOSAL.

THE INCENTIVE PLAN PROPOSAL

On                     , 2008, GBPO’s board of directors adopted, subject to stockholder approval, the 2008 stock incentive plan. Up to shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2008 stock incentive plan.

GBPO’s board of directors believes that the future success of GBPO depends, in large part, upon the ability of GBPO to maintain a competitive position in attracting, retaining and motivating key personnel.

Description of the 2008 Stock Incentive Plan

The following is a brief summary of the 2008 stock incentive plan, a copy of which is attached to this proxy statement as Annex D.

Types of Awards

The 2008 stock incentive plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below (collectively, “awards”).

Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price that is at least equal to the fair market value of the common stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of GBPO). Options may not be granted for a term in excess of ten years. The 2008 stock incentive plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, delivery to GBPO of shares of common stock, (iii) subject to certain conditions, delivery to GBPO of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in common stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be granted independently or in tandem with an option.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to the right of GBPO to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Restricted Stock Unit Awards. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered at the time such shares vest pursuant to the terms and conditions established by GBPO’s board of directors.

Other Stock-Based Awards. Under the 2008 stock incentive plan, GBPO’s board of directors has the right to grant other awards based upon the common stock having such terms and conditions as GBPO’s board of directors may determine, including the grant of shares based upon certain conditions, the grant of awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock, and the grant of awards entitling recipients to receive shares of common stock to be delivered in the future.

Performance Conditions. GBPO’s board of directors may determine, at the time of grant, that a restricted stock award, restricted stock unit award or other stock-based award granted to a recipient will vest solely upon the achievement of specified performance criteria. With respect to awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the performance criteria for each such award will be based on one or more of the following measures: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income or (p) cash flow. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals: (i) may vary by recipient and may be different for different awards; (ii) may be particular to a recipient or the department, branch, line of business, subsidiary or other unit in which the recipient works and may cover such period as may be specified by GBPO’s board of directors; and (iii) will be set by GBPO’s board of directors within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as performance-based compensation under Section 162(m) may be based on these or other performance criteria.

Transferability of Awards

Except as GBPO’s board of directors may otherwise determine or provide in an award agreement, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the recipient, awards are exercisable only by the recipient.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of GBPO and its subsidiaries are eligible to be granted awards under the 2008 stock incentive plan. Under present law, however, incentive stock options may only be granted to employees of GBPO and its subsidiaries.

The maximum number of shares with respect to which awards may be granted to any participant under the 2008 stock incentive plan is              shares per calendar year. For purposes of this limit, the combination of an option in tandem with SAR is treated as a single award. The maximum number of shares with respect to which awards other than options and SARs may be granted is     % of the total number of authorized shares under the 2008 stock incentive plan. In addition, the maximum number of shares with respect to which awards may be granted to directors who are not employees of GBPO at the time of grant is % of the total number of authorized shares under the 2008 stock incentive plan.

Plan Benefits

The granting of awards under the 2008 stock incentive plan is discretionary, and GBPO cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On                     , 2008, the last reported sale price of GBPO common stock on the American Stock Exchange was $            .

Administration

The 2008 stock incentive plan is administered by GBPO’s board of directors. GBPO’s board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2008 stock incentive plan and to interpret the provisions of the 2008 stock incentive plan and any award agreements entered into under the 2008 stock incentive plan. Pursuant to the terms of the 2008 stock incentive plan, GBPO’s board of directors may delegate authority under the 2008 stock incentive plan to one or more committees or subcommittees of our board of directors. GBPO’s board of directors will form a compensation committee after the consummation of the merger and authorize it to administer certain aspects of the 2008 stock incentive plan, including the granting of options to executive officers, and has authorized certain officers of GBPO to grant options to employees or officers, but in no case to executive officers, subject to limitations set by the board of directors and/or compensation committee.

Subject to any applicable limitations contained in the 2008 stock incentive plan, GBPO’s board of directors, or any committee to whom our board of directors delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of common stock subject to any SAR, restricted stock award, restricted stock unit award or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

GBPO’s board of directors is required to make appropriate adjustments in connection with the 2008 stock incentive plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2008 stock incentive plan also contains provisions addressing the consequences of any reorganization event, which is defined as (a) any merger or consolidation of GBPO with or into another entity as a result of which all of the common stock of GBPO is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (b) any exchange of all of the common stock of GBPO for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of GBPO. In connection with a reorganization event, GBPO’s board of directors may take any one or more of the following actions as to all or any outstanding awards (other than restricted stock and restricted stock unit awards): (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised awards will become exercisable in full and will terminate immediately prior to the consummation of such reorganization event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event (the “acquisition price”), make or provide for a cash payment to an award holder equal to (A) the acquisition price times the number of shares of common stock subject to the holder’s awards (to the extent the exercise price does not exceed the acquisition price) minus (B) the aggregate exercise price of all the holder’s outstanding awards, in exchange for the termination of such awards, (v) provide that, in connection with a liquidation or dissolution of GBPO, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

Upon a reorganization event other than a liquidation or dissolution of GBPO, GBPO’s repurchase and other rights with respect to restricted stock awards will inure to the benefit of GBPO’s successor. Upon a liquidation or dissolution of GBPO, except to the extent provided to the contrary in an award agreement or other agreement between GBPO and the recipient, all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

GBPO’s board of directors may at any time provide that any award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the 2008 stock incentive plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Substitute Options

In connection with a merger or consolidation of an entity with GBPO or the acquisition by GBPO of property or stock of an entity, GBPO’s board of directors may grant options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute options may be granted on such terms, as GBPO’s board of directors deems appropriate in the circumstances, notwithstanding any limitations on options contained in the 2008 stock incentive plan. Substitute options will not count against the 2008 stock incentive plan’s overall share limit, except as may be required by the Code.

Provisions for Foreign Participants

GBPO’s board of directors may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2008 stock incentive plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.

Amendment or Termination

No award may be made under the 2008 stock incentive plan after                     , 2018 but awards previously granted may extend beyond that date. GBPO’s board of directors may at any time amend, suspend or terminate the 2008 stock incentive plan; provided that, to the extent determined by GBPO’s board of directors, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained. No award will be made that is conditioned upon stockholder approval of any amendment to the 2008 stock incentive plan.

If stockholders do not approve the adoption of the 2008 stock incentive plan, the 2008 stock incentive plan will not go into effect, and GBPO will not grant any awards under the 2008 stock incentive plan. In such event, GBPO’s board of directors will consider whether to adopt alternative arrangements based on its assessment of the needs of GBPO.

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2008 stock incentive plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless GBPO’s board of directors, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by GBPO or its corporate parent or 50%-or-more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (meaning sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based award granted under the 2008 stock incentive plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to GBPO

There will be no tax consequences to GBPO except that GBPO will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote

The adoption of the incentive plan proposal requires the affirmative vote of the holders of a majority of the votes cast by holders of the shares of GBPO common stock present or represented at the annual meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

THE ELECTION OF DIRECTOR PROPOSAL

The Director Nominee

GBPO stockholders are also being asked to elect Stephen D. R. Moore to serve as a Class I director of GBPO.

The term of office of the Class I directors, consisting of Mr. Moore, will expire at the annual meeting of stockholders. The term of office of the Class II directors, consisting of Mr. Howe and Mr. O’Leary, will expire at the 2009 annual meeting of stockholders. The term of office of the Class III directors, consisting of Mr. Murray and Mr. Conway, will expire at the 2010 annual meeting of stockholders.

The director will hold office for the term to which he is elected and until his successor is duly elected and qualified.

For more information on our directors and our director nominee please see “Directors and Executive Officers of GBPO Following the Merger.”

Required Vote

The approval of the director to be elected at the annual meeting will require a plurality of the votes cast by the stockholders entitled to vote on the election.

Recommendation of GBPO’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE DIRECTOR NOMINEE AS SET FORTH IN THE ELECTION OF DIRECTOR PROPOSAL.

THE ADJOURNMENT PROPOSAL

An adjournment proposal, if presented by GBPO’s board of directors, would allow the annual meeting to be adjourned to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the annual meeting to approve the consummation of the merger. In no event will GBPO solicit proxies to adjourn the annual meeting or consummate the merger beyond the date by which it may properly do so under its second amended and restated certificate of incorporation and Delaware law.

Consequences if Adjournment Proposal is not Approved

If an adjournment proposal is presented to the meeting and is not approved by the stockholders, GBPO’s board of directors may not be able to adjourn the annual meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the annual meeting to approve the consummation of the merger. In such event, the merger would not be completed and, unless GBPO were able to consummate a business combination with another party no later than October 17, 2009, it would be required to liquidate.

Required Vote

The adoption of the adjournment proposal will require the affirmative vote of the holders of a majority of the votes cast on such proposal by holders of the shares of GBPO common stock present or represented in the annual meeting. Adoption of the adjournment proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of GBPO’s Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT PROPOSAL, IF PRESENTED.

BUSINESS OF STREAM

Stream is a global provider of CRM and other business process outsourcing services to companies in the technology, consumer electronics and communications industries. Stream’s CRM solutions encompass a wide range of telephone, email and Internet based services and technical support programs designed to maximize the long-term value of the relationships between Stream’s clients and their customers, or end-users. Technical support programs may involve technical troubleshooting, hardware, warranty support and game support, hosted services, data management, telecommunications services and professional services. Customer service includes activities such as customer setup/activations, up-sell or cross-sell programs, customer billing inquiries and customer retention programs. Stream works closely with its clients to design and implement large scale, tailored CRM programs that provide comprehensive solutions to their specific business needs. Stream delivers services from its 32 service centers in 16 countries providing clients with numerous site alternatives and service options at various price points, enabling clients to build an optimal mix of service solutions to solve complex issues and create a cost efficient solution for its clients in approximately 30 different languages.

Stream delivers its CRM solutions through end-user initiated (inbound) telephone calls, emails and chat sessions that are routed to one or more of Stream’s service centers. Stream’s multi-jurisdiction geographic locations, technology infrastructure and process-driven service model allow it to deliver tailored BPO solutions based on a client’s required servicing needs, linguistic requirements and pricing. Typically an end-user makes an inbound request for technical assistance, seeks product activation or support, or a response to warranty or other issues. Stream’s trained service professionals respond to these inquiries from one of Stream’s service centers utilizing technologically advanced telephone systems and workstations, which are designed to enable the service professional to provide a comprehensive resolution.

Stream seeks to establish long-term, strategic relationships, formalized by renewable multi-year contracts, with clients in the technology, consumer electronics and communications industries. Stream targets these industries because of their growth potential, their complex product and service offerings and their large customer bases, which often require sophisticated customer interactions. Stream focuses on offering CRM solutions to fulfill the needs of these higher complexity programs, where it believes its customer service, technical expertise and its operational processes and performance metrics give it a competitive advantage over other CRM providers. As of December 31, 2007, Stream had 32 facilities in 16 countries with over 16,000 employees.

The Industry

According to the Outsourced Customer Care Industry Report, 2007 by Robert W. Baird, Stream estimates that the global CRM market was $300 billion in 2006, of which only $57 billion was outsourced. Stream believes that outsourcing will increase significantly in the next several years as companies find it difficult to provide high-quality CRM solutions in-house without diverting significant resources away from their core businesses. Historically, businesses provided their CRM solutions in-house because they believed that the “customer interface” was too critical to be outsourced. Additionally, as business becomes more global in scope, many companies find that they do not have sufficient capacity and the optimal infrastructure and tools to service all of their customers and look to outsourcing providers with superior technology and global presence to facilitate and enhance their customer relationships. The largest users of CRM solutions are typically large multinational firms that require global outsourcing solutions because segments of their customer base may be in various geographies. They require providers that are capable of providing services that address the language, cultural, and product needs specific to that region. Stream believes that large corporations are increasingly outsourcing their CRM solutions as part of an overall effort to focus internal resources on their core competencies, improve operating efficiencies and reduce costs.

Large sophisticated clients require (i) global servicing capabilities to fit the needs of particular products or programs, (ii) technological infrastructure such as VoIP (Voice over Internet Protocol) technology to ensure that calls are seamlessly and globally routed, and (iii) beneficial pricing as a result of operating leverage inherent in larger providers.

Competitive Strengths

Over the last several years, Stream has developed a number of strategic advantages that it believes enable it to compete effectively for new and existing clients. These competitive strengths consist of:

Leader in “High touch-Value added” Services.

Stream believes that its focus on providing quality solutions to technology, consumer electronics, and communications companies, combined with its high quality execution and customer satisfaction results have enabled it to become a favored provider of complex CRM solutions. Stream believes it is a top provider for some of the world’s leading companies in the computer hardware, software, telecommunications and entertainment industries. Stream seeks to combine global operations and technology infrastructure with processes and a multi-shore service delivery strategy, that includes place like India, Costa Rica and North Africa, that have won industry wide recognition awards. As the complexity of the products in Stream’s end markets continue to increase, management expects the “high touch-value added” needs of its clients to increase in the future.

Strong Growth Profile in Attractive Markets.

Stream’s management has focused on the technology, consumer electronics, and telecommunications segments of the CRM markets because of their growth potential. Stream seeks to capitalize on the growth in these market segments as well as the increasing trend toward outsourcing CRM solutions. In addition, GBPO believes that if Stream were to focus on other segments such as healthcare, education, government and financial services it should be able to accelerate its growth and diversify its client mix.

Focus on Strategic Relationships with Targeted Industry Leaders.

Stream believes that it has deep and long standing relationships with some of the world’s leading companies in their sectors. In many cases, Stream has served multiple divisions and service programs over a number of years. These relationships span numerous internal contacts, involve multiple service programs and typically entail long-term relationships. For each of its top clients, Stream has an average of ten programs, interacts with an average of eight different decision makers and has experienced significant growth. Stream believes that its extensive and long term client relationships have enabled it to become an integral component of its clients’ CRM processes, in some instances including participation in the clients’ related internal planning and operating meetings. Long-term strategic relationships enable Stream to grow as its clients grow, develop significant industry-specific expertise, and establish recurring revenues. In many cases these long-term relationships allow Stream to sole source bid for new work and customize a value-added CRM solution for its client in multi-geographic locations.

High Switching Costs to New Providers.

The establishment of a CRM provider by Stream’s clients takes many months of planning and training. In addition, in many cases Stream hosts the technology and maintains the data that is used by its client. Stream also provides detailed reporting on customer metrics to its clients that are essential in its business. As Stream’s business evolves it expects that there will even be higher switching costs due to many smaller players becoming more dependent on Stream to host their technology systems and maintain and warehouse their data. In addition, Stream expects the customer data management element of its service model to provide new opportunities for its clients to maximize revenue from its customers by creating programs to upgrade technology or market new programs, including customer retention and recovery work that creates revenues for its clients and additional value. There is often a significant cost such as telecommunication, training, technology implementation and internal resource allocation to launch a new CRM provider. It often takes CRM providers up to six months and additional start-up costs to be ready to provide quality service on a consistent basis.

Broad Geographic Platform.

Stream has a geographically diverse platform, from which it seeks to provide globally integrated solutions to its clients. With 32 facilities across 16 countries capable of services in approximately 30 languages, Stream’s goal is to provide the right customized solution for each of its clients. Rather than focus on a one size fits all approach to servicing its clients, Stream leverages its broad geographic capability to provide clients with numerous site alternatives and service options at various price points, enabling clients to build an optimal mix of service solutions at different price points. In addition, Stream’s broad geographic platform enhances its ability to benefit from regional growth and the introduction of new technologies to emerging markets. Stream has focused on a multi-shore strategy to provide CRM services to its clients. Stream has service centers across the United States and Canada, across Europe and in off-shore countries such as India, Costa Rica, the Dominican Republic and Tunisia. GBPO believes that under its ownership Stream will continue its development of off-shore service centers in countries like India, Tunisia, Costa Rica, and the Dominican Republic and also intends to expand in its existing off-shore countries to leverage existing in-country Stream management in places like China, the Philippines, Eastern Europe, South America, Latin America, Malaysia, and Singapore.

High Renewal Rates.

Stream has shown consistent success in renewing its client contracts when they come up for renewal. Stream believes that is able to achieve high renewal rates as a result of its high quality service and numerous product offerings as well as its clients’ desire to maintain stability in their CRM programs. Additionally, Stream’s high renewal rates provide a high level of visibility as to its future revenues as well as the opportunity to introduce new products to clients with whom it has an existing relationship.

Experienced Management Team.

Stream benefits from the experience and depth of its senior management team. Its senior management team has an average of approximately 10 years of experience in the CRM industry and related fields and an average of 5 years with Stream and has demonstrated the ability to deliver attractive growth while providing high levels of client satisfaction.

Growth Strategy

Stream’s growth strategy is designed to capitalize on the increasing demand for outsourced CRM solutions and to expand its market share in the industry. Stream’s primary growth strategies are to:

Expand Existing Client Relationships

Stream believes that it has substantial opportunities to expand services provided to existing clients. Stream’s strategy is to develop long-term strategic partnerships with targeted clients and to expand its existing relationships as its clients continue to grow within their own markets, both domestically and internationally, outsource additional CRM functions and develop new products and services. Stream believes that many larger clients are seeking to decrease excess overhead and costs by shifting from insourcing to outsourcing and consolidating their CRM providers. In addition, as more companies introduce increasingly complex new products to their customers, GBPO believes that Stream is well positioned to capture new business from existing clients because of its focus on providing more sophisticated technical support, its hosted technology systems, its data management and multi-shore service center strategy. Stream seeks to capitalize on these trends by selling more of its services to a broader audience within its existing clients.

Target Large, Fortune 1,000 Accounts

Stream’s geographically diverse platform and investment in technology infrastructure allows it to service Fortune 1,000 accounts who increasingly demand these two characteristics from their service providers. Stream believes it has demonstrated its ability to successively service these global accounts. Stream continues to convert existing work performed internally by its clients to outsourced centers as it provides a lower cost, superior service solution relative to what captive sites traditionally offer.

Target Fast Growing Technology Leaders

Stream has a strategy of targeting fast growing up and coming clients. Stream has experienced significant growth with clients in satellite radio, portable GPS and wireless and Internet connectivity. Stream’s strategy is to utilize its industry expertise and knowledge of the CRM needs of companies serving these industries to develop relationships with rapidly growing companies that have historically performed their CRM solutions in-house. Stream believes that over the next few years many mid-sized companies will endeavor to outsource more of their mission critical processes. Stream believes that this will involve a greater degree of reliance on its hosted systems and developed processes to access the scalability and geographic reach of Stream. This approach allows Stream to establish its position early with high-touch, high-value, and high margin services, with the goals of becoming the supplier of choice and growing rapidly in concert with its client.

Margin Expansion.

Stream seeks to selectively manage low margin legacy business by reducing certain programs to free up needed capacity as well as selectively implement price increases. In addition, Stream believes that continued off-shore expansion will grow future margins. At the time of the renewal of legacy contracts (made prior to Stream’s current ownership), Stream seeks to increase margins by either repricing the business to improve the margins or not renewing the business in order to replace it with a higher margin client. This can be accomplished by moving the business to a lower cost venue for production or increasing the price to the client. Stream is also continuously working to improve its operating metrics such as utilization, employee attrition and productivity to increase its operating margins. Stream also believes that by developing new tools such as web-portals, data warehouses and self-service technical support that it can add value for its clients and continue to provide higher margin services. In addition, GBPO believes that Stream in the future it can provide additional BPO services that utilize its existing geographic service locations, technology and workforce. These BPO services include areas such as data management, language transcription and interpretation, credit and collection, warranty management and billing services.

Continue Off-shore Expansion.

Stream presently provides its service solutions in eight off-shore locations in India, Dominican Republic, Tunis and Costa Rica. Stream plans to open up 3 to 4 new locations per year off-shore (which includes the three distinct regions of India, North Africa and CALA). This off-shore network supports Stream’s strategy of providing BPO services at various service levels, price points, and locations, which often requires various language capabilities and country-specific cultural awareness. Stream believes that a North American and European site strategy, combined with strategic, lower cost off-shore locations is ideal to meet these requirements. Stream believes that large international clients will be better served by a single provider capable of delivering CRM solutions in multiple geographic markets. In the future GBPO expects that Stream will consider new locations in areas like China, the Philippines, South America, Malaysia, Singapore, and in additional lower cost Eastern European countries such as Hungary and the Czech Republic.

Products and Services

Stream’s primary service offerings are to provide technical support, hosted technology services, telecommunication services, data management, reporting, customer retention and other professional services to its clients in the technology, consumer electronics and communications industries. In particular, Stream’s core competency is providing support for the more difficult needs of higher complexity customer programs.

Technical support is typically the first point of contact after an end-user purchases a product, and in some cases, it may be the only point of contact. Stream combines in many cases its hosted technology, data management and reporting services in its service model to its clients. This solution is critical in determining end-user perceptions and satisfaction with the client’s product. Stream seeks to solve end-users’ technical issues by offering diagnosis and repair, repair dispatch, help desk, warranty support and game support services.

Stream’s customer service offerings are designed to manage end-user relationships and maximize sales opportunities for its clients. These services include high-touch, high value add services such as customer retention, cross-selling and up-selling additional products, product activation, problem resolution and billing. Stream seeks to leverage its interactions with end-users as opportunities to generate additional revenues and deepen end-user relationships for its clients.

In addition, GBPO believes that in the future Stream can provide additional BPO services that utilize its existing geographic service locations, technology and workforce. These BPO services include areas such as data management, language transcription and interpretation, credit and collection, warranty management and billing services. GBPO believes that these complementary services may increase its client retention and value added BPO service model to ultimately continue to expand its earnings potential.

Markets and Clients

Stream focuses its marketing efforts on high growth companies in the technology, consumer electronics and communications industries, which represented 56%, 23% and 21%, respectively, of Stream’s revenue for the nine months ended September 30, 2007.

Technology clients include computer hardware, peripherals, and software companies. Communications clients include broadband services, mobile and internet service providers. Consumer electronics clients consist of consumer electronics, media and entertainment companies. These industries are characterized by rapid growth, constantly changing technologies and challenges for end-user adaptation, which make it an attractive market for Stream. Stream believes that it has more sophisticated service solutions and industry expertise than many of its competitors, allowing Stream to increase its market share in these core verticals.

GBPO believes that there are opportunities for Stream to expand its service segments into new areas in the future that might include healthcare and hospitals, the financial industry, education and government.

Sales and Marketing

Stream has a direct sales force and sales support organization of approximately 28 sales and marketing personnel, focused on high growth companies in the target industries in North America and Europe. Stream uses a consultative approach to client sales and generally focuses its marketing efforts at the senior executive levels where decisions are made with respect to outsourcing critical CRM functions. Once the decision has been made to outsource, Stream works closely with its client to develop and refine a custom solution to its CRM functions.

Stream believes that its reputation in the CRM industry for high customer service and satisfaction, together with close client relationships, have facilitated significant referral business. Stream’s primary strategy for growing its business is to provide high quality customer service, which enhances its brand and reputation, and secondarily, to win new clients through its sales force.

Stream seeks to drive new sales through its global sales force, which is organized by region. These regional teams are intended to be separate, but integrated sales teams. This facilitates sales to clients with global servicing needs, yet maintains region specific expertise.

Employees

Stream’s success in recruiting, hiring and training large numbers of skilled employees is critical to its ability to provide high-quality CRM solutions to its clients. Stream generally locates its service centers in locations that have access to higher education and a major transportation infrastructure. Stream generally offers a competitive pay scale, hires primarily full-time employees who are eligible to receive the full range of employee benefits and seeks to provide employees with a clear, viable career path.

As of January 31, 2008, Stream had approximately 16,000 employees. Of its total employees, approximately 12,600 were full-time service professionals and over 90% were full time service professionals. Although Stream’s industry is very labor intensive and has experienced significant personnel turnover, Stream believes that its quality of life initiatives and its high percentage of full-time service professionals has resulted in relative stability in its work force. Except for Stream’s service centers in Ireland, Italy, Sweden, Germany, Spain, France, Tunis and the Netherlands where approximately 500 of its employees are subject to a collective bargaining agreements using workers’ counsels (which are typical in these regions), none of Stream’s employees are subject to a collective bargaining agreement. Stream believes its relations with its employees are good.

Facilities

Stream operates 32 strategically located service centers in 16 countries, which are designed to be globally integrated. Stream’s facilities are organized into three regions: North America, which includes the United States and Canada; Europe, which includes Eastern and Western Europe; and off-shore.

Stream does not own offices or properties but rather leases offices in the United States, Canada, the Netherlands, United Kingdom, Italy, Ireland, Spain, Sweden, France, Germany, Poland, India, Tunisia, Dominican Republic and Costa Rica and Bulgaria. Stream considers these facilities to be suitable and adequate for the management and operation of its business.

Competition

The industry in which Stream operates is very competitive and highly fragmented. Stream’s competitors range in size from very small firms offering specialized applications or short term projects, to large independent firms and the in-house operations of many clients and potential clients. A number of the competitors have capabilities and resources greater than Stream. Stream competes directly and indirectly with certain companies that provide CRM and other BPO solutions on an outsourced basis, including Atento Services SA, Capita Group Plc, ExlService Holdings, Inc., Genpact Limited, Infosys Technologies Limited, Minacs Worldwide Inc., NCO Group, Inc., PeopleSupport, Inc., SITEL Corporation, Sutherland Global Services, Inc., Sykes Enterprises, Incorporated, Teleperformance S.A., Teletech Holdings, Inc., West Corporation, Wipro Limited and WNS (Holdings) Limited.

Network Infrastructure

Stream seeks to globally integrate its facilities in an effort to achieve a seamless customer experience. The routing of customer issues to the appropriate service center from various locations in the world is critical to Stream’s success and high customer satisfaction.

Service Professional Tools.

Stream believes it makes the necessary investment in each service professional seat to ensure that each such service professional has the tools required to provide high quality service to end-users. Stream leverages a mix of in-house developed and third party software solutions across all of its enterprises. These solutions are customized for Stream’s enterprise and facilitate data capture and transfer from the service professional to Stream’s various data storage and network systems. Stream’s systems must also be flexible enough to operate its clients’ CRM interfaces which operate on Stream’s computers. Most of Stream’s client programs utilize the client’s CRM interface and tools.

Enterprise Systems.

One of the defining technologies in the CRM solutions industry is VoIP. This technology is designed to allow requests to be routed immediately and seamlessly to the call site on Stream’s network best suited to serve a particular end-user’s requirements whether based on language, technical or other needs. Most of Stream’s top clients have programs across multiple sites and require VoIP infrastructure to intelligently route end-users to the appropriate site. Stream also employs ADS systems in its service centers that do not have VoIP networks to provide the same type of intelligent routing found on its VoIP networks within such service centers so that calls can be routed to the service professional best suited to address the needs of end-users. Another important piece of Stream’s IT infrastructure is its data centers which house its enterprise applications. These data centers are managed by Stream’s technology staff, monitored 24 hours a day, 365 days a year and protected by heat, smoke, and water detectors, as well as fire suppression systems, air conditioning units, and backup power generators. The software used on Stream’s servers is predominantly windows or unix based and utilizes Oracle and Microsoft databases. Stream’s technology personnel also supports other related software components, data security software, which management believes provides ample support, functionality, and capacity for Stream to achieve its current growth plan.

Intellectual Property

Stream has 12 trademarks and 2 applications for trademarks pending in 2 countries. In addition, Stream has 7 registered domain names that have expiration dates from August 4, 2008 through May 2, 2015.

Legal Proceedings

In the normal course of business, Stream is subject to proceedings, lawsuits and other claims. Stream believes that none of those proceedings is material to Stream’s business, results of operations or financial condition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS—STREAM

The following discussion should be read in conjunction with Stream’s consolidated financial information and the related notes included elsewhere in this proxy statement. This discussion includes forward looking statements that involve risks, uncertainties and assumptions. Stream’s actual results and the timing of events could differ materially from those anticipated in the forward looking statements as a result of many factors, including those discussed under “Risk Factors—Risks related to Stream’s Business and Industry” and elsewhere in this proxy statement. See “Forward Looking Statements.”

Overview of Stream

Stream is a global provider of CRM and other BPO services to companies in the technology, consumer electronics and communications industries. Stream’s CRM solutions encompass a wide range of telephone, email and Internet based services and technical support programs designed to maximize the long-term value of the relationships between Stream’s clients and their customers, or end-users. Technical support programs may involve technical troubleshooting, hardware, warranty support and game support, hosted services, data management, telecommunications services and professional services. Customer service includes activities such as customer setup/activations, up-sell or cross-sell programs, customer billing inquiries and customer retention programs. Stream works closely with its clients to design and implement large scale, tailored CRM programs that provide comprehensive solutions to their specific business needs. Stream delivers services from its 32 service centers in 16 countries providing clients with numerous site alternatives and service options at various price points, enabling clients to build an optimal mix of service solutions to solve complex issues and create a cost efficient solution for its clients in approximately 30 different languages.

Stream generates revenues by providing CRM services from its trained workforce of 16,000 people in 16 countries across 32 service centers. Stream provides its services to clients under contracts that typically consist of a master services agreement, which contains the general terms and conditions of the client relationship, and a statement of work, which describes in detail the terms and conditions of each program Stream administers for the client. The statements of work are typically one year contracts with an evergreen provision, subject to earlier termination by the client or Stream for any reason, usually on 60 to 90 days notice. Stream often administers multiple programs for a single client. Although the statement of work commitments from Stream’s clients are short, its client relationships tend to be longer term given the scale and complexity of the services it provides, coupled with the risk and costs to its clients associated with bringing business processes in-house or outsourcing them to another provider. For the same reasons, Stream’s sales cycles tend to be 6-12 months. Stream’s potential clients typically obtain bids from multiple vendors and evaluate many factors in selecting a service provider including, among other factors, the scope of services offered, the service record of the vendor and price. Stream generally prices its bids with a long term view of profitability and, accordingly, it considers all of its fixed and variable costs in developing its bids.

Stream’s profitability is directly affected by the capacity utilization of its service centers. It seeks to optimize existing and new service center capacity utilization during both peak (weekday) and off-peak (nights and weekends) periods in the U.S. and Europe to maximize fixed cost absorption. Management considers numerous factors that affect capacity utilization, including anticipated expirations, reductions, terminations, or expansions of existing programs and the potential size and timing of new client contracts that Stream expects to obtain. Stream reviews its capacity utilization and projected demand for future capacity on an ongoing basis. Stream anticipates continuing to open more service centers in off-shore locations where prevailing labor rates are lower than onshore North American or European markets. Stream carefully plans the development and opening of new service centers to take advantage of market opportunities while at the same time minimizing the financial effect resulting from excess capacity. To the extent that Stream faces challenges in managing the timeliness of launching new or expanded client programs and the associated internal allocation of personnel and resources. This can cause a delay in recognition of revenues and an increase in costs, either of which could adversely affect

Stream’s operating results. Each service center must ramp up in utilization to become profitable, which typically takes between 6 and 12 months to achieve.

Stream will often work with its clients to facilitate reducing their overall CRM and other BPO costs by moving less technical portions of its services for a client to one or more off-shore service centers in lieu of a North American or European service center. This allows Stream to increase or maintain its gross profit margin, but results in a decline in revenues and gross profit dollars. It also may result in a temporary adjustment to utilization rates for the affected service centers.

Stream is subject to quarterly fluctuations in earnings, based on the timing of new and expiring client programs and seasonality in certain client programs. From time to time clients seek to shift their CRM programs to lower cost providers, which may interrupt or decrease Stream’s results of operations as it seeks to shift personnel and other resources to the CRM and other BPO services provided to its higher margin clients.

Stream from time to time obtains grants from state and local governments relating to economic development. These grants are recognized as income as Stream meets the specific requirements of the grant programs.

Stream formed an acquisition subsidiary in 2003 for the purpose of acquiring the service center assets of Spectrum Integrated Services, Inc. on June 16, 2003. The purchase price was accounted for using the purchase method of accounting. Because the purchase price was less than the fair value of the net current assets, Stream recognized an extraordinary non cash gain of $3.5 million related to the acquisition. On April 13, 2004, Stream purchased the stock of certain service center subsidiaries of Solectron Corporation in exchange for the assumption of $27.7 million of capital lease obligations and letters of credit. The purchase was accounted for using the purchase method of accounting. Because the purchase price was less than the fair value of the net current assets, Stream recognized an extraordinary gain of $22.2 million related to the acquisition. On July 22, 2004, Stream acquired 83% of the stock of Infowavz International Private Limited, an India-based service center for $8.8 million in cash, seller notes and the assumption of liabilities. The purchase was accounted for using the purchase method of accounting. In 2005 and 2007, Stream opened new sites in the Dominican Republic, Costa Rica and Ireland by acquiring certain assets and existing facilities thereof, as described in the audited financial statements included in this proxy statement.

Revenues

Stream derives its revenues by providing technical support, warranty support and game support, hosted services, data management, telecommunication services, professional services and customer care services. Stream bills for its services in a variety of manners include per minute, per contact, per hour and per full-time equivalent. Stream’s services are typically bundled together to include its technical support provided by its service professionals, its hosted technology, its data management and reporting and other professional services. Revenues are recognized as the services are provided. The methodology of billing is usually determined by various factors including the complexity of services offered, size of the program or is dependent on customer preference. Revenues also include reimbursement of certain expenses including telecom, training and miscellaneous costs for certain customers.

Direct Cost of Revenue

Stream records the costs specifically associated with client programs as direct cost of revenues. These costs include direct labor wages and benefits of service professionals as well as reimbursable expenses such as telecommunication charges. The most significant portion of Stream’s direct cost of revenue is attributable to compensation, benefits and payroll taxes. These costs are expensed as they are incurred. Direct costs are affected by prevailing wage rates in their respective geographies. In those countries with established, stable economies the wages paid by Stream increase predictably as the economy of a given country does. However, in less established economies which generally present a lower cost workforce, Stream is forced to compete for labor with competitors from other industries as well as those from the CRM industry. Such competition increases the costs of labor in an unpredictable manner and may, in some instances, increase at rates faster than in North America. Stream pays labor costs in the local currency of the service center site, and as a result, Stream is subject to currency risk to the extent that the local currency rises relative to the US dollar. Stream seeks to mitigate this and other risks by entering into one year customer contracts to facilitate passing cost increases onto the customer after the expiration of the term of the customer contract. In addition, the CRM and BPO services industries experience high personnel attrition. The length of training time for adding new service professionals required to implement new programs typically ranges from 2 to 8 weeks due to the complexities of Stream’s clients’ businesses. This can be challenging to the extent Stream obtains several significant new clients or implements several new, large scale programs and needs to recruit, hire and train qualified personnel at an accelerated rate. These costs have decreased as a percentage of net revenues since 2004 as Stream has sought to increase profitability through pricing, improved operating efficiencies and increased its position in off-shore, lower cost labor markets.

Operating Expenses

Stream’s operating expenses consist of all expenses of operations other than direct costs of revenue, such as technology support, sales and marketing costs, human resource management and other functions and service center operational administrative expenses. Sales and marketing costs consist principally of compensation expense related to business development, proposal preparation and delivery and negotiation of new client contracts. These costs also include travel expenses relating to new sales opportunities, expenses relating to hosting periodic client conferences, public relations activities, participation in industry conferences, industry relations, web site maintenance and business intelligence activities. Stream maintains a dedicated global marketing function responsible for developing and managing sales campaigns, brand promotion, and assembling proposals. Human resource management costs include operating personnel and local human resource expenses, which include hiring, training and severance costs. In addition, local telecom and information technology costs, salaries for site management, accounting and finance functions are included as operating expenses. Stream’s operational costs consist of facilities expenses including rent, utilities and other overhead.

Stream’s equipment and fixtures consist of computer equipment, furniture, fixtures, telecom and other equipment, and leasehold improvements. The depreciation expense component of operating expenses is generally computed by applying the straight-line method over the estimated useful lives of assets, which consists of three years for computer equipment; 3 to 5 years for furniture and fixtures; and 3 to 5 years for telecom and other equipment. Leasehold improvements are depreciated over the shorter of their estimated useful life or the remaining term of the associated lease. Depreciation expense for assets held under capital leases is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the period of the related lease. Stream also capitalizes some costs associated with the purchase and development of internal-use software, system conversions and website development costs. These costs are amortized over the estimated useful life of the software or system. Intangible assets with a finite life are recorded at cost and amortized using the straight-line method over their estimated useful life. Goodwill related to acquisitions is not amortized and is subject to annual impairment testing.

Other (Income) Expenses, Net

Other (income) expenses, net consists of the sum of foreign currency transaction gains or losses, other income, minority interest, interest income and interest expense. Interest expense includes interest expense and amortization of debt issuance costs associated with our grants, indebtedness under our credit lines, term loans, other notes payable and capitalized lease obligations.

Stream generates revenue and incurs expenses in several different currencies. Stream does not operate in any countries subject to hyper-inflationary accounting treatment. Stream’s most common transaction currencies are the U.S. Dollar, the Euro, the Canadian Dollar, the British Pound, and the Indian Rupee. Stream’s customers are most commonly billed in the U.S. Dollar or the Euro. Stream reports its operating results using the average actual exchange rates in effect during the accounting period.

Income Taxes

Stream’s effective tax rate varies from period to period based on the mix of earnings among the various tax jurisdictions in which business is conducted and the level of non-deductible expenses incurred in any given period.

Discontinued Operations

Discontinued operations is the net profit or loss for the operations of a major client who terminated its contract. In July 2004, one of Stream’s major customers terminated its contract with Stream and transferred the service to another provider in another region of the world. As a result of this contract termination, Stream shut down its contact center in Eugene, Oregon. In accordance with Statement of Financial Accounting Standards No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, Stream reclassified the results of this contact center as discontinued operations, restating previously reported results to reflect the reclassification on a comparable basis. The operating results are presented as “Income from discontinued operations, net of tax” on the consolidated statements of operations.

Results of Operations

The following table presents Stream’s results of operations for the periods presented as a percentage of revenues:

Nine Months Ended September 30, 2007 Compared with Nine Months Ended September 30, 2006

Revenues. Revenues increased $53.0 million, or 18.1% to $345.6 million for the nine months ended September 30, 2007 compared to $292.6 million for the nine months ended September 30, 2006. This increase is primarily attributable to a $48.3 million growth in revenue from continuing clients, representing a 16.5% increase over the nine months ended September 30, 2006 and $4.3 million in revenue from new clients. Revenues for services performed in Stream’s US and Canada locations increased $25.3 million or 15.4%. Revenues for services performed in European locations increased $15.9 million or 16.2%. Revenues for services performed in off-shore locations increased $11.9 million or 39.1%. Revenues in Stream’s off-shore locations represented 12.2% of consolidated revenues for 2007 compared to 10.4% in 2006.

Direct Cost of Revenue. Direct cost of revenue increased $27.7 million, or 13.7%, to $229.0 million for the nine months ended September 30, 2007 compared to $201.3 million for the nine months ended September 30, 2006. This increase is primarily attributable to labor costs cost increases required to support revenue growth. Direct labor costs increased from $189.3 million to $219.4 million or 15.9%. Direct cost of revenue as a percentage of revenues decreased to 66.3% for the nine months ended September 30, 2007 from 68.8% for the nine months ended September 30, 2006 due primarily to lower labor costs from new contracts and incremental volume on existing contracts serviced from off-shore locations.

Gross Profit. Gross profit increased $25.4 million, or 27.8% to $116.6 million for the nine months ended September 30, 2007 from $91.3 million for the nine months ended September 30, 2006. Gross profit as a percentage of revenue increased from 31.2% to 33.7%. These increases are driven by revenue growth primarily attributable to new contracts and incremental volume on existing contracts serviced in the Stream’s higher margin off-shore locations.

Operating Expenses. Operating expenses increased $23.2 million, or 25.9%, to $112.9 million for the nine months ended September 30, 2007 compared to $89.6 million for the nine months ended September 30, 2006 primarily attributable to an increase in sales, general and administrative expense which grew from $83.6 million to $104.0 million, or 24.4%. The increase in sales, general and administrative expense was primarily due to an $8.3 million increase in labor costs primarily attributable to incremental management and administrative staffing required to support Stream’s revenue growth and a real estate lease expense increase of $4.0 million primarily attributable to new service center openings. Depreciation and amortization represented $2.8 million of the increase in operating expenses attributable to additions to equipment and fixtures totaling $9.0 million during the nine months ended September 30, 2007. The additions to equipment and fixtures were to support new business, open new service centers and maintain and upgrade Stream’s technology infrastructure. Operating expenses as a percentage of revenues increased to 32.7% for the nine months ended September 30, 2007 compared to 30.6% for the nine months ended September 30, 2006 due to higher fixed occupancy cost related to the added capacity in late 2006 and early 2007.

Other (Income) Expenses, Net. Other (income) expenses, net increased $3.4 million, or 71.7%, to $8.1 million for the nine months ended September 30, 2007 compared to $4.7 million for the nine months ended September 30, 2006. This increase is primarily related to a $3.0 million increase in interest expense, attributable to additional net borrowings on the revolving line of credit, along with the interest expense associated with an issuance of $7.0 million principal amount of term debt in 2007.

Income Taxes. Income taxes decreased $1.3 million, or 24.1%, to $4.1 million for the nine months ended September 30, 2007 compared to $5.4 million for the nine months ended September 30, 2006. This decrease is driven by a lower valuation reserve expense for deferred tax assets, as a result of lower net operating losses in certain foreign jurisdictions.

Year Ended December 31, 2006 Compared with Year Ended December 31, 2005

Revenues. Revenues increased $94.6 million, or 30.4%, to $405.5 million for the year ended December 31, 2006 compared to $310.9 million for the year ended December 31, 2005. This increase came from a $84.0 million growth in revenue from continuing clients, representing a 27.0% increase over the year ended December 31, 2006 and $10.6 million increase in revenue from new clients. Revenues for services performed in our US and Canada locations increased $42.3 million or 22.6%. Revenues for services performed in European locations increased $21.8 million or 19.9%. Revenues for services performed in off-shore locations increased $30.5 million or 229.7% due to the increased demand for Stream’s lower cost labor locations and the full year benefit from the mid-year site acquisition in the Dominican Republic in 2005. Revenues in Stream’s off-shore locations represented 10.8% of consolidated revenues for 2006 compared to 4.3% in 2005.

Direct Cost of Revenue. Direct cost of revenue increased $59.8 million, or 27.5%, to $276.9 million for the year ended December 31, 2006 compared with $217.1 million for the year ended December 31, 2005. This increase is primarily attributable to labor cost increases required to support revenue growth. Direct labor costs increased from $206.9 million to $259.7 million, or 25.5%. Direct cost of revenue as a percentage of revenues decreased to 68.3% for the year ended December 31, 2006 from 69.8% for the year ended December 31, 2005 due primarily to lower labor costs from new contracts and incremental volume on existing contracts serviced from off-shore locations.

Gross Profit. Gross profit increased $34.9 million, or 37.1% to $128.7 million for the year ended December 31, 2006 from $93.8 million for the year ended December 31, 2005. Gross profit as a percentage of revenue increased from 31.2% to 31.7%. These increases were driven by revenue growth principally from new contracts, incremental volume on existing contracts serviced in Stream’s higher margin off-shore locations and Stream’s decision to enter into contracts with higher end clients.

Operating Expenses. Operating expenses increased $18.3 million, or 17.4%, to $123.2 million for the year ended December 31, 2006 compared to $104.9 million for the year ended December 31, 2005, the largest increase of which was an increase in sales, general and administrative expense, which grew from $100.3 million to $115.1 million, or 14.7%. The increase in sales, general and administrative expense was due, in part, to an $8.4 million increase in labor costs relating to additional management and administrative staffing required to support Stream’s revenue growth. It was also due to a real estate lease expense increase of $1.5 million primarily attributable to new service center openings. Depreciation and amortization represented $3.5 million of the increase in operating expenses and resulted from $10.4 million of additions to equipment and fixtures during the year ended December 31, 2006. The additions to equipment and fixtures were to support new business, open new service centers and maintain and upgrade Stream’s technology infrastructure. Operating expenses as a percentage of revenues decreased to 30.4% for the year ended December 31, 2006 compared to 33.8% for the year ended December 31, 2005 as Stream benefited from operating efficiencies as it was able to leverage its operating costs over a larger revenue base.

Other (Income) Expenses, Net. Other (income) expenses, net increased $4.8 million, or 319.5%, to $6.3 million for the year ended December 31, 2006 compared to $1.5 million for the year ended December 31, 2005. This increase is primarily related to a $3.8 million increase in interest expense as a result of additional net borrowings on the revolving line of credit and $10.3 million of new term debt in 2006.

Income Taxes. Income taxes decreased $0.4 million, or 8.4%, to $4.5 million for the year ended December 31, 2006 compared to $4.9 million for the year ended December 31, 2005. This decrease is driven by higher state tax incentive benefits and a change in the deferred tax expense relating to the valuation allowance for deferred tax assets associated with the net operating losses in the US and certain foreign entities.

Year Ended December 31, 2005 Compared with Year Ended December 31, 2004

Revenues. Revenues increased $95.3 million, or 44.2%, to $310.9 million for the year ended December 31, 2005 compared to $215.6 million for the year ended December 31, 2004. Of this increase, $75.8 million related to a full year of revenues derived from the Stream acquisition that occurred in April 2004 and $19.5 million resulted from increased revenues unrelated to the acquisition.

Direct Cost of Revenue. Direct cost of revenue increased $76.2 million, or 54.0%, to $217.1 million for the year ended December 31, 2005 compared to $140.9 million for the year ended December 31, 2004. Of this increase, $49.6 million related to a full year of direct costs of revenue from the Stream acquisition that occurred in April 2004 and $26.6 million related to increased direct costs of revenue unrelated to the acquisition. Direct Cost of Revenue as a percentage of revenues increased to 69.8% for the year ended December 31, 2005 from 65.4% for the year ended December 31, 2004 primarily due to certain lower margin contracts acquired through the Stream acquisition and a price reduction with a major client.

Gross Profit. Gross profit increased $19.1 million, or 25.6% to $93.8 million for the year ended December 31, 2005 from $74.7 million for the year ended December 31, 2004. Gross profit as a percentage of revenue decreased from 34.6% to 30.2%. The decrease in gross profit percentage was due to lower margin contracts acquired through the Stream acquisition and a price reduction with a major client.

Operating Expenses. Operating expenses increased $34.5 million, or 49.0%, to $104.9 million for the year ended December 31, 2005 compared to $70.5 million for the year ended December 31, 2004. Operating expenses as a percentage of revenues increased to 33.8% for the year ended December 31, 2005 compared to 32.7% for the year ended December 31, 2004 due to a full year of depreciation expense relating to the capital purchases after the Stream acquisition and the costs associated with integrating the business acquired in the Stream acquisition. No value was assigned to furniture, fixtures and equipment acquired in the Stream acquisition.

Other (Income) Expenses, Net. Other (income) expenses, net decreased $1.4 million, or 48.3%, to $1.5 million for the year ended December 31, 2005 compared to $2.9 million for the year ended December 31, 2004. This decrease is primarily related to $1.9 gain in the year for foreign exchange contracts between the US and Canadian Dollar, and the release during 2005 of a $1.2 million reserve that was recorded in conjunction with the Stream acquisition. This reserve was related to potential penalties under a telecom contract and Stream successfully negotiated a waiver. The lower net expense was offset by a $2.8 million increase in interest expense, attributable to additional net borrowings on the revolving line of credit.

Income Taxes. Income taxes increased $2.7 million, or 122.7%, to $4.9 million for the year ended December 31, 2005 compared to $2.2 million for the year ended December 31, 2004. This increase is driven by an increase in the expense associated with the deferred tax valuation allowance established against deferred tax assets, which were generated by net operating losses in the US and certain foreign jurisdiction.

Liquidity and Capital Resources

Since the inception of its business in June 2003, Stream has financed its operations primarily through third-party debt. Stream’s primary liquidity needs are for financing working capital associated with the expenses it incurs in performing services under its client contracts and capital expenditures for the opening of new service centers, including the purchase of computers and related equipment. Stream has in place a credit facility that includes term loans and a revolving line of credit that allows it to manage its cash flows. Stream’s ability to make payments on the credit facility, to replace its indebtedness, and to fund planned capital expenditures will depend on its ability to generate cash in the future, which, to a certain extent, is subject to general economic, financial, competitive and other factors that are beyond its control. Stream has historically secured its working capital facility through its accounts receivable and therefore, Stream’s ability to continue servicing debt is dependant upon the timely collection of those receivables. Stream intends to replace its existing credit facilities with a new credit facility to be provided by several of its existing lenders. There can be no assurance that Stream’s business will generate sufficient cash flow from operations or that future borrowings will be available to it in an amount sufficient to enable it to service its indebtedness or to fund its other liquidity needs.

Stream has made capital expenditures of $6.3 million, $13.6 million, $10.4 million and $9.0 million in 2004, 2005, 2006 and the first nine months of 2007, respectively. Stream continues to make capital expenditures to fund new service centers, new contract requirements and maintain and upgrade its technology as required. Stream expects to spend $6.25 million in capital expenditures in 2008 to build 4 to 5 new service centers.

Working capital and term loan facilities. Stream’s working capital facility provides for up to $86 million in revolving availability, with a $20 million sublimit for letters of credit. The interest rate on the revolving credit loans, for U.S. advances, is the bank’s alternate base rate plus 0.50% and, for Eurodollar advances, the bank’s Eurodollar rate plus 3.00. For unused portions of the revolving line of credit, Stream pays a facility fee equal to 0.5% of the unused borrowing base percent. The credit facility expires on July 31, 2008 and is terminable upon the closing of the merger.

The obligations under the current working capital facility are guaranteed by all of Stream’s domestic subsidiaries. The loans are secured by a first priority lien on substantially all of Stream’s assets including, but not limited to the capital stock of each of its domestic subsidiaries and up to 65% of the capital stock of its foreign subsidiaries.

Stream’s term loan facility provides it with $9.1 million in financing. The interest rate on the term loans, for U.S. advances, is the bank’s alternate base rate plus 0.75% and, for Eurodollar advances, is the bank’s Eurodollar rate plus 3.75%. The bank’s alternate base rate (7.75% at September 30, 2007) is the higher of the bank’s base commercial lending rate or the Federal Funds Open Rate plus 0.5%. Interest is payable monthly on U.S. advances. Interest is payable on Eurodollar advances at the end of their one-, two-, three- or six-month terms.

The agreement governing the current credit facility contains a number of customary affirmative and negative covenants. Subject to certain exceptions, these covenants restrict Stream’s ability and the ability of its domestic subsidiaries to, among other things, incur additional indebtedness, create and incur liens on assets, repay pari passu or subordinated indebtedness, sell assets, engage in transactions with affiliates, make loans, investments, guarantees or acquisitions, declare dividends, redeem or repurchase equity interests or make other restricted payments secured and engage in mergers, acquisitions, asset sales and sale-leaseback transactions.

Replacement Credit Facility. Stream expects that the outstanding principal balance of its working capital facility and its term loan facility will be assumed, replaced or repaid by GBPO on the closing date if the closing date occurs prior to August 1, 2008. If it appears that the closing will not occur prior to August 1, 2008, Stream will seek to refinance its existing credit facilities with a new credit facility to be provided by several of its existing lenders which have indicated a willingness to do so.

Letters of Credit. Through the Stream acquisition, Stream assumed certain standby letters of credit for the benefit of landlords of certain sites in the United States and Canada. As of September 30, 2007, Stream had approximately $12 million of these letters of credit in place under its working capital facility.

Senior subordinated secured notes. As of September 30, 2007, Stream had outstanding senior subordinated secured notes in the aggregate principal amount of $20.5 million plus accrued, but unpaid interest totaling $1.6 million, which will become due on July 31, 2009. The senior subordinated secured notes are subordinated to the notes and the amounts owed under Stream’s working capital facility and its term loan facility. Stream’s obligations under the senior subordinated secured notes have irrevocably and unconditionally guaranteed on a senior subordinated basis by its domestic subsidiaries. Stream expects that the senior subordinated notes will be paid off at closing of the merger.

The note purchase agreement governing the senior subordinated secured notes contains a number of customary affirmative and negative covenants. Subject to certain exceptions, these covenants restrict Stream’s ability and the ability of its domestic subsidiaries to, among other things, incur additional indebtedness, create and incur liens on assets, repay pari passu or subordinated indebtedness, sell agents, engage in transactions with affiliates, make loans, investments, guarantees or acquisitions, declare dividends, redeem or repurchase equity interests or make other restricted payments secured and engage in mergers, acquisitions, asset sales and sale-leaseback transactions. The senior subordinated secured notes also include specific financial covenants consistent with those contained in the indenture governing the notes.

GBPO has entered into a commitment letter with Stream’s bank lender for a replacement credit facility of approximately $109 million, of which approximately $79 million is to be syndicated on a best efforts basis. This facility would become effective upon the closing of the merger and would be used to replace Stream’s bank debt and senior subordinated debt and provide working capital. The commitment letter includes numerous closing conditions, some of which are outside GBPO’s control and there can be no assurance that GBPO will close the credit facility contemplated by such letter. Assuming that GBPO closes the financing contemplated by the PNC Commitment Letter and uses a portion thereof to replace Stream’s outstanding bank debt and senior subordinated debt at the closing, GBPO expects it will have approximately $120 million of cash available at the closing for working capital, including to pay cash to stockholders who vote against the merger and elect to convert their shares into a pro rata share of the trust fund.

Contractual Obligations

Stream has various contractual obligations that will affect its liquidity. The following table sets forth the contractual obligations of Stream as of September 30, 2007:

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
	(in thousands)
Long-term debt obligations	$82,177	$60,109	$22,068	$—	$—
Operating lease obligations	84,975	21,897	37,665	18,827	6,586
Capital lease obligations	9,305	2,013	2,698	2,588	2,006

Total	$176,457	$84,019	$62,431	$21,415	$8,592

Certain leases are backed by letters of credit. The obligations under the letters of credit reduce annually as the underlying obligations are satisfied

Nine Months Ended September 30, 2007 Compared with Nine Months Ended September 30, 2006

As of September 30, 2007, Stream had $6.3 million in unrestricted cash and cash equivalents, and a negative working capital (measured by current assets less current liabilities) of $3.5 million, due to the expiration of its existing credit facilities in July 31, 2008.

Net cash used in operating activities totaled $9.8 million for the nine months ended September 30, 2007, a $1.9 million decrease from the $11.7 million used in the nine months ended September 30, 2006. Net loss decreased $0.1 million and non-cash charges were $2.8 million greater in 2007 than those generated in 2006 as a result of the $2.8 million increase for the depreciation of additional assets used in the business, $1.1 million increase in amortization of accrued interest expenses related to debt and market lease reserves, offset by the $1.6 million decrease in deferred tax expense. The increase in cash used for operating assets and liabilities of $1.1 million is due to the additional growth in receivables attributable to the increased revenue from new and existing clients.

Net cash used in investing activities totaled $11.2 million for the nine months ended September 30, 2007, a $5.8 million increase from the $5.4 million used in the nine months ended September 30, 2006, primarily attributable to an increase in capital spending in 2007 of $3.6 million for new programs and the acquisition of a service center in Costa Rica for $2.5 million in 2007.

Net cash provided by financing activities totaled $17.2 million for the nine months ended September 30, 2007, a $0.3 million decrease from the $17.5 million provided for the nine months ended September 30, 2006. Net borrowings on the line of credit decreased $7.3 million in 2007 compared with 2006, but were offset by the issuance of additional long-term debt that resulted in proceeds of $7.0 million in 2007. The additional debt was used to fund the growth in working capital and the opening of two additional sites during the period.

Year Ended December 31, 2006 Compared with Year Ended December 31, 2005

Net cash used in operating activities totaled $13.0 million for the year ended December 31, 2006, a $5.0 million decrease from the $18.0 million used in the year ended December 31, 2005. Net loss decreased $12.2 million and non-cash charges were $6.9 million greater in 2006 than those generated in 2005 as a result of the $3.5 increase for the depreciation of additional assets used in the business, and a $1.7 million increase in deferred tax expense. The $13.0 million increase in cash used in operating assets and liabilities is due the growth in receivables attributable to the 30.4% increase in revenue from new and existing clients.

Net cash used in investing activities totaled $10.5 million for the year ended December 31, 2006, a $4.0 million decrease from the $14.5 million used in the year ended December 31, 2005, primarily attributable to a decrease in capital spending in 2006 of $3.1 million and the additional investment in and the acquisition of a service center in the Dominican Republic for $1.2 million in 2005.

Net cash provided by financing activities totaled $25.3 million for the year ended December 31, 2006, a $6.6 million increase from the $18.7 million provided for the year ended December 31, 2005. Net borrowings on the line of credit decreased $5.8 million in 2006 compared with 2005, but were offset by the issuance of additional long-term debt that resulted in proceeds of $10.2 million in 2006, as well as the sale of common stock and the exercise of stock options in 2006 that resulted in proceeds of $2.6 million. The additional debt was used to fund the additional capital expenditures to support the growth of new and existing clients.

Year Ended December 31, 2005 Compared with Year Ended December 31, 2004

Net cash used in operating activities totaled $18.0 million for the year ended December 31, 2005, a $16.8 million change from the $1.2 million provided for the year ended December 31, 2004. Net income decreased $42.4 million in 2005, from net income of $24.8 million in 2004 to a net loss of $17.6 million in 2005. Partially offsetting the change in net loss was the $22.2 million extraordinary gain from negative goodwill on acquisition in 2004. An increase in other non-cash charges of $4.0 million and the net change cash used in operating assets and liabilities of $3.3 million was offset by net cash provided from discontinued operations of $6.4 million in 2004.

Net cash used in investing activities totaled $14.5 million for the year ended December 31, 2005, a $20.1 million change from the $5.6 million provided for the year ended December 31, 2004, primarily attributable to an increase in capital spending in 2005 of $7.3 million the investment in VoIP (Voice over Internet Protocol) switch technology for a major client and the proceeds from the sale of an investment in a joint venture in 2004 of $3.8 million and the cash acquired at Stream acquisition of $8.8 million in 2004.

Net cash provided by financing activities totaled $18.7 million for the year ended December 31, 2005, a $7.0 million increase from the $11.7 million provided for the year ended December 31, 2004. Net borrowings on the line of credit increased $22.7 million in 2005 compared with 2004, but were offset by the issuance of additional long-term debt that resulted in proceeds of $14.7 million in 2004.

Off-Balance Sheet Arrangements

Stream does not have any off-balance sheet arrangements.

Impact of Inflation

Inflation in countries in which Stream services its client contracts could have a negative impact on Stream if it cannot pass on inflationary cost increases to its clients through price increases.

Seasonality

Stream is exposed to seasonality of its revenues because of the nature of certain consumer based clients. Stream will experience up to 10% increased revenues associated with the peak processing needs in the fourth quarter coinciding with the holiday period.

Quantitative and Qualitative Disclosures about Market Risk

Stream is exposed to a variety of market risks, including the effects of changes in foreign currency exchange rates and interest rates. Market risk is the potential loss arising from adverse changes in market rates and prices.

Stream’s risk management strategy includes the use of derivative instruments to reduce the effects on its operating results and cash flows from fluctuations caused by volatility in currency exchange and interest rates. In using derivative financial instruments to hedge exposures to changes in exchange rates, Stream exposes itself to counterparty credit risk.

Interest Rate Risk

Stream is exposed to interest rate risk primarily through its debt facilities since some of those instruments bear interest at variable rates, including capital leases, At September 30, 2007, Stream had outstanding borrowings under variable debt agreements that totaled approximately $59.5 million. A hypothetical 1.0% increase in the interest rate would have increased interest expense by approximately $0.6 million and would have decreased annual cash flow by a comparable amount. The carrying amount of Stream’s borrowings reflects fair value due to their short-term and variable interest rate features.

There were no outstanding interest rate swaps covering interest rate exposure at September 30, 2007.

Foreign Currency Exchange Rate Risk

Stream serves many of its U.S.-based clients using its service centers in Canada, India, the Dominican Republic and Costa Rica. Although the contracts with these clients are typically priced in U.S. dollars, a substantial portion of the costs incurred to render services under these contracts are denominated in the local currency of the country in which the contracts are serviced which creates foreign exchange exposure. Given the significance of Stream’s Canadian operations and the potential volatility of the Canadian dollar versus the US dollar, it uses forward purchases of Canadian dollars to minimize the impact of Canadian dollar fluctuations. As of September 30, 2007 Stream had entered into forward contracts with two financial institutions to acquire a total of $9.8 million Canadian dollars at prices ranging from 1.004 to 1.1699 USD/CAD. These contracts matured in October 2007.

Critical Accounting Policies and Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires the appropriate application of certain accounting policies, many of which require management to make estimates and assumptions about future events and their impact on amounts reported in Stream’s consolidated financial statements and related notes. Since future events and their impact cannot be determined with certainty, the actual results may differ from estimates. Such differences may be material to the consolidated financial statements.

Stream believes the application of accounting policies, and the estimates inherently required therein, are reasonable. These accounting policies and estimates are periodically reevaluated, and adjustments are made when facts and circumstances dictate a change. Historically, Stream has found the application of accounting policies to be appropriate, and actual results have not differed materially from those determined using necessary estimates.

Stream’s accounting policies are more fully described in Note 2 “Summary of Significant Accounting Policies” in the “Notes to the Consolidated Financial Statements,” included elsewhere in this proxy statement. Stream has identified the following critical accounting policies and estimates:

Goodwill

Stream has made acquisitions in the past that include goodwill. In accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, goodwill is reviewed for impairment annually and on an interim basis if events or changes in circumstances indicate that an asset might be impaired. Impairment occurs when the carrying amount of goodwill exceeds its estimated fair value. Stream operates in one reporting unit, which is used for impairment testing and the allocation of acquired goodwill. The impairment, if any, is measured based on the estimated fair value of the reporting unit which is computed using estimates that include a discounted future cash flows. There are assumptions and estimates underlying the determination of fair value and any resulting impairment loss. Another estimate using different but still reasonable assumptions could produce different results. Stream reviewed its goodwill for impairment as of December 31, 2006 and 2005, and determined that there was no impairment.

Long-Lived Assets, other than Goodwill

Long-lived assets, other than Goodwill, consist primarily of equipment and fixtures. Equipment and fixtures are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are depreciated over a 5-year life, software over a 3-year life and equipment generally over a three- to five-year life. Leasehold improvements are depreciated over the shorter of their estimated useful life or the remaining term of the associated lease. Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease. Amortization expense is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the period of the related lease and is recorded in depreciation and amortization expense. The carrying value of equipment and fixtures to be held and used is evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition does not exceed its carrying amount. The amount of the impairment loss, if any, is measured as the amount by which the carrying value of the asset exceeds its estimated fair value, which is generally determined based on appraisals or sales prices of comparable assets. Occasionally, Stream redeploys equipment and fixtures from under-utilized centers to other locations to improve capacity utilization if it is determined that the related undiscounted future cash flows in the under-utilized centers would not be sufficient to recover the carrying amount of these assets.

Income Taxes

Stream accounts for federal, state and foreign income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Income taxes are accounted for using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is recorded when Stream believes it is more likely than not that some portion or all of the deferred tax assets will not be realized in the near term. Stream records a reserve for tax contingencies unless Stream believes it is probable that the deductions giving rise to these contingencies will be sustained if challenged by taxing authorities.

Stream operates in a number of international tax jurisdictions and is subject to examination of its income tax returns by tax authorities in those jurisdictions. Those tax authorities may challenge any item on these tax returns. The tax matters challenged can be complex in nature and uncertain as to their ultimate outcome. Stream assesses the ultimate resolution of the tax matters as they arise and establishes reserves for tax contingencies when Stream believes an unfavorable outcome is likely and the liability can be reasonably estimated. These reserves involve considerable judgment and estimation and are based on the best information available including tax regulations, the outcome of court cases, and other information relevant to the issues raised. Although Stream believes its reserves for tax contingencies are reasonable, adjustments could be required in the future based on changes in facts and circumstances surrounding these contingencies.

Contingencies

Stream considers the likelihood of various loss contingencies, including tax and legal contingencies arising in the ordinary course of business, and its ability to reasonably estimate the amount of loss in determining loss contingencies. An estimated loss contingency is reserved in accordance with Statement of Financial Accounting Standards No. 5, Accounting for Contingencies, when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Any required reserves may change in the future due to new developments in each matter or changes in approach such as a change in settlement strategy. Stream regularly evaluates current information available to it to determine whether such reserves should be adjusted.

Self-Insurance Reserves

Stream is self-insured with respect to medical and dental claims for employees located in the United States and a third-party administer is used to process all claims. Stream records an estimated reserve for the self-insurance programs based on Stream’s own historical experience. The reserves associated with the exposure to self insured medical and dental liabilities are monitored by management for adequacy. However, changes in the employee mix and unforeseen events could result in an adjustment that could vary significantly from such estimates.

Allowance for Doubtful Accounts

Stream believes its exposure to accounts receivable credit risk is limited based on internal and external evaluations of the financial strength of our customers. Stream evaluates the collectability of its accounts receivable based on a combination of factors. In circumstances where Stream is aware of a specific customer’s inability to meet its financial obligations, Stream records a specific reserve against amounts due. Historically, Stream has not experienced significant losses on uncollectible accounts receivable.

Stock-Based Compensation

Prior to January 1, 2004, Stream accounted for a stock-based compensation plan for employees and directors under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), and related Interpretations, as permitted by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation. Under APB 25, compensation expense is based upon the difference, if any, on the date of grant between the fair value of Stream’s stock and the exercise price and is amortized over the vesting period for grants for which the vesting is time-based. For grants which are subject to performance-based vesting, the intrinsic value of the grant is measured at the date the grant vests and is charged to expense.

Effective January 1, 2004, Stream adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS 123(R)), using the prospective-transition method, and therefore, Stream has not restated its prior period financial statements. Under that method, compensation costs recognized in 2006 and 2005 includes: (a) compensation cost for all share-based payments granted prior to January 1, 2004, based on the continued application of the provisions of APB 25 to those grants, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2004, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). For share-based payments granted after January 1, 2004, the fair value of each grant, including both the time-based grants and the performance-based grants, is estimated on the date of grant using the Black-Scholes-Merton option valuation model and assumes the performance goals will be achieved. If such goals are not met, no compensation cost is recognized and any recognized cost is reversed. Compensation expense related to share-based awards, net of a forfeiture rate, is amortized on a straight-line basis over the requisite employees’ service periods in selling, general and administrative expenses.

Stream estimates the fair value of stock option awards on the date of grant utilizing a modified Black-Scholes-Merton option pricing model. The Black-Scholes-Merton option valuation model was developed for use in estimating the fair value of short-term traded options that have no vesting restrictions and are fully transferable. Stream’s options are subject to certain vesting requirements and are non-transferable. However, certain assumptions used in the Black-Scholes-Merton model, such as expected term, can be adjusted to incorporate the unique characteristics of Stream’s stock option awards. Option valuation models require the input of somewhat subjective assumptions including expected stock price volatility and expected term. These inputs have a greater level of sensitivity in the model over certain other inputs. Other assumptions required for estimating fair value with the Black-Scholes-Merton model are the expected risk-free interest rate and expected dividend yield of Stream’s stock. Historically Stream has not paid dividends and management believes this policy will continue. Accordingly Stream has consistently used a dividend yield of zero when calculating any Fair Value of the Share Based Payments. To estimate the risk free rate of return Stream uses as a point of reference the ten year United States Treasury Notes which is the term for the options once they are issued.

Based on the type of options issued the vesting of those options will have different to date most of the options issued have had relatively short vesting periods compared to the life of the option granted. Additionally since the Plan is relatively new Stream’s forfeiture experience is limited. Stream will continue to monitor these areas and make any necessary adjustments as more tenured trends are established.

Revenue Recognition

Stream provides customer care services according to each client’s contract and evaluates each contract to determine the appropriate treatment for revenue recognition in accordance with Security and Exchange Commission (SEC) Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements”, SAB No. 104, “Revenue Recognition” and Emerging Issues Task Force (EITF) Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables.” Stream recognizes revenues only when there is evidence of an arrangement, services have been provided, the price is fixed and determinable, and collection is considered probable. Client contracts generally require that Stream bill for its services based on time spent by service professionals or on a per transaction basis.

Delivery of services to Stream’s clients generally entails an initial implementation effort during which costs are incurred in connection with information and telephony systems implementation, establishment of operating processes and hiring and training of employees. Certain of Stream’s client contracts provide for payment of fees in connection with some of these activities. The initial implementation effort is not considered a separate element as defined by EITF Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables.” Rather, these implementation activities, together with the ongoing service delivery, constitute a single unit of accounting for which revenue is recognized using a proportional performance method such as recognizing revenue based on transactional services delivered or on a straight-line basis, as appropriate. Revenue recognized is limited to the amount which Stream is contractually entitled to collect from its clients.

In many cases, Stream is subject to varying client quality, service level, and performance standards, such as average handle time, occupancy rate, abandonment rate, call quality, and customer satisfaction. Stream’s performance against such standards may provide bonus opportunities, or conversely, may subject it to penalties, which are recognized as earned or incurred.

Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 does not impose fair value measurements on items not already accounted for at fair value; rather it applies, with certain exceptions, to other accounting pronouncements that either require or permit fair value measurements.

SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Stream will adopt this standard as required, and adoption is not expected to have a significant impact on Stream’s results of operation, financial condition and liquidity.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings at each subsequent reporting date. SFAS 159 is effective for fiscal years beginning after December 15, 2007. Stream will adopt this standard as required, and adoption is not expected to have a significant impact on Stream’s results of operations, financial condition and liquidity.

In June 2006 the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). On February 1, 2008 the FASB issued an FASB Staff Position relating to the effective implementation date of FIN 48 for certain nonpublic companies, which deferred the effective date to January 1, 2008. Stream has determined that it has met the qualifications of a nonpublic company and will adopt FIN 48 effective January 1, 2008.

FIN 48 provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain income tax positions recognized in the financial statements in accordance with SFAS No. 109. Income tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. Upon the adoption of FIN 48, Stream currently estimates that it will recognize a cumulative effective adjustment of approximately $4 million, which will be charged directly to beginning retained deficit at January 1, 2008, however; Stream is still evaluating the impact of seller indemnifications related to certain tax positions as well as the impact of tax positions associated with filings in foreign jurisdictions, and final determination of these positions could have a significant impact on the estimated liability. In accordance with FIN 48, paragraph 19, Stream intends to recognize interest and penalties related to uncertain income tax positions as a component of income tax expense.

OTHER INFORMATION RELATED TO GBPO

Business of GBPO

GBPO was formed on June 26, 2007, and organized for the purpose of effecting a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination of one or more domestic or international operating businesses. Prior to executing the merger agreement with Stream, GBPO’s efforts were limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

Offering Proceeds Held in Trust

On October 23, 2007, GBPO closed its IPO of 31,250,000 units with each unit consisting of one share of its common stock and one warrant, each to purchase one share of its common stock at an exercise price of $6.00 per share. The units from the IPO were sold at an offering price of $8.00 per unit, generating total gross proceeds of $250,000,000. After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to GBPO from the offering were approximately $231,550,000, of which $231,300,000 was deposited into the trust account and the remaining proceeds of $250,000 were used for working capital expenses.

On October 17, 2007, GBPO also sold warrants to purchase 7,500,000 shares of its common stock to certain of its founding stockholders for total proceeds of $7,500,000, all of which was also placed in the trust account. The net proceeds deposited into the trust account remain on deposit in the trust account earning interest. The trust account will not be released until the earlier of the consummation of a business combination or the liquidation of GBPO. As of                     , 2008, the record date, there was approximately $             held in the trust account. If the merger with Stream is consummated, the trust account will be released to GBPO for its use, less the amounts paid to public stockholders who vote against the merger and elect to convert their shares of common stock into their pro-rata share of the trust account and expenses of GBPO not paid from non-trust account funds.

Public stockholders will be entitled to receive funds from the trust account only in the event of GBPO’s liquidation or if the stockholders seek to convert their respective shares into cash and the merger is actually completed. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

Facilities

Trillium Capital LLC makes available to GBPO general services including office space. GBPO agreed to pay Trillium $10,000 per month for these services. Through                     , 2008, an aggregate of approximately $             has been incurred for such services. Trillium is a limited liability company affiliated with GBPO’s chairman of the board, president and chief executive officer, R. Scott Murray. This arrangement is solely for GBPO’s benefit and is not intended to provide Trillium or Mr. Murray compensation in lieu of salary. We believe, based on rents and fees for similar services in Boston, Massachusetts, that the fee charged by Trillium is at least as favorable as we could have obtained from an unaffiliated person.

Employees

GBPO has four officers, one of whom, R. Scott Murray, is also GBPO’s chairman of the board and one of its founding stockholders. GBPO expects that its officers will devote substantially all of their time to our business. GBPO does not intend to have any full time employees prior to the consummation of the merger.

Periodic Reporting and Audited Financial Statements

GBPO has registered its units, common stock and warrants under the Exchange Act and have reporting obligations, including the requirement that it file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, GBPO’s annual reports will contain financial statements audited and reported on by its independent registered public accountants.

GBPO will provide stockholders with audited financial statements of the properties to be acquired as part of the proxy solicitation materials sent to stockholders to assist them in assessing each specific target acquisition it seeks to acquire. While the requirement of having available financial information for the target acquisition may limit the pool of potential acquisition candidates, given the broad range of target acquisitions GBPO may consummate a business combination with, it does not believe that the narrowing of the pool will be material.

Legal Proceedings

There is no litigation currently pending against us or any of our officers or directors in their capacity as such.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS—GBPO

Overview

GBPO was formed on June 26, 2007 to consummate a merger, capital stock exchange, asset acquisition, exchangeable share transaction or other similar business combination with an operating business in the BPO industry. GBPO’s initial business combination must be with a business or businesses whose collective fair market value is at least equal to 80% of its net assets (excluding the amount held in the trust account representing a portion of the underwriters’ discount) at the time of the acquisition.

Results of Operations

For the period from June 26, 2007 (date of inception) to October 23, 2007, GBPO had a net loss of $25,440 attributable to organization, formation and general and administrative expenses. GBPO incurred costs of $774,869 as of October 23, 2007 with regard to its IPO, which were classified as deferred offering costs on GBPO’s balance sheet and have been subsequently charged to stockholders’ equity after the completion of its IPO.

GBPO’s entire activity for the period ended October 23, 2007 has been to prepare for its IPO. GBPO believes that it has sufficient funds available to complete its efforts to effect an initial business combination with an operating business within the required 24 months from October 17, 2007.

Liquidity and Capital Resources

On October 23, 2007, GBPO completed its IPO of 31,250,000 Units. Each Unit consists of one share of its common stock and one warrant entitling the holder to purchase one share of its common stock at a price of $6.00. As of October 23, 2007, GBPO had cash and cash equivalents of $247,525,448, of which $246,300,000 was held in trust. Until the consummation of its IPO, GBPO’s only source of liquidity was a $200,000 loan made to it in June 2007 by certain of its founding stockholders. This loan was repaid on October 31, 2007 from the proceeds of GBPO’s IPO.

GBPO has entered into a commitment letter with Stream’s existing bank lender PNC for credit facilities totaling approximately $109 million that would become effective upon the closing of the merger. PNC has committed to provide $30 million of the financing and to use it bests efforts to syndicate the remainder to a combination of existing and new lenders to Stream, subject to various closing conditions. Of this financing, up to $100 million would be a senior secured revolving credit facility under which borrowing availability will be based on, among other things, Stream’s eligible accounts receivable. The balance of the financing would consist of a senior secured domestic term loan of up to $5.81 million and a senior secured foreign term loan of up to $2.886 million. The financing facilities would have a five year term from the date of the closing of the transaction. Outstanding balances under the credit facility would bear interest at LIBOR plus a margin ranging from LIBOR plus 200 to 250 basis points and the term loans would bear interest at LIBOR plus 275 to 325 basis points based on the combined company’s fixed charge coverage ratio. The balance outstanding under Stream’s existing credit facility and term loans (approximately $77 million at January 31, 2008) would be assumed as part of the new revolving credit and term debt facility. Assuming that GBPO closes the financing contemplated by the PNC Commitment Letter and uses a portion thereof to repay Stream’s outstanding bank debt and senior subordinated debt at the closing, GBPO expects it will have approximately $120 million of cash available at the closing for working capital, including to pay cash to stockholders who vote against the merger and elect to convert their shares into a pro rata share of the trust fund.

Off-Balance Sheet Financing Arrangements

GPO has no obligations, assets or liabilities which would be considered off-balance sheet arrangements. GBPO does not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. GBPO has not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial assets.

Contractual Obligations

GBPO does not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities other than a monthly fee of $10,000 for office space and general and administrative services payable to Trillium Capital LLC, an entity affiliated with GBPO’s chairman, president and chief executive officer. GBPO began incurring this fee on October 23, 2007, and will continue to incur this fee monthly at least until the completion of its initial business combination.

Use of Estimates

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates.

Income Taxes

Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Recent Accounting Pronouncements

GBPO does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on its financial statements.

DIRECTORS AND EXECUTIVE OFFICERS OF GBPO FOLLOWING THE MERGER

As of the completion of the merger, GBPO’s directors and executive officers and will be as set forth below:

Name	Age	Position
R. Scott Murray	44	Chairman of the Board of Directors, President and Chief Executive Officer

Charles F. Kane	50	Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

Lloyd R. Linnell	54	Executive Vice President and Chief Technology and Information Officer

Sheila M. Flaherty	42	Executive Vice President, General Counsel and Corporate Secretary

Kevin T. O’Leary	53	Director

M. Benjamin Howe	47	Director

Stephen D. R. Moore	56	Director

G. Drew Conway	50	Director

Paul G. Joubert	59	Director Nominee in July 2008 and member of our Strategic Advisory Council

Rick Rosen	38	Director

In addition, Stream’s executive management team, led by chief executive officer and president Toni Portmann and chief financial officer Tom Andrus, is expected to remain with the combined company post closing.

R. Scott Murray has been our founder, chairman of the board of directors, president and chief executive officer since our inception on June 26, 2007. From February 2006 to February 2008, Mr. Murray served as non-executive chairman of the board of Protocol Communications, Inc., a privately held provider of fully integrated marketing services in the business process outsourcing sector. Mr. Murray has extensive experience in the technology and services sectors, and has held several executive management positions in those sectors. Most recently in 2006, he served as chief executive officer and a director of 3Com Corporation. 3Com is a publicly traded global secure network provider to mid and small enterprise clients. From August 2002 to August 2004, Mr. Murray was chief executive officer and a director of Modus Media, Inc., a privately held business process outsourcer in the global supply chain and hosting services sector. Modus had operations around the world including North America, Mexico, Europe and Asia (including five locations in mainland China). Mr. Murray was instrumental in completing Modus’ merger with CMGI in August 2004. From January 2000 until January 2002, following its acquisition in 2001 by Solectron Global Services, Inc., Mr. Murray served as president and chief operating officer of Stream International, Inc. From February 1994 through May 1999, Mr. Murray served as the executive vice president and chief financial officer of The Learning Company, a publicly traded consumer software company. TLC was acquired by Mattel, Inc. in May 1999 for approximately $4.2 billion in stock and assumption of net debt. He is a Canadian chartered accountant and a graduate of the University of Western Ontario and has a finance and administration degree.

Charles F. Kane has been our executive vice president and chief administrative officer since July 2007 and our chief financial officer and treasurer since August 2007. Mr. Kane is currently an advisor to One Laptop per Child, a non-profit organization founded at Massachusetts Institute of Technology that provides computers and internet access for students in the developing world. During 2006, Mr. Kane served as the chief financial officer of RSA Security, Inc., a provider of e-security solutions, which was sold to EMC Corporation. From July 2003 to May 2006, Mr. Kane served as senior vice president, finance and chief financial officer of Aspen Technology, Inc., a provider of software and professional services. From May 2000 to July 2003, Mr. Kane was president and chief executive officer of Corechange, a global provider of e-access framework software. Mr. Kane is a director of Netezza Corporation, a global data warehouse appliances company, Egenera Inc., a privately held provider of data center virtualization solutions, and Progress Software Corporation, a provider of application infrastructure software. Mr. Kane received a BBA in accountancy from the University of Notre Dame and an MBA in international finance from Babson College. He is a certified public accountant and a senior lecturer at the Sloan Graduate School of Business at MIT.

Lloyd R. Linnell has been our executive vice president and chief technology and information officer since July 2007. From April 2005 to January 2006, Mr. Linnell was part of the start-up team for Independent Mobile (IMO), a retail channel for mobile device technology and service. From April 2003 to November 2004, Mr. Linnell served as senior vice president for Worldwide Customer Care at Aspect Communications, a publicly traded software company that is a premier provider of enterprise software solutions in the call-center and outsourcing industry. Mr. Linnell was responsible for world-wide call center support, field support, professional services, and training and education. Additionally, Mr. Linnell held the position of chief information officer while at Aspect. From May 1996 through May 2002, Mr. Linnell served in various roles at Stream International, Inc., including chief information officer, vice president North American operations and chief technology officer. From 1990 through 1995, Mr. Linnell held various positions at US West, one of the seven regional Bell Operating Companies formed with the divestiture of the Bell System, including executive director and vice president of billing and corporate data. Mr. Linnell began his career in 1977 at Bell Telephone Laboratories Inc., and its successor, Bell Communications Research Inc. where he held positions of increasing responsibility in the Applied Research and Network Planning organizations from 1977 to 1990. Mr. Linnell holds a bachelor’s degree in electrical engineering from the University of Southern California and a master’s degree in electrical engineering from Northwestern University. Mr. Linnell is a registered financial advisor and holds a series 65 FINRA license.

Sheila M. Flaherty has been our executive vice president, general counsel and corporate secretary since July 2007. From January 2006 to May 2007, Ms. Flaherty was general counsel and vice president of Abiomed, Inc. a publicly traded medical technology company. From November 1998 to August 2004, Ms. Flaherty held several positions, including vice president, general counsel and secretary, at Modus Media, Inc., a privately held business process outsourcer in the global supply chain and hosting services sector. During her tenure at Modus Media, Ms. Flaherty handled several international debt transactions, as well as mergers, acquisitions and divestitures. From 1996 through 1997, Ms. Flaherty served as associate general counsel at Astra Pharmaceuticals, Inc., a pharmaceutical company. From 1993 to 1996, Ms. Flaherty practiced law with the law firm of Nutter, McClennen & Fish. Since 2007, Ms. Flaherty has also been a member of the Salt Lake Life Science Angels (SLLSA), an angel investment group targeting seed stage life science and healthcare companies in the Intermountain West. Ms. Flaherty received a bachelor’s degree from the University of Massachusetts and a Juris Doctorate from Georgetown University Law Center.

Kevin T. O’Leary has been a director of our company since July 2007. Since March 2007, Mr. O’Leary has also been on the strategic advisory board of Genstar Capital, LLC, a private equity firm that focuses on investments in selected segments of life science and healthcare services, industrial technology, business services and software. Mr. O’Leary is currently working as the entrepreneur/investor co-host for the Discovery Channel’s “10 Ways to Save the Planet” a new program that explores innovative ways man could reverse global warming. Since April 2004, Mr. O’Leary has been director of and investor in EnGlobe, a Toronto Stock Exchange-listed company that is one of Canada’s leading integrated environmental services companies specializing in the management of organic-based waste streams and contaminated soils. Since May 2007, Mr. O’Leary has been a director and investor of Iqzone.com, an early stage wireless marketing company. Mr. O’Leary is also a frequent co-host of Report on Business Television, Canada’s national business television specialty channel and a cast member and investor in Sony Television’s venture capital reality show Dragon’s Den. Mr. O’Leary was a co-investor and co-founder of Storage Now, Canada’s leading developer of climate controlled storage facilities, from January 2003 until its March 2007 acquisition by In Storage REIT. In 1986, Mr. O’Leary co-founded SoftKey Software Products. With Mr. O’Leary as its president, SoftKey (later re-named The Learning Company) grew rapidly and became a catalyst for consolidation in the consumer software industry. Mr. O’Leary was the president and a director of The Learning Company from 1986 until May 1999 following its acquisition by Mattel, Inc. for $4.2 billion in stock and the assumption of net debt. Mr. O’Leary received an honors bachelor degree in environmental studies and psychology from the University of Waterloo and a master’s of business administration from the University of Western Ontario, where he now serves on the executive board of The Richard Ivey School of Business.

M. Benjamin Howe has been a director of our company since July 2007. In 2003, Mr. Howe co-founded and became chief executive officer of America’s Growth Capital, a national, emerging growth focused research, trading and investment banking firm. In more than 20 years as an investment banker, Mr. Howe has completed more than 250 transactions. During Mr. Howe’s employment from 1999 to 2003, he served as managing director, head of mergers & acquisitions and executive committee member at SG Cowen Securities, a global investment bank. From 1996 to 1998, Mr. Howe served as the head of technology investment banking for the East Coast and Europe for Montgomery Securities, a national investment bank. Mr. Howe is a certified public accountant. Mr. Howe currently holds his Series 7, 24, 27, 55, 63 and 87 FINRA licenses. Mr. Howe received a bachelor of arts degree in economics from Trinity College and a master of science in accounting from the Stern School of Business.

Stephen D. R. Moore has been a director of our company since July 2007. Since July 2006, Mr. Moore has served as a director, president and chief operating officer at Enterprise Mobile, Inc., a company that provides a single point of delivery and support for deployment and management of Windows Mobile-based messaging and line of business application enablement within enterprise environments. From October 2005 to May 2006, Mr. Moore served as vice president of operations for IMO, a multi-carrier retail wireless start up. From September 2003 to July 2005, Mr. Moore served as senior vice president for operations and technology for NaviMedix, Inc, a venture backed health care infrastructure company. From 1994 to 1997, Mr. Moore served as president and chief operating officer of Stream International, Inc. In 1997, Stream International, Inc. divested into three separate business entities and from 1997 through 2002, Mr. Moore served as chairman and chief executive officer of the remaining entity, until its 2001 acquisition by Solectron Global Services Business. From 1992 to 1994, Mr. Moore served as president of Corporate Software, a software sales and services company which merged in 1994 with a division of R.R. Donnelley to form Stream International, Inc. Mr. Moore received a HNC in electrical and electronic engineering from the Northampton Institute of Science and Technology.

G. Drew Conway has been a director of our company since July 2007. Since June 2002, Mr. Conway has served as the chief executive officer of Sagent Healthstaff LLC, a healthcare-staffing company. Mr. Conway is the former chairman and chief executive officer of Renaissance Worldwide, Inc., a global provider of business and technology consulting services. Established in 1986, Renaissance provided consulting expertise in the focused areas of business strategy, enterprise solutions, government solutions and information technology consulting services. Mr. Conway guided the company through rapid growth and expansion having completed twenty-one acquisitions following the initial public offering of the company. As a leader in New England’s high tech community, Mr. Conway has served as New England Chapter President of the National Association of Computer Consulting Business for three terms. Mr. Conway has been a frequent speaker at the Fulcrum Series on mergers and acquisitions, and has been honored four times as a finalist of Ernst & Young’s Entrepreneur of the Year award. Mr. Conway currently serves on the boards of the Inner City Scholarship Fund Committee and Universal Solutions Group, Inc. Mr. Conway received a bachelor’s degree from the University of Maryland.

Paul G. Joubert has agreed to serve as a director of our company and is expected to join our board of directors effective July 1, 2008 upon his retirement from PricewaterhouseCoopers LLP, or PWC, an international accounting firm. If he elects to retire from PWC earlier than July 1, 2008, he may be appointed to our board of directors prior to July 1, 2008. Upon his appointment to our board of directors, we expect that Mr. Joubert will also become chairman of our audit committee. Since Mr. Joubert joined PWC in 1971 he has worked extensively with both public and private companies in start-up to mature stages of growth in the high technology, manufacturing and service industries. Mr. Joubert is the current PricewaterhouseCoopers LLP Northeast Marketing and Sales Market Leader and a partner in the Assurance practice of PWC. Prior to that Mr. Joubert was the leader of the Technology, InfoCom and Entertainment practice for the Northeast region of the United States. Prior to that Mr. Joubert served as Partner-in-Charge of the firm’s Middle Market Group and Chief of

Staff to the Vice-Chairman of domestic operations. He has been a frequent speaker and author on business and financial topics. Mr. Joubert has extensive experience with initial public offerings, public companies, mergers and acquisitions and venture capital funding. Mr. Joubert is a graduate of Northeastern University, where he received a bachelor of science in finance and accounting. He is active in numerous civic and professional associations including the National Council for Northeastern University, the Association for Corporate Growth, a former director and treasurer, and currently active member, of the Massachusetts Innovative and Technology Exchange and he serves on the Board of Overseers of the Museum of Science. He is also a member of the American Institute of Certified Public Accountants.

Rick Rosen has agreed to serve as a director of the combined company and is expected to join our board effective upon consummation of the merger. In 2003 Mr. Rosen spearheaded H.I.G.’s acquisition of Stream. Mr. Rosen is a managing director of H.I.G., a private equity firm with approximately $4 billion of capital under management. Mr. Rosen currently serves on the board of numerous H.I.G. portfolio companies, including Stream, and has been involved in all aspects of the investment process since joining H.I.G. in 1998, including sourcing, transaction structuring, financing, and execution of post-closing growth strategies. Prior to joining H.I.G., Mr. Rosen worked at General Electric Company and GE Capital as part of their mergers and acquisitions teams where he coordinated a variety of strategic acquisitions and as a member of the GE Corporate Finance Staff where he helped design and implement improved business strategies and operating processes for GE Capital’s business units. Mr. Rosen received his bachelor of arts degree from Stanford University and earned his M.B.A. from Harvard Business School.

Strategic Advisory Council

The role of the strategic advisory council is to provide advice to us in relation to both deal sourcing and potential acquisitions in the event we shall seek such advice. The members of the strategic advisory council will not receive any remuneration. In addition, the members of the strategic advisory council, unlike our board of directors, will owe us no fiduciary duties nor will they be entitled, in their capacities as members of the strategic advisory council, to vote on any transaction or other matters relating to the company. Furthermore, the members of the strategic advisory council, in their capacities as members of the strategic advisory council, will not be able to formally recommend any transactions to our stockholders on our behalf, to sit on the board of directors, or to sit on any committee of the board of directors. These limitations do not apply to the members in their capacity as stockholders and also will not apply to any strategic advisory council member who joins our board of directors at a later date, including Mr. Joubert.

Our strategic advisory council is comprised of members with extensive strategic planning, marketing financial, private equity, investment banking and transactional expertise, and assists and advises our board of directors and our officers regarding the implementation of our corporate strategic plan and the sourcing of a business combination.

Our strategic advisory council members are as follows:

Paul G. Joubert (see biography above)

Deborah Keeman is a member of our strategic advisory council and is also one of our founding stockholders. Since October 2007, Ms. Keeman has served as the vice president of marketing of Enterprise Mobile, Inc. Prior to that, Ms. Keeman was the vice president of global marketing for 3Com Corporation. Prior to 2006, Ms. Keeman spent over 10 years working in the BPO industry. From 2003 to 2006, she was vice president of marketing at Modus Media, Inc. (and its successor ModusLink Corporation), a privately held business process outsourcer in the global supply chain and hosted services sector that was acquired by CMGI in 2004. From 1996 to 2003, Ms. Keeman served in various roles at Stream International, Inc., including vice president of marketing, director of product marketing, and business unit director. Ms. Keeman’s executive roles have involved, among other things, developing strategic planning and initiatives, creating global marketing strategies, development of new services and extension of existing programs and building revenue growth and market share expansion programs.

Robert Wadsworth is a member of our strategic advisory council and is also one of our founding stockholders. Mr. Wadsworth is a managing director at HarbourVest Partners, LLC in Boston, MA, an independent global private equity investment firm. Mr. Wadsworth joined HarbourVest in 1986 and is a managing director with responsibility for overseeing direct investments. Mr. Wadsworth manages many of HarbourVest’s investment activities in both the industrial and information technology sectors. He is currently a director of Network Engines, Inc., a provider of storage and security server appliance products and services, Trintech Group PLC, a global provider of financial software and services, and VocalTec Communications, LTD., a global provider of carrier-class multimedia and voice-over-IP solutions, which are all public companies. He is also a director of Akibia, a provider of independent IT services, AWS Convergence (Weatherbug), a provider of global technology solutions, Camstar Systems, a provider of enterprise manufacturing execution and quality systems, Health Dialog, a provider of care management services, Kinaxis, a provider of on-demand Response Management service, and several other U.S. and non-U.S. private companies. Mr. Wadsworth’s prior experience includes management consulting with Booz, Allen & Hamilton, where he specialized in the areas of operations strategy and manufacturing productivity. He received a BS (Magna cum laude) in systems engineering and computer science from the University of Virginia in 1982 and an MBA (with distinction) from Harvard Business School in 1986. Mr. Wadsworth serves as a Trustee of the University of Virginia School of Engineering & Applied Science and the Dana Hall School.

Board of Directors and Committees of the Board

After the merger, GBPO’s board of directors will consist of at least six members. The members of GBPO’s board of directors will serve until the earlier of their resignation or their successor is duly qualified and elected.

The American Stock Exchange requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors has determined that each of Mr. O’Leary, Mr. Howe, Mr. Conway and Mr. Moore are independent directors as such term is defined under the rules of the American Stock Exchange and Rule 10A-3 of the Exchange Act. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Meetings and Attendance

GBPO’s board of directors met four times during the fiscal year ended December 31, 2007. During fiscal 2007, each director attended at least 75% of the aggregate of the number of board of directors meetings and the number of meetings held by all committees on which he then served.

Director Attendance at Annual Meeting of Stockholders

All directors are expected to attend the annual meeting.

Board Committees

Our board of directors has established two standing committees—audit, and nominating—each of which operates under a charter that has been approved by our board of directors. Current copies of each committee’s charter are posted on the corporate governance section of our website, www.globalbpo.biz.

Audit Committee

GBPO has established an audit committee of the board of directors, consisting of Messrs. Conway, Moore and Howe. Mr. Howe serves as the chairman of our audit committee. Upon his appointment to our board of directors, we expect that Mr. Joubert will become chairman of our audit committee. The independent directors we appointed to our audit committee are independent members of our board of directors, as defined by the rules of the SEC. The audit committee’s duties, which are specified in our audit committee charter, include, but are not limited to:

•	Serving as an independent and objective party to monitor our financial reporting process, audits of our financial statements and internal control system;

•	Approving the annual fees of our independent registered public accounting firm and their annual engagement as our auditors and appointment thereof by the stockholders;

•	Reviewing and appraising the audit efforts of our independent registered public accounting firm and internal finance department; and

•	Providing an open avenue of communications among our independent registered public accounting firm, financial and senior management, our internal finance department, and the board of directors.

The audit committee will at all times be composed exclusively of “independent directors” who, as required by the American Stock Exchange, are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

The board of directors has determined that Mr. Howe is “audit committee financial expert,” as defined under applicable SEC rules. Our audit committee met three times in fiscal 2007.

Nominating Committee

GBPO has established a nominating committee of the board of directors, consisting of Messrs. O’Leary, Howe and Moore. Each of Messrs. O’Leary, Howe and Moore is an independent director as defined by the rules of the American Stock Exchange and the SEC. Mr. O’Leary serves as the chairman of our nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others. Our nominating committee did not meet in fiscal 2007.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. The nominating committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

GBPO does not currently have a compensation committee. The board of directors does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee because it does not pay any of its executive officers a regular salary. The duties and responsibilities typically delegated to a compensation committee are included in the responsibilities of the entire board of directors.

Communications with the Board of Directors

The stockholders may communicate with the board of directors and executive officers, by sending written communications addressed to such person or persons in care of Global BPO Services Corp., 125 High Street, 30th Floor, Boston, MA 02110. All communications will be compiled by the Secretary and submitted to the addressee.

Code of Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.globalbpo.biz. In addition, we intend to post on our website all disclosures that are required by law or American Stock Exchange listing standards concerning any amendments to, or waivers from, any provision of the code.

Compensation for Officers and Directors

No officer has received any cash compensation for services rendered to us. Except as described below, no compensation of any kind, including finders, consulting fees or other similar compensation will be paid to any of our founding stockholders or any of their respective affiliates, prior to or in connection with a business combination. However, such individuals and entities will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our directors and officers will not be paid any executive compensation, board fees or other such amounts prior to consummation of an approved acquisition. After which time, it is possible that some or all of our officers will become our employees and be paid market based salaries, be eligible for bonuses, receive stock and/or option awards and be eligible for severance benefits and other employment related benefits as part of entering into an employment contract with us. We would also expect that our directors who continue to act in the capacity of directors following a successful business combination will receive market based compensation for attending board of directors meetings, providing advice, corporate governance and be eligible to receive stock and/or option awards. Such arrangements will be fully disclosed to stockholders, to the extent known, in the proxy solicitation materials furnished to stockholders at the time of a proposed target acquisition. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because of the foregoing, we will generally not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement.

Compensation Discussion and Analysis

GBPO’s board of directors has not formed a compensation committee because it does not pay any of its executive officers a regular salary. The duties and responsibilities typically delegated to a compensation committee are included in the responsibilities of the entire board of directors. The foundation of GBPO’s compensation policy will be that compensation paid to executive officers should be aligned on a long and short term basis. The general compensation policy of the board of directors is that total compensation should be tied to individual performance and supplemented with awards tied GBPO’s performance in achieving financial and non-financial objectives. Upon the consummation of the merger with Stream, GBPO will commence paying its officers regular salaries. Provided that the 2008 stock incentive plan is adopted by the stockholders at the Annual Meeting, GBPO’s officers will become eligible for grants under the 2008 stock incentive plan. GBPO’s board of directors will form a compensation committee after the consummation of the merger and authorize it to administer the 2008 stock incentive plan.

Summary Compensation Table

GBPO did not pay any of its executive officers salary or compensation during fiscal 2007.

Grants of Plan-Based Awards

GBPO does not have an existing incentive plan for the grant of options or other awards.

Outstanding Equity Awards at Fiscal Year-End

GBPO does not have an existing incentive plan for the grant of options or other awards.

Option Exercises and Stock Vested

GBPO does not have an existing incentive plan for the grant of options or other awards.

Directors’ Compensation

GBPO did not pay any compensation to its directors during fiscal 2007.

Equity Compensation Plan

GBPO does not currently have any authorized or outstanding equity compensation plans.

Compensation Committee Interlocks and Insider Participation

GBPO’s board of directors has not established a compensation committee. In accordance with American Stock Exchange requirements, a majority of the independent directors of the board of directors will determine the compensation of the executive officers. Messrs. Howe, O’Leary, Moore and Conway are the independent directors of the board of directors. Neither of them was, or has been, an officer or employee of GBPO, or has a relationship that would constitute an interlocking relationship with executive officers or directors of GBPO or another entity.

Auditors’ Fees

The following table summarizes the fees of BDO Seidman, LLP, its independent registered public accounting firm, billed to us for the last fiscal year.

Fee Category	Fiscal 2007
Audit Fees(1)	$113,761
Audit-Related Fees	$—
Tax Fees	$—

Total Fees	$113,761

(1)	Audit fees consist of fees for the audit of our financial statements, review of our registration statement on Form S-1 and issuance of comfort letters, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our audit committee may also delegate to a subcommittee of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires GBPO’s officers and directors and persons who beneficially own more than 10% of GBPO’s common stock to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of GBPO are also required by SEC regulations to furnish GBPO with copies of all Section 16(a) forms they file.

Based solely on GBPO’s review of the copies of such forms, all reports were filed on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of January 31, 2008, with respect to the beneficial ownership of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated, each person or entity named in the table is expected to have sole voting and investment power with respect to all shares of our capital stock shown as beneficially owned, subject to applicable community property laws. As of January 31, 2008, 39,062,500 shares of GBPO common stock were issued and outstanding. The percentage of beneficial ownership after the merger set forth below gives effect to the issuance of 1,812,500 shares of GBPO common stock in the merger and is based on 40,875,000 shares of our common stock estimated to be outstanding immediately following completion of the merger and no exercise of outstanding GBPO warrants.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner and Management(1)	Number of Shares of Common Stock Beneficially Owned Before the Merger	Approximate Percentage of Outstanding Common Stock Beneficially Owned Before the Merger	Approximate Percentage of Outstanding Common Stock Beneficially Owned After the Merger
(i) Certain Beneficial Owners:
Trillium Capital LLC(2)	6,444,313	15.3	14.7
Third Point LLC(3)	3,125,000	8.0	7.7
QVT Financial LP(4)	3,075,600	7.9	7.5
HBK Investments L.P.(5)	2,905,503	7.4	7.1
Weiss Asset Management, LLC(6)	2,603,640	6.7	6.4
Fir Tree, Inc.(7)	2,096,500	5.4	5.1

(ii) Directors (which includes all nominees) and executives:
R. Scott Murray(8)	6,444,313	15.3	14.7
Lloyd R. Linnell(9)	1,616,278	4.1	3.9
Charles F. Kane(10)	1,056,815	2.7	2.6
Sheila M. Flaherty(11)	1,056,815	2.7	2.6
Kevin T. O’Leary(12)	967,254	2.4	2.3
G. Drew Conway(13)	936,198	2.4	2.3
M. Benjamin Howe(14)	936,198	2.4	2.3
Stephen D. R. Moore(15)	661,198	1.7	1.6
(iii) All Directors and executive officers as a group(8 persons)(16)	13,675,069	30.0	28.8

(1)	Unless otherwise noted, the business address of each of the individuals is c/o Global BPO Services Corp., 125 High Street, 30th Floor, Boston, MA 02110.

(2)	Trillium Capital LLC is a limited liability company affiliated with GBPO’s chairman of the board, president and chief executive officer. Includes warrants to purchase 3,025,000 shares of GBPO common stock.

(3)	Derived from a Schedule 13G, jointly filed with the SEC on October 29, 2007 by Third Point LLC, Daniel S. Loeb and Third Point Offshore Fund, Ltd. As reported in the Schedule 13G, each of Third Point LLC and Daniel S. Loeb is the beneficial owner of 3,125,000 shares of GBPO common stock and Third Point Offshore Fund, Ltd. is the beneficial owner of 2,081,800 shares of GBPO common stock. Mr. Loeb is the chief executive officer of Third Point LLC and controls its business activities, with respect to shares of GBPO’s common stock indirectly beneficially owned by Mr. Loeb by virtue of such position. Third Point Offshore Fund, Ltd., invests and trades in securities, with respect to shares of GBPO’s common stock directly held by it. The business address of the Third Point LLC and Mr. Loeb is 390 Park Avenue, New York, New York 10022. The business address of Third Point Offshore Fund, Ltd. is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands, British West Indies.

(4)	Derived from a Schedule 13G, jointly filed with the SEC on January 31, 2008 by QVT Financial LP, QVT Financial GP LLC, QVT Fund LP and QVT Associates GP LLC. As reported in the Schedule 13G, QVT Financial LP is the investment manager of QVT Fund LP, which beneficially owns 2,534,321 shares of GBPO common stock and for Quintessence Fund L.P., which beneficially owns 272,739 shares of GBPO common stock. QVT Financial LP is also the investment manager for a separate discretionary account managed for Deutsche Bank AG, which holds 268,540 shares of GBPO common stock. QVT Financial LP has the power to direct the vote and disposition of the GBPO common stock held by QVT Fund LP, Quintessence Fund L.P. and the separate discretionary account managed for Deutsche Bank AG. Accordingly, QVT Financial LP may be deemed to be the beneficial owner of an aggregate amount of 3,075,600 shares of GBPO common stock, consisting of the shares owned by QVT Fund LP and Quintessence Fund L.P. and the shares held in a separate discretionary account managed for Deutsche Bank AG. QVT Financial GP LLC, as the general partner of QVT Financial LP, may be deemed to beneficially own the same number of shares of GBPO common stock reported by QVT Financial LP. QVT Associates GP LLC, as General Partner of the QVT Fund LP and Quintessence Fund L.P., may be deemed to beneficially own the aggregate number of shares of GBPO common stock owned by the QVT Fund LP and Quintessence Fund L.P., and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate amount of 2,807,060 shares of GBPO common stock. The business address of QVT Financial LP, QVT Financial GP LLC and QVT Associates GP LLC is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036. The business address of QVT Fund LP is Walkers SPV, Walkers House, Mary Street, George Town, Grand Cayman, KY1 9001 Cayman Islands.

(5)	Derived from a Schedule 13G/A, jointly filed with the SEC on February 5, 2008 by HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. As reported in the Schedule 13G/A, each of HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. is the beneficial owner of 2,905,503 shares of GBPO common stock. HBK Investments L.P. has delegated discretion to vote and dispose of the GBPO common stock to HBK Services LLC. HBK Services LLC may, from time to time, delegate discretion to vote and dispose of certain of the GBPO common stock to HBK New York LLC, HBK Virginia LLC, HBK Europe Management LLP and/or HBK Hong Kong Ltd. Each of HBK Services LLC and these other entities is under common control with HBK Investments L.P. The business address for each entity is 300 Crescent Court, Suite 700 Dallas, Texas 75201.

(6)

Derived from a Schedule 13G, jointly filed with the SEC on February 7, 2008 by Weiss Asset Management, LLC, Weiss Capital, LLC and Andrew M. Weiss. As reported in the Schedule 13G, Weiss Asset Management, LLC, is the beneficial owner of 1,794,302 shares of GBPO common stock and has shared power to vote and dispose of such shares. Weiss Capital, LLC is the beneficial owner of 809,338 shares of GBPO common stock and has shared power to vote and dispose of such shares. Andrew M. Weiss is the beneficial owner of 2,603,640 shares of GBPO common stock. and has shared power to vote and dispose of such shares. Shares reported for Weiss Asset Management, LLC include shares beneficially owned by a private investment partnership of which Weiss Asset Management, LLC is the sole general partner.

Shares reported for Weiss Capital, LLC include shares beneficially owned by a private investment corporation of which Weiss Capital, LLC is the sole investment manager. Shares reported for Andrew Weiss include shares beneficially owned by a private investment partnership of which Weiss Asset Management, LLC is the sole general partner and which may be deemed to be controlled by Mr. Weiss, who is the Managing Member of Weiss Asset Management, LLC and also includes shares held by a private investment corporation which may be deemed to be controlled by Mr. Weiss, who is the managing member of Weiss Capital, LLC the Investment Manager of such private investment corporation. The business address for each entity is 29 Commonwealth Avenue, 10th Floor, Boston, Massachusetts 02116.

(7)	Derived from a Schedule 13G, jointly filed with the SEC on October 29, 2007 by Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc. Fir Tree, Inc. is the investment manager of both Sapling, LLC and Fir Tree Recovery Master Fund, L.P. As reported in the Schedule 13G, Sapling, LLC is the beneficial owner of 2,096,500 shares of GBPO common stock, Fir Tree Recovery Master Fund, L.P. is the beneficial owner of 403,500 shares of GBPO common stock. Fir Tree, Inc. is the beneficial owner of 2,500,000 shares of GBPO common stock. As a result of being the investment manager of Sapling, LLC and Fir Tree Recovery Master Fund, L.P., Fir Tree, Inc. may be deemed to beneficially own the shares of GBPO common stock held by each of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. Furthermore, Fir Tree, Inc. has been granted investment discretion over the GBPO common stock held by Sapling, LLC and Fir Tree Recovery Master Fund, L.P. The business address of Fir Tree, Inc. and Sapling, LLC is 505 Fifth Avenue, 23rd Floor, New York, New York 10017. The business address of Fir Tree Recovery Master Fund, L.P. is c/o Admiral Administration Ltd., Admiral Financial Center, 5th Floor, 90 Fort Street, Box 32021 SMB, Grand Cayman, Cayman Islands.

(8)	Consists of shares held by Trillium Capital LLC and includes warrants to purchase 3,025,000 shares of GBPO common stock. Pursuant to the terms of the limited liability company agreement of Trillium Capital LLC, R. Scott Murray and The R. Scott Murray Remainder Trust—2000, the two current members of Trillium Capital LLC, are permitted to transfer their membership interests with the consent of the manager who is also GBPO’s chief executive officer, subject to compliance with federal and state securities laws. Any person who acquires in any manner whatsoever a membership interest in Trillium Capital LLC, whether or not such person has accepted and assumed in writing the terms and provisions of the limited liability company agreement or been admitted into the LLC as a member, shall be deemed to have agreed to be subject to and bound by all of the obligations of the limited liability company agreement with respect to such membership interest and shall be subject to the provisions of the limited liability company agreement with respect to any subsequent transfer of such membership interest.

(9)	Includes warrants to purchase 750,000 shares of GBPO common stock.

(10)	Includes warrants to purchase 500,000 shares of GBPO common stock.

(11)	Includes warrants to purchase 500,000 shares of GBPO common stock.

(12)	Includes warrants to purchase 500,000 shares of GBPO common stock.

(13)	Includes warrants to purchase 500,000 shares of GBPO common stock.

(14)	Includes warrants to purchase 500,000 shares of GBPO common stock.

(15)	Includes warrants to purchase 350,000 shares of GBPO common stock.

(16)	Includes warrants to purchase 6,625,000 shares of GBPO common stock.

In connection with the vote required for our initial business combination, each of the founding stockholders has agreed to vote all shares of GBPO common stock acquired prior to the IPO, and any shares of common stock acquired in or after the IPO, in the same manner as the majority of the votes cast by the holders of the common stock issued in the IPO other than the founding stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since inception, GBPO has issued 7,812,500 shares of its common stock to its founding stockholders listed below for an aggregate amount of approximately $43,437.51 in cash, at a purchase price of approximately $0.0056 per share, after the redemption of 1,171,874 shares because GBPO’s underwriters’ over-allotment option was not exercised.

Name	Number of Shares	Relationship to GBPO
Trillium Capital LLC	3,419,313	Limited liability company affiliated with our Chairman of the Board of Directors, President and Chief Executive Officer
M. Benjamin Howe	436,198	Director
Kevin T. O’Leary	467,254	Director
Stephen D. R. Moore	311,198	Director
G. Drew Conway	436,198	Director
Charles F. Kane	556,815	Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer
Lloyd R. Linnell	866,278	Executive Vice President and Chief Technology and Information Officer
Sheila M. Flaherty	556,815	Executive Vice President, General Counsel and Corporate Secretary
Paul G. Joubert	467,254	Member of our Strategic Advisory Council
Robert Wadsworth	273,438	Member of our Strategic Advisory Council
Deborah Keeman	21,739	Member of our Strategic Advisory Council

Immediately after GBPO’s IPO, its founding stockholders, collectively, beneficially owned 20% of the then issued and outstanding shares of GBPO’s common stock. Because of this ownership block, these stockholders may be able to effectively influence the outcome of all matters requiring approval by GBPO’s stockholders, including the election of directors and approval of significant corporate transactions other than approval of a business combination.

Certain of GBPO’s founding stockholders, or their designees, purchased an aggregate of 7,500,000 warrants from GBPO at a price of $1.00 per warrant on October 17, 2007. The founder warrants will not be sold or transferred by the purchaser who initially purchased these units from GBPO until the completion of GBPO’s initial business combination. The $7,500,000 purchase price of the founder warrants were added to the proceeds of GBPO’s IPO to be held in the trust account pending GBPO’s completion of one or more business combinations. If GBPO does not complete one or more business combinations, then the $7,500,000 purchase price of the founder warrants will become part of the liquidation amount distributed to GBPO’s public stockholders on a pro rata basis from GBPO’s trust account and the founder warrants will become worthless.

Holders of 7,812,500 shares of common stock that were outstanding prior to GBPO’s IPO are entitled to registration rights. The holders of a majority of all of (i) the shares of common stock owned or held by the founding stockholders, (ii) the founder warrants and (iii) the shares of common stock issuable upon the exercise of the founder warrants will be entitled to make up to two demands that GBPO register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time commencing on or after the date on which these shares are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the date on which these shares are released from escrow. GBPO will bear the expenses incurred in connection with the filing of any such registration statements.

Prior to the October 17, 2007, certain of GBPO’s officers and directors advanced an aggregate of $200,000 to GBPO to cover expenses related to GBPO’s IPO, such as SEC registration fees, FINRA registration fees, AMEX listing fees and legal and accounting fees and expenses. The loan was repaid out of the net proceeds of GBPO’s IPO not held in trust on October 31, 2007.

GBPO will reimburse its founding stockholders, subject to board approval, for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, as well as traveling to and from the offices, service centers or similar locations of prospective target acquisitions to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by GBPO, which will be reviewed only by GBPO’s board of directors or a court of competent jurisdiction if such reimbursement is challenged. Accountable out-of-pocket expenses incurred by GBPO’s officers, directors and members of its strategic advisory council will not be repaid out of proceeds held in trust until these proceeds are released to us upon the completion of a business combination, provided there are sufficient funds available for reimbursement after such consummation.

Other than the reimbursable out-of-pocket expenses payable to GBPO’s founding stockholders, no compensation or fees of any kind, including finders, consulting fees or other similar compensation, will be paid to any of GBPO’s founding stockholders who owned GBPO common stock prior to its IPO, or to any of their respective affiliates prior to or with respect to a business combination, other than fees more fully described under “—Conflicts of Interest.”

GBPO’s founding stockholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount held outside of the trust account unless the business combination is consummated and there are sufficient funds available for reimbursement after such consummation. The financial interest of such persons could influence their motivation in selecting a target business and thus, there may be a conflict of interest when determining whether a particular business combination is in the stockholders’ best interest.

All ongoing and future transactions between GBPO and any of its founding stockholders or their respective affiliates will be on terms believed by us to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of our disinterested “independent” directors or the members of GBPO’s board of directors who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless GBPO’s disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Conflicts of Interest

Potential investors should be aware of the following potential conflicts of interest:

•

None of GBPO’s officers and directors is required to commit their full time to our affairs and, accordingly, each of them may have conflicts of interest in allocating their time among various business activities. However, it is GBPO’s current expectation that its officers will devote the majority of their time, as necessary, to the management GBPO. GBPO’s current officers are not employed by any other corporation at this time.

•

Since GBPO’s founding stockholders own shares of GBPO’s common stock which will be released from escrow only if a business combination is successfully completed and since GBPO’s founder stockholders own securities which will become worthless if a business combination is not consummated, GBPO’s board, whose members are founding stockholders, may have a conflict of interest in determining whether a particular target acquisition is appropriate to effect a business combination. Additionally, members of GBPO’s executive management may enter into consulting or employment agreements with us following the closing of the merger, pursuant to which they may be entitled to compensation for their services. The personal and financial interests of GBPO’s directors and officers may influence their motivation in identifying and selecting a target acquisition, timely completing a business combination and securing the release of their stock.

Review, Approval or Ratification of Transactions with Related Persons

GBPO’s policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation-related matters, be reviewed and approved or ratified by a majority of independent, disinterested directors. GBPO has not adopted procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case by case basis. During the last fiscal year, no transactions with a related party have occurred that required a waiver of GBPO’s policy nor have any transactions with a related party occurred in which GBPO did not follow our policy.

Trillium Capital LLC makes available to GBPO general services including office space. GBPO agreed to pay Trillium $10,000 per month for these services. Through                     , 2008, an aggregate of approximately $ has been incurred for such services. Trillium is a limited liability company affiliated with GBPO’s chairman of the board, president and chief executive officer, R. Scott Murray. This arrangement is solely for GBPO’s benefit and is not intended to provide Trillium or Mr. Murray compensation in lieu of salary. We believe, based on rents and fees for similar services in Boston, Massachusetts, that the fee charged by Trillium is at least as favorable as we could have obtained from an unaffiliated person.

DESCRIPTION OF SECURITIES

General

GBPO is currently authorized to issue up to 119,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. As of January 31, 2008, 39,062,500 shares of common stock are outstanding, held by 12 record stockholders. No shares of preferred stock are currently outstanding.

Units

Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock. The warrants started separately trading on November 27, 2007.

Common stock

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. In connection with the stockholder vote required to approve any business combination, each of the founding stockholders has agreed to vote all shares of GBPO common stock acquired prior to the IPO, and any shares of common stock acquired in or after the IPO, in the same manner as the majority of the votes cast by the holders of the common stock issued in the IPO other than the founding stockholders, who vote at the special or annual meeting called for the purpose of approving a business combination.

GBPO will proceed with a business combination only if: (i) a majority of the shares of common stock voted by the holders of the common stock issued in GBPO’s IPO are voted in favor of the business combination and (ii) public stockholders owning less than 30% of the shares sold in GBPO’s IPO exercise their conversion rights discussed below.

If GBPO is forced to liquidate its trust account because it has not consummated a business combination by October 17, 2009, GBPO’s public stockholders are entitled to share ratably in the trust account, inclusive of any interest (net of taxes payable on the interest earned thereon and $             of interest earned on the trust account that has been released to GBPO as of                     , 2008), and any net assets remaining available for distribution to them after payment of liabilities. GBPO’s founding stockholders have waived their respective rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination but only with respect to the shares of common stock owned by them prior to GBPO’s IPO, including the shares of common stock underlying the founder warrants.

GBPO’s stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust account if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into their share of the trust account still have the right to exercise the warrants that they received as part of the units.

Holders of 7,812,500 shares of common stock that were outstanding prior to GBPO’s IPO are entitled to registration rights. The holders of a majority of all of (i) the shares of common stock owned or held by the founding stockholders, (ii) the founder warrants and (iii) the shares of common stock issuable upon the exercise of the founder warrants will be entitled to make up to two demands that GBPO register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time commencing on or after the date on which these shares are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the date on which these shares are released from escrow. GBPO will bear the expenses incurred in connection with the filing of any such registration statements.

Preferred stock

GBPO’s second amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock were issued or registered in GBPO’s IPO. Accordingly, GBPO’s board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. However, GBPO’s underwriting agreement entered into in connection with its IPO prohibits it, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination. GBPO may issue some or all of the preferred stock to effect a business combination, although GBPO will not issue any preferred stock in connection with the merger. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

GBPO currently has warrants outstanding to purchase 38,750,000 shares of GBPO common stock. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $6.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination; and

•	October 17, 2008.

The warrants will expire on October 17, 2011 at 5:00 p.m., New York City time. GBPO may call the warrants for redemption, other than the warrants included in and underlying the founder warrants (including any warrants issued upon exercise of the unit purchase option) at any time after the warrants become exercisable:

•	in whole and not in part;

•	at a price of $0.01 per warrant at any time after the warrants become exercisable;

•	upon a minimum of 30 days prior written notice of redemption to each warrant holder; and

•

if, and only if, the last sale price of the common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and GBPO.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to GBPO, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, GBPO has agreed to use its best efforts to maintain a current registration statement relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. If GBPO is unable to maintain the effectiveness of such registration statement until the expiration of the warrants, and therefore is unable to deliver registered shares of common stock, the warrants will become worthless. Such expiration would result in each holder paying the full unit purchase price solely for the shares of common stock underlying the unit. Additionally, the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock are not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside. In no event will the registered holders of a warrant be entitled to receive a net cash settlement, stock, or other consideration in lieu of physical settlement in shares of GBPO’s common stock.

No fractional shares of common stock will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, GBPO will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Certain of our founding stockholders, or their designees, purchased an aggregate of 7,500,000 warrants from us at a price of $1.00 per warrant on October 17, 2007. The founder warrants have terms and provisions that are identical to the warrants sold in GBPO’s IPO, except that (i) such founder warrants will be placed in escrow and not released before, except in limited circumstances, one year from the consummation of a business combination, (ii) such founder warrants will be non-redeemable as long as the founding stockholders hold them, (iii) such founder warrants are exercisable in the absence of an effective registration statement covering the shares of common stock underlying the warrants, (iv) such founder warrants may be exercised on a cashless basis and (v) such founder warrants are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a registration rights agreement to be signed upon or prior to the consummation of this offering. The transfer restriction does not apply to transfers made pursuant to registration or an exemption that are occasioned by operation of law or for estate planning purposes, while remaining in escrow. The non-redemption provision does not apply to warrants included in units or otherwise purchased in open market transactions, if any. The price of the warrants was arbitrarily established by GBPO and the representative of GBPO’s underwriters after giving consideration to numerous factors, including but not limited to, the pricing of units in the IPO, the pricing associated with warrants in other blank-check financings in both the public after-market and any pre-offering private placement, and the warrant purchase obligations of managers in similar type transactions. No particular weighting was given to any one aspect of those factors considered. GBPO has not performed any method of valuation of the warrants. As part of the negotiations between the representative of GBPO’s underwriters and GBPO’s management, management agreed to purchase the warrants directly from GBPO and not in open market transactions. By making a direct investment in GBPO, the amount held in trust pending a business combination has been increased. The purchase of GBPO’s securities in a private placement also has the benefit of reducing any concerns about open-market purchases by affiliates present in other blank check offerings.

The founder warrants will become worthless if GBPO does not consummate a business combination. The personal and financial interests of GBPO’s affiliates may influence their motivation in identifying and selecting a target business and completing a business combination in a timely manner. Consequently, GBPO’s officers and directors’ discretion in identifying and selecting a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of a particular business combination are appropriate and in our stockholders’ best interest.

Unit Purchase Option

In connection with its IPO, GBPO agreed to sell to its underwriters in its IPO, for $100, an option to purchase up to a total of 1,562,500 units. The units issuable upon exercise of this option are identical to those offered in GBPO’s IPO, except that the warrants included in the option have an exercise price of $7.20 (120% of the exercise price of the warrants included in the units sold in GBPO’s IPO). This option is exercisable at $9.60 per unit, commencing on the later of the consummation of a business combination and October 17, 2008 and expiring October 17, 2011. The exercise price and the number of units issuable upon exercise of the option may be adjusted in certain circumstances.

Transfer Agent and Warrant Agent

GBPO’s transfer agent for its securities and warrant agent for its warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

PRICE RANGE OF GBPO SECURITIES AND DIVIDENDS

Price Range of Common Stock

GBPO’s units, which consist of one share of our common stock, par value $.001 per share, and one warrant, each to purchase an additional share of our common stock, are listed on the American Stock Exchange under the symbol “OOO.U.” Our common stock is listed separately on the American Stock Exchange under the symbol “OOO” and commenced trading separately on November 27, 2007. Our warrants are listed separately on the American Stock Exchange under the symbol “OOO.WS” and commenced trading separately November 27, 2007. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $6.00 commencing the later of the completion of a business combination or October 17, 2008. Our warrants will expire at 5:00 p.m., New York City time, on October 17, 2011, or earlier upon redemption.

The following tables set forth, for the calendar quarter indicated, the quarterly high and low closing prices of GBPO’s units, common stock and warrants, respectively, as reported on the American Stock Exchange.

Units

Quarter Ended	High	Low
December 31, 2007 (since October 17, 2007)	$8.05	$7.75
January 1, 2008 to February 11, 2008	$8.10	$7.96

Common Stock

Quarter Ended	High	Low
December 31, 2007 (since November 27, 2007)	$7.35	$7.15
January 1, 2008 to February 11, 2008	$7.57	$7.21

Warrants

Quarter Ended	High	Low
December 31, 2007 (since November 27, 2007)	$0.68	$0.58
January 1, 2008 to February 11, 2008	$0.69	$0.50

Holders of GBPO common stock, warrants and units should obtain current market quotations for their securities. The market price of GBPO common stock, warrants and units could vary at any time before the merger.

Holders

As of January 31, 2008, there was 1 holder of record of GBPO units, 12 holders of record of GBPO common stock and 11 holders of record of GBPO warrants.

Dividends

GBPO has not paid any dividends on our common stock to date and does not intend to pay dividends prior to the completion of the merger. It is the current intention of GBPO’s board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends subsequent to the merger will be within the discretion of our then board of directors and will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger.

COMPARATIVE PER SHARE INFORMATION

The following table sets forth selected historical share ownership information of GBPO and Stream and unaudited pro forma combined per share ownership information after giving effect to the merger, assuming both maximum approval and minimum approval of the merger by GBPO stockholders. We are providing this information to aid you in your analysis of the financial aspects of the merger proposal. The historical information should be read in conjunction with the selected historical financial information included elsewhere in this proxy statement and the historical financial statements of GBPO and Stream and the related notes thereto included elsewhere in this proxy statement. The unaudited pro forma per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma consolidated per share income information does not purport to represent what the actual results of operations of GBPO and Stream would have been had the companies been combined or to project GBPO and Stream’s results of operations that may be achieved after the merger. The unaudited pro forma book value per share information below does not purport to represent what the value of GBPO and Stream would have been had the companies been combined nor book value per share for any future date or period.

	GBPO		Stream		Pro Forma Combined(1)
Number of shares of common stock outstanding upon consummation of the merger:
Assuming minimum approval	30,859,375		1,812,500		32,671,875
	94%		6%		100%
Assuming maximum approval	40,234,374		1,812,500		42,046,874
	96%		4%		100%
Net loss per share—historical:
Year ended December 31, 2006	n/a	(2)	n/a	(4)
Nine months ended September 30, 2007	$0.00	(2)	n/a	(4)
Book value per share—historical September 30, 2007	$5.35	(3)	n/a	(4)
Net loss per share—pro forma:
Year ended December 31, 2006
Assuming minimum approval					$(0.11)
Assuming maximum approval					$(0.09)
Nine months ended September 30, 2007
Assuming minimum approval					$(0.15)
Assuming maximum approval					$(0.12)
Book value per share—pro forma September 30, 2007
Assuming minimum approval					$5.50
Assuming maximum approval					$6.03

(1)	Pro forma per share amounts were determined based upon the GBPO shares after the IPO and the shares to be issued in connection with the merger (excluding shares subject to conversion for the minimum approval per share amount).
(2)	Operations of GBPO are for the period from inception (June 26, 2007) to October 23, 2007.
(3)	Historical book value per share for GBPO was computed based on the book value of GBPO divided by the issued and outstanding shares of GBPO common stock (excluding shares subject to possible conversion). For purposes of this calculation the amounts were calculated as of October 23, 2007, the closing date of GBPO’s IPO.
(4)	No per share information is provided as Stream is a privately-held company.

APPRAISAL RIGHTS

GBPO stockholders do not have appraisal rights in connection with the merger under the DGCL.

INDEPENDENT ACCOUNTANTS

Representatives of GBPO’s independent registered public accounting firm, BDO Seidman LLP, will be present at the annual meeting of the stockholders. The representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

WHERE YOU CAN FIND MORE INFORMATION

GBPO files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by GBPO with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information regarding GBPO at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this document relating to GBPO has been supplied by GBPO, and all such information relating to Stream has been supplied by Stream. Information provided by one another does not constitute any representation, estimate or projection of the other.

Only one proxy statement is being delivered to multiple securityholders who share an address. However, if you would like an additional separate copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge.

If you would like additional copies of this document or if you have questions about the merger, you should contact via phone or in writing:

Sheila M. Flaherty

Executive Vice President and General Counsel

Global BPO Services Corp.

125 High Street, 30th Floor

Boston, MA 02110

(617) 517-3252

STOCKHOLDER PROPOSALS

The GBPO 2009 annual meeting of stockholders will be held on or about                     , 2009 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2009 annual meeting, you need to provide it to us by no later than                     , 2009. You should direct any proposals to GBPO’s secretary at GBPO’s principal office. If you want to present a matter of business to be considered at the 2009 annual meeting, under GBPO’s by-laws you must give timely notice of the matter, in writing, to its secretary. GBPO must receive this required notice at least 90 days, but no more than 120 days, before the first anniversary of the 2008 annual meeting. However, if the date of the 2009 annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2008 annual meeting, then GBPO must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2009 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2009 annual meeting and (2) the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first.

INDEX TO FINANCIAL STATEMENTS OF GLOBAL BPO SERVICES CORP.

(A Development Stage Company)

Financial Statements

As at and for the period from June 26, 2007 (date of inception) to October 23, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Stockholders of

Global BPO Services Corp.

We have audited the accompanying balance sheet of Global BPO Services Corp. (a development stage company) as of October 23, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period from June 26, 2007 (date of inception) to October 23, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global BPO Services Corp. as of October 23, 2007 and the results of its operations and its cash flows for the period from June 26, 2007 (date of inception) to October 23, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/    BDO SEIDMAN, LLP

Boston, MA

October 25, 2007

GLOBAL BPO SERVICES CORP.

(A Development Stage Company)

BALANCE SHEET

As of October 23, 2007

ASSETS:
Current assets:
Cash and cash equivalents	$1,225,448
Cash and cash equivalents held in Trust	246,300,000
Prepaid expenses	169,450

Total current assets	247,694,898
Equipment, net	12,678

TOTAL ASSETS	$247,707,576

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Notes payable—stockholders	$200,000
Deferred underwriting fee	7,500,000
Accrued offering costs	774,869
Accrued expenses—other	179,805

Total current liabilities	8,654,674

Common stock subject to possible conversion (9,374,999 shares at conversion value)	73,874,992

STOCKHOLDERS’ EQUITY:
Preferred Stock, $0.001 par value, 1,000,000 shares authorized; none outstanding	—
Common Stock, $0.001 par value, 119,000,000 shares authorized; 30,859,375 shares issued and outstanding (excluding 9,374,999 shares subject to possible conversion)	30,859
Additional paid-in-capital	165,172,491
Deficit accumulated during the development stage	(25,440)

Total stockholders’ equity	165,177,910

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$247,707,576

See notes to financial statements

GLOBAL BPO SERVICES CORP.

(A Development Stage Company)

STATEMENT OF OPERATIONS

For the period from June 26, 2007 (date of inception) to October 23, 2007

Expenses:
Formation, general and administrative costs	$22,235
Interest expense to certain founding stockholders	3,205

Net loss for the period	$(25,440)

Weighted average number of shares outstanding	9,833,994

Net loss per share—basic and diluted	$(.00)

See notes to financial statements

GLOBAL BPO SERVICES CORP.

(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY

For the period from June 26, 2007 (date of inception) to October 23, 2007

	Common Stock		Additional Paid-in- Capital	Deficit Accumulated During the Development Stage	Total
	Shares	Amount
Issuance of common stock to founding stockholders	8,984,374	$8,984	$41,016	$—	$50,000

Proceeds from sale of underwriters purchase option	—	—	100	—	100

Proceeds from issuance of warrants	—	—	7,500,000	—	7,500,000

Sale of 31,250,000 units through public offering net of underwriters’ discount and offering expenses of $971,858 and net of $73,874,992 proceeds allocable to 9,374,999 shares of common stock subject to possible conversion	21,875,001	21,875	157,631,375	—	157,653,250

Net loss for the period	—	—	—	(25,440)	(25,440)

Balance at October 23, 2007	30,859,375	$30,859	$165,172,491	$(25,440)	$165,177,910

See notes to financial statements

GLOBAL BPO SERVICES CORP.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

For the period from June 26, 2007 (date of inception) to October 23, 2007

Cash flows used in operating activities:
Net loss for the period	$(25,440)

Adjustments to reconcile net loss to net cash used by operating activities:
Changes in current assets and liabilities:
Prepaid expenses	(169,450)
Accrued expenses—other	179,805

Net cash used in operating activities	(15,085)

Cash flows from financing activities:
Proceeds from notes payable—stockholders	200,000
Proceeds from issuance of common stock to founding stockholders	50,000
Proceeds from issuance of warrants to founding stockholders	7,500,000
Proceeds from purchase of underwriters’ purchase option	100
Portion of net proceeds from sale of units through public offering allocable to shares of common stock subject to possible conversion	73,874,992
Net proceeds from sale of units through public offering, net of offering costs	165,928,119

Net cash provided by financing activities	247,553,211

Cash flows from investing activities:
Cash contributed to Trust Account	(246,300,000)
Purchase of equipment	(12,678)

Net cash used in investing activities	(246,312,678)

Net increase in cash and cash equivalents	1,225,448

Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$1,225,448

Supplemental disclosure of non-cash financing activity:
Fair value of underwriting purchase option included in offering costs	$4,593,567
Accrued offering costs	774,869
Deferred underwriting fees	7,500,000

See notes to financial statements

GLOBAL BPO SERVICES CORP.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 23, 2007

Note 1. Organization and Business Operations

Global BPO Services Corp. (the “Company”), was incorporated in Delaware on June 26, 2007 as a blank check development stage company to acquire, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination (each a “Business Combination”) one or more domestic or international operating businesses in the business process outsourcing industry.

As of October 23, 2007, the Company had not yet commenced any operations. All activity through October 23, 2007 relates to the Company’s formation and the public offering described below.

The Company’s registration statement was declared effective on October 17, 2007 and on October 23, 2007, the Company closed its initial public offering (the “Offering”), which is discussed in Note 3. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a Business Combination. There is no assurance that the Company will be able to successfully consummate a Business Combination. Upon the closing of the Offering, with the exception of $250,000 which will be available for working capital purposes and $950,000 for Offering related expenses, all of the remaining net proceeds will be held in a trust account (“Trust Account”) and invested only in “government securities” or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of a first Business Combination or (ii) liquidation of the Company. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares issued in the Offering vote against the proposed Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. The Company’s Founding Stockholders (as defined below) will not have such conversion rights with respect to any shares of common stock owned by them. All of the Company’s stockholders prior to the Offering, including all of the officers, directors and members of the strategic advisory council of the Company (“Founding Stockholders”), have agreed to vote their founding and open market purchases of shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder, other than a Founding Stockholder, who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the proposed consummation of the Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 29.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by the Founding Stockholders.

The Company’s second amended and restated certificate of incorporation provides for the Company’s common stock to have a par value of $0.001 per share and, on June 29, 2007, the Company issued 100 shares of common stock to its Chairman of the Board of Directors, President and Chief Executive Officer. On July 9, 2007, the Company issued a further 8,984,274 shares of common stock to its Founding Stockholders for a combined total capital contribution of $50,000 for the two issuances. The Company’s second amended and restated certificate of incorporation states that a mandatory dissolution of the Company and subsequent liquidation of the funds held in the Trust Account will occur in the event that the Company does not consummate a Business Combination within 24 months of the date of the prospectus relating to the Offering. It also provides that 24 months from the prospectus related to the Offering, the Company’s corporate existence will cease. To the extent the underwriters’ over-allotment option is not exercised, 1,171,874 shares issued to the Founding Stockholders are subject to redemption. In the event of dissolution and liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units (each as defined below) to be offered in the Offering discussed in Note 3). The second amended and restated certificate of incorporation authorizes 1,000,000 shares of preferred stock and 119,000,000 shares of common stock.

As indicated in the accompanying financial statements as at October 23, 2007, the Company has no operations. All activity through October 23, 2007 is related to the Company’s formation and preparation for and consummation of the Offering. The Company has selected December 31 as its fiscal year end.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements include the accounts of the Company. The Company has been formed as a special purpose acquisition company with the purpose to acquire a company operating in the business process outsourcing industry.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company’s policy is to limit the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk.

Equipment

Equipment consists of computer equipment and is recorded at cost. Depreciation is recorded on a straight-line basis over the estimated useful life of three years commencing on the date that it is put into use after the close of the Offering. Repair and maintenance expense is expensed as incurred.

Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. As of October 23, 2007, the Company has provided a full valuation allowance against any deferred income tax benefits.

Loss Per Common Share

Basic loss per share is computed by dividing net loss applicable to common stock by the weighted average common shares outstanding during the period.

Basic earnings (loss) per share excludes dilution and is computed by dividing income (loss) available to common stockholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. The Company has issued 38,750,000 warrants to purchase common stock at an exercise price of $6.00 per share. However, as the Company has reported a net loss for the period, any effect of these warrants would be anti-dilutive. Therefore, basic and diluted loss per share were the same for the period from the date of inception (June 26, 2007) through October 23, 2007.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3. Public Offering

The Company’s registration statement was declared effective on October 17, 2007 and on October 23, 2007, the Company closed its initial public offering of 31,250,000 units (the “Units”) at a price of $8.00 per Unit. Proceeds from the initial public offering totaled approximately $231,520,000, which were net of approximately $18,480,000 in underwriting fees and other expenses related to the Offering. In addition, the Company has granted its underwriters an option (the “Over-Allotment Option”), exercisable not later than 30 days after the sale of the Units, to purchase up to 4,687,500 additional Units to cover over-allotments. Each Unit consists of one share of the Company’s common stock, $0.001 par value, and one redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the consummation of a Business Combination with a target business or one year from the date of the Company’s final prospectus relating to the Offering and expiring four years from the date of the Company’s final prospectus. The Warrants are redeemable at a price of $0.01 per Warrant upon 30 days notice after the Warrants become exercisable, if, and only if, the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption. The Company may not redeem the Warrants unless the Warrants and the shares of common stock underlying the Warrants are covered by an effective registration statement from the beginning of the measurement period through the date fixed for the redemption. In no event will the registered holders of a Warrant be entitled to receive a net cash settlement, stock, or other consideration in lieu of physical settlement in shares of the Company’s common stock.

The Company’s Founding Stockholders have collectively purchased an aggregate of 7,500,000 founder warrants at the price of $1.00 per warrant for a total of $7,500,000. The founder warrants were purchased separately and not in combination with common stock in the form of units. The purchase price of the founder warrants has been added to the proceeds from the Offering to be held in the Trust Account pending the Company’s completion of one or more Business Combinations. If the Company does not complete one or more approved Business Combinations that meet the criteria described in the Offering, then the $7,500,000 purchase price of the founder warrants will become part of the amount payable to the Company’s Public Stockholders upon the liquidation of the Trust Account and the founder warrants will become worthless.

The founder warrants have terms and provisions that are identical to the Warrants being sold in the Offering, except that (i) such founder warrants have been placed in escrow and will not be released before, except in limited circumstances, one year from the consummation of an approved Business Combination, (ii) such founder warrants will be non-redeemable as long as the Founding Stockholders hold them, (iii) such founder warrants are exercisable in the absence of an effective registration statement covering the shares of common stock underlying the warrants, (iv) such founder warrants may be exercised on a cashless basis and (v) such founder warrants are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a registration rights agreement to be signed upon or prior to the consummation of the Offering. The transfer restriction does not apply to transfers made pursuant to registration or an exemption that are occasioned by operation of law or for estate planning purposes, while remaining in escrow.

The Company believes the purchase price of $1.00 per warrant for the private placement warrants represents the fair value of such warrants on the date of purchase and accordingly no compensation expense has been recognized with respect to the issuance of the founder warrants.

The Company has sold the Units issued in the Offering to its underwriters at a price per share equal to $7.44 (a discount of $0.56 per share), resulting in an aggregate underwriting discount to the underwriters of $17,500,000 if the Over-Allotment Option is not exercised and $20,125,000 if the Over-Allotment Option is exercised. The Company has sold to its underwriters, for $100, an option to purchase up to a total of 1,562,500 units. The Company accounted for the fair value of the underwriters’ purchase option as an expense of the Offering, resulting in a charge directly to stockholders’ equity, offset by an equivalent increase to stockholders’ equity for the issuance of the underwriters’ purchase option. The units issuable upon exercise of this option are identical to those offered by the Company’s final prospectus except that the warrants included in the option have an exercise price of $7.20 per share (120% of the exercise price of the warrants included in the units sold in the Offering). This option is exercisable at $9.60 per unit, commencing on the later of the consummation of an approved Business Combination and October 17, 2008 and expiring four years from the date of the Company’s final prospectus. The option and the 1,562,500 units, the 1,562,500 shares of common stock and the 1,562,500 warrants underlying such units, and the 1,562,500 shares of common stock underlying such warrants, have been deemed compensation by the FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g)(1) of the NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the effective date of the registration statement, which was October 17, 2007, except to any underwriter and selected dealer participating in the Offering and their bona fide officers or partners. The option and its underlying securities have been registered under the registration statement of which the Company’s final prospectus forms a part. The Company will have no obligation to net cash settle the exercise of the option or the warrants underlying the option. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend, recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below the exercise price of the warrants included in the option. The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale would be $4,593,567 using an expected life of four years, volatility of 48.84% and a risk-free interest rate of 3.98%. The expected volatility of approximately 48.84% was estimated by management based on an evaluation of the historical volatilities of public entities in the business processing outsourcing industry. The Company has no trading history, and as a result it is not possible to value this option based on historical trades. Management believes that this volatility is a reasonable benchmark to use in estimating the value of this option. The actual volatility of this option will depend on many factors that cannot be precisely valued.

Note 4. Issue of founders’ shares

In June and July 2007, the Company issued a total of 8,984,374 of shares of common stock to its Founding Stockholders, some of whom are also officers and directors of the Company, for total cash proceeds of $50,000.

In the event that the underwriters’ over-allotment is not exercised, or is only partly exercised, within 30 days of the Offering, the Company will redeem a total of 1,171,874, or a pro rata amount if such exercise is only in part, at no cost to the Company.

Note 5. Commitments

The Company utilizes certain administrative services and office space provided by Trillium Capital LLC, an entity affiliated with the Company’s Chairman of the Board of Directors, President and Chief Executive Officer. The Company has agreed to pay such affiliate $10,000 per month for such services commencing immediately after the close of the Offering.

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters. Pursuant to the Underwriting Agreement, the Company was obligated to the underwriter for certain fees and expenses related to the Offering, including underwriters’ discounts of $17,500,000. The Company paid $10,000,000 of the underwriting discount upon closing of the Offering. The Company and the underwriters have agreed that payment of the balance of the underwriting discount of $7,500,000 will be deferred until consummation of the Business Combination. Accordingly, a deferred underwriting fee comprised of the deferred portion of the underwriting discount is included in the accompanying balance sheet at October 23, 2007.

Note 6. Notes Payable—Stockholders

On June 29, 2007, pursuant to promissory notes of the same date, certain of the Company’s officers and directors provided a loan to the Company in the amount of $200,000, bearing interest at an annual rate of 5% compounded semi-annually. The proceeds from the loans were used to cover pre-offering expenses. The loans are expected to be repaid prior to the Company’s fiscal year end of December 31, 2007 from the net proceeds of the Offering not held in trust.

INDEX TO FINANCIAL STATEMENTS OF STREAM HOLDINGS CORPORATION

Stream Holdings Corporation

Consolidated Financial Statements

and Supplemental Information

For the Years Ended December 31, 2004, 2005 and 2006 and

for the Nine-Month Periods Ended September 30, 2006 and 2007 (Unaudited)

Report of Independent Registered Public Accounting Firm

The Board of Directors

Stream Holdings Corporation

We have audited the accompanying consolidated balance sheets of Stream Holdings Corporation and subsidiaries (the Company) as of December 31, 2005 and 2006, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Stream Holdings Corporation and subsidiaries at December 31, 2005 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/  Ernst & Young LLP

Dallas, Texas

April 11, 2007

Stream Holdings Corporation

Consolidated Balance Sheets

(In thousands, except per share data)

	December 31,		September 30,
	2005	2006	2007
			(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,128	$6,150	$6,340
Restricted cash	398	441	4
Accounts receivable, net of allowance for bad debts of $45 and $61 at December 31, 2005 and 2006, respectively, and $87 at September 30, 2007	67,525	88,709	103,144
Income taxes receivable	2,807	1,126	1,479
Deferred income taxes	257	769	1,096
Prepaid expenses and other current assets	4,520	5,630	8,873

Total current assets	78,635	102,825	120,936

Equipment and fixtures, net	21,975	25,977	30,205
Deferred income taxes	8,490	5,700	5,331
Goodwill	5,856	5,971	8,301
Other assets	3,766	4,644	4,279

Total assets	$118,722	$145,117	$169,052

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,423	$6,266	$8,664
Accrued employee compensation and benefits	23,648	30,645	36,110
Other accrued expenses	15,362	15,406	11,784
Income taxes payable	1,703	1,314	2,885
Current portion of long-term debt	1,758	1,622	60,109
Current portion of capital lease obligations	2,342	2,326	1,415
Other liabilities	2,875	3,095	3,521

Total current liabilities	54,111	60,674	124,488

Long-term debt, net of current portion	35,555	60,743	22,068
Capital lease obligations, net of current portion	6,709	5,464	5,935
Deferred income taxes	89	76	108
Minority interest	19	—	—
Other long-term liabilities	10,005	7,851	6,927
Total liabilities	106,488	134,808	159,526

Stockholders’ equity:
Common stock, par value $0.01, authorized shares—10,000; issued and outstanding shares—7,436 and 8,377 at December 31, 2005 and 2006, respectively, and 8,344 at September 30, 2007	74	84	84
Additional capital	1,592	4,575	4,766
Retained earnings (deficit)	10,949	5,600	(2,857)
Accumulated other comprehensive income (loss)	(381)	50	7,533

Total stockholders’ equity	12,234	10,309	9,526

Total liabilities and stockholders’ equity	$118,722	$145,117	$169,052

See accompanying notes.

Stream Holdings Corporation

Consolidated Statements of Operations

(In thousands)

	Years Ended December 31,			Nine Months Ended September 30,
	2004	2005	2006	2006	2007
				(Unaudited)
Revenue	$215,613	$310,905	$405,547	$292,622	$345,645
Direct cost of revenue	140,927	217,078	276,868	201,364	229,017

Gross profit	74,686	93,827	128,679	91,258	116,628

Operating expenses:
Selling, general and administrative expenses	68,332	100,342	115,086	83,625	104,031
Management fees and expenses to stockholder	424	467	459	347	338
Depreciation and amortization	1,694	4,132	7,664	5,668	8,506

Total operating expenses	70,450	104,941	123,209	89,640	112,875

Income (loss) from operations	4,236	(11,114)	5,470	1,618	3,753

Other (income) expenses, net:
Foreign currency transaction loss (gain)	863	(863)	(498)	30	441
Other (income) expense, net	312	(1,984)	(1,660)	(1,084)	(1,141)
Minority interest	(82)	(298)	(19)	(19)	—
Interest expense, net	1,843	4,646	8,473	5,810	8,835

Total other (income) expenses, net	2,936	1,501	6,296	4,737	8,135

Income (loss) before income taxes	1,300	(12,615)	(826)	(3,119)	(4,382)

Income taxes	2,203	4,939	4,523	5,472	4,075

Loss from continuing operations before discontinued operations and extraordinary gain	(903)	(17,554)	(5,349)	(8,591)	(8,457)

Income from discontinued operations, net of tax of $2,108	3,523	—	—	—	—
Extraordinary gain from negative goodwill on acquisition	22,225	—	—	—	—

Net income (loss)	$24,845	$(17,554)	$(5,349)	$(8,591)	$(8,457)

See accompanying notes.

Stream Holdings Corporation

Consolidated Statements of Stockholders’ Equity

Years Ended December 31, 2004, 2005 and 2006 and

Nine Months Ended September 30, 2007 (Unaudited)

(In thousands)

	Common Stock		Additional Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)
	Shares	Par Value				Total
Balances at December 31, 2003	7,300	$73	$927	$3,656	$21	$4,677
Currency translation adjustment	—	—	—	—	2,023	2,023
Net income	—	—	—	24,845	—	24,845
Unrealized gain on derivatives, net of tax of $128	—	—	—	—	215	215

Comprehensive income						27,083
Stock compensation	—	—	204	—	—	204

Balances at December 31, 2004	7,300	73	1,131	28,501	2,259	31,964
Currency translation adjustment	—	—	—	2	(2,562)	(2,560)
Net loss	—	—	—	(17,554)	—	(17,554)
Unrealized loss on derivatives, net of tax of $0	—	—	—	—	(78)	(78)

Comprehensive loss						(20,192)
Stock compensation	—	—	44	—	—	44
Sale of restricted common stock and exercise of stock options	147	2	452	—	—	454
Repurchases of common stock	(11)	(1)	(35)	—	—	(36)

Balances at December 31, 2005	7,436	74	1,592	10,949	(381)	12,234
Currency translation adjustment	—	—	—	—	1,602	1,602
Net loss	—	—	—	(5,349)	—	(5,349)
Unrealized loss on derivatives, net of tax of $0	—	—	—	—	(1,171)	(1,171)

Comprehensive loss						(4,918)
Sale of common stock	958	10	2,990	—	—	3,000
Stock compensation	—	—	67	—	—	67
Exercise of stock options	21	—	42	—	—	42
Repurchases of common stock	(38)	—	(116)	—	—	(116)

Balances at December 31, 2006	8,377	84	4,575	5,600	50	10,309
Currency translation adjustment (unaudited)	—	—	—	—	5,081	5,081
Net loss (unaudited)	—	—	—	(8,457)	—	(8,457)
Unrealized gain on derivatives, net of tax of $0 (unaudited)	—	—	—	—	2,402	2,402

Comprehensive loss (unaudited)	—	—	—	—	—	(974)
Stock compensation (unaudited)	—	—	313	—	—	313
Exercise of stock options (unaudited)	20	—	40	—	—	40
Repurchases of common stock (unaudited)	(53)	—	(162)	—	—	(162)

Balances at September 30, 2007 (unaudited)	8,344	$84	$4,766	$(2,857)	$7,533	$9,526

See accompanying notes.

Stream Holdings Corporation

Consolidated Statements of Cash Flows

(In thousands)

	Years Ended December 31,			Nine Months Ended September 30,
	2004	2005	2006	2006	2007
				(Unaudited)
Operating activities
Net income (loss)	$24,845	$(17,554)	$(5,349)	$(8,591)	$(8,457)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,142	4,132	7,664	5,668	8,506
Loss on the disposal of assets	702	—	—	—	—
Amortization of debt issuance costs	55	352	664	408	935
Extraordinary gain from negative goodwill	(22,225)	—	—	—	—
Deferred taxes	2,404	561	2,265	1,702	74
Market lease reserve	(1,585)	(3,543)	(2,428)	(1,596)	(1,042)
Noncash stock compensation	204	125	223	51	312
Income from discontinued operations, net of income taxes	(3,523)	—	—	—	—
Noncash interest expense	178	319	443	329	615
Changes in operating assets and liabilities, net of the effect of acquisitions:
Accounts receivable	(2,458)	(12,494)	(21,184)	(12,811)	(14,435)
Income taxes receivable	(4,260)	1,453	1,681	1,406	(353)
Prepaid expenses and other current assets	2,828	1,279	(1,110)	(506)	(896)
Other assets	(829)	(1,023)	(1,698)	(613)	(339)
Accounts payable	(399)	2,175	(157)	351	2,390
Accrued expenses and other liabilities	(2,185)	6,507	5,975	2,459	2,876
Minority interest	(82)	(298)	(19)	(19)	—

Net cash used in continuing operations	(5,188)	(18,009)	(13,030)	(11,762)	(9,814)
Net cash provided by discontinued operations	6,440	—	—	—	—
Net cash provided by (used in) operating activities	1,252	(18,009)	(13,030)	(11,762)	(9,814)

Investing activities
Proceeds from the sale of investment in joint venture	3,795	—	—	—	—
Decrease (increase) in restricted cash	(721)	323	(43)	(29)	437
Acquisition of businesses	8,836	(1,235)	—	—	(2,594)
Additions to equipment and fixtures, net	(6,306)	(13,578)	(10,437)	(5,349)	(8,994)

Net cash provided by (used in) investing activities	5,604	(14,490)	(10,480)	(5,378)	(11,151)

Financing activities
Net borrowings (repayments) on line of credit	(903)	21,835	16,025	20,430	13,159
Proceeds from issuance of long-term debt	14,691	—	10,256	—	7,014
Payments on long-term debt	(1,601)	(2,602)	(1,674)	(1,220)	(890)
Payment of capital lease obligations	(1,083)	(953)	(2,193)	(1,633)	(1,984)
Proceeds from tenant finish allowances	585	—	—	—	—
Proceeds from sale of common stock and exercise of stock options	—	454	3,042	42	40
Repurchases of common stock	—	(36)	(116)	(115)	(162)

Net cash provided by financing activities	11,689	18,698	25,340	17,504	17,177
Effect of exchange rates on cash and cash equivalents	578	(2,654)	1,192	1,076	3,978

Net increase (decrease) in cash and cash equivalents	19,123	(16,455)	3,022	1,440	190
Cash and cash equivalents, beginning of period	460	19,583	3,128	3,128	6,150

Cash and cash equivalents, end of period	$19,583	$3,128	$6,150	$4,568	$6,340

Supplemental cash flow information
Cash paid for interest	$1,854	$3,478	$6,210	$4,555	$7,057

Cash paid for income taxes	$4,787	$1,975	$748	$(18)	$2,124

Noncash financing activity

Capital lease financing	$—	$3,069	$928	$—	$1,545

See accompanying notes.

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

1. Description of Business and Acquisitions

The Company

Stream Holdings Corporation (the Company) is a Delaware corporation founded in 2003. The Company is approximately 99% owned by H.I.G. Call Center II, Inc. The Company and its subsidiaries provide global technical support and customer service outsourcing under the brand name of Stream. The Company operates contact centers in Bulgaria, Canada, Costa Rica, the Dominican Republic, France, Germany, India, Ireland, Italy, the Netherlands, Poland, Spain, Sweden, Tunisia, the United Kingdom and the United States that provide technical support and customer service primarily through inbound phone calls, e-mail and the Internet.

Acquisitions

On April 13, 2004, the Company acquired 100% of the outstanding capital stock of Stream International, Inc., Stream New York, Inc., Solectron Global Services Italy S.r.l., and Stream International (Bermuda) Ltd., collectively referred to as “Stream,” from Solectron Corporation for one dollar plus the assumption of up to $27,700 of capital lease obligations and letters of credit. Stream is a global provider of service center services to leading computer equipment manufacturers, Internet service providers, and software developers. The results of operations of Stream have been included in the Company’s consolidated financial statements since the date of acquisition.

The Company accounted for the purchase in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations. The following is a summary of the amounts recorded for assets acquired and liabilities assumed:

Cash	$16,283
Accounts receivable	42,222
Other current assets	5,212
Deferred taxes	10,541
Other assets	1,721
Investment in joint venture	3,795

Total assets acquired	79,774

Current liabilities	32,862
Market lease reserve	16,689
Capital lease obligations	7,998

Total liabilities	57,549

Net assets recorded	$22,225

The Company recognized an extraordinary gain of $22,225 related to the Stream acquisition.

On July 22, 2004, the Company acquired 83% of outstanding equity share capital of Infowavz International Private Limited (Infowavz), an India-based company providing service center services to clients in various industries, for $7,447 in net cash, including transaction costs of $721, plus notes payable to ICICI Venture Funds Management Company Limited (ICICI) for $737. The results of operations of Infowavz have been included in the Company’s consolidated financial statements since the date of acquisition. Management determined the purchase price allocation based on estimates of the fair values of the tangible and intangible assets acquired and liabilities assumed in accordance with SFAS No. 141.

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

The following is a summary of the assets acquired and liabilities assumed:

Accounts receivable	$521
Other current assets	150
Equipment and fixtures	1,813
Goodwill and other intangible assets	5,914
Other assets	394

Total assets acquired	8,792

Liabilities assumed	608

Net assets acquired	$8,184

The Company also deposited $264 of cash as contingent consideration into an escrow account to be paid to the former shareholders of Infowavz on July 22, 2005, pending the resolution of potential claims. This cash was included in restricted cash as of December 31, 2004. These escrowed funds were paid out in July 2005.

On June 1, 2005, the Company acquired from Supra Telecommunications and Information Systems, Inc. and Supra Telecom de Costa Rica, S.A. (Supra) equipment and fixtures and assumed operating lease liabilities related to its Santo Domingo, Dominican Republic, service center operations for $1,235 in cash including $110 in legal and closing costs. In conjunction with the acquisition, Supra placed $325 in an escrow account to be used to pay any future severance costs to former Supra employees hired by the Company. In February 2006, the escrow amount was released to the Company. Additionally, in conjunction with the acquisition, the Company entered into a short-term agreement with Supra to provide call center services to Supra for the period from June 1, 2005 to August 31, 2005.

The Company accounted for the purchase from the seller in accordance with SFAS No. 141. The purchase price was allocated to the fair value of the assets acquired as follows:

Machinery and telephone equipment	$571
Furniture, fixtures and building improvements	474
Computer equipment and software	190

Total assets acquired	$1,235

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

On January 2, 2007, the Company acquired 100% of the capital shares of Supra Telecom de Costa Rica, S.A. (Supra CR) for $2,534 in cash. In conjunction with the acquisition, Supra CR placed $500 in an escrow account to be used to fund post-closing assumed liability adjustments and to fund any future indemnity claims associated with indemnifications provided to the Company by Supra CR. Additionally, in conjunction with the acquisition, the Company entered into a short-term agreement with Supra to manage its business and assets beginning on December 12, 2006, and ending on the closing date, January 2, 2007. The Company accounted for the purchase in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations. The following is a summary of the amounts recorded for assets acquired and liabilities assumed (Unaudited):

Cash	$93
Other current assets	29
Computer equipment and software	194
Machinery, telephone equipment and vehicle	559
Furniture, fixtures and building improvements	884
Goodwill	1,634
Other assets	590

Total assets acquired	3,983

Current liabilities	1,449

Net assets recorded	$2,534

On August 3, 2007, the Company acquired from Zomax Limited, equipment and fixtures and an operating lease related to its Dublin, Ireland, call center operations for $153 which includes $87 in legal and closing costs and $66 of employee-related expenses.

The Company accounted for the purchase from the seller in accordance with SFAS No. 141. The purchase price was allocated to the fair value of the assets acquired as follows (Unaudited):

Machinery and telephone equipment	$64
Equipment and fixtures	26
Computer equipment and software	63

Total assets acquired	$153

2. Summary of Significant Accounting Policies

Consolidation

The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated upon consolidation.

Unaudited Interim Financial Information

The accompanying consolidated financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006, are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

financial position and results of operations and cash flows as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006. The results for the nine months ended September 30, 2007, are not necessarily indicative of the results to be expected for the year ended December 31, 2007, or for any other interim period or for any other future year.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States requires the appropriate application of accounting policies, many of which require management to make estimates and assumptions about future events and their impact on amounts reported in Stream’s consolidated financial statements and related notes. Since future events and their impact cannot be determined with certainty, the actual results may differ from estimates. Such differences may be material to the consolidated financial statements.

Cash Equivalents

The Company considers all highly liquid investments with maturities at the date of purchase of three months or less to be cash equivalents.

Accounts Receivable and Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk are principally accounts receivable. Services are provided to customers throughout the world. Accounts receivable include unbilled revenues that the Company expects to bill for services rendered but not yet invoiced, generally within thirty to forty-five days, and collect in the normal course of business. Contracts with individual customers determine when receivables are due, generally within thirty days, and whether interest is accrued on late payments. See discussion of customer concentrations in Note 15.

The Company extends credit to its customers in the normal course of business. The Company does not require collateral from its customers. Management believes the accounts receivable credit risk exposure is limited based on evaluations of the financial strength of the customers. The Company evaluates the collectibility of its accounts receivable based on a combination of factors. In circumstances where the Company is aware of a specific customer’s inability to meet its financial obligations, the Company records a specific reserve against amounts due. Historically, the Company has not experienced significant losses on uncollectible accounts receivable.

Equipment and Fixtures

Equipment and fixtures are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are depreciated over a five-year life, software over a three- to five-year life and equipment generally over a three- to five-year life. Leasehold improvements are depreciated over the shorter of their estimated useful life or the remaining term of the associated lease. Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease. Amortization expense is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the period of the related lease and is recorded in depreciation and amortization expense.

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

The carrying value of equipment and fixtures to be held and used is evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition does not exceed its carrying amount. The amount of the impairment loss, if any, is measured as the amount by which the carrying value of the asset exceeds its estimated fair value, which is generally determined based on appraisals or sales prices of comparable assets. Occasionally, the Company redeploys equipment and fixtures from under utilized centers to other locations to improve capacity utilization if it is determined that the related undiscounted future cash flows in the under utilized centers would not be sufficient to recover the carrying amount of these assets.

Goodwill and Other Intangible Assets

In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, goodwill is reviewed for impairment annually and on an interim basis if events or changes in circumstances between annual tests indicate that an asset might be impaired. Impairment occurs when the carrying amount of goodwill exceeds its estimated fair value. The impairment, if any, is measured based on the estimated fair value of the reporting unit. Fair value is determined based on discounted cash flows. The Company operates in one reporting unit, which is used for impairment testing and the allocation of acquired goodwill. The Company reviewed its goodwill for impairment as of December 31, 2006 and 2005, and determined that there is no impairment.

Goodwill as of December 31, 2005, December 31, 2006, and September 30, 2007, is as follows:

Goodwill at December 31, 2005	$5,856
Foreign currency adjustments	115

Goodwill at December 31, 2006	5,971
Goodwill recorded in conjunction with Costa Rica acquisition	1,634
Foreign currency adjustments	696

Goodwill at September 30, 2007	$8,301

Intangible assets with a finite life are recorded at cost and amortized using the straight-line method over their estimated useful life. The Company recorded $482 in 2004 for customer contracts purchased in connection with the Infowavz acquisition. The estimated lives of these contracts were 15 months and were fully amortized at the end of 2005. The amortization expense in 2005 was $324.

Financial Information Regarding Segment Reporting

The Company has one reportable segment and, therefore, all segment-related financial information required by SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, is included in the consolidated financial statements. The reportable segment reflects the Company’s operating and reporting structure.

Revenue Recognition

Revenues for outsourced customer service and technical support are recognized after the related services are performed based on the rate detailed in the customer contract, such as hourly, monthly, per call or per participant. For each client arrangement, the Company determines whether evidence of an arrangement exists, delivery of the

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

service has occurred, the fee is fixed or determinable and collection is considered probable. If all criteria are met, revenue is recognized at the time services are performed. If any of those criteria are not met, revenue recognition is deferred until such time as all of the criteria are met.

Income Taxes

The Company accounts for income taxes in accordance with SFAS 109, “Accounting for Income Taxes “(“SFAS 109”), which requires recognition of deferred assets and liabilities for the future income tax consequence of transactions that have been included in the consolidated financial statements or tax returns. Under this method deferred tax assets and liabilities are determined based on the difference between the carrying amounts of assets and liabilities for financial reporting purposes, and the amounts used for income tax, using the enacted tax rates for the year in which the differences are expected to reverse. The Company provides valuation allowances against deferred tax assets whenever it believes it is more likely than not, based on available evidence, that the deferred tax asset will not be realized.

In June 2006 the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). On February 1, 2008 the FASB issued an FASB Staff Position relating to the effective implementation date of FIN 48 for certain nonpublic companies, which deferred the effective date to January 1, 2008. The Company has determined that it has met the qualifications of a nonpublic company and will adopt FIN 48 effective January 1, 2008.

FIN 48 provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain income tax positions recognized in the financial statements in accordance with SFAS No. 109. Income tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. Upon the adoption of FIN 48, the Company currently estimates that it will recognize a cumulative effective adjustment of approximately $4,000, which will be charged directly to beginning retained deficit at January 1, 2008, however; the Company is still evaluating the impact of seller indemnifications related to certain tax positions as well as the impact of tax positions associated with filings in foreign jurisdictions, and final determination of these positions could have a significant impact on the estimated liability. In accordance with FIN 48, paragraph 19, the Company intends to recognize interest and penalties related to uncertain income tax positions as a component of income tax expense.

Contingencies

The Company considers the likelihood of various loss contingencies, including tax and legal contingencies arising in the ordinary course of business, and its ability to reasonably estimate the amount of loss in determining loss contingencies. An estimated loss contingency is accrued in accordance with Statement of Financial Accounting Standards No. 5, Accounting for Contingencies, when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

The Company regularly evaluates current information available to determine whether such accruals should be adjusted.

Provision for Government Grants

The Company has received cash from governmental agencies as incentives for such items as establishing contact centers in a specified area to promote business development or employment opportunities. The Company records restricted cash for cash received but not yet spent. The incentives are earned by the Company as the

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

Company meets criteria established in the incentive. If the criteria have not yet been met, the Company records a liability for cash that is subject to refund. In the period the criteria are met, the Company reduces the liability and includes the amount earned as income. The Company has restricted cash at December 31, 2005, 2006, and September 30, 2007, of $398, $441 and $4, respectively, and liabilities related to government grants at December 31, 2005, 2006, and September 30, 2007 of $3,141, $1,181, and $68, respectively.

Self-Insurance Programs

The Company is self-insured with respect to medical and dental claims for employees located in the United States. It records an accrued liability for the self-insurance programs based on an estimate of claims incurred, but not reported, as well as anticipated claims at the end of a period. Changes in the employee mix and unforeseen events could result in an adjustment to the estimates. Self-insurance liabilities of the Company at December 31, 2005, 2006 and September 30, 2007, were $402, $553 and $282, respectively.

Derivative Instruments

The Company uses forward exchange contracts to manage its exposure to movements in foreign exchange rates between the United States and Canada and recognizes the foreign exchange contracts in the financial statements at fair value. Changes in fair value of derivative financial instruments are recognized either in income, or in stockholders’ equity as a component of accumulated other comprehensive income (loss), depending on whether the derivative financial instrument qualifies for hedge accounting. Unrealized changes in fair values of derivatives accounted for as hedges, to the extent they are effective as hedges, are recorded in accumulated other comprehensive income (loss), net of deferred taxes. When it is determined that a derivative is not, or has ceased to be, highly effective as a hedge, hedge accounting is discontinued.

The Company’s hedging program has been highly effective in all periods presented, and the amount of hedge ineffectiveness has not been material. Hedge accounting is also discontinued prospectively when (1) the derivative is no longer effective in offsetting changes in cash flow of a hedged item; (2) the derivative expires or is sold, terminated, or exercised; (3) it is no longer probable that the forecasted transaction will occur; (4) a hedged firm commitment no longer meets the definition of a firm commitment; or (5) the derivative as a hedging instrument is no longer effective.

Changes in fair value of derivatives not qualifying as hedges are reported in income. Upon settlement of the derivatives qualifying as hedges, a gain or loss is reported in income.

Foreign Currency Translation

The assets and liabilities of the Company’s foreign subsidiaries, whose functional currency is their local currency, are translated at the exchange rate in effect on the reporting date, and income and expenses are translated at the average exchange rate during the period. The net effect of translation gains and losses is not included in determining net income, but is reflected in accumulated other comprehensive income (loss) as a separate component of stockholders’ equity. Foreign currency transaction gains and losses are included in determining net income (loss).

Fair Value of Financial Instruments

The fair value of a financial instrument represents the amount at which the instrument could be exchanged in a current transaction between willing parties, other than a forced sale or liquidation. Financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, lines of credit and

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

subordinate debt. The Company believes that the interest rates of these debt instruments are reflective of current market rates and that due to the relatively short-term maturity of those instruments, the carrying values of these assets and liabilities are representative of their respective fair values. To the extent the Company has any outstanding borrowings under its line of credit, the fair value would approximate its reported value because the interest rate is variable and reflects current market rates. The company also believes that the fair value of its subordinated debt approximates the reported value of the debt instrument. The interest rate on this loan is reflective of current market rates and is consistent with terms other similar companies would receive given the reduced priority and current capital market conditions.

Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) consists of the following:

	December 31		September 30 2007
	2005	2006
			(Unaudited)
Unrealized gain (loss) on forward exchange contracts	$(77)	$(1,248)	$1,154

Translation adjustment	(304)	1,298	6,379

	$(381)	$50	$7,533

Market Lease Reserve

The Company assumed facility operating leases in connection with a 2004 acquisition. Under SFAS 141, the operating leases are to be recorded at fair value at the date of acquisition. The Company determined that the operating lease contract rates were in excess of the market rates at the date of acquisition, resulting in an above-market lease reserve. The above-market lease values for the assumed operating leases were recorded based on the present value (using a discount rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to each operating lease and (ii) management’s estimate of fair market lease rates for each corresponding operating lease, measured over a period equal to the remaining term of the lease. The market lease reserves are amortized as a reduction of base rental expense over the remaining term of the respective leases. The amortization of the market lease reserve, including imputed interest for, 2004, 2005, 2006, and the nine months ended September 30, 2007, was $2,941, $3,903, $2,814, and $1,978, respectively.

Stock-Based Compensation

At December 31, 2006 and September 30, 2007, the Company had a stock-based compensation plan for employees and directors, which is described more fully in Note 12. Prior to January 1, 2004, the Company accounted for the plan under the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), and related Interpretations, as permitted by SFAS No. 123, Accounting for Stock-Based Compensation. Under APB 25, compensation expense is based upon the difference, if any, as of the date of grant between the fair value of the Company’s stock and the exercise price and is amortized over the vesting period for grants for which the vesting is time-based. For grants which are subject to performance-based vesting, the intrinsic value of the grant is measured at the date the grant vests and is charged to expense.

Effective January 1, 2004, the Company adopted the fair value recognition provisions of SFAS No. 123(R), Share-Based Payment (SFAS 123(R)), using the prospective-transition method. Under that method, compensation cost recognized in 2004, 2005, 2006 and 2007 includes: (a) compensation cost for all share-based

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

payments granted prior to January 1, 2004, based on the continued application of the provisions of APB 25 to those grants, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2004, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). For share-based payments granted after January 1, 2004, the fair value of each grant, including both the time-based grants and the performance-based grants, is estimated on the date of grant using the Black-Scholes.

Merton option valuation model and assumes the performance goals will be achieved. If such goals are not met, no compensation cost is recognized and any recognized cost is reversed. Stock compensation expense is recognized on a straight-line basis over the vesting term, net of an estimated future forfeiture rate. The forfeiture rate assumption (13% as of December 31, 2006) is based on the Company’s historical experience.

Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 does not impose fair value measurements on items not already accounted for at fair value; rather it applies, with certain exceptions, to other accounting pronouncements that either require or permit fair value measurements.

SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company will adopt this standard as required, and adoption is not expected to have a significant impact on the Company’s results of operations, financial condition and liquidity.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings at each subsequent reporting date. SFAS 159 is effective for fiscal years beginning after December 15, 2007. The Company will adopt this standard as required, and adoption is not expected to have a significant impact on the Company’s results of operations, financial condition and liquidity.

In June 2006 the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). On February 1, 2008 the FASB issued an FASB Staff Position relating to the effective implementation date of FIN 48 for certain nonpublic companies. The Company has determined that it has met the qualifications of a nonpublic company and will adopt FIN 48 effective January 1, 2008.

3. Accounts Receivable

Accounts receivable consist of the following:

	December 31		September 30 2007
	2005	2006
		(Unaudited)
Billed	$61,353	$76,509	$66,717
Accrued, unbilled	6,217	12,261	36,514
Allowance for doubtful account	(45)	(61)	(87)

	$67,525	$88,709	$103,144

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

4. Equipment and Fixtures, Net

Equipment and fixtures, net consists of the following:

	December 31		September 30 2007
	2005	2006
			(Unaudited)
Furniture and fixtures	$1,706	$2,369	$4,060
Building improvements	3,226	3,561	4,923
Computer equipment	8,196	13,745	20,232
Telecom and other equipment	10,490	17,039	21,591
Equipment and fixtures not yet placed in service	2,940	1,803	1,310

	26,558	38,517	52,116
Less accumulated depreciation	(4,583)	(12,540)	(21,911)

	$21,975	$25,977	$30,205

4. Equipment and Fixtures, Net continued

Depreciation and amortization expense consist of the following:

	December 31			September 30
	2004	2005	2006	2006	2007
				(Unaudited)
Depreciation	$1,536	$3,820	$7,664	$5,668	$8,506
Amortization	158	312	—	—	—

Total depreciation and amortization	$1,694	$4,132	$7,664	$5,668	$8,506

5. Accrued Employee Compensation and Benefits

Accrued employee compensation and benefits consist of the following:

	December 31		September 30 2007
	2005	2006
			(Unaudited)
Compensation	$12,852	$17,353	$21,365
Vacation	7,682	9,741	10,804
Medical and dental	404	550	282
Other benefits	2,710	3,001	3,659

	$23,648	$30,645	$36,110

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

6. Other Accrued Expenses and Other Liabilities

Other accrued expenses consist of the following:

	December 31		September 30 2007
	2005	2006
			(Unaudited)
Liability for government grants	$3,141	$1,181	$68
Value-added and sales taxes	1,393	443	267
Professional fees	887	1,017	1,220
Accrued interest	767	1,059	1,287
Forward exchange contracts	114	1,378	—
Other accrued expenses	9,060	10,328	8,942

	$15,362	$15,406	$11,784

Other liabilities consist of the following:

	December 31		September 30 2007
	2005	2006
			(Unaudited)
Deferred revenue	$39	$266	$693
Deferred rent	115	338	363
Market value lease reserves	2,721	2,491	2,465

Total current	2,875	3,095	3,521

Deferred rent	1,192	1,236	1,328
Market value lease reserves	8,813	6,615	5,599

Total long term	$10,005	$7,851	$6,927

7. Long-Term Debt and Revolving Credit Facility

The Company’s outstanding long-term borrowings consist of the following:

	December 31		September 30 2007
	2005	2006
			(Unaudited)
Line of credit	$21,835	$37,510	$50,495
Term loans	4,154	2,967	9,091
Premium financing	206	84	—
Promissory notes to ICICI	365	—	—
Italy line of credit	—	350	523
Senior subordinated notes	10,753	21,454	22,068

	37,313	62,365	82,177
Less current portion	1,758	1,622	60,109

Long-term debt	$35,555	$60,743	$22,068

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

Minimum principal payments on long-term debt subsequent to September 30, 2007, are as follows:

Year ending September 30:	Total
2008	$60,109
2009	22,068
Total	$82,177

During 2005, the Company had a Revolving Credit and Term Loan Agreement (Credit Facility) with an aggregate credit facility of $49,500. The credit facility included term loans of $5,900 and a maximum revolving credit amount of $43,600, with the maximum U.S. revolving advance of $40,000 and the maximum Foreign Borrowers advance of $25,000. In 2006, the Company entered into amendments to the Credit Facility increasing the maximum revolving credit amount to $86,000, with the maximum U.S. revolving advance of $83,000 and the maximum Foreign Borrowers advance of $50,000. In 2007, the Company entered into an amendment to the Credit Facility including additional term loans of $7,014 and $4,931. The new term loans are interest-only until they begin to amortize on a monthly basis over a 2.5-year period beginning in March 2008. The Credit Facility is collateralized by substantially all of the assets of the Company and its subsidiaries and expires in July 2008. At September 30, 2007, the Credit Facility is presented as a component of the current portion of debt whereas for prior periods it was considered a component of long-term borrowings.

The interest rate on the revolving credit loans, for U.S. advances, is the bank’s alternate base rate plus 0.50% and, for Eurodollar advances, the bank’s Eurodollar rate plus 3.00%. The interest rate on the term loans, for U.S. advances, is the bank’s alternate base rate plus 0.75% and, for Eurodollar advances, is the bank’s Eurodollar rate plus 3.75%.

The bank’s alternate base rate (7.75% at September 30, 2007) is the higher of the bank’s base commercial lending rate or the Federal Funds Open Rate plus 0.5%. Interest is payable monthly on U.S. advances. Interest is payable on Eurodollar advances at the end of their one-, two-, three- or six-month terms. For unused portions of the revolving line of credit, the Company pays a facility fee equal to 0.5% of the unused borrowing base.

Revolving credit advances are limited to the borrowing base, as defined. The borrowing base is 85% of eligible accounts receivable and eligible unbilled revenues less the outstanding amount of letters of credit, various other reserves, and any outstanding advances under the revolving line of credit. In addition, the Company’s parent, H.I.G. Capital Partners III, L.P., has provided a Letter of Credit and a Guarantee in conjunction with the financing. The Letter of Credit, in the amount of $3,000, and the Guarantee, in the amount of $2,000, will provide additional collateral to the borrowing base. The Letter of Credit and Guarantee shall be maintained until the Company achieves certain thresholds, including a minimum quarterly fixed charge coverage ratio and minimum excess availability thresholds.

The Credit Facility also places limits on the amounts of annual capital expenditures and incremental operating lease obligations which can be entered into in any year, establishes dividend restrictions and limits payments to affiliates, as defined. At September 30, 2007, the Company was in compliance with these covenants.

As of September 30, 2007, the Company had $50,495 outstanding on the revolving line of credit and had approximately $13,367 available for U.S. borrowings and approximately $5,546 available for foreign borrowings under the terms of the revolving line of credit. Amounts outstanding under letters of credit were $12,536.

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

In connection with a 2004 acquisition, the Company issued two promissory notes to ICICI denominated in Indian rupees. One of the promissory notes became due in May 2005 and was paid. The remaining promissory note was paid in full during 2006.

In 2004, the Company issued $10,256 in Senior Subordinated Second Lien Notes (Senior Notes) to a mezzanine debt fund. In October 2006, the Company entered into an amendment to the Note Purchase Agreement whereby the Company issued an additional $10,256 in notes. The Senior Notes are collateralized by substantially all assets held as collateral under the Credit Facility described above; however, the Senior Notes are subordinate to the Credit Facility. The interest rate on the Senior Notes is fixed at 15%. Interest only is payable quarterly in cash, and the Company has the option to add a portion of the accrued and unpaid interest in an amount up to 4% per annum on the issued notes to the principal as of the interest payment date. In 2007 and 2006 respectively, $614 and $443 of interest was capitalized into the principal of the Senior Notes. The total amount of interest that has been capitalized since inception of the loans is $1,556. The principal is payable in full on July 30, 2009. The Senior Notes do not have prepayment premiums after the third anniversary of the initial closing date.

The Senior Notes contain the same covenants as described above under the Credit Facility but with less restrictive amounts. The Senior Notes include an additional covenant requiring funded debt, as defined, not to exceed a specified multiple of earnings before interest, taxes, depreciation, and amortization (EBITDA), as defined. At September 30, 2007, the Company was in compliance with these covenants.

In June 2006, the Company’s Italian subsidiary entered into a revolving credit facility for up to 600 Euros, or approximately $840, at September 30, 2007. The facility is collateralized by the accounts receivable of that subsidiary. Interest is due quarterly at the 3M EURIBOR rate plus 1.10%. As of September 30, 2007, approximately $524 was outstanding. The facility is used for working capital needs at that subsidiary.

8. Defined Contribution Benefit Plans

The Company has defined contribution plans in various countries. The plans cover all full-time employees other than excluded employees as defined in the plans. The participants may make pretax contributions to the plans, and the Company can make both matching and discretionary contributions. The Company made $757, $1,716, $2,222 and $1,917 in matching contributions to the plans in the years ended December 31, 2004, 2005 and 2006, and the nine months ended September 30, 2007, respectively.

9. Derivatives

The Company uses forward exchange contracts, generally purchased with a maturity of 90 days or less, to manage its exposure to movements in foreign exchange rates between the United States and Canada and recognizes the foreign exchange contracts in the financial statements at fair value. The Company hedges these exposures considering current market conditions, future operating activities and the cost of hedging exposure in relation to the perceived risk of loss. The fair value of the derivatives is determined by reference to market data related to the selected currency spot rates. As of December 31, 2005, December 31, 2006 and September 30, 2007, the Company had approximately $27,200, $69,516 and $8,640, respectively, of foreign exchange risk hedged using forward exchange contracts. As of December 31, 2005, December 31, 2006 and September 30, 2007, respectively, the fair market value of these derivative instruments was a gain (loss) of ($78), ($1,248) and $1,154, which is reflected in accumulated other comprehensive income (loss).

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

As of December 31, 2005 and 2006, the Company had $114, and $1,378, respectively, recorded in accrued expenses related to hedging activity. As of September 30, 2007 the Company recorded $1,109 in other assets relating to the hedging activity.

10. Income Taxes

The Company’s income tax expense differed from the amounts computed by applying the United States federal statutory tax rate to pretax income from operations as a result of the following for the periods ended:

	Years Ended December 31			Nine Months Ended September 30
	2004	2005	2006	2006	2007
				(Unaudited)
U.S. federal income tax expense (benefit) at statutory rate	$442	$(4,289)	$(281)	$(1,055)	$(1,490)
Permanent differences	168	2,897	556	(465)	1,992
Impact of foreign operations on effective rate	885	1,047	48	(74)	272
Change in valuation allowances	847	7,019	6,187	8,780	4,963
State taxes	(80)	(731)	(110)	(73)	(122)
Credits and tax holidays	—	(1,203)	(1,794)	(1,185)	(926)
Other	(59)	199	(83)	(456)	(614)

Income tax expense	2,203	4,939	4,523	5,472	4,075
Income tax expense from discontinued operations	2,108	—	—	—	—

Total	$4,311	$4,939	$4,523	$5,472	$4,075

The change in the valuation allowance is net of the effect of foreign currency translation adjustments included in accumulated other comprehensive income loss.

Deferred income taxes at December 31, 2005 and 2006, and September 30, 2007 consist of the following:

	Years December 31		Nine Months Ended September 30 2007
	2005	2006
			(Unaudited)
Deferred tax assets:
Accruals, allowances, and reserves	$10,471	$6,174	$6,913
Tax credits and loss carryforwards	10,797	17,917	22,967
Equipment and fixtures	3,716	4,197	4,558
Other	288	866	266

	25,272	29,154	34,704
Valuation allowance	(16,255)	(22,442)	(28,039)

Total deferred tax assets	9,017	6,712	6,665
Deferred tax liabilities:
Equipment and fixtures	96	25	56
Other liabilities	263	294	290

Total deferred tax liabilities	359	319	346

Net deferred tax assets	$8,658	$6,393	$6,319

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

Details of the total income tax provision are as follows:

	December 31			September 30
	2004	2005	2006	2006	2007
				(Unaudited)
Current:
Federal	$(1,994)	$—	$—	$—	$—
State	(63)	48	(524)	(475)	(67)
Foreign	1,856	4,330	2,501	3,831	3,258

Total current	(201)	4,378	1,977	3,356	3,191

Deferred:
Federal	250	1,719	—	—	—
State	12	(165)	122	122	—
Foreign	2,142	(993)	2,424	1,994	884

Total deferred	2,404	561	2,546	2,116	884

Total taxes on continuing operations	2,203	4,939	4,523	5,472	4,075

Discontinued operations:
Federal	1,893	—	—	—	—
State	215	—	—	—	—

Total taxes on discontinued operations	2,108	—	—	—	—

Total provision for income taxes	$4,311	$4,939	$4,523	$5,472	$4,075

The domestic and foreign source components of net income (loss) before tax are as follows:

				September 30
	2004	2005	2006	2006	2007
				(Unaudited)
Domestic sources	$(11,725)	$(23,553)	$(10,985)	$(9,770)	$(16,259)
Foreign sources	13,025	10,938	10,159	6,651	11,877

	$1,300	$(12,615)	$(826)	$(3,119)	$(4,382)

The 2004 components do not include the extraordinary gain or the domestic discontinued operations.

At December 31, 2006 and September 30, 2007, the Company had $29,650 and $45,334 respectively, of U.S. federal net operating losses, which will expire between 2024 and 2027. The Company has evaluated the deferred tax asset associated with the federal net operating loss and determined that a full valuation allowance is required. The Company has $20,502 and $22,889, respectively, of foreign-generated net operating losses, which will expire over various periods through 2015. The foreign net operating losses are evaluated for each foreign jurisdiction and a full valuation allowance established where the Company believes that it is more likely than not based on available evidence that the asset will not be realized.

The Company has recorded a valuation allowance of $16,255, $22,442, and $28,039 at December 31, 2005 and 2006 and September 30, 2007, respectively, against net operating losses and deferred tax assets for which realization of any future benefit is uncertain due to taxable income limitations.

The Company files income tax returns in the US federal jurisdiction and various state jurisdictions. The Company is not under audit for any open year in the US jurisdictions.

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

The Company participated in programs that resulted in certain state tax incentives credits of $420, $1,203 and $448 at December 31, 2005 and 2006 and September 30, 2007. The state tax credit incentives programs expire between 2007 and 2020.

The Company operates in a number of international tax jurisdictions and is subject to audits of its income tax returns by tax authorities in those jurisdictions. The Company has open audits for periods after 2002. The Company has established an accrued liability of $300 at September 30, 2007 that it believes is sufficient to cover the estimated tax assessments that may occur in respect of the ongoing foreign audits.

The Company has been granted various tax holidays in foreign jurisdictions. These tax holidays are given as an incentive to attract foreign investment and under the agreements the Company receives certain exemptions from taxation on income from export related activities. The income tax benefit from foreign tax holidays was $ 782, $591 and $478 at December 31, 2005 and 2006 and September 30, 2007, respectively. Certain of the tax holidays are set to expire in 2009.

The Company has not provided taxes related to the potential repatriation of foreign subsidiary earnings because it believes they will be indefinitely reinvested outside of the United States. If future events necessitate that these earnings should be repatriated to the United States, an additional tax provision and related liability would be required.

11. Stockholders’ Equity

In October 2006, the Company sold, for cash, 958,466 shares of its common stock to H.I.G. Call Center II, Inc., for $3.13 per share. The total proceeds from the issuance were $3,000.

In January 2005, the Company sold, for cash, 140,500 shares of its common stock to members of executive management pursuant to a restricted stock purchase plan at $3.20 per share. The total proceeds from the issuance were $454. One-third of the shares purchased by each executive contained no restrictions, and the restrictions on the remaining shares lapsed in approximately equal amounts at December 31, 2005 and 2006, with continuous employment. The Company has the right, but not the obligation, to repurchase shares upon termination of employment as follows: restricted shares for the original purchase price and unrestricted shares for fair value, as defined. Pursuant to this right, the Company repurchased 4,688, 17,000 and 32,812 shares during 2005, 2006, and 2007, respectively.

12. Stock Options

The 2003 Stock Option Plan (the Plan) provides for the grant of incentive and nonqualified stock options. The Plan initially authorizes grants of up to 1,000,000 shares of common stock at an exercise price not less than 100% of the fair value of the common stock at the date of grant. In 2007 the Plan was amended and the amount authorized for grants was increased to 1,500,000 shares. Per the Plan, options that were granted and were either cancelled or forfeited are eligible to be granted again. The Plan provides that the options shall be outstanding for a period not to exceed ten years from the grant date. Under the Plan, the Company issued options in 2003, 2004 and 2007.

During 2003, the Company granted options to purchase 305,140 shares of common stock with an exercise price of $0.137 per share, representing the fair value of the underlying common stock at the date of grant as determined by the Board of Directors (the Board). Options vest according to the following schedule: 10% upon issuance and 11.25% annually for the subsequent four years. The remaining 45% vest annually over a four-year

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

period, but only if the Company meets specified EBITDA targeted levels as determined by the Board. Upon the occurrence of a change in control, as defined, only the shares subject to time-based vesting become fully vested. At December 31, 2006, 150,161 of the 2003 grants were vested, 4,745 had been exercised, and 58,090 had been forfeited or cancelled.

During 2004, the Company granted options to purchase 487,577 shares of common stock with an exercise price of $2.00 per share, representing the fair value of the underlying common stock at the date of grant as determined by the Board. Liquidity event options, representing 33% of the granted options, vest upon the sale of the Company or a qualified public offering, as defined. Time-vesting options, representing 39% of the granted options, vest 25% annually in four tranches beginning with December 31, 2004. The remaining 28% of the options vest annually over a three-year period, but only if the Company meets EBITDA targeted levels as determined by the Board. Upon the occurrence of a change in control, as defined, only the shares subject to time-based vesting become fully vested. At December 31, 2006, 120,824 of the 2004 option grants were vested, 22,213 had been exercised, and 241,552 had been forfeited or cancelled.

During 2004, the Company also issued options to purchase 53,014 shares of common stock with an exercise price of $2.00 per share, representing the fair value of the underlying common stock at the date of issuance as determined by the Board, that were performance-based options. Performance targets are based upon the Company reaching certain levels of EBIDTA; however, the performance targets for these options were not set concurrently with the issuance, and the grants of these options did not occur until the Board approved the Company’s annual EBITDA targets. These targets were subsequently approved and the Company granted 26,507 and 24,267 common stock options in 2005 and 2006, respectively.

During 2007, the Company granted options to purchase 218,667 shares of common stock with an exercise price of $3.13 per share, representing the fair value of the underlying common stock at the date of grant as determined by the Board. Time-based vesting options, representing 75% of the granted options, vest in equal amounts at year-end starting December 31, 2007. The remaining 25% of the options vest in equal amounts at year-end over the same three years, but only if the Company meets EBITDA targeted levels as determined by the Board. The grant date for the performance-based options is the date the Board approves the EBITDA targeted levels. Upon the occurrence of a change in control, as defined, only the options subject to time-based vesting become fully vested. At September 30, 2007, none of the 2007 option grants were vested, none had been exercised, and none had been forfeited or cancelled.

During 2007, the Company issued performance-based options to purchase 109,333 shares of common stock with an exercise price of $3.13 per share, representing the fair value of the underlying common stock at the date of issuance as determined by the Board. Performance targets are based upon the Company reaching certain levels of EBIDTA; however, the performance targets for these options were not set concurrently with the issuance and these options will not be granted until the Board approves the Company’s annual EBITDA targets.

The per share value of options granted is determined using the Black-Scholes-Merton model.

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

The following assumptions were used for the grants from 2004 to 2007:

	December 31			September 30
	2004	2005	2006	2007
				(Unaudited)
Option term (years)	5	5	5	5
Volatility	80%	80%	80%	80%
Risk-free interest rate	4.73%	3.74%	4.48%	4.47%
Dividend yield	0%	0%	0%	0%
Weighted-average grant date fair value per option granted	$1.34	$2.32	$2.26	$2.20

The Company has a right, but not the obligation, to repurchase shares from exercised options at the fair market value of the stock at the time employment terminates. Pursuant to this right, the Company repurchased 6,425, 20,533, and 20,329 shares during 2005, 2006, and 2007, respectively.

Stock options under the Plan during 2006 and 2007 were as follows:

	Shares	Weighted- Average Exercise Price	Weighted- Average Fair Value	Weighted- Average Remaining Contractual Term (Years)
Outstanding at December 31, 2005	731,709	$1.30	$0.87	8.22
Granted	24,267	2.00	2.26	—
Exercised	(20,533)	2.00	1.34	—
Forfeited	(218,551)	1.71	1.34	—

Outstanding at December 31, 2006	516,892	1.13	0.73	7.15
Granted (unaudited)	248,945	3.10	2.20	—
Exercised (unaudited)	(20,329)	2.00	1.34	—
Forfeited (unaudited)	(29,760)	2.00	1.34	—

Outstanding at September 30, 2007 (unaudited)	715,748	1.75	1.19	7.42

For the nine months ended September 30, 2006 and 2007, the Company recognized net stock compensation expense of $313 and $50, respectively. For the year ended December 31, 2006, the Company recognized net stock compensation expense of $67, which related to the vesting of 2004 time-based and performance-based grants. For the year ended December 31, 2005, the Company recognized stock net compensation expense of $44, all of which related to the vesting of 2004 time-based grants.

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

Summarized information about stock options that are exercisable follows:

	Shares	Weighted- Average Exercise Price	Weighted- Average Fair Value
Exercisable at December 31, 2005	235,503	$1.05	$0.67
Vested	67,675	1.15	0.77
Exercised	(20,533)	2.00	1.34
Forfeited	(11,658)	1.85	1.23

Exercisable at December 31, 2006	270,987	0.97	0.62
Vested (unaudited)	30,278	0.67	2.89
Exercised (unaudited)	(20,329)	2.00	1.34
Forfeited (unaudited)

Exercisable at September 30, 2007 (unaudited)	280,936	0.86	0.81

The weighted-average remaining contractual term of exercisable options at December 31, 2006 and September 30, 2007, was 7.1 years and 6.3 years, respectively.

As of December 31, 2006, the aggregate intrinsic value (i.e., the difference in the estimated fair value of the Company’s common stock and the exercise price to be paid by the optionee) of stock options outstanding, excluding the effects of expected forfeitures, was $1,268. The aggregate intrinsic value of the shares of exercisable stock at that time was $586. The intrinsic value of options exercised for the years ended December 31, 2005 and 2006, was $21 and $16, respectively.

As of December 31, 2006 and September 30, 2007, there was $46 and $268, respectively, of unrecognized compensation cost related to the unvested portion of time-based arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of 2.2 years from September 30, 2007.

Restricted Stock and Stock Options of an Acquired Company

In 2004, as a part of an acquisition, the founders of Infowavz retained 12% of the outstanding stock (Founders’ stock) of Infowavz, and 5% of the outstanding stock was designated for an employee stock option plan (the Subsidiary Plan). As a condition of the acquisition, the Founders’ stock was restricted, with the restrictions to be removed over the vesting schedule. Approximately 50% of the Founders’ stock vests on a time basis annually, with one-fourth vesting each year over a four-year period on the anniversary date of the transaction. The remaining 50% of the Founders’ stock vests annually, but only if the subsidiary meets specified EBITDA targeted levels as determined by the Board. If the EBITDA targets are not met, the stock associated with that period’s EBITDA target is forfeited.

At the acquisition date, the Company recorded deferred compensation equal to the estimated fair value of the Founders’ stock of $420 with a corresponding credit to minority interest. This deferred compensation will be charged to expense ratably over the vesting period for the time-based vesting shares, and in the period the shares vest for the EBITDA target-based shares. If the performance-based shares are forfeited, no compensation expense is recognized, and deferred compensation related to those shares is charged against minority interest.

For 2005, the EBITDA targets were not achieved, the related Founders’ stock was forfeited, and $58 of deferred compensation was charged against minority interest. For 2006, the EBITDA targets were achieved, the

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

related Founders’ stock was vested, and the Company recognized approximately $58 in compensation expense. In connection with the Founders’ stock tied to time-based vesting, the Company recognized approximately $57 in compensation expense in both 2005 and 2006.

As of the acquisition date, options for half of the shares available under the Subsidiary Plan had been granted. These shares vest on a time basis, one-third on each of March 31, 2005, 2006, and 2007. Due to the de minimis exercise price of the options compared to the estimated fair value of the underlying shares, the Company has considered these shares to be outstanding and has accounted for these shares consistent with the Founders’ stock. As a result, the Company recorded deferred compensation in 2004 as a component of other assets equal to the estimated fair value of the stock of $86 with a corresponding credit to minority interest. This deferred compensation is charged to expense ratably over the vesting period. In connection with these options, the Company recognized approximately $24 in compensation expense in 2005 and $41 in 2006.

13. Related Party Transactions

In June 2003, the Company entered into a 10-year agreement with H.I.G. Capital LLC (H.I.G.), an affiliate of the Company’s majority stockholder, to provide management services and professional services to the Company for a $250 annual base fee. The agreement also provides for the reimbursement to H.I.G. for expenses in connection with the services provided. Upon a merger or consolidation of the Company into another company, a public offering of the Company’s stock, or the acquisition of another company, H.I.G. will receive an additional fee equal to 2% of the value of the transaction. The agreement provides for early termination upon the sale of the Company or reduction in the ownership interests of the H.I.G. affiliated group to less than 5%. In 2004, the Company amended its agreement with H.I.G. and increased the annual base fee to $450. The Company paid H.I.G. transaction fees and expense reimbursements of $600 related to the 2004 acquisitions. In addition, the Company recognized expenses from H.I.G. of approximately $424, $467, $459, and $338 in 2004, 2005, 2006 and 2007, respectively, for travel reimbursement, management services, and professional services provided to the Company related to merger and acquisition activities. Amounts due to H.I.G. were $0, $338, and $675 at December 31, 2005 and 2006, and September 30, 2007, respectively.

14. Commitments and Contingencies

Leases

The Company leases its operating facilities and equipment under noncancelable operating leases, which expire at various dates through 2014, and a capital lease obligation related to one facility. In addition, the Company has capital leases for furniture, computer and telephone equipment.

The assets under capital lease are as follows:

	December 31		September 30
	2005	2006	2007
			(Unaudited)
Furniture and fixtures	$—	$—	$362
Building improvements	—	—	106
Computer equipment	—	—	1,055
Telecom and other equipment	3,004	4,821	1,980

	3,004	4,821	3,503
Less accumulated depreciation	(132)	(814)	(743)

	$2,872	$4,007	$2,760

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

Future minimum payments under capital and operating leases consist of the following at September 30, 2007:

	Capital Leases	Operating Leases
Period ending September 30:
2008	$2,013	$21,897
2009	1,404	20,116
2010	1,294	17,549
2011	1,294	11,630
2012	1,294	7,197
Thereafter	2,006	6,586

Total future minimum lease payments	9,305	$84,975

Less amount representing average interest at 7.4%	(1,955)

	7,350

Less current portion	(1,415)

	$5,935

Rent expense for the years ended December 31, 2005 and 2006, and the nine months ended September 30, 2007, totaled $13,119, $16,299, and $15,415, respectively, net of market lease reserve amortization of $4,364, $3,486, and $2,669, respectively. Rent expense is included in the accompanying consolidated statements of operations in selling, general and administrative expenses.

Contingencies

The Company is self-insured with respect to medical and dental claims by its employees located in the United States, subject to an annual insured stop-loss limit on per-claim payments of $125 and an overall insured stop-loss limit of $1,875 per covered participant. The Company believes that its self-insurance reserves of $553 at December 31, 2006, and $ 283 at September 30, 2007, will be adequate to provide for future payments required related to claims prior to that date.

15. Geographic Operations and Concentrations

The Company operates in one operating segment, but conducts its business primarily in three regions. The following table presents geographic information regarding the Company’s operations:

	Years Ended December 31,			Nine Months Ended September 30,
	2004	2005	2006	2006	2007
				(Unaudited)
Revenues:
Americas	$145,699	$170,328	$247,916	$181,382	$211,770
Europe, Middle East and Africa	67,698	135,072	145,347	102,669	120,314
India	2,216	5,505	12,284	8,571	13,561

	$215,613	$310,905	$405,547	$292,622	$345,645

Stream Holdings Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

	December 31			September 30
	2004	2005	2006	2006	2007
				(Unaudited)
Total assets:
Americas	$58,350	$67,648	$83,667	$83,810	$96,197
Europe, Middle East and Africa	39,632	40,583	49,194	49,194	60,437
India	12,926	10,491	12,256	12,256	12,418

	$110,908	$118,722	$145,117	$145,260	$169,052

The Company derives significant revenues from major customers. In 2007, two of the three largest customers were global technology companies, and the other customer was a North American media company. Revenues from these three companies comprised 17%, 12% and 11% of the total revenues for the nine months ended September 30, 2007. Related accounts receivable from these three companies were 8%, 6% and 13% of the total accounts receivable at September 30, 2007.

In 2006, two of the three largest customers were global technology companies and the other customer was a North American media company. Revenues from these three companies comprised 15%, 13% and 11% of the total revenues for the year ended December 31, 2006. Related accounts receivable from these three companies were 9%, 22% and 18% of the total accounts receivable at December 31, 2006.

In 2005, the two largest customers were both global technology companies. Revenues from these two companies comprised 30% and 11%, respectively, of the total revenues for the year ended December 31, 2005. Related accounts receivable from these two companies were 21% and 15% of the total accounts receivable at December 31, 2005.

16. Discontinued Operations

In July 2004, the Company was informed that one of its major customers intended to terminate its contract with the Company and transfer the service to another provider in another region of the world. As a result of this contract termination, the Company shut down its contact center in Eugene, Oregon. In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company has reclassified the results from this contact center as discontinued operations, restating previously reported results to reflect the reclassification on a comparable basis. The operating results are presented as “Income from discontinued operations, net of tax” on the consolidated statements of operations. Summarized financial information for the Eugene, Oregon, contact center for the periods ended December 31, 2004 is as follows:

2004
Operating revenues	$15,493
Income from operations	5,631
Income taxes	2,108
Net income from discontinued operations	3,523

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

GLOBAL BPO SERVICES CORP.

RIVER ACQUISITION SUBSIDIARY CORP.

AND

STREAM HOLDINGS CORPORATION

DATED AS OF JANUARY 27, 2008

-i-

-ii-

-iii-

Exhibit List

Exhibit 2.7(c)	—	Escrow Agreement
Exhibit 3.2(c)	—	Indemnification Agreement
Exhibit 3.2(e)(iii)	—	Parent’s Officer’s Certificate
Exhibit 3.2(e)(iv)	—	Parent’s and Merger Subsidiary’s Secretary’s Certificate
Exhibit A	—	Registration Rights/Lockup Agreements
Exhibit 3.3(c)(i)	—	Company’s Officer’s Certificate
Exhibit 3.3(c)(ii)	—	Company’s Secretary’s Certificate

-iv-

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (together with all schedules and exhibits hereto, this “Agreement”) is dated as of January 27, 2008 by and among GLOBAL BPO SERVICES CORP., a Delaware corporation (the “Parent”), RIVER ACQUISITION SUBSIDIARY CORP., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Merger Subsidiary”), and STREAM HOLDINGS CORPORATION, a Delaware corporation (“Holdings” and together with all of its Subsidiaries, the “Company”). Terms used herein and not otherwise defined shall have the meanings set forth in Section 1.1 hereof.

RECITALS:

WHEREAS, the Parent has formed the Merger Subsidiary for the purpose of merging it with and into Holdings, with Holdings continuing as the Surviving Company and as a wholly owned subsidiary of the Parent;

WHEREAS, the respective boards of directors of the Parent, the Merger Subsidiary and Holdings have, on the terms and subject to the conditions set forth in this Agreement, (a) determined that the merger of the Merger Subsidiary with and into Holdings, as set forth below (the “Merger”), is fair to, and in the best interest of, the Parent, the Merger Subsidiary and Holdings, as the case may be, and their respective stockholders, and declared that the Merger is advisable, (b) authorized and approved this Agreement, the Merger and the consummation of the transactions contemplated hereby and (c) recommended acceptance of the Merger and approval of this Agreement by its respective stockholders, in accordance with the Delaware General Corporation Law, as amended (the “DGCL”);

WHEREAS, the holders of a majority of the issued and outstanding shares of common stock, par value $0.01 per share, of Holdings (“Holdings Common Stock”) intend, following the execution of this Agreement, to approve and adopt the Merger on the terms and subject to the conditions set forth in this Agreement, the execution by Holdings of this Agreement and the consummation of the transactions contemplated hereby, in accordance with the DGCL, and will deliver evidence of such approval to the Parent;

WHEREAS, the Parent, in its capacity as sole stockholder of the Merger Subsidiary, intends, following the execution of this Agreement, on the terms and subject to the conditions set forth in this Agreement, to approve and adopt the Merger, the execution by the Merger Subsidiary of this Agreement and the consummation of the transactions contemplated hereby;

WHEREAS, as an inducement to Holdings to enter into this Agreement, it is a condition to the consummation of the transactions contemplated by this Agreement that Parent enter into a Registration Rights/Lockup Agreement with the stockholders of Holdings and Optionholders in the form of Exhibit A hereto;

WHEREAS, the Parent desires to provide Holdings certain protections to mitigate its damages in the event that the Parent fails to consummate the Merger;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms have the meanings set forth below.

“Adjustment Statement” has the meaning set forth in Section 2.10(c) hereof.

“Affiliate” of any particular Person means (a) any other Person controlling, controlled by or under common control with such Person, whether directly or indirectly, through Contract, ownership, or otherwise, (b) any director, officer, partner or similar individual of such Person, and (c) any Person beneficially owning more than ten percent (10%) of the voting securities of such Person.

“Affiliated Group” means an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under any income Tax Law) of which the Company is or has been a member.

“Affiliate Warrants” has the meaning set forth in Section 6.3 hereof.

“Agreement” has the meaning set forth in the Preamble.

“AMEX” means the American Stock Exchange.

“Approved Capital Expenditures” means capital expenditures (a) incurred in the ordinary course of business consistent with past practice that are not more than $500,000 per fiscal quarter in excess of the Company’s budgeted amounts for such quarter as set forth in the Budget, (b) for call center sites as set forth in the Budget that are not reasonably expected to both (i) cost more than $4,000,000, and (ii) have an expected payback of more than two (2) years, or (c) approved by the Parent, which consent will not be unreasonably withheld, conditioned or delayed.

“Assets” means all assets owned or utilized by the Company including, without limitation, Leased Real Property, Personal Property, inventory, accounts receivables, goodwill, Proprietary Rights and any asset listed on the Financial Statements or any subsequently delivered balance sheet of the Company prior to the Closing.

“Audited Financial Statements” has the meaning set forth in Section 5.5(a).

“Average Trading Price” means the average closing price of a Parent Unit on the AMEX for the thirty (30) day period ending three (3) Business Days prior to the Closing Date, as reported by AMEX (subject to adjustment in the event of any stock dividend, stock split or similar event affecting the Parent Common Stock during such 30-day period).

“Budget” means the Company’s budget attached hereto as Schedule 1.1(b) hereto.

“Business” means Holdings and its Subsidiaries’ business of providing global technical support and customer service outsourcing as of the date hereof.

“Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to be closed.

“Cash Consideration” means an amount equal to the Purchase Price minus $14,500,000.

“Certificate” has the meaning set forth in Section 2.7(a) hereof.

“Certificate of Merger” has the meaning set forth in Section 2.1(a) hereof.

“Closing” has the meaning set forth in Section 2.11 hereof.

“Closing Date” has the meaning set forth in Section 2.11 hereof.

“Closing Date Balance Sheet” has the meaning set forth in Section 2.10(b) hereof.

“Closing Date Working Capital” of the Company means the following from the Closing Date Balance Sheet: (a) the sum of (i) cash and cash equivalents (but only to the extent not swept out of the Company’s bank

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accounts on the Closing Date and not included in calculating the Purchase Price), (ii) accounts receivable, net of reserves, (iii) prepaid expenses, and (iv) other current assets, less (b) the sum of (i) accounts payable, (ii) liabilities for Taxes, net of the Transaction Tax Benefits, and (iii) other accrued expenses (excluding deferred income Taxes, and the Retained Litigation); provided that Closing Date Working Capital shall not include the Company’s Transaction Fees deducted from the Purchase Price at Closing and shall not include Closing Indebtedness.

“Closing Fee Statement” means a certificate furnished by the Company to the Parent at least two (2) Business Days prior to the Closing Date, setting forth the amount of the Working Capital Holdback, Company Transaction Fees, the Closing Indebtedness, the Approved Capital Expenditures, and each other item required to calculate the Purchase Price and the consideration to be paid to each holder of Shares and Optionholder.

“Closing Indebtedness” means, as of the Closing Date, the aggregate amount of Indebtedness of the Company, including, but not limited to, any prepayment penalties, early termination fees, bank fees and related expenses payable by the Company in connection with the repayment or assumption by the Parent of any Indebtedness of the Company.

“COBRA” has the meaning set forth in Section 5.20(d) hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Disclosure Schedules” has the meaning set forth in Article V hereof.

“Company Employee” has the meaning set forth in Section 8.10 hereof.

“Company Plans” has the meaning set forth in Section 5.20(a) hereof.

“Company Records” has the meaning set forth in Section 4.5 hereof.

“Company SEC Fees” means (a) all filing, edgarizing, printing, legal, accounting, consulting, and other out of pocket fees relating to the filing of the Proxy Statement and other SEC matters incurred by the Company prior to the Closing up to $200,000 and (b) all amounts incurred by the Company, with the Parent’s consent, prior to the Closing Date in connection with bringing the Company into compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

“Company Transaction Fees” means all (a) fees, costs and expenses payable by the Company relating to any fee agreements with H.I.G. Capital LLC and its Affiliates, including without limitation, any accrued, but unpaid management fees; (b) investment banking, broker, legal, accounting or consulting fees, costs and expenses in connection with the transactions contemplated by this Agreement or the sale of the Company; (c) transactional bonuses that become due as a result of the Merger and are actually paid or accrued by virtue of obligations created by the Company or its Affiliates prior to the Closing Date; (d) premiums for any tail insurance policy that the Company elects to purchase for the directors and officers of the Company prior to the Closing Date; and (e) one-half of the HSR Act filing fees; provided that, for purposes of clarification, Company Transaction Fees shall not include Company SEC Fees.

“Confidentiality Agreement” has the meaning set forth in Section 5.27 hereof.

“Contested Adjustment Notice” has the meaning set forth in Section 2.10(c) hereof.

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“Contested Adjustments” has the meaning set forth in Section 2.10(c) hereof.

“Contracts” means with respect to any Person, all agreements, contracts, commitments, franchises, understandings, arrangements, licenses, mortgages, promissory notes, deeds of trust, indentures, and leases, whether written or oral, to which such Person is a party and which are legally binding.

“Conversion Payments” means any funds paid to holders of IPO Shares who shall have demanded that the Parent convert their IPO Shares into cash pursuant to the Parent Charter.

“Disagreed Changes” shall have the meaning set forth in Section 12.1 hereof.

“DGCL” has the meaning set forth in the Recitals.

“Draft Return” has the meaning set forth in Section 12.1 hereof.

“EBITDA” means earnings before interest, income Taxes, depreciation and amortization, calculated in accordance with GAAP, but excluding: Company Transaction Fees; Company SEC Fees; fees and expenses relating to the Company’s relocation of its Mumbai South India facility (including, but not limited to, fees and expenses paid or payable to Linn Ventures for such relocation); stock-based non-cash compensation; and any payments made in connection with earnout payments made to Zia Shiekh, Vineet Mittal and Wasim Shiekh during fiscal 2007 or 2008.

“Effective Time” has the meaning set forth in Section 2.1(a) hereof.

“Environmental Laws” means all applicable Laws concerning the pollution or protection of the environment or the use, generation, transportation, storage, treatment, processing, disposal or release of Hazardous Substances, as the foregoing are enacted and in effect on the Closing Date, including, without limitation, the Federal Solid Waste Disposal Act, as amended, the Federal Clean Air Act, as amended, the Federal Clean Water Act, as amended, the Federal Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Agency and regulations of any state or local department of natural resources or other environmental protection agency.

“Escrow Agent” has the meaning set forth in Section 2.7(c) hereof.

“Escrow Agreement” has the meaning set forth in Section 2.7(c) hereof.

“Escrow Cash” means Six Million Seven Hundred Thousand Dollars ($6,700,000).

“Escrow Fund” has the meaning set forth in Section 2.7(c) hereof.

“Escrow Units” means 812,500 Parent Units (subject to adjustment in the event of any stock dividend, stock split or similar event affecting the Parent Common Stock after the date hereof).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Estimated Closing Date Balance Sheet” has the meaning set forth in Section 2.10(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Statements” means the Audited Financial Statements and the Unaudited Financial Statements.

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“Form S-4 Alternative” has the meaning set forth in Section 8.1(g) hereof.

“Founders” means the parties identified as “Investors” in the Registration Rights Agreement, dated as of October 17, 2007, among the Parent and such individuals.

“Fully Diluted Shares” has the meaning set forth in Section 2.5(c) hereof.

“GAAP” means generally accepted accounting principles, consistently applied with past practices, in the United States as of the date hereof.

“Governmental Agency” means any court, tribunal, administrative agency or commission, taxing authority or other governmental or regulatory authority, domestic or foreign, of competent jurisdiction of any country, state, province or any political subdivisions thereof.

“Governmental Licenses” means all permits, licenses, franchises, orders, registrations, certificates, variances, approvals and other authorizations obtained from any Governmental Agency.

“Hazardous Substances” means any flammables, explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances, pollutants or contaminants or related materials regulated under, or as defined in any Environmental Law.

“Holdings” has the meaning set forth in the Preamble.

“Holdings Common Stock” has the meaning set forth in the Recitals.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person at any date, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (including, without limitation, any shareholder notes or deferred purchase price obligations (other than accounts payable) issued or entered into in connection with any acquisition undertaken by such Person); (c) all obligations of such Person under any capitalized lease; (d) all obligations in respect of letters of credit issued for the account of such Person (other than letters of credit securing obligations relating to the Company’s Leased Real Property to the extent not drawn on the Closing Date); and (e) any accrued interest, prepayment premiums, breakage fees, penalties or similar amounts related to any of the foregoing.

“Indemnified Directors and Officers” has the meaning set forth in Section 9.2 hereof.

“Indemnitee” has the meaning set forth in Section 11.3(a) hereof.

“Indemnitor” has the meaning set forth in Section 11.3(a) hereof.

“Independent Accountant” has the meaning set forth in Section 2.10(c) hereof.

“India Earnout Payments” means the cash earnout amounts payable upon the achievement of certain performance criteria, if any, to Zia Shiekh, Vineet Mittal and Wasim Shiekh pursuant to agreements to be entered into by and between the Company and each of Zia Shiekh, Vineet Mittal and Wasim Shiekh on or prior to the Closing Date and payable after the Closing Date.

“IPO” has the meaning set forth in Section 6.3 hereof.

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“IPO Shares” means the 31,250,000 shares of Parent Common Stock issued in the Parent’s initial public offering completed on October 23, 2007.

“IPO Warrants” has the meaning set forth in Section 6.3 hereof.

“Knowledge” means (a) in the case of the Parent or the Merger Subsidiary, the actual knowledge of R. Scott Murray, Charles F. Kane, Sheila Flaherty and Lloyd Linnell, and (b) in the case of the Company, the actual knowledge of the Company’s chief executive officer, Toni Portmann, chief financial officer, Tom Andrus, Jeff Evert, Mark Beattie, Harry Jackson, Zia Shiekh, Rick Blumsack, Bob Mercer, and/or Laurie Brashear.

“Law” or “Laws” means any and all federal, state, local or foreign laws, statutes, ordinances, codes, rules, regulations, common law and Orders.

“Leased Real Property” means all of the right, title and interest of the Company under all leases, subleases, licenses, concessions and other agreements (written or oral), pursuant to which the Company holds a leasehold or sub-leasehold estate in, or is granted the right to use or occupy, any land, buildings, improvements, fixtures or other interest in real property that is used in the operation of the Business or leased by the Company.

“Leases” means those leases and subleases of the Leased Real Property set forth on Schedule 5.17(a) hereto.

“Liability” means, with respect to any Person, any liability, debt, guarantee, loss, cost, expense, fine, penalty, or damage of any kind, whether known, unknown, asserted, accrued, unaccrued, liquidated or unliquidated, or whether due or to become due.

“Lien” means any mortgage, pledge, security interest, conditional sale or other title retention agreement, lien, easement, charge, or similar encumbrance.

“Losses” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, obligations, Taxes, Liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses relating to the defense thereof; provided that Losses shall not include speculative, consequential, punitive or special damages unless required by a Governmental Agency to be paid to a third party or paid to a third party as part of a settlement approved by an Indemnitor.

“Material Adverse Effect” means, when used in connection with a Person, any event, circumstance, change, occurrence or effect that, individually or in the aggregate, is materially adverse to the business or financial condition of the Person, taken as a whole with all of its Subsidiaries; provided, however, that no such event, circumstance, change, occurrence, or effect will be deemed (either alone or in combination) to constitute, nor will be taken into account in determining whether there has been or may be, a Material Adverse Effect to the extent that it arises out of or relates to: (a) the outbreak or escalation of hostilities involving the United States or another jurisdiction in which such Person has operations, the declaration by the United States or another jurisdiction in which such Person has operations of a national emergency or war (whether or not declared) or the occurrence of any other calamity or crisis, including an act of terrorism; (b) a natural disaster or any other natural occurrence beyond the control of the Person; (c) the announcement or pendency of the transactions contemplated hereby if such event, circumstance, change, occurrence or effect would not have occurred but for such announcement or pendency; (d) any change in accounting requirements or principles imposed upon the Company or any change in applicable Laws or the interpretation thereof; (e) any action required by this Agreement; (f) any action of the Company between the date hereof and the Closing that requires the consent of the Parent pursuant to the terms of this Agreement if the Parent consents to the taking of such action; or (g) any adverse change in the global contact center industry to the extent such deterioration does not have a disproportionate adverse effect on the Company as compared to all the other Persons engaged in the same business taken as a whole.

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“Material Contracts” means those Contracts of the Company required to be identified as Material Contracts on Schedule 5.8(a) hereto.

“Merger” has the meaning set forth in the Recitals.

“Merger Subsidiary” has the meaning set forth in the Preamble.

“NASD” means the National Association of Securities Dealers.

“Order” means, with respect to any Person, any award, decision, decree, injunction, judgment, order or ruling of a Governmental Agency of competent jurisdiction directed to and naming such Person.

“Option” means any options, subscriptions, warrants, rights, profit participation or other arrangements, or convertible or exchangeable securities by which any Person has the right to purchase capital stock, or any security convertible or exchangeable into capital stock, of another Person or by which a Person is bound to issue capital stock.

“Optionholder” means a holder of Vested Options of Holdings.

“Overlap Period” means the taxable year or period beginning on or before and ending after the Closing Date.

“Parent” has the meaning set forth in the Preamble.

“Parent Alternative Transaction” means the consummation of a “Business Combination” (as defined in the Parent Charter as in effect on the date hereof) that would permit or cause the assets in the Trust Account to be distributable to the Parent or its designee.

“Parent Charter” means the Second Amended and Restated Certificate of Incorporation of the Parent.

“Parent Contracts” has the meaning set forth in Section 6.8(a) hereof.

“Parent Common Stock” means the common stock of the Parent, par value $.001 per share, whose price is quoted on AMEX under the ticker symbol “OOO.”

“Parent Disclosure Schedule” has the meaning set forth in Article VI hereof.

“Parent SEC Reports” has the meaning set forth in Section 6.5(a) hereof.

“Parent Units” means the common stock, par value $0.001 per share, and warrants to purchase such common stock with an exercise price of $6.00 per share, of the Parent, whose price is quoted on AMEX under the ticker symbol “OOO.U”

“Parent Warrants” has the meaning set forth in Section 6.3 hereof, whose price is quoted on AMEX under the ticker symbol “OOO.WS.”

“Parent Stockholders Meeting” has the meaning set forth in Section 8.1(e) hereof.

“PBGC” means the Pension Benefit Guarantee Corporation.

“Permitted Liens” means (a) any liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings and for which an adequate reserve is made; (b) carriers’, warehousemen’s, mechanics’,

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materialmen’s, repairmen’s or other similar Liens; (c) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation; and (d) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not material in amount and which do not in any case materially detract from the value of the property subject thereto or interfere with the use thereof; and (e) Liens reflected on the financial statements of such Person.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity (whether federal, state, county, city or otherwise and including, without limitation, any instrumentality, division, agency or department thereof).

“Personal Property” means all tangible personal property owned or used by the Company in the conduct of the Business, including, without limitation, all furniture, computer hardware, equipment, vehicles, and fixtures that are not affixed to real property, wherever located.

“Pre-Closing Period” means all taxable years or periods ending on or before the Closing Date and, with respect to the Overlap Period, the portion of such period ending on the Closing Date.

“Proceeding” means any claim, action, arbitration, audit, lawsuit, investigation, litigation or suit (whether civil, criminal or administrative).

“Pro Rata Basis” means the allocation among the holders of Shares and Vested Options pursuant to a fraction, the numerator of which is the number of Shares and shares of common stock represented by Vested Options held by such Person and the denominator of which is the number of Fully Diluted Shares.

“Proprietary Rights” means: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto and all foreign and domestic patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, divisionals, revisions, extensions and reexaminations thereof; (b) all foreign and domestic trademarks, service marks, trade dress, logos and trade names (including without limitation, all applications and registrations therefor) and all goodwill associated therewith; (c) all foreign and domestic copyrightable works, all foreign and domestic copyrights and all foreign and domestic applications, registrations and renewals in connection therewith; (d) all trade secrets and confidential business information (including customer and supplier lists, pricing and cost information and business and marketing plans and proposals); and (e) all copies and tangible embodiments thereof in whatever form or medium.

“Prospectus” means the final prospectus of the Parent, dated October 18, 2007, as filed under the Securities Act.

“Proxy Statement” has the meaning set forth in Section 8.1(a) hereof.

“Purchase Price” means the amount equal to Two Hundred Twenty Five Million Eight Hundred Thousand Dollars ($225,800,000) (a) plus the aggregate exercise price payable upon exercise of all Vested Options, (b) plus or minus the purchase price adjustments in Section 2.10(a) hereto, (c) plus (i) in the event that (A) the Closing Date is after July 31, 2008, (B) the Company’s EBITDA for the seven months ended July 31, 2008 exceeds $15,045,000, and (C) the Company’s revenue for the seven months ended July 31, 2008 exceeds $268,949,000, $5,000,000, plus (ii) in the event that (A) the Closing Date is after August 31, 2008, (B) the Company’s EBITDA for the eight months ended August 31, 2008 exceeds $17,499,000, and (C) the Company’s revenues for the eight months ended August 31, 2008 exceeds $309,041,000, $5,000,000, and plus (iii) in the event that (A) the Closing Date is after September 30, 2008, (B) the Company’s EBITDA for the nine months ended September 30, 2008 exceeds $20,619,000, and (C) the Company’s revenue for the nine months ended September 30, 2008 exceeds $351,116,000, $10,000,000, (d) plus an amount equal to 75% of the Company’s Approved Capital Expenditures made during the period beginning July 1, 2008 and ending on the Closing Date, (e) minus Closing Indebtedness,

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(f) minus any Company Transaction Fees, (g) minus the Working Capital Holdback; provided that if the Parent is otherwise ready, willing and able to file the Proxy Statement or any amendment thereto, but the Parent is delayed in doing so and the Company’s failure (whether or not within the Company’s control) to deliver its financial statements required to be disclosed therein is the sole cause of such delay, the dates set forth in Sections (c)(i)(A), (c)(ii)(A), and (c)(iii)(A) of this definition shall be extended (x) one (1) Business Day for each Business Day that the Company’s failure to deliver the 2007 Financial Statements after March 31, 2008 (or failure to deliver the unaudited financial statements for the first quarter of fiscal 2008, which shall be suitable for filing with the SEC, after the 135th day after December 31, 2007) is the sole cause of the delay in filing the Proxy Statement or any amendment thereto, plus (y) three (3) Business Days.

“Registration Rights/Lockup Agreement” has the meaning set forth in Section 3.2(e)(vi) hereof.

“Retained Litigation” means any Proceeding initiated by the Stockholders’ Representative against Solectron or by Solectron (whether or not actual litigation has been commenced by either party) reasonably relating to working capital or Solectron’s representations regarding financial statements and/or indebtedness pursuant to that certain Stock Purchase Agreement by and among Solectron Corporation, Stream International, Inc., Stream New York, Inc., Stream International (Bermuda) Ltd., Solectron Global Services Italy S.R.L. and Call Center Holdings, Inc., dated as of March 7, 2004, as amended.

“Return” means any return, declaration, report, claim for refund, information return or other document (including any related or supporting schedule, statement or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Amount Certificate” has the meaning set forth in Section 2.10(c).

“Settlement Date” has the meaning set forth in Section 2.10(d).

“Severance Payments” means severance or termination payments actually paid to any of the individuals set forth on Schedule 1.1(c) hereto in connection with the termination of such individual’s employment with the Company within six months after the Closing Date pursuant to agreements or arrangements with such individual in effect on the Closing Date.

“Share” has the meaning set forth in Section 2.5(c) hereof.

“Shortfall Underage” shall have the meaning set forth in Section 2.10(b)(ii).

“Stockholders’ Representative” shall have the meaning set forth in Section 2.9(a) hereof.

“Stock Plans” means any stock option or stock-based compensation plan of Holdings.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (regardless of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.

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“Supplemental Units” means that number of Parent Units equal to either (a) if the Average Trading Price is less than $8.00, the difference of (i) product of (A) 1,812,500 multiplied by (B) a fraction, the numerator of which is $8.00 and the denominator of which is the Average Trading Price, minus (ii) 1,812,500, or (b) if the Average Trading Price is greater than $8.00, zero (0); provided that in no event shall such number exceed 335,648 (in each case, subject to adjustment in the event of any stock dividend, stock split or similar event affecting the Parent Common Stock after the date hereof).

“Surplus Shortfall” shall have the meaning set forth in Section 2.10(b)(i).

“Survival Period” has the meaning set forth in Section 11.1 hereof.

“Surviving Company” has the meaning set forth in Section 2.1(b) hereof.

“Tax” means any foreign, federal, state or local income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties, fines or additions thereto or additional amounts in respect of any of the foregoing.

“Transaction Tax Benefit” means the Tax benefit actually realized by the Company or the Parent for the taxable year in which the Closing occurs that is attributable to the vesting or exercise in such taxable year of any option or other compensatory instrument and the expenses of the Company incurred in connection with the consummation of the Merger set forth on Schedule 1.1 hereto. For purposes of this Agreement the parties hereto agree that to the extent deductible in or prior to the taxable year such amount is paid or incurred, the items set forth on Schedule 1.1 hereto shall be deemed to have occurred in the Pre-Closing Period for purposes of (i) Section 12.6 of this Agreement (for purposes of determining the amount of Pre-Closing Taxes, if any) (ii) for purposes of determining whether representations related to Taxes are true and correct, and (iii) if paid or incurred prior to the Settlement Date, for purposes of Closing Date Working Capital.

“Trust Account” has the meaning set forth in Section 6.18(a) hereof.

“Trust Agreement” has the meaning set forth in Section 6.18(a) hereof.

“Trust Fund” has the meaning set forth in Section 6.18(a) hereof.

“Trustee” has the meaning set forth in Section 6.18(a) hereof.

“Trust Claims” has the meaning set forth in Section 10.3 hereof.

“Unaudited Financial Statements” has the meaning set forth in Section 5.5(a) hereof.

“Underwriter Options” has the meaning set forth in Section 6.3 hereof.

“Unit Certificate” shall mean a certificate evidencing one or more Parent Units or any portion thereof.

“Unit Consideration” means that number of Parent Units equal to the Unit Consideration Number.

“Unit Consideration Number” means 1,812,500 Parent Units plus the Supplemental Units (in each case, subject to adjustment in the event of any stock dividend, stock split or similar event affecting the Parent Common Stock after the date hereof).

“Unit Price” means $8.00 (subject to equitable adjustment in the event of any stock dividend, stock split or similar event affecting the Parent Common Stock after the date hereof).

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“Vested Options” means all in-the-money Options of Holdings which by their terms are exercisable or become exercisable at the Effective Time.

“WARN” means the Worker Adjustment and Retraining Notification Act, as amended.

“Working Capital Holdback” means an amount determined by the Stockholders’ Representative, in its sole discretion, which shall not be less than $2,000,000, no later than two (2) Business Days prior to the Closing Date to pay amounts payable to the Parent pursuant to Section 2.10(b)(i) hereof, if any.

“Working Capital Shortfall” means the amount by which the Company’s Closing Date Working Capital is less than $54,000,000; provided that there will be no adjustment if such amount is less than $1,500,000.

“Working Capital Surplus” means the amount by which the Company’s Closing Date Working Capital exceeds $54,000,000; provided that there will be no adjustment if such amount is less than $1,500,000.

“2007 Financial Statements” has the meaning set forth in Section 5.5(a).

ARTICLE II

THE MERGER

2.1 The Merger.

(a) Upon the terms and subject to the conditions of this Agreement, at the Closing, the Merger Subsidiary and Holdings shall duly prepare, execute and acknowledge a certificate of merger (the “Certificate of Merger”) in accordance with Section 251 of the DGCL that shall be filed with the Secretary of the State of Delaware at such time and in accordance with the provisions of the DGCL. The Merger shall become effective upon the filing of the Certificate of Merger (or at such later time set forth in the Certificate of Merger as shall be agreed to by the Merger Subsidiary and Holdings). The date and time when the Merger shall become effective is hereinafter referred to as the “Effective Time.”

(b) On the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, the Merger Subsidiary shall be merged with and into Holdings, and the separate corporate existence of the Merger Subsidiary shall cease, and Holdings shall continue as the Surviving Company under the DGCL (the “Surviving Company”).

(c) From and after the Effective Time, the Merger shall have the effects set forth in Section 259(a) of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, immunities, powers and franchises of Holdings and the Merger Subsidiary shall vest in the Surviving Company, and all debts, liabilities, obligations and duties of Holdings and the Merger Subsidiary shall become debts, liabilities, obligations and duties of the Surviving Company.

2.2 Certificate of Incorporation of the Surviving Company. At the Effective Time and without any further action on the part of Holdings or the Merger Subsidiary, the certificate of incorporation of the Merger Subsidiary, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Company as of the Effective Time, until duly amended in accordance with applicable Law.

2.3 By-laws of the Surviving Company. At the Effective Time and without any further action on the part of Holdings or the Merger Subsidiary, the by-laws of the Merger Subsidiary, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Company as of the Effective Time, until duly amended in accordance with applicable Law.

2.4 Directors and Officers.

(a) Surviving Company. At the Effective Time, the directors of the Merger Subsidiary immediately prior to the Effective Time shall be the directors of the Surviving Company, each of such directors to hold

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office subject to the applicable provisions of the certificate of incorporation and by-laws of the Surviving Company. At the Effective Time, the officers of Holdings immediately prior to the Effective Time and the Persons listed on Schedule 2.4 hereto shall be officers of the Surviving Company, each of such officers to hold office subject to the applicable provisions of the certificate of incorporation and by-laws of the Surviving Company.

(b) Parent. At the Effective Time, Rick Rosen shall be appointed to the board of directors of the Parent.

2.5 Conversion. All of the issued and outstanding shares of capital stock of the Merger Subsidiary and Holdings shall, by virtue of the Merger and without any action on the part of the respective holders thereof, be converted or cancelled, as the case may be, as follows:

(a) At the Effective Time, each outstanding share of common stock, par value $0.01 per share, of the Merger Subsidiary shall be converted into one share of common stock, par value $0.01 per share, of the Surviving Company.

(b) Each share of Holdings Common Stock owned by Holdings as treasury stock shall be cancelled and retired and shall cease to exist at the Effective Time, and no consideration shall be delivered in exchange therefor.

(c) Each share of Holdings Common Stock (other than shares to be cancelled in accordance with Section 2.5(b) hereof) (a “Share”) issued and outstanding immediately prior to the Effective Time shall be converted at the Effective Time into (i) the right to receive an amount of cash equal to the quotient obtained by dividing (A) the Cash Consideration minus the Escrow Cash by (B) the sum of (1) the number of Shares issued and outstanding immediately prior to the Effective Time plus (2) the number of shares of Holdings Common Stock subject to Vested Options (the “Fully Diluted Shares”), (ii) the right to receive the number of Parent Units equal to the quotient obtained by dividing (A) the Unit Consideration Number minus the Escrow Units by (B) the Fully Diluted Shares, and (iii) the contingent and deferred right to receive (A) the portion of the Escrow Fund attributable to such Share as provided in the Escrow Agreement and (B) the portion of the proceeds received by the Company from the Retained Litigation and the unpaid portion of the Working Capital Holdback set aside by the Stockholders’ Representative pursuant to Section 2.7(e) attributable to such Share, determined on a Pro Rata Basis.

(d) Each Vested Option shall be converted at the Effective Time, subject to Section 2.7(d), into (i) the right to receive, in respect of each share of Holdings Common Stock subject to such Vested Option, an amount of cash, if any, equal to (A) the quotient obtained by dividing (1) the Cash Consideration minus the Escrow Cash by (2) the Fully Diluted Shares, minus (B) the exercise price payable upon exercise in full of such Vested Option, (ii) the right to receive, in respect of each share of Holdings Common Stock subject to such Vested Option, a number of Parent Units, if any, equal to the quotient obtained by dividing (A) the Unit Consideration Number minus the Escrow Units by (B) the Fully Diluted Shares, and (iii) the contingent and deferred right to receive (A) the portion of the Escrow Fund attributable to such Vested Option as provided in the Escrow Agreement and (B) the portion of the proceeds received by the Company from the Retained Litigation and the unpaid portion of the Working Capital Holdback set aside by the Stockholders’ Representative pursuant to Section 2.7(e) attributable to such Vested Option, determined on a Pro Rata Basis.

(e) Each Option of Holdings that is not a Vested Option shall be cancelled at the Effective Time.

(f) To the extent that any holder of Shares or Vested Options is entitled to a fractional portion of the Parent Units pursuant to this Section 2.5, such holder shall receive, in lieu of such fractional portion, cash in an amount equal to the product of (i) such fractional portion of the Parent Units multiplied by (ii) the Average Trading Price.

2.6 Stock Option and Other Plans. Prior to the Effective Time, the board of directors of Holdings shall (a) obtain from Toni Portmann, and shall use its commercially reasonable efforts to obtain from all other holders

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of Options of Holdings, all necessary consents and releases, to provide for the exercise or cancellation of such Options, effective at or prior to the Effective Time, subject to the payment provided for in Section 2.5(d) hereof in the case of Vested Options, and (b) terminate, as of the Effective Time, the Stock Plans and any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company. At the Effective Time, each Option shall no longer be exercisable for the purchase of shares of capital stock of Holdings, but each Vested Option shall entitle the holder thereof, in cancellation and settlement therefor, to the consideration set forth in Section 2.5(d) hereof.

2.7 Delivery of Funds; Surrender of Certificates.

(a) On the Closing Date, the Parent, upon surrender by each stockholder of Holdings of the certificate(s), if any, (each, a “Certificate”) that, or a lost certificate affidavit, immediately prior to the Effective Time, representing the Shares held by such stockholder and a letter of transmittal provided by the Company and reasonably acceptable to the Parent, shall, contemporaneously with the filing of the Certificate of Merger, wire transfer (or by check for amounts below $25,000 or if such stockholder shall not have provided wire transfer instructions) in immediately available funds to each such stockholder in exchange therefor upon the Closing the cash amount due such stockholder in accordance with Section 2.5(c)(i) hereof. Each stockholder of Holdings shall designate a bank account to the Parent to receive such funds not later than two (2) Business Days prior to the Closing Date. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder of such lost, stolen or destroyed Certificate and an agreement to indemnify the Parent and its Affiliates in a form reasonably satisfactory to the Parent, the Parent shall pay the amount to which such stockholder is otherwise entitled pursuant to this Section 2.7(a).

(b) On the Closing Date, subject to Section 2.15 hereof, the Parent, upon surrender by each Optionholder to Holdings of the Option agreement that, immediately prior to the Effective Time, represented the Options held by such Optionholder, shall, contemporaneously with the filing of the Certificate of Merger, pay by wire transfer (or by check for amounts below $25,000 or if such Optionholder shall not have provided wire transfer instructions) to each Optionholder in exchange therefor an amount in immediately available funds equal to the cash amount due such Optionholder in accordance with Section 2.5(d) hereof by wire transfer to an account designated in writing to the Parent by such Optionholder not later than two (2) Business Days prior to the Closing Date.

(c) On the Closing Date, the Parent shall deliver to, and each of the stockholders of Holdings and Optionholders shall be deemed to have received and deposited with, The Bank of New York Trust Company, N.A., as escrow agent (the “Escrow Agent”) pursuant to the escrow agreement substantially in the form of Exhibit 2.7(c) hereto (the “Escrow Agreement”) the Escrow Cash and the Escrow Units (collectively, together with interest and other income thereon, the “Escrow Fund”). After the nine (9) month anniversary of the Closing Date, the Escrow Agent shall distribute to the holders of Shares and Optionholders on a Pro Rata Basis the lesser of (i) 185,500 Parent Units and (ii) the number of Parent Units in the Escrow Fund at such time; provided that if the Parent has delivered written notice to the Stockholders’ Representative and Escrow Agent prior to such date of pending indemnification Claims hereunder, the Escrow Agent shall distribute only that number, if any, of Parent Units that have a value equal to the amount by which (i) the aggregate amount of the then pending claims is less than (ii) the value of the Escrow Fund, but in any event not more than 185,500 Parent Units. The remaining Escrow Fund shall be held during the period commencing on the Closing Date and ending on the later of (i) the date that the Parent’s Independent auditor issues its opinion on the Parent’s financial statements for the fiscal year ending December 31, 2008; or (ii) the date which is twelve (12) months from the Closing Date, but in any event not later than eighteen (18) months from the date of this Agreement. The Escrow Fund shall be disbursed solely for the purposes, and in accordance with the terms, of the Escrow Agreement. Following the termination of the Escrow Agreement pursuant to its terms, any undisbursed portion of the Escrow Fund shall be paid to the stockholders and Optionholders of Holdings pro rata based upon the number of Shares and shares of Holdings Common Stock subject to Vested Options held by a Person relative to the number of Fully Diluted Shares.

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(d) On or as soon as practicable after the Closing Date, the Parent shall deliver to each holder of Shares and Optionholder that has delivered to the Parent an executed counterpart of the Registration Rights/Lockup Agreement a Unit Certificate representing the portion of the Unit Consideration (other than the Escrow Units) such holder of Shares or Optionholder is entitled to receive hereunder. In the event that a holder of Shares or Optionholder does not deliver to the Parent prior to the Closing Date such executed counterpart to the Registration Rights/Lockup Agreement or any consents or releases contemplated by Section 2.6 hereof, the Parent shall have the right, but not the obligation, to deliver to such holder of Shares or Optionholder cash in lieu of any Parent Units, or portion thereof, such Person would otherwise be entitled to hereunder. The Parent shall have the right to increase the number of Parent Units and decrease the amount of cash delivered to H.I.G. Call Center II, Inc. (or any transferee of its shares of capital stock of the Company prior to the Closing) at the Closing in an amount equal to the cash paid to holders of Shares or Optionholders in lieu of Parent Units who do not deliver to the Parent prior to the Closing Date such executed counterpart to the Registration Rights/Lockup Agreement or the consents or releases contemplated by Section 2.6 hereof.

(e) On the Closing Date, the Parent shall pay to the Stockholders’ Representative the Working Capital Holdback by wire transfer in immediately available funds. The Stockholders’ Representative shall hold the Working Capital Holdback and shall pay to the Parent in accordance with Section 2.10 hereof any amount that may become payable to the Parent pursuant to Section 2.10(b)(i) hereof. On or prior to the fifth (5th) day after the Settlement Date, the Stockholders’ Representative shall pay to the holders of Shares on a Pro Rata Basis the amount of the Working Capital Holdback not paid to the Parent pursuant to Section 2.10(b)(i) hereof and shall remit to the Parent the gross amount payable to the Optionholders, of which the Parent shall pay to each Optionholder its portion thereof, net of applicable Tax withholding.

(f) On the Closing Date the Parent shall use the Company Transaction Fees to pay the underlying obligations to the Persons who are owed in connection therewith.

2.8 No Further Rights of Transfer. At and after the Effective Time, each stockholder of Holdings shall cease to have any rights as a stockholder of Holdings, except as otherwise required by applicable Law and except for the right of each stockholder of Holdings to surrender his or her Certificate or lost Certificate affidavit in exchange for payment of the applicable amount pursuant to Section 2.7(a) hereof, and no transfer of Shares shall be made on the stock transfer books of the Surviving Company. At the Effective Time, the stock ledger of Holdings with respect to the Shares shall be closed.

2.9 Stockholders’ Representative.

(a) By approving this Agreement, the stockholders and Optionholders of Holdings hereby appoint H.I.G. Call Center II, Inc., a Cayman Island company, and its permitted successors, as the agent for and on behalf of the stockholders of Holdings (the “Stockholders’ Representative”) to give and receive notices and communications, to authorize delivery to the Parent of Escrow Units and Escrow Cash from the Escrow Fund in satisfaction of indemnification claims by the Parent, to withhold the Working Capital Holdback and settle and pay the Purchase Price adjustments in Section 2.10, to object to such deliveries, negotiate, enter into settlements and compromises of, and comply with Orders of courts with respect to such claims (including third party claims), and to take all actions necessary or appropriate in the judgment of the Stockholders’ Representative for the accomplishment of the foregoing. Such agency may be changed from time to time upon not less than ten (10) days’ prior written notice, executed by the Stockholders’ Representative to the Parent. No bond shall be required of the Stockholders’ Representative, and the Stockholders’ Representative shall receive no compensation for its services. Notices or communications to or from the Stockholders’ Representative shall constitute notice to or from the Company and each of the stockholders and Optionholders of Holdings.

(b) The Stockholders’ Representative shall not be liable for any act done or omitted hereunder as Stockholders’ Representative while acting in good faith and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The stockholders and Optionholders of Holdings shall severally indemnify the Stockholders’ Representative and hold it, its officers, directors, employees and

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agents harmless against any Losses, Liability, or expense incurred without gross negligence or bad faith on the part of the Stockholders’ Representative and arising out of or in connection with the acceptance or administration of its duties hereunder.

(c) A decision, act, consent or instruction of the Stockholders’ Representative shall constitute a decision of all the stockholders and Optionholders of Holdings for whom Escrow Units and Escrow Cash is otherwise issuable or payable to them are deposited in escrow and shall be final, binding, and conclusive upon each such stockholder and Optionholders, and the Parent may rely upon any decision, act, consent, or instruction of the Stockholders’ Representative as being the decision, act, consent or instruction of each and every such stockholder and Optionholders. The Stockholders’ Representative shall have the right to consent to the use of the Escrow Fund to settle any claims made hereunder.

(d) H.I.G. Call Center II, Inc. may resign as the Stockholders’ Representative and appoint a successor Stockholders’ Representative in its sole discretion at any time by giving five days’ prior written notice of such resignation to the Parent, which notice shall include the name of the successor Stockholders’ Representative. Such successor Stockholders’ Representative shall become the Stockholders’ Representative and H.I.G. Call Center II, Inc. shall be discharged from its duties hereunder upon the resignation date specified in such notice.

2.10 Purchase Price Adjustment.

(a) Pre-Closing Adjustments. At least three (3) Business Days prior to the Closing Date, the chief financial officer of the Company shall prepare and deliver to the Parent an estimated balance sheet and an estimated calculation of the Closing Date Working Capital for the Company as of the Closing Date, prepared in accordance with GAAP utilizing the same GAAP methodology and assumptions as was used in preparing the Financial Statements (the “Estimated Closing Date Balance Sheet”). If the Estimated Closing Date Balance Sheet shows a Working Capital Shortfall, the Purchase Price shall be reduced by the aggregate amount of such Working Capital Shortfall. If the Estimated Closing Date Balance Sheet shows a Working Capital Surplus, the Purchase Price shall be increased by the aggregate amount of such Working Capital Surplus.

(b) Post-Closing Adjustments. Within sixty (60) days following the Closing Date, the Parent shall cause the Surviving Company to prepare and deliver to the Stockholders’ Representative an unaudited balance sheet for the Company (the “Closing Date Balance Sheet”) and a calculation of the Closing Date Working Capital as of the close of business on the Closing Date, which shall be prepared by the Surviving Company in accordance with GAAP utilizing the same GAAP methodology and assumptions as was used in preparing the Estimated Closing Date Balance Sheet (to the extent consistent with those used in preparing the Financial Statements). The Parent shall, and shall use commercially reasonable efforts to cause the Surviving Company’s accountants to, provide the Stockholders’ Representative with reasonable access to all books, records, work papers and other documents and data as was used to prepare the Closing Date Balance Sheet. The Stockholders’ Representative shall have the right to dispute the Closing Date Balance Sheet (and any items therein) and the Closing Date Working Capital calculations and make any proposed adjustments thereto as provided in Section 2.10(c) hereof.

(i) If it is determined (A) there is a Working Capital Surplus based on the Closing Date Balance Sheet less than the estimated Working Capital Surplus calculated under Section 2.10(a) (the “Surplus Shortfall”), or (B) there is a Working Capital Shortfall based on the Closing Date Balance Sheet, either (I) in excess of the estimated Working Capital Shortfall calculated under Section 2.10(a) or (II) if there was an estimated Working Capital Surplus calculated under Section 2.10(a), the Stockholders’ Representative shall pay to the Surviving Company on the Settlement Date from the Working Capital Holdback either (1) the Surplus Shortfall, (2) in the case of Section 2.10(b)(i)(B)(I), the excess Working Capital Shortfall, or (3) in the case of Section 2.10(b)(i)(B)(II), the Working Capital Shortfall plus any estimated Working Capital Surplus added to the Purchase Price pursuant to Section 2.10(a) hereof.

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(ii) If it is determined (A) there is a Working Capital Shortfall based on the Closing Date Balance Sheet less than the estimated Working Capital Shortfall calculated under Section 2.10(a) (the “Shortfall Underage”), or (B) there is a Working Capital Surplus based on the Closing Date Balance Sheet either (I) in excess of the estimated Working Capital Surplus calculated under Section 2.10(a) or (II) if there was an estimated Working Capital Shortfall calculated under Section 2.10(a), the Parent shall pay to the Stockholders’ Representative (to be distributed to Holdings’ stockholders and the Optionholders immediately prior to the Effective Time on a Pro Rata Basis) either (1) the Shortfall Underage, (2) in the case of Section 2.10(b)(ii)(B)(I), the excess Working Capital Surplus, or (3) in the case of Section 2.10(b)(ii)(B)(II), the Working Capital Surplus plus any estimated Working Capital Shortfall deducted from the Purchase Price pursuant to Section 2.10(a) hereof.

(iii) In the event any amount due to a party under this Section 2.10 is not paid on the Settlement Date, the payor shall pay interest on such amounts at a rate of ten percent (10%) per annum, which shall accrue from the Closing Date to the date of actual payment.

All amounts paid by the Stockholders’ Representative to the stockholders and Optionholders of Holdings pursuant to this Section 2.10(b) shall be paid on a Pro Rata Basis.

(c) Dispute Resolution Procedures. The Stockholders’ Representative shall have until thirty (30) days after the delivery of the Closing Date Working Capital calculation, to review such calculation and propose any adjustments thereto. All adjustments proposed by the Stockholders’ Representative shall be set out in detail in a written statement delivered to the Parent (the “Adjustment Statement”) and shall be incorporated into the Closing Date Balance Sheet, unless the Parent shall object in writing to such proposed adjustments (the proposed adjustment or adjustments to which the Parent objects are referred to herein as the “Contested Adjustments” and the Parent’s objection notice is referred to herein as the “Contested Adjustment Notice”) within ten (10) days of delivery by the Stockholders’ Representative to the Parent of the Adjustment Statement. If the Parent delivers a Contested Adjustment Notice to the Stockholders’ Representative, the Parent and the Stockholders’ Representative shall attempt in good faith to resolve their dispute regarding the Contested Adjustments, but if a final resolution thereof is not obtained within ten (10) business days after the Parent delivers to the Stockholders’ Representative such Contested Adjustment Notice, either the Parent or the Stockholders’ Representative may retain for the benefit of all the parties hereto Deloitte & Touche LLP, or if unable or unwilling to serve, another nationally recognized Independent accounting firm acceptable to both the Stockholders’ Representative and the Parent (the “Independent Accountant”) to resolve any remaining disputes concerning the Contested Adjustments. If the Independent Accountant is retained, then the Stockholders’ Representative and the Parent shall each submit to the Independent Accountant in writing not later than fifteen (15) days after the Independent Accountant is retained their respective positions with respect to the Contested Adjustments, together with such supporting documentation as they deem necessary or as the Independent Accountant requests. The Independent Accountant shall not review or take into account any information that is not submitted within the fifteen (15) day deadline and shall only make a determination as to the Contested Adjustments and not other items on the Closing Date Balance Sheet. The Independent Accountant’s determination of the Contested Adjustments shall not be higher than the highest amounts or lower than the lowest amounts proposed by the Parent and the Stockholders’ Representative. The Independent Accountant shall, within thirty (30) days after receiving the positions of both the Stockholders’ Representative and the Parent and all supplementary supporting documentation requested by the Independent Accountant, but no later than sixty (60) days after being retained, render its decision as to the Contested Adjustments, which decision shall be final and binding on, and nonappealable by, the Stockholders’ Representative and the Parent. The fees and expenses of the Independent Accountant shall be paid by the party whose estimate of the Contested Adjustments is furthest from the Independent Accountant’s calculation of the Contested Adjustments. The decision of the Independent Accountant shall also include a certificate of the Independent Accountant setting forth the final Closing Date Working Capital calculation (the “Settlement Amount Certificate”). The Closing Date Balance Sheet shall be deemed to include all proposed adjustments not disputed by the Parent and those adjustments accepted or made by the decision of the Independent Accountant in resolving the Contested Adjustments.

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(d) Settlement. There shall be a “Settlement Date” after the calculation of the Closing Date Working Capital which shall mean the following, as applicable:

(i) If the Stockholders’ Representative accepts the Closing Date Working Capital calculation, three (3) Business Days after the Stockholders’ Representative notifies the Parent.

(ii) If the Stockholders’ Representative has not timely delivered an Adjustment Statement to the Parent, thirty five (35) days after the date the Stockholders’ Representative receives the Closing Date Working Capital calculation;

(iii) If the Stockholders’ Representative has timely delivered an Adjustment Statement and the Parent has not timely delivered a Contested Adjustment Notice, fifteen (15) days after the date the Parent receives the Adjustment Statement;

(iv) If the Stockholders’ Representative and the Parent have any disputes regarding Contested Adjustments and they resolve those disputes in writing, three (3) Business Days after such resolution;

(v) Three (3) Business Days after the Independent Accountant delivers the Settlement Amount Certificate, if applicable; or

(vi) Such other date as shall be agreed between the Stockholders’ Representative and the Parent.

If the Surviving Company is owed any amount pursuant to Section 2.10(b)(i) and such amount exceeds the amount paid by the Stockholders’ Representative to the Surviving Company from the Working Capital Holdback, the Parent shall have the right to collect such amount from the Escrow Fund.

2.11 Closing. Unless this Agreement shall have been terminated and the transactions contemplated hereby shall have been abandoned pursuant to Article X, and subject to the satisfaction or waiver of all of the conditions set forth in Article III, the closing of the Merger (the “Closing”) shall take place at 10:00 A.M. at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, as soon as practicable, but in any event, within three (3) Business Days after the last of the conditions set forth in Article III is satisfied or waived, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions, or at such other date, time or place as the parties hereto shall agree in writing. Such date is herein referred to as the “Closing Date.”

2.12 Further Assurances. At and after the Effective Time, the officers of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of Holdings or the Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Holdings or the Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Company any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger.

2.13 No Liability. Notwithstanding anything to the contrary in this Agreement, none of the Parent, the Surviving Company or any other party hereto shall be liable for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any Merger consideration, any cash in lieu of fractional shares or any dividends or distributions payable to the holder of such Certificate pursuant to this Article II would otherwise escheat to or become the property of any Governmental Entity), any such Merger consideration or cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of the Surviving Company, free and clear of all claims or interest of any Person previously entitled thereto.

2.14 Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Parent Units or Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the Parent Units or

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shares of Parent Common Stock to be issued in exchange therefor until the holder of record of such Certificate shall surrender such Certificate or a lost Certificate affidavit and indemnity in accordance with this Agreement. Subject to applicable Law, following surrender of any such Certificate or a lost Certificate affidavit and indemnity, there shall be paid to the record holder of the Parent Units or certificates representing shares of Parent Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock. No interest shall be payable on any cash deliverable upon the exchange of any Holdings Common Stock or Vested Options.

2.15 Withholding Rights; Deductions from Consideration. Each of the Surviving Company and the Parent shall be entitled to deduct and withhold any Taxes it is required to deduct and withhold under the Code or any provision of state, local, or foreign Tax Law from (i) any payment to any employee of the Company under this Agreement or any other related agreement or with respect to the exercise or settlement of any Options, or (ii) payment to any other Person with respect to the Merger. To the extent that amounts are so withheld or deducted by the Surviving Company or the Parent, as the case may be, such withheld amounts (to the extent paid over to the proper taxing authority) shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding were made by the Surviving Company or the Parent, as the case may be.

ARTICLE III

CONDITIONS TO CLOSING

3.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each of the Parent, the Merger Subsidiary and the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) No Injunctions or Restraints, Illegality. (i) No Governmental Agency or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits the consummation of the Merger or any of the other transactions contemplated in this Agreement and (ii) no Governmental Agency shall have instituted any Proceeding (which remains pending at what would otherwise be the Closing Date) before any United States court or other Governmental Agency of competent jurisdiction seeking to enjoin, restrain or otherwise prohibit consummation of the transactions contemplated by this Agreement;

(b) Parent Stockholder Approval. The Parent shall have obtained from its stockholders in accordance with the DGCL, and the holders of a majority of the IPO Shares, approval of this Agreement, the Merger and the transactions contemplated hereby; and the holders of 30% or more of the IPO Shares shall not have voted against the Merger and exercised their conversion rights under the Parent Charter to convert their shares of the Parent Common Stock into a Conversion Payment from the Trust Fund;

(c) HSR Act. All applicable waiting periods under the HSR Act shall have expired without qualification from the Federal Trade Commission or Department of Justice.

Any condition specified in this Section 3.1 may be waived by the Company or the Parent, as applicable; provided, however, that no such waiver will be effective unless it is set forth in a writing executed by the party waiving the condition.

3.2 Additional Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

(a) Representations and Warranties. (i) Each of the representations and warranties of the Parent and the Merger Subsidiary, as amended or supplemented pursuant to Section 8.12, (A) that are qualified by

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materiality or Material Adverse Effect shall be true and correct in all respects as of the Closing Date (except that those representations and warranties that are made as of a specific date shall be true and correct as of such date), and (B) that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the Closing Date (except that those representations and warranties that are made as of a specific date shall be true and correct in all material respects as of such date) and (ii) the Parent shall not have experienced a Material Adverse Effect that has not been waived by the Company pursuant to Section 8.12;

(b) Performance of Obligations of the Parent and the Merger Subsidiary. The Parent and the Merger Subsidiary shall have each performed in all material respects all of the covenants and agreements required to be performed by them under this Agreement prior to the Closing;

(c) Indemnification Agreements. The Parent and Mr. Rick Rosen shall have entered into an indemnification agreement in form and substance substantially in the form of Exhibit 3.2(c) hereto;

(d) Board Nominee. Parent shall have taken all necessary actions to elect or appoint the Company’s representative to Class I of the board of directors of the Parent as of the Effective Time;

(e) Deliverables.

(i) Purchase Price. The Parent shall have delivered the Unit Consideration, other than the Escrow Units, and the Cash Consideration, other than the Escrow Cash, to the stockholders of Holdings and the Optionholders, subject to the Parent’s right to withhold all or a portion of the Unit Consideration or a portion of the Cash Consideration from a holder of Shares or Optionholder pursuant to Sections 2.7 and 2.15 hereof.

(ii) Escrow. The Parent shall have executed the Escrow Agreement and deposited with the Escrow Agent the Escrow Units and Escrow Cash.

(iii) Officers’ Certificates. The Parent shall have delivered to the Company a certificate from an officer of the Parent in substantially the form of Exhibit 3.2(e)(iii) hereto, dated as of the Closing Date, stating that the applicable preconditions specified in Section 3.2(a), (b) and (d) hereof have been satisfied;

(iv) Secretary’s Certificates. The Company shall have received a duly executed certificate from the Secretary of each of the Parent and the Merger Subsidiary substantially in the form of Exhibit 3.2(e)(iv) hereto;

(v) Required Consents. The Parent shall have delivered copies of all consents, approvals, releases from and filings with, Governmental Agencies and third parties set forth on Schedule 6.4 hereto; and

(vi) Registration Rights/Lockup Agreement. The Parent and each of the Founders shall have entered into a registration rights/lockup agreement in substantially the form of Exhibit A hereto (the “Registration Rights/Lockup Agreement”) for the benefit of the stockholders of Holdings and Optionholders party thereto receiving the Parent Units and stating, among other things, that such person shall not sell, pledge, transfer, assign or engage in any hedging transaction with respect to the Parent Units issued to such stockholder pursuant to this Agreement prior to the date that is nine (9) months after the Closing Date.

(f) Form of Deliverables. The form and substance of all certificates, instruments, opinions or other documents delivered by or on behalf of the Parent or the Merger Subsidiary to the Company or the Stockholders’ Representative under this Agreement shall be satisfactory in all reasonable respects to the Stockholders’ Representative, the Company, and their counsel.

Any condition specified in this Section 3.2 may be waived by the Company; provided, however, that no such waiver will be effective unless it is set forth in a writing executed by the Company.

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3.3 Additional Conditions to the Obligations of the Parent and the Merger Subsidiary. The obligations of the Parent and the Merger Subsidiary to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

(a) Representations and Warranties. (i) Each of the representations and warranties of the Company, as amended or supplemented pursuant to Section 8.12, (A) that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects as of the Closing Date (except that those representations and warranties that are made as of a specific date shall be true and correct as of such date), and (B) that are not qualified by materiality or Material Adverse Effect are true and correct in all material respects as of the Closing Date as though then made (except that those representations and warranties that are made as of a specific date shall be true and correct in all material respects as of such date); and (ii) the Company shall not have experienced a Material Adverse Effect that has not been waived by the Parent pursuant to Section 8.12;

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

(c) Deliverables.

(i) Officer’s Certificate. The Company shall have delivered to the Parent a certificate from an officer of the Company in substantially the form of Exhibit 3.3(c)(i) hereto, dated as of the Closing Date, stating that the applicable preconditions specified in Section 3.3(a) and (b) hereof have been satisfied;

(ii) Secretary’s Certificate. The Parent shall have received a duly executed certificate from the Secretary of the Company substantially in the form of Exhibit 3.3(c)(ii) hereto, which shall include the amount of the Company’s capital expenditures for the period beginning July 1, 2008 and ending on the Closing Date;

(iii) Required Consents. The Company shall have delivered to the Parent copies of all consents, approvals and releases from, and filings with, Governmental Agencies and third parties set forth on Schedule 5.4 hereto;

(iv) Escrow. The Stockholders Representative and the Company shall have executed and delivered to the Parent the Escrow Agreement;

(v) Closing Fee Statement. The Company shall have delivered to the Parent the Closing Fee Statement;

(vi) Registration Rights/Lockup Agreement. Each of H.I.G. Call Center II, Inc. and Toni Portmann (and any transferee of its or her shares of capital stock or Options prior to the Closing) shall have executed and delivered to the Parent the Registration Rights/Lockup Agreement;

(vii) Resignations. The Company shall have delivered to the Parent the resignations of all directors of the Company and such directors of its Subsidiaries as Parent designates in writing at least five (5) Business Days prior to the Closing Date, effective as of the Effective Time; and

(viii) FIRPTA. The Company shall have delivered to the Parent a notice that the shares of Holdings Common Stock are not “U.S. real property interests” in accordance with Treasury Regulations under Sections 897 and 1445 of the Code, together with evidence reasonably satisfactory to the Parent that the Company had provided notice to the Internal Revenue Service in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations. If the Parent does not receive the notice described above prior to the Closing Date this condition shall be deemed to be satisfied, but each of the Surviving Company and the Parent shall be permitted to withhold from the payments to be made pursuant to this Agreement any required withholding Tax under Section 1445 of the Code.

(d) Form of Deliverables. The form and substance of all certificates, instruments, opinions or other documents delivered by or on behalf of the Stockholders’ Representative or the Company to the Parent under this Agreement shall be satisfactory in all reasonable respects to the Parent and its counsel.

Any condition specified in this Section 3.3 may be waived by the Parent; provided, however, that no such waiver shall be effective unless it is set forth in a writing executed by the Parent.

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ARTICLE IV

COVENANTS RELATING TO CONDUCT OF BUSINESS

4.1 Conduct of Business of the Company Pending the Merger. The Company covenants and agrees that, during the period from the date hereof to the Effective Time and except as otherwise agreed to in writing by the Parent or as expressly contemplated by this Agreement, the business of the Company shall be conducted only in, and the Company shall not take any action except in, the ordinary course of business and in a manner consistent with past practice and in compliance with applicable Laws; and the Company shall pay its debts and Taxes when due or properly accrue therefor, shall pay or perform other material obligations when due and, except as expressly contemplated by this Agreement, shall use its commercially reasonable efforts in a manner consistent with past practice to (i) preserve intact the business organization of the Company, (ii) keep available the services of its present officers and key employees, and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with it, all with the goal of preserving unimpaired its goodwill and ongoing businesses at the Effective Time. By way of amplification and not limitation, without the prior written consent of the Parent (which shall not be unreasonably withheld or delayed), the Company shall not, between the date of this Agreement and the Effective Time, except as set forth on Schedule 4.1 hereto, directly or indirectly do, or commit to do, any of the following:

(a) Amend its certificate of incorporation, by-laws or equivalent organizational documents;

(b) Except for the issuance of Holdings Common Stock upon the exercise of Options outstanding on the date hereof, issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any Options, of the Company;

(c) Declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, other than a cash dividend with respect to Holdings Common Stock that would not result in Closing Date Working Capital that is less than $54,000,000 and provided that any such dividend is net of any Tax payable in respect of repatriating cash to pay such dividend;

(d) Materially amend the terms of any material Company Plan to make the terms of such plan more favorable to its participants or to increase any material benefit under such plan;

(e) Acquire (by merger, consolidation or acquisition of stock or assets) or execute a letter of intent to acquire, or allow to become “probable” as determined pursuant to SEC Regulation S-X, any acquisition of, any corporation, partnership or other business organization or division or line of business; provided that the Parent shall not unreasonably withhold its consent to the Company’s acquisition of any single site call center if such call center or acquisition (singly or in combination with other acquisitions) would not require additional financial statements pursuant to SEC Regulation S-X; provided further that the Parent shall be deemed to have consented to such acquisition if the Parent does not provide the Company written notice of its objection thereto within ten (10) days of the Company providing written notice to the Parent of its intent to acquire such site;

(f) Transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien any of its Assets, including the capital stock of its Subsidiaries, except the granting of Permitted Liens, the sale of equipment and property no longer used in the operation of the Company’s business and in the ordinary course of business consistent with past practice;

(g) Except as may be required as a result of a change in Law or in generally accepted accounting or actuarial principles or as required by the SEC, make any adverse change to the accounting practices or principles or reserving practices or principles used by it;

(h) Adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company;

(i) Fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering the Company or its properties, Assets and businesses or comparable replacement policies;

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(j) Make any material new election or change any material election with respect to Taxes or settle or compromise any material federal, state, local or foreign Tax liability;

(k) Reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of the Holdings Common Stock or its Options or other equity securities;

(l) (i) Assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, other than any Subsidiary of the Company, or (ii) make any loans, advances or capital contributions to, or investments in, any Person other than Subsidiaries of the Company in the ordinary course of business consistent with past practice;

(m) Except to the extent required under this Agreement or pursuant to applicable Law, increase the salary, compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of the Company in the ordinary course of business in accordance with past practice or their existing employment agreements, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of the Company, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Code (provided that any such amendments shall not materially increase the cost of such plan to the Company), or hire any new employee at a rate of compensation that would exceed $250,000 in any year;

(n) Grant any license with respect to Proprietary Rights other than non-exclusive licenses granted in the ordinary course of business;

(o) Take any action or omit to take any action that would reasonably be expected to cause any material Proprietary Rights used or held for use in its business to become invalidated, abandoned or dedicated to the public domain;

(p) Enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of the Company’s Affiliates that would result in a Liability or obligation to the Surviving Company after the Closing;

(q) Close any facility or office; provided that the Parent shall not unreasonably withhold its consent to such action; provided further that the Parent shall be deemed to have consented to such action if the Parent does not provide the Company written notice of its objection thereto within ten (10) days of the Company providing written notice to the Parent of its intent to take such action;

(r) Create, incur or assume, any Indebtedness (other than under current credit facilities as in effect on the date hereof and under capital leases in the ordinary course of business) that would not be terminable at or prior to the Effective Time;

(s) Reduce the amount of Indebtedness available under that certain Third Amended and Restated Credit, Term Loan and Security Agreement, dated as of May, 2006, as amended through the date hereof (excluding the effect of the elimination of the HIG guaranty);

(t) Commence any lawsuit, claim or proceeding (other than the Retained Litigation) with an amount in controversy in excess of $1,000,000;

(u) Increase compensation to any employee earning an annual salary in excess of $175,000 (other than increases in the ordinary course of business that are less than 5% of such employee’s annual salary);

(v) Commit or make capital expenditures that would be due and payable after the Closing Date that are more than $500,000 per fiscal quarter in excess of the Company’s budgeted amounts for such quarter as set forth in the Budget;

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(w) Commit to provide or make India Earnout Payments, in the aggregate, in excess of the amount set forth in Item 6 of Schedule 4.1 of the Company Disclosure Schedule; or

(x) Take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described in Sections 4.1(a) through 4.1(w hereof or any action which would result in any of the conditions set forth in Article III not being satisfied or would materially delay the Closing.

4.2 Conduct of Business of the Parent Pending the Merger. The Parent covenants and agrees that, during the period from the date hereof to the Effective Time and except as otherwise agreed to in writing by the Company or as expressly contemplated by this Agreement, the Parent shall not except as set forth on Schedule 4.2 hereto, directly or indirectly:

(a) Amend the Parent Charter, by-laws or equivalent organizational documents (except to authorize additional shares of Common Stock at the Closing, provide for the perpetual existence of the Parent and change the name of the Parent);

(b) Except for the issuance of Options under any of its stock option plans or Parent Common Stock upon the exercise of Options, issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any Options, of the Parent;

(c) Except for Conversion Payments to stockholders properly perfecting their rights to receive Conversion Payments and less than 30% of the IPO Shares, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

(d) Acquire (by merger, consolidation or acquisition of stock or assets), or submit or execute a letter of intent to acquire, or allow to become “probable” as determined pursuant to SEC Regulation S-X, any acquisition of, any corporation, partnership or other business organization or division or line of business;

(e) Modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable Law or consummate the Merger;

(f) Transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien (except Permitted Liens) any of its assets other than in the ordinary course of business consistent with past practice;

(g) Adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Parent or Merger Subsidiary;

(h) Reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, or Options;

(i) Assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans, advances or capital contributions to, or investments in, any other Person, other than in the ordinary course of business consistent with past practice;

(j) Enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of the Parent’s Affiliates; or

(k) Take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described in Sections 4.2 (a) through 4.2 (j) hereof or any action which would result in any of the conditions set forth in Article III not being satisfied or would materially delay the Closing.

4.3 Operational Matters. From the date of this Agreement until the Effective Time, at the reasonable request of the Parent, senior management of the Company shall (a) confer on a periodic basis with the Parent, (b) report monthly to the Parent on operational matters and (c) provide the Parent and its accountants, legal counsel, and other representatives copies of internal monthly financial statements prepared by the Company within thirty (30) days after the end of each calendar month. The Company shall file or furnish all reports, communications, announcements, publications and other documents required to be filed or furnished by it with

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all Governmental Agencies between the date of this Agreement and the Effective Time. In addition to the foregoing, the Company shall use its commercially reasonable efforts to provide to the Parent the 2007 Financial Statements prior to March 31, 2008 and the Company’s unaudited financial statements for the first quarter of fiscal 2008 prior to the 135th day after December 31, 2007, and shall promptly provide to the Parent such other information as reasonably required by the Parent for inclusion in the Proxy Statement; provided, that if the Company has used its commercially reasonable efforts to provide the 2007 Financial Statements or the unaudited financial statements for fiscal 2008, the Company’s failure to meet such deadline shall only result in the deferral of the dates set forth in the definition of “Purchase Price” and Sections 10.1(c)(ii) and 10.1(d). The Company shall (to the extent any report, communication, announcement, publication or other document contains any statement relating to this Agreement or the Merger, and to the extent permitted by Law) consult with the Parent for a reasonable time before filing or furnishing any such report, communication, announcement, publication or other document and mutually agree upon any such statement and deliver to the Parent copies of all such reports, communications, announcements, publications and other documents promptly after the same are filed or furnished. Nothing contained in this Agreement shall give the Parent, directly or indirectly, the right to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, each of the Company and the Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective businesses and operations.

4.4 Affiliate Contracts. Holdings shall terminate all Contracts between Holdings on the one hand, and the stockholders of Holdings and their Affiliates on the other hand, on or prior to the Closing Date, with no further liability or obligation to the Company other than amounts paid as Company Transaction Fees.

4.5 Preservation of Records; Audit Assistance. Until the earlier of a period of seven (7) years after the Closing Date or such other period required by applicable Law, the Surviving Company shall preserve and retain, all corporate, accounting, legal, auditing, Tax, human resources and other books and records of the Company (including any documents relating to any governmental or non-governmental Proceedings) (collectively the “Company Records”) relating to the conduct of the business and operations of the Company prior to the Closing Date and shall promptly make all such books and records available to the Stockholders’ Representative upon reasonable request. During such period, none of the Parent nor the Surviving Company shall destroy or dispose of or allow the destruction or disposition of any Company Records, without first having offered in writing to deliver such Company Records to the Stockholders’ Representative. The Parent and the Surviving Company (and their Affiliates) shall be entitled to dispose of the Company Records if the Stockholders’ Representative shall fail to request copies of such Company Records within ninety (90) days after receipt of the notice described in the preceding sentence.

ARTICLE V

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

The Company hereby represents and warrants to the Parent and the Merger Subsidiary that the statements contained in this Article V are true and correct except as set forth in the disclosure schedules delivered by the Company to the Parent and the Merger Subsidiary (the “Company Disclosure Schedules”). The Company Disclosure Schedules shall initially be as of the date hereof, except where any schedule specifically purports to be as of a different date in which case such schedule shall be as of the date on the schedule. The Company Disclosure Schedules may be updated pursuant to Section 8.12 hereof, and shall be updated as of the Closing Date. The Company Disclosure Schedule shall be arranged and cross-referenced to specific sections in this Article V and shall provide exceptions to, or otherwise qualify in reasonable detail, only the specific corresponding section in this Article V, unless otherwise reasonably apparent that it applies to other sections.

5.1 Organization and Power; Investments. Each of Holdings and its Subsidiaries is a corporation or company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization. Holdings and its Subsidiaries are each qualified to do business as foreign entities and are in good standing in the jurisdictions listed on Schedule 5.1(a) hereto, which jurisdictions constitute all of the jurisdictions in which the ownership of properties or the conduct of the Business requires Holdings or its Subsidiaries to be so

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qualified except where the failure to be qualified would not result in a Material Adverse Effect. Holdings and its Subsidiaries have all requisite corporate power and authority to own their assets and carry on their business as now conducted. Holdings has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The certificate of incorporation and by-laws or other constituent documents, as applicable, of Holdings and its Subsidiaries, which have previously been furnished to the Parent, reflect all amendments thereto and are correct and complete in all respects. Except as set forth on Schedule 5.1(b) hereto, Holdings has no Subsidiaries and neither Holdings nor its Subsidiaries own or control (directly or indirectly) any partnership interest, joint venture interest, equity participation or other security or interest in any Person.

5.2 Authorization. The execution, delivery and performance by Holdings of this Agreement, the other agreements contemplated hereby and each of the transactions contemplated hereby or thereby have been duly and validly authorized by Holdings and no other act or proceeding on the part of Holdings, its boards of directors or stockholders (other than Holdings’ stockholders approval to be delivered on the date hereof) is necessary to authorize the execution, delivery or performance by Holdings of this Agreement or any other agreement contemplated hereby or the consummation of any of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by Holdings and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by Holdings will each constitute, a valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors rights and by general equitable principles.

5.3 Capitalization. Schedule 5.3 hereto accurately sets forth the authorized and outstanding equity of Holdings and its Subsidiaries and the name and number of shares held by each stockholder thereof. All of the issued and outstanding shares of Holdings and its Subsidiaries have been duly authorized, are validly issued, fully paid and nonassessable and none were issued in violation of the preemptive rights of any Person. No other class of capital stock of Holdings or its Subsidiaries is authorized or outstanding. Except as set forth on Schedule 5.3 hereto, there are no outstanding or authorized Options, rights, Contracts, Liens, calls, puts, rights to subscribe, conversion rights or other commitments to which Holdings or its Subsidiaries is a party or which is binding upon Holdings or its Subsidiaries providing for the issuance, disposition or acquisition of any of its equity or any rights or interests exercisable therefor. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to Holdings or its Subsidiaries. Each stockholder of Holdings has agreed, pursuant to Section 3(a) of the Amended and Restated Stockholders’ Agreement, dated as of September 30, 2004, (a) to vote for, consent to and raise no objections to, and not bring a claim against nor contest the Merger or the other transactions contemplated hereby and (b) to waive dissenters rights, appraisal rights and similar rights in connection with the Merger.

5.4 No Breach. Except as set forth on Schedule 5.4 hereto and filings under the HSR Act, the execution, delivery and performance by Holdings of this Agreement and the other agreements contemplated hereby and the consummation of each of the transactions contemplated hereby or thereby will not (a) violate, result in any breach of, constitute a default under, result in the termination or acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under the certificate of incorporation or by-laws or other constituent documents of Holdings or its Subsidiaries, any material Law, any material Order or any Material Contract to which Holdings or its Subsidiaries or their respective Assets is bound; (b) result in the creation or imposition of any Lien (other than a Permitted Lien) upon any Assets or any of the equity interests of Holdings or its Subsidiaries; or (c) require any authorization, consent, approval, exemption or other action by or notice to any Governmental Agency or other Person under the provisions of any material Law, material Order or any Material Contract by which Holdings or its Subsidiaries or any of their respective Assets is bound.

5.5 Financial Statements.

(a) True and complete copies of (i) the audited consolidated balance sheets of the Company as of December 31, 2005 and 2006 and, the statements of operations, changes in stockholders’ equity and changes in cash flows of the Company for the years then ended, together with all related notes and schedules thereto (the

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“Audited Financial Statements”), and (ii) the unaudited consolidated balance sheet of the Company as of September 30, 2007, and the related statements of operations and changes in cash flows for the nine month period ended September 30, 2007 (the “Unaudited Financial Statements”), are attached hereto as Schedule 5.5(a). As soon as practicable after the Company’s financial statements for the year ended December 31, 2007 have been audited (the “2007 Financial Statements” and together with the Audited Financial Statements and Unaudited Financial Statements, the “Financial Statements”), the Company shall deliver the 2007 Financial Statements to the Parent. The Financial Statements were, or will be, prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of Unaudited Financial Statements, as permitted by GAAP) and each presents or will present, fairly, in all material respects, the financial position of the Company as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (except that the Unaudited Financial Statements do not have notes and are subject to year-end adjustments). The Financial Statements were, or will be, prepared from the books and records of the Company and do not, or will not, include the business or operations of any other Person. No Person has guaranteed any obligations of, or provided any financial accommodation to, the Company, except as set forth in the Financial Statements.

(b) The Company does not have any Liabilities required to be disclosed in a balance sheet or notes thereto pursuant to GAAP, except for Liabilities (i) recorded or reserved against in the balance sheet referenced in Section 5.5(a)(ii), (ii) incurred in the ordinary course of business, consistent with past practice, since September 30, 2007, or (iii) disclosed on Schedule 5.5(b) hereto.

5.6 Absence of Certain Developments. Except as set forth on Schedule 5.6 hereto, since September 30, 2007, the Company has conducted its business only in the ordinary course of business consistent with past custom and practice and has not:

(a) Suffered a Material Adverse Effect;

(b) Sold, leased, assigned, licensed or transferred any material portion of its Assets (other than non-exclusive licenses of Assets in the ordinary course of business and sales of obsolete or worn out assets in the ordinary course of business) or mortgaged, pledged or subjected them to any Lien, except for Permitted Liens;

(c) Made any material capital expenditures or commitments therefor in excess of $2,000,000 in excess of the 2008 budgeted amounts disclosed in the Company’s business plans provided to the Parent and attached as Schedule 5.6(c) hereto;

(d) Created, incurred or assumed any Indebtedness or guaranteed any Indebtedness of any Person, other than capital leases or pursuant to the credit facilities described in the Financial Statements;

(e) Declared, set aside or paid any dividend or distribution of cash or other property to any stockholder of Holdings with respect to its equity or purchased, or redeemed or otherwise acquired any of its equity or any Options, other than dividends paid to Holdings by its Subsidiaries, net of any withholding Taxes required to be withheld with respect to such dividends;

(f) Declared, set aside or paid any salary or compensation to any director or executive employee outside the ordinary course of business consistent with past custom and practice;

(g) Declared, set aside or paid any amounts to any of the Company’s Affiliates outside the ordinary course of business consistent with past practice;

(h) Amended or authorized the amendment of its certificate of incorporation or by-laws or other constituent documents;

(i) Entered into a Material Contract other than in the ordinary course of business consistent with past practice, or received any notice from a material customer, supplier or other Person having a material relationship with the Company indicating that such customer, supplier or other Person intends to terminate or materially change its relationship in the aggregate with the Company; or

(j) Committed or agreed to any of the foregoing.

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5.7 Title to Assets. Except for leased Personal Property and Proprietary Rights licensed from third parties, the Company has good and valid title, free and clear of all Liens, other than Permitted Liens, to all of the personal, tangible and intangible Personal Property and Assets used in the Business, including, without limitation, the assets shown on the Financial Statements. None of the Permitted Liens materially interfere with the ordinary conduct of the Business or materially detract from the use, occupancy, value or marketability of title of the Assets subject thereto. None of the Assets belonging to the Company will be subject to a Contract of sale or lease by the Company on the Closing Date except in the ordinary course of business consistent with past custom and practice.

5.8 Contracts and Commitments.

(a) Schedule 5.8(a) hereto lists all of the following Contracts of the Company which are currently in effect as of the date hereof (the “Material Contracts”):

(i) Contracts which involve commitments to make capital expenditures or which provide for the purchase of goods or services by the Company from any one Person under which the undelivered balance of such products or services has a purchase price in excess of Five Hundred Thousand Dollars ($500,000);

(ii) Contracts which provide for the sale of products or services by the Company that involve revenues in excess of Five Million Dollars ($5,000,000) for the year ended December 31, 2007;

(iii) Contracts relating to the borrowing of money by the Company, to the granting by the Company of a Lien on any of its Assets, or any guaranty by the Company of any obligation or Liability in any case involving a Liability in excess of One Million Dollars ($1,000,000);

(iv) Contracts with dealers, distributors, brokers or external sales representatives which are likely to involve annual payments in excess of One Hundred Thousand Dollars ($100,000);

(v) Contracts pursuant to which the Company is a lessor or a lessee of any property, Personal Property or real property, or holds or operates any tangible Personal Property owned by another Person, except for any leases of personal property under which the aggregate annual rent or lease payments do not exceed Five Hundred Thousand Dollars ($500,000);

(vi) Contracts for the use, license or sublicense of any material Proprietary Rights owned or licensed by the Company or otherwise used in the Business (other than any license of off the shelf or otherwise generally available software or Proprietary Rights owned by the Company’s customers and licensed to the Company in connection with a customer Contract);

(vii) any power of attorney (whether revocable or irrevocable) given to any Person by the Company;

(viii) Contracts requiring the Company not to compete in any business or in any geographical area (other than customer Contracts that (A) restrict the Company from servicing a competitor of such customer from the same site, or portion thereof, or (B) Contracts through which the Company provides its services through an intermediary and is prohibited from soliciting or providing services to the end user during the Contract term and for no more than two (2) years thereafter);

(ix) any partnership, joint venture or other similar arrangements;

(x) any employment agreements, severance agreements, bonus agreements and non-competition agreements with employees of the Company involving annual salaries in excess of $150,000;

(xi) any Contract with any officer, director, shareholder or any of their respective Affiliates except for employment or option agreements with its officers set forth on Schedule 5.8(a)(x) hereto; and

(xii) any other Contract of the Company which is material to the operation of the Business.

(b) Except as disclosed on the attached Schedule 5.8(b) hereto: (i) the Company has not materially breached or cancelled any Material Contract; (ii) to the Company’s Knowledge, none of the Company’s

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Material Contracts have been breached in any material respect or canceled by the other party which have not been duly cured or reinstated; and (iii) no event has occurred which with the passage of time or the giving of notice or both would result in a material breach or default by the Company under any Material Contract or create in any other Person the right to accelerate, suspend, terminate, modify, cancel or exercise any other material right under any Material Contract. To the Company’s Knowledge, each Material Contract is valid, binding and in full force and effect and enforceable in accordance with its terms. Except as disclosed on Schedule 5.8(b) hereto, all of the Material Contracts are either terminable at will or on not more than ninety (90) days advance notice by the Company and in either case without penalty.

(c) The Company has made available to the Parent true, correct and complete copies of all of the Material Contracts together with all amendments or waivers thereof.

(d) To the Company’s Knowledge, each of the Company’s Contracts have been entered into without the commission of any act by or on behalf of the Company, alone or in concert with any other Person, or any consideration having been paid or promised, that, in either case, is or would be in material violation of any Law.

(e) Except as disclosed on Schedule 5.8(e) hereto, the Company has obtained all consents from third parties required under the Material Contracts which are necessary to consummate the transactions contemplated hereby. Except as disclosed on Schedule 5.8(e) hereto, the consummation of the transactions contemplated by this Agreement will not result in the termination or breach of any of the Material Contracts.

5.9 Affiliate Transactions. Except as set forth on Schedule 5.9 hereto, no stockholder of the Company and no executive officer or director of the Company, nor, to the Company’s Knowledge, any Affiliate thereof or any member of their respective family, has any direct or indirect interest in any customer, supplier or competitor of the Company or in any business, firm or Person from whom or to whom the Company leases any Asset, or in any other business, firm or Person with whom the Parent or the Company does business (other than the record or beneficial ownership of five percent (5%) or less of the outstanding publicly traded equity of any company). The Company has no outstanding loans to any officer, director or stockholder of the Company, any of their Affiliates or any member of their respective family, other than short term travel advances made in the ordinary course of business.

5.10 Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement to be filed with the SEC by the Parent in connection with the Merger, or any of the amendments or supplements thereto (as defined below) will, at the time such documents are filed with the SEC, or at any time they are amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will be deemed to have provided only the information set forth on Schedule 5.10 hereto.

5.11 Proceedings. Except as set forth on Schedule 5.11 hereto, there are no material Proceedings pending or, to the Knowledge of the Company, threatened against the Company, or any of its Assets and to the Company’s Knowledge, there is no basis for any material Proceeding against the Company or any of its Assets. The Company is not subject to any Order of any Governmental Agency.

5.12 Compliance with Laws. Except as set forth on Schedule 5.12 hereto, the Company is in compliance in all material respects with all applicable Laws and Orders. No written notice has been received by the Company alleging a material violation of any applicable Law or Order. To the Company’s Knowledge, since December 31, 2006, there has been no change in any applicable Laws that would have a Material Adverse Effect.

5.13 Environmental Matters. Except as set forth on Schedule 5.13 hereto, the Company is in compliance in all material respects with all Environmental Laws. Except as set forth on Schedule 5.13, the Company has not received any written notice regarding any, and to the Company’s Knowledge, there has been no, violation of, or any Liability or investigatory, corrective or remedial obligation under, any Environmental Law with respect to

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the past or current operations, properties or facilities of the Company or its Subsidiaries, except as would not have a Material Adverse Effect. The Company has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any Hazardous Substance in a manner which has given rise to any Liabilities or investigatory, corrective or remedial obligations pursuant to Environmental Laws. Except as set forth on Schedule 5.13, to the Company’s Knowledge, (a) there has been no disposal, burial or placement of Hazardous Substances on or about the Leased Real Property; (b) the Company has not, nor has any other Person used all or part of the Leased Real Property or any lands contiguous to the Leased Real Property in violation of any Environmental Laws; (c) there is no contamination, pollution or danger of pollution resulting from a condition on or under the Leased Real Property, or on or under any lands in the vicinity of the Leased Real Property; (d) there are no storage tanks on or under the Leased Real Property; (e) environmental conditions associated with the Leased Real Property are in material compliance with all Environmental Laws; and (f) the Company has made available to the Parent all material information in the Company’s possession relating to the environmental condition of the Leased Real Property. Except as set forth on Schedule 5.13, the Company has not received any written notice indicating any concerns about existing environmental conditions which could affect the Leased Real Property or suggesting they might look to the Company for contribution to clean up such condition. The Company has not waived, altered or amended any rights of Holdings under Article 7 of that certain Stock Purchase Agreement, dated as of March 7, 2004, by and among, Solectron Corporation, Stream International, Inc., Stream New York, Stream International (Bermuda) Ltd., Solectron Global Services Italy S.R.L. and Call Center Holdings, Inc. that relate to the indemnification of environmental liabilities.

5.14 Tax Matters. Except as set forth on Schedule 5.14 hereto:

(a) The Company has timely filed all material Returns that it was required to file and all such Returns were true, correct and complete in all material respects. The Company has never been a member of a group of corporations that files (or has been required to file) a consolidated Return for federal income Taxes or a member of an Affiliated Group other than a group of which Holdings is the common parent. The Company has paid all Taxes that were due and payable. The unpaid Taxes of the Company for Tax periods through September 30, 2007 do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the unaudited consolidated balance sheet of the Company as of such date and all unpaid Taxes of the Company for all Tax periods commencing after September 30, 2007 arose in the ordinary course of business. The Company does not have any liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any person other than the Company.

(b) The Company has complied with all Laws relating to the withholding of Taxes required to be paid or withheld by the Company in all material respects and has, within the manner prescribed by applicable Law, withheld from its employees, customers and any applicable payees and paid over to the proper Governmental Agencies all material amounts required to be withheld and paid over.

(c) The Company has provided the Parent with or otherwise made available to the Parent complete and correct copies of (i) all income Tax Returns of the Company relating to Taxes for all taxable periods for which the applicable statute of limitations has not yet expired, and (ii) all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by, or agreed to by or on behalf of the Company relating to Taxes for all taxable periods for which the statute of limitations has not yet expired.

(d) The Company has not waived any statute of limitations or otherwise agreed to any extension of time with respect to an assessment or collection of material Taxes which is still effective; no Proceedings with the Internal Revenue Service or a state, local or foreign taxing authority are presently pending with regard to Taxes of the Company; the Company has not received written notice of any impending audit relating to the material Taxes of the Company which has not yet commenced; and no deficiency for any material Taxes required to be paid by the Company has been proposed, asserted or assessed against the

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Company in writing which has not been resolved and paid in full. To the Knowledge of the Company, it has not been informed by (and the Company has received no written notice from) any jurisdiction that the jurisdiction believes that the Company was required to file any return that was not filed.

(e) The Company is not a party to any Tax allocation or Tax sharing agreement.

(f) There are no adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or the corresponding foreign, state or local Tax laws) that are required to be taken into account by the Company in any period ending after the Closing Date by reason of a change in method of accounting in any taxable period ending on or before the Closing Date.

(g) The Company has not distributed to its shareholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company been distributed, in a transaction to which Section 355 of the Code applies (i) in the two (2) years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(h) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any (i) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax law), in each case, existing as of the Closing Date (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) executed on or prior to the Closing Date, (iii) installment sale or other open transaction disposition made on or prior to the Closing Date or (iv) prepaid amount received on or prior to the Closing Date.

(i) The Company has not engaged in any “listed transaction” for purposes of Treasury Regulation sections 1.6011-4(b)(2) or 301.6111-2(b)(2) or any analogous provision of state or local law.

5.15 Proprietary Rights.

(a) Except as set forth on Schedule 5.15(a) hereto, the Company is the owner of, or has the right to use all material Proprietary Rights (other than “off the shelf” software and Proprietary Rights provided by the Company’s customers in connection with a customer Contract) used in the operation of the Business as presently conducted. Each item of Proprietary Rights will be owned or available for use by the Company on identical terms and conditions immediately subsequent to the Effective Time.

(b) To the Knowledge of the Company, except as disclosed in Schedule 5.15(b) hereto, the Company has not interfered with, infringed upon, or misappropriated, any Proprietary Rights of any Person, and there are no unresolved outstanding written charges, complaints, claims, demands, or notices alleging any such interference, infringement, misappropriation, or violation (including any claim that Company must license, or refrain from using, any Proprietary Rights of any Person). To the Knowledge of the Company, except as disclosed on Schedule 5.15(b) hereto, no Person has interfered with, infringed upon, or misappropriated, any Proprietary Rights owned or exclusively used by the Company in the Business. Schedule 5.15(b) hereto lists all Proceedings pending or, to the Knowledge of the Company, threatened, which challenge the validity, legality, enforceability, use or ownership of any Proprietary Rights owned or used by the Company in the Business. Schedule 5.15(b) hereto also lists all written charges, complaints, claims, demands, or notices received by the Company alleging any interference, infringement, misappropriation, or violation of Proprietary Rights of any Person (including any claim that the Company must license, or refrain from using, any Proprietary Rights of any Person) since January 1, 2006.

(c) Schedule 5.15(c) hereto identifies: (i) each patent, trademark registration and copyright registration which has been issued to the Company; and (ii) each pending patent application, trademark registration application and copyright registration application which has been made by or on behalf of the Company with respect to any Proprietary Rights. The Company has made available to the Parent correct and complete copies of all such registrations and applications (as amended to date or otherwise modified and in effect)

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and all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Schedule 5.15(c) hereto also identifies all trade names, unregistered trademarks and servicemarks used by the Company in the Business. With respect to each of the foregoing items of Proprietary Rights:

(i) except as disclosed on Schedule 5.15(c)(i) hereto, the Company possesses all right, title and interest in and to the item, free and clear of any Lien other than Permitted Liens;

(ii) the item is not subject to any outstanding Order; and

(iii) except as disclosed in Schedule 5.15(c)(iii) hereto, the Company has not agreed to indemnify any Person for or against any interference, infringement, misappropriation or other conflict with respect to the item.

(d) Schedule 5.15(d) hereto identifies (i) each material item of Proprietary Rights that the Company exploits pursuant to a license, sublicense or other Contract and (ii) each material item of Proprietary Rights that the Company licenses or sublicenses to any third Person or otherwise allows any third Person to use. The Company has made available to the Parent correct and complete copies of all such licenses, sublicenses, Contract and permissions (as amended to date or otherwise modified and in effect). With respect to each of the foregoing items of Proprietary Rights:

(i) the license, sublicense, Contract, or permission covering the item is legal, valid, binding, enforceable and in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors rights and by general equitable principles;

(ii) to the Knowledge of the Company, no party to the license, sublicense, Contract or permission is in material breach or default and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification or acceleration thereunder; and

(iii) to the Knowledge of the Company, no party to the license, sublicense, agreement or permission has repudiated any provision thereof.

(e) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of the Merger will: (i) cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of, any material Proprietary Rights owned by or licensed to the Company; (ii) result in the grant of any rights to any Company Proprietary Rights; or (iii) materially impair the right of the Company to use, develop, make, have made, offer for sale, sell, import, copy, modify, create derivative works of, distribute, license, or dispose of any Company Proprietary Rights or portion thereof. Except as set forth on Schedule 5.15(e) hereto, there are no royalties, honoraria, fees or other payments payable by the Company to any third person (other than salaries payable to employees and independent contractors not contingent on or related to use of their work product) as a result of the use, license-in, manufacture, sale, offering for sale, copying, distribution, or disposition of any Company Proprietary Rights by the Company and none shall become payable as a result of the consummation of the Merger.

(f) Except as specifically disclosed in Schedule 5.15(f) hereto, to the Knowledge of the Company, the Company has not (i) incorporated open source code into, or combined open source code with, any software it distributes; (ii) distributed open source code in conjunction with any other software developed or distributed by the Company; or (iii) used open source code that creates, or purports to create, obligations for the Company with respect to the software distributed by the Company or grant, or purport to grant, to any third party, any rights or immunities under Proprietary Rights (including, but not limited to, using any open source code that requires, as a condition of use or distribution of such open source code, that other software incorporated into, derived from or distributed with such open source code be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, or (C) redistributable at no charge or minimal charge).

(g) To the Company’s Knowledge, neither the Company nor any employee, contractor, or agent of the Company has licensed, distributed or disclosed the source code for any material software used by the

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Company or other material confidential information constituting, embodied in or pertaining to such software to any Person, and the Company has taken all commercially reasonable physical and electronic security measures to prevent disclosure of such the same.

5.16 Brokerage. Except as set forth on Schedule 5.16 hereto, there are no claims for brokerage commissions, finders fees or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of the Company, the Stockholders’ Representative or any stockholder of Holdings.

5.17 Real Property Leases.

(a) Leased Real Property. Schedule 5.17(a) hereto sets forth the address of each Leased Real Property facility of the Company. The Company does not own any fee interest in any real property. With respect to the Leased Real Property, except as set forth on Schedule 5.17(a) hereto: (i) the Leases are legal, valid, binding and enforceable against the Company except as may be limited by bankruptcy, insolvency, moratorium, or other similar loss affecting creditors’ rights and by general equitable principles, and are in full force and effect in all material respects and have not been amended, assigned, supplemented, or modified in writing or otherwise in any material respect; (ii) the transactions contemplated hereby do not require the consent of any other Person and will not result in a material breach of or default under the Leases or permit the termination, modification or exercise of any right under the Leases; and (iii) the Company is not in material breach or default under the Leases and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a material breach or default or permit the termination, modification or acceleration of rent under such Leases. There are no other Contracts between the landlord or sublandlord under the Leases and the Company under the Leases concerning the space rented under the Leases. Except as set forth on Schedule 5.17(a) hereto, the Company has not subleased any of the Leased Real Property to any Person.

(b) Landlords. To the Knowledge of the Company, all material conditions and agreements under the Leases to be satisfied or performed by each landlord or sublandlord under the Leases have been satisfied and performed in all material respects. To the Knowledge of the Company, there are no material uncured defaults on the part of each landlord or sublandlord under the Leases. The Company has not sent any notice of default under the Leases to any landlord or sublandlord under the Leases, and to the Knowledge of the Company, there are no events which have occurred that, with the giving of notice or the passage of time or both, would result in a default by any landlord or sublandlord under the Leases

(c) Linn Ventures Consulting Agreement. Except as set forth on the Closing Date Balance Sheet, after the Closing Date, the Company will not have any payment obligations to Linn Consulting relating to its Mumbai South, India facility.

5.18 Governmental Licenses and Permits. Schedule 5.18 hereto contains a complete listing of all material Governmental Licenses held or used by the Company in the conduct of the Business. The Company owns or possesses all right, title and interest in and to all material Governmental Licenses that are necessary to own and operate the Business as presently conducted. Each such Governmental License has been duly obtained, is valid and in full force and effect and is not subject to any Proceeding to revoke, cancel, modify, limit, restrict or declare such Governmental License invalid. The Company is in material compliance with the terms and conditions of such Governmental Licenses and has not received any written notices of the violation of any of the terms or conditions of such Governmental Licenses. The consummation of the transactions contemplated hereby will not, and no event has occurred or circumstance exists that may (with or without the giving of notice or the passage of time or both or otherwise) (i) constitute or result, directly or indirectly in a material violation of or a failure to comply with any term or requirement of any material Governmental License, or (ii) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental License. All applications required to have been filed for the continued validity or renewal of any Governmental License have been duly filed on a timely basis with the appropriate Governmental Agency or other

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Person, and all other filings required to have been made with respect to the Governmental License have been duly made on a timely basis with the appropriate Governmental Agency or other Person, except, in each case, as would not have a Material Adverse Effect.

5.19 Employees. The Company is in compliance in all material respects with all applicable Laws relating to the terms and conditions of employment or termination of employees, former employees or prospective employees or other labor related matters. Except as set forth on Schedule 5.19 hereto, there are no material administrative charges or court complaints pending or, to the Company’s Knowledge, threatened against the Company before the U.S. Equal Employment Opportunity Commission or any federal, foreign, state or local court or agency concerning alleged employment discrimination or any other matters relating to the employment of labor and to the Company’s Knowledge, there is no basis for any administrative charge or court complaint. Except as set forth on Schedule 5.19 hereto, the Company has not experienced any union organization attempts, labor disputes or work stoppage or slowdowns due to labor disagreements since December 31, 2005. There is no labor strike, dispute, work stoppage or slowdown involving twenty-five (25) or more of the employees of the Company pending or, to the Company’s Knowledge, threatened. Except as set forth on Schedule 5.19 hereto, the Company is not a party to any labor or union agreement. Since December 31, 2006, the Company has not effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988 or effectuate any similar triggering event under any other applicable Law (collectively, “WARN”)) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or (ii) a “mass layoff” (as defined in WARN) affecting any site of employment or facility of the Company or any of its Subsidiaries. The Company is not a party to, or otherwise bound by, any consent decrees with, or material citation by, any Governmental Agency relating to its current or former employees, officers or directors or employment practices.

5.20 Employee Benefit Plans.

(a) Schedule 5.20(a) hereto contains a complete list of each benefit plan in which current or former employees of the Company participates, or which the Company maintains, or to which the Company contributes or has any obligation to contribute, or with respect to which the Company is reasonably expected to have any material Liability (such plans, policies, programs and arrangements, shall be referred to herein collectively as the “Company Plans”). No such Company Plan subject to ERISA is funded with securities of the Company.

(b) The Company has provided the Parent with true and complete copies of: (i) all documents embodying each Company Plan, including all amendments thereto and related trust agreements, if any; (ii) the most recent annual actuarial valuations and annual and periodic accounting, if any, prepared for each Company Plan; (iii) the most recently filed annual report (Form 5500), if any, for each Company Plan; (iv) with respect to each Company Plan that is subject to foreign Laws, the most recent material reports required to be filed with any Governmental Agency; (v) the most recent summary plan description and summary of material modifications, if any, required under ERISA or similar foreign Law for each Company Plan; (vi) the current employee handbooks; and (vii) the most recent reports regarding the satisfaction of the nondiscrimination requirements of Sections 410(b), 401(k) and 401(m) of the Code.

(c) The Company does not, nor does any other Person that is or that has been a member of a controlled group or any other similar arrangement that would be combined with the Company under Code Section(s) 414(b), (c), (m) or (o), participate in or contribute to and has not participated in or contributed to any multiemployer plan (as defined in Section 3(37) of ERISA) or any plan subject to Title IV of ERISA or the minimum funding requirements of Code Section 412.

(d) No Company Plan provides post-termination health, accident or life insurance benefits, other than group health benefits required to be provided to former employees, their spouses and other dependents under Code Section 4980B or Part 6 of Subtitle B of Title I of ERISA or applicable similar state Law (“COBRA”) or foreign Law. No Company Plan is funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code. No Company Plan holds securities issued by the Company, any of the Company’s Subsidiaries or any of their ERISA Affiliates.

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(e) No Company Plan is subject to Title IV of ERISA or the minimum funding requirements of Code Section 412.

(f) There is no pending or, to the Company’s Knowledge, threatened Proceeding (other than routine claims for benefits) by or on behalf of any Company Plan or any trusts which are associated with such Company Plans. To the Company’s Knowledge, no Company Plans are under audit or investigation by the Internal Revenue Service, the Department of Labor, the PBGC or any other Governmental Agency.

(g) The requirements of COBRA and of Code Section 9801, et. seq., and any applicable state Laws have been met in all material respects with respect to each Company Plan that is subject to such applicable provisions.

(h) To the Company’s Knowledge to the extent due and payable, all material contributions (including all employer contributions and employee salary reduction contributions) and all material premiums or other such payments have been paid to each Company Plan for any period ending on or before the Effective Time. All contributions, premiums and other payments which are not yet due have been accrued on the financial statements in accordance with GAAP and consistent with past practice.

(i) Except as disclosed on Schedule 5.20(i) hereto, the completion of the transactions contemplated by this Agreement will not result, separately or in the aggregate, in the payment of any amount that will be: (A) non-deductible to Holdings or the Surviving Company under Code Section 280G; (B) characterized as an “excess parachute payment” within the meaning of Code Section 280G(b)(1); or (C) subject to the excise tax under Code Section 4999. Schedule 5.20(i) hereto discloses each: (i) agreement with any stockholder, director, officer or other key employee of the Company earning an annual salary in excess of $150,000 (1) the benefits of which are contingent, or the terms of which are materially altered, upon the consummation of the transactions contemplated by this Agreement, (2) providing any term of employment or compensation guarantee or (3) providing severance benefits or other benefits after the termination of employment of such director, executive officer or key employee; and (ii) agreement or plan binding the Company and relating to any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or other plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Schedule 5.20(i) hereto discloses each Company Plan binding the Company, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or other plan, any of the benefits of which will be materially increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement.

(j) Since January 1, 2005, the Company has operated and administered all Company Plans that are nonqualified deferred compensation plans (as defined under Code Section 409A) in good faith and in material compliance with the requirements of Code Section 409A and the rules, regulations and guidance issued thereunder. To the Company’s Knowledge, no employee of the Company will have compensation includable in his or her gross compensation as a result of the application of Code Section 409A.

(k) The Company Plans have been maintained, funded and administered in accordance with their terms in all material respects and comply in form and in application in all material respects with the applicable requirements of ERISA, the Code and applicable foreign Laws.

(l) All of the Company Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Company Plans are qualified and the plans and trusts related thereto are exempt from federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code, to the Company’s Knowledge, no such determination letter has been revoked and revocation has not been threatened, and no such Company Plan has been amended or operated since the date of its most recent determination letter or application therefore in any material respect, and no act or omission has occurred, that would adversely affect its qualification. With respect to

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each Company Plan that is subject to foreign Laws, each such Company Plan that is intended to qualify for favorable Tax benefits under such foreign Laws is so qualified and, to the Company’s Knowledge, no condition exists and no event has occurred that would adversely affect such status or would be expected to give rise to any material Tax or penalty.

(m) Each Company Plan is amendable and terminable unilaterally by the Holdings or any of its Subsidiaries which are a party thereto or covered thereby at any time without liability to the Company as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable administrative expenses related thereto).

5.21 Insurance.

(a) Schedule 5.21 hereto lists each material insurance policy (including policies providing property, liability, life and worker’s compensation coverage and bond and surety arrangements) to which the Company is a party. True and correct copies of each such policy have been made available to the Parent.

(b) To the Company’s Knowledge, each of the above listed policies are legal, valid, binding, enforceable and in full force and effect. Prior to the Closing Date, the Company will not cancel or allow to expire any such policies unless replaced with other comparable insurance. The Company, and to the Company’s Knowledge, any other party to the policies, is not in material breach or material default of the terms of the policies (including with respect to the payment of premiums or the giving of notices), and to the Company’s Knowledge, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration, under the policy; and to the Company’s Knowledge, no party to the policies has repudiated any provision thereof.

(c) The Company has provided the Parent with claims histories for the past three (3) years under all business insurance policies held by the Company or its Subsidiaries involving claims in excess of $25,000 and said histories are true and accurate in all material respects.

5.22 Information Regarding Directors and Officers. Schedule 5.22 hereto sets forth the name of each director and executive officer of Holdings and/or its Subsidiaries and the offices held by each such Person.

5.23 Books and Records. The books of account, minute books, stock record books and other records of the Company, all of which have been made available to the Parent prior to the date hereof and will be delivered to the Parent at or prior to Closing, are complete and correct in all material respects. Those books and records not delivered to the Parent at the Closing are, and will be at the Closing, located at the Company’s facilities. The minute books of the Company contain substantially accurate and complete records of all meetings held of, and corporate actions taken by the stockholders, the board of directors or any committee of the board of directors.

5.24 Condition of Assets. The Assets comprise all of the material assets necessary to own and operate the Business as conducted as of the date hereof. The Personal Property, taken as a whole, is in good operating condition and repair (normal wear and tear excepted).

5.25 Accounts Receivable. As of the Closing Date, all accounts receivable of the Company represent valid obligations arising from sales actually made in the ordinary course of business, subject to the reserves set forth in the Company’s books and records, which have been established in accordance with past practice. To the Knowledge of the Company, the accounts are not subject to defenses, counterclaims or set-off.

5.26 Inventory. The Company does not record Inventory on its financial statements in connection with the Business as presently conducted.

5.27 Confidentiality Agreement. The Company and its Affiliates and their representatives that are subject to the terms of that certain confidentiality agreement, dated as of November 14, 2007, by and among the Company and its Affiliates and the Parent (the “Confidentiality Agreement”) have complied in all material respects with the terms of the Confidentiality Agreement.

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5.28 Investigation; No Additional Representations. The Company and its Affiliates acknowledge that neither the Parent nor the Merger Subsidiary has made, nor shall either be deemed to have made, any representation or warranty, express or implied, with respect to itself, its business or the transactions contemplated by this Agreement, other than those explicitly set forth in Article VI and Article VII of this Agreement.

5.29 Full Disclosure. None of the representations and warranties made by the Company in this Agreement, as modified by the Company Disclosure Schedule, contain, as brought down by the officer’s certificate delivered pursuant to Section 3.3(c)(i) hereof, or will contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading as of the date to which it speaks.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE PARENT

The Parent hereby represents and warrants to the Company that the statements contained in this Article VI are true and correct except as set forth in the disclosure schedules delivered by the Parent to the Company (the “Parent Disclosure Schedule”). The Parent Disclosure Schedule shall initially be as of the date hereof, except where any schedule specifically purports to be as of a different date in which case such schedule shall be as of the date on the schedule. The Parent Disclosure Schedules may be updated pursuant to Section 8.12 hereof, and shall be updated as of the Closing Date. The Parent Disclosure Schedule shall be arranged and cross-referenced to specific sections in this Article VI and shall provide exceptions to, or otherwise qualify in reasonable detail, only the specific corresponding section in this Article VI, unless otherwise reasonably apparent that it applies to other sections.

6.1 Organization and Power; Investments. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Parent is qualified to do business as a foreign entity and is in good standing in the jurisdictions listed on the attached Schedule 6.1(a) hereto, which jurisdictions constitute all of the jurisdictions in which the ownership of its properties or the conduct of its business requires it to be so qualified except where the failure to be qualified would not result in a Material Adverse Effect. The Parent has all requisite corporate power and authority to own its assets and carry on its business as now conducted. The Parent has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The Parent Charter and the by-laws of the Parent, which has previously been furnished to the Company, reflect all amendments thereto and are correct and complete in all respects. Except for the Merger Subsidiary, the Parent has no Subsidiaries and does not own or control (directly or indirectly) any partnership interest, joint venture interest, equity participation or other security or interest in any Person.

6.2 Authorization.

(a) The execution, delivery and performance by the Parent of this Agreement, and the Registration Rights/Lockup Agreement, the other agreements contemplated hereby, including without limitation, the issuance of the Unit Consideration, and each of the transactions contemplated hereby or thereby will be, upon approval of the Parent’s stockholders, duly and validly authorized by all requisite corporate action on the part of the Parent, and, other than the approval of the Parent’s stockholders, no other corporate act or proceeding on the part of the Parent or its board of directors is necessary to authorize the execution, delivery or performance of this Agreement or any other agreement contemplated hereby or the consummation of any of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by the Parent and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Parent will each constitute, a valid and binding obligation of the Parent, enforceable against the Parent in accordance with their terms except as may be limited by bankruptcy insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights and by general equitable principles.

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(b) The Board of Directors of the Parent (including any required committee or subgroup of the board of directors of the Parent) has, unanimously (a) declared the advisability of the Merger and approved this Agreement and the transactions contemplated hereby, (b) determined that the Merger is in the best interests of the stockholders of the Parent, and (c) determined that the fair market value of the Company is equal to at least 80% of the Parent’s net assets and there have been no changes to such resolutions. The only approvals of the Parent’s stockholders required to consummate the transactions contemplated by this Agreement are (i) the affirmative vote by the Parent’s stockholders holding a majority of the IPO Shares, and (ii) no more than 9,374,999 IPO Shares seeking Conversion Payments.

6.3 Capitalization. The authorized capital stock of the Parent consists of (a) 119,000,000 shares of common stock, par value $.001 per share, 31,250,000 of which shares were issued in the initial public offering completed pursuant to the Prospectus (the “IPO”) and are outstanding and 7,812,500 shares of which were issued to certain officers, directors and Affiliates of the Parent and are outstanding, and (b) 1,000,000 shares of preferred stock $0.001 par value, none of which are outstanding. All issued and outstanding shares of the capital stock of the Parent are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock is entitled to (or has been issued in violation of) preemptive rights. As of the date hereof, there are (i) warrants with an exercise price of $6.00 per share to purchase up to 31,250,000 shares of Parent Common Stock (the “IPO Warrants”) issued in the IPO; (ii) Options to purchase 1,562,500 Parent Units with an exercise price of $9.60 per Unit (except that the exercise price of the warrants underlying such Parent Units equals $7.20 per share Parent Common Stock) (the “Underwriter Options”); and (iii) 7,500,000 outstanding warrants with an exercise price of $6.00 per share to purchase up to 7,500,000 shares of the Parent Common Stock issued to certain officers, directors and Affiliates of the Parent (the “Affiliate Warrants” and together with the IPO Warrants, the “Parent Warrants”). Except as described in this Section 6.3 and set forth on Schedule 6.3 hereto, there are no other issued or outstanding shares of capital stock as of the date hereof or Options to acquire capital stock or securities convertible or exchangeable into shares of capital stock of the Parent. All outstanding shares of Parent Common Stock, all of the outstanding Parent Warrants, and all of the Underwriter Options have been issued and granted in compliance with (x) all applicable securities laws and, in all material respects, other applicable Laws, and (y) all requirements set forth in any applicable Parent Contract. The Parent has delivered to the Company complete and correct copies of the Parent Warrants and Underwriter Options, including all documents relating thereto. All of the Parent Units to be issued in connection with the Merger and the other transactions contemplated hereby will, when issued in accordance with the terms hereof, have been duly authorized, be validly issued, fully paid and non-assessable, free and clear of all Liens, Proceedings and Orders. Except as set forth on Schedule 6.3 hereto, or as contemplated by the Registration Rights/Lockup Agreement, there are no registration rights and there is no voting trust, proxy, rights plan, anti-takeover plan or other Contracts or understandings to which the Parent is a party or by which the Parent is bound with respect to any equity securities of any class of the Parent.

6.4 No Breach. Except as set forth on Schedule 6.4 hereto and filings under the HSR Act and Exchange Act, the execution, delivery and performance by the Parent and the Merger Subsidiary of this Agreement and the other agreements contemplated hereby and the consummation of each of the transactions contemplated hereby or thereby will not (a) violate, result in any breach of, constitute a default under, result in the termination or acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under the certificate of incorporation or by-laws of the Parent or the Merger Subsidiary, any material Law, any material Order or any material Contract to which the Parent or the Merger Subsidiary or their respective assets is bound; (b) result in the creation or imposition of any Lien (other than a Permitted Lien) upon any assets or any of the equity interests of the Parent or the Merger Subsidiary; or (c) require any material authorization, consent, approval, exemption or other action by or notice to any Governmental Agency or other Person under the provisions of any material Law, material Order or any material Contract by which the Parent or the Merger Subsidiary or any of their respective assets is bound.

6.5 SEC Filings; Financial Statements.

(a) Parent has filed all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since June 9, 2006, and will continue to file the same

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through the Closing Date (the “Parent SEC Reports”). The Parent has made or will make available to the Company a correct and complete copy of each report, registration statement and definitive Proxy Statement filed by the Parent with the SEC. As of their respective dates, the Parent SEC Reports: (i) were prepared, or will be prepared, in accordance and comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not, or do not, at the time they were filed (and if amended or superseded by a filing, then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All of such Parent SEC Reports (including any financial statements included or incorporated by reference therein), as of their respective dates (and as of the date of any amendment to the respective Parent SEC Report), complied or comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

(b) Each of the financial statements (including the related notes) included in the Parent SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Parent as of the respective dates or for the respective periods set forth therein, all in conformity with Regulation S-X and GAAP, applied on a consistent basis throughout the periods involved except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal and recurring adjustments that were not or are not expected to be material in amount, and lack footnote disclosure and all other rules and regulations promulgated by the SEC applicable to such financial statements. Each set of financial statements of the Parent (including, in each case, any related notes thereto) contained in the Parent SEC Reports, including each Parent SEC Report filed after the date hereof until the Closing, complied or will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents or will fairly present in all material respects the financial position of the Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on the Parent.

(c) The Parent does not have any Liabilities required to be disclosed in a balance sheet or the notes thereto pursuant to GAAP, except for Liabilities (i) recorded or reserved against in the financial statements contained in the Parent SEC Reports, (ii) incurred in the ordinary course of business consistent with past practice since September 30, 2007 or (iii) disclosed on Schedule 6.5(b) hereto.

(d) The Merger Subsidiary has no assets or properties of any kind, does not now conduct and has never conducted any business, and does not now have and will not have at the Closing any obligations or Liabilities of any nature whatsoever except such obligations and Liabilities, and the conduct of such business, as are imposed by, or required under, this Agreement.

(e) The Parent and the Merger Subsidiary will not be required to incur any Indebtedness to fund the Purchase Price, except for the assumption of the Company’s Indebtedness.

6.6 Absence of Certain Developments. Except as set forth on Schedule 6.6 hereto, since September 30, 2007, the Parent has conducted its business only in the ordinary course of business consistent with past custom and practice and has not:

(a) Suffered a Material Adverse Effect;

(b) Sold, leased, assigned, licensed or transferred any material portion of its assets (other than sales of inventory, in the ordinary course of business, or sales of obsolete assets) or mortgaged, pledged or subjected them to any Lien, except for Permitted Liens;

(c) Created, incurred or assumed any Indebtedness or guaranteed any Indebtedness of any Person, other than as set forth in the Parent SEC Reports;

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(d) Declared, set aside or paid any dividend or distribution of cash or other property to any shareholder of the Parent with respect to its equity or purchased, or redeemed or otherwise acquired any of its equity or any warrants, options or other rights to acquire its equity;

(e) Declared, set aside or paid any salary or compensation to any director or executive employee outside the ordinary course of business consistent with past custom and practice;

(f) Declared, set aside or paid any amounts to any of the Parent’s Affiliates except as disclosed in the Parent SEC Reports;

(g) Amended or authorized the amendment of its certificate of incorporation or by-laws or other constituent documents; or

(h) Committed or agreed to any of the foregoing.

6.7 Title to Assets. Except as set forth on Schedule 6.7 hereto, the Parent does not own or lease any real or Personal Property. The Parent has good and valid title, free and clear of all Liens, other than Permitted Liens, to all of the personal, tangible and intangible personal property and assets used in its business, including, without limitation, the assets shown in the Parent SEC Reports. None of the Permitted Liens materially interfere with the ordinary conduct of the Parent’s business or materially detract from the use, occupancy, value or marketability of title of the assets subject thereto. None of the assets belonging to the Parent will be subject to a Contract of sale or lease by the Parent on the Closing Date.

6.8 Contracts and Commitments.

(a) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement and Schedule 6.8 hereto, there are no Contracts, Liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which the Parent is a party or by or to which any of the properties or assets of the Parent may be bound, subject or affected, which either (i) creates or imposes a Liability greater than $250,000, or (ii) may not be cancelled by the Parent on less than thirty (30) days’ or less prior notice (“Parent Contracts”). All Parent Contracts are set forth on Schedule 6.8 hereto, other than those that are exhibits to the Parent SEC Reports.

(b) Other than as set forth on Schedule 6.8 hereto, each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting creditors rights. Correct and complete copies of all Parent material Contracts (or written summaries in the case of oral Parent Contracts) and of all outstanding offers or proposals of the Parent for Contracts that would be Parent material Contracts have been heretofore delivered to the Company.

(c) Neither the Parent nor, to the Parent’s Knowledge, any other party thereto is in material breach or default of, and no event has occurred which with notice or lapse of time or both would become a material breach or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Parent. Each Contract to which the Parent is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on the Parent.

6.9 Affiliate Transactions. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, no employee, executive officer, director or stockholder of the Parent or a member of his or her immediate family has any Liability to the Parent nor does the Parent have any Liability (or is committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of the Parent. To the Parent’s Knowledge, none of such individuals has any direct or indirect ownership

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interest in any Person with whom the Parent is affiliated or with whom the Parent has a material contractual relationship, or any Person that competes with the Parent, except that each employee, stockholder, officer or director of the Parent and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with the Parent. To the Parent’s Knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of the Parent).

6.10 Proxy Statement. None of the information supplied or to be supplied by the Parent for inclusion or incorporation by reference in the Proxy Statement to be filed with the SEC by the Parent in connection with the Merger, or any of the amendments or supplements thereto (as defined below) will, at the time such documents are filed with the SEC, or at any time they are amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Such documents will each comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder.

6.11 Proceedings. Except as set forth in the Parent SEC Reports, or as would not have a Material Adverse Effect, there are no Proceedings pending or, to the Knowledge of the Parent, threatened against the Parent or the Merger Subsidiary, or any of their assets and to the Parent’s Knowledge, there is no basis for any Proceeding against the Parent or the Merger Subsidiary or any of its assets. The Parent or the Merger Subsidiary is not subject to any Order of any Governmental Agency.

6.12 Compliance with Laws. Except as set forth on Schedule 6.12 hereto, the Parent and the Merger Subsidiary are in compliance in all material respects, with all applicable Laws and Orders. No written notice has been received by the Parent or the Merger Subsidiary alleging a violation of, or Liability or potential responsibility under, any such Law or Order. To the Parent’s Knowledge, since its incorporation, there has been no change in any applicable Laws that would have a Material Adverse Effect and there is no impending change in any applicable Laws that would have a Material Adverse Effect.

6.13 Environmental Matters. The Parent has complied in all material respects with all applicable Environmental Laws. The Parent has not received any written notice, demand, letter, claim or request for information alleging that the Parent may be in violation of or liable under any Environmental Law. The Parent is not subject to any Orders, decrees, injunctions or other arrangements with any Governmental Agency or subject to any indemnity or other agreement with any third party relating to Liability under any Environmental Law.

6.14 Proprietary Rights. The Parent does not own, license or otherwise have any right, title or interest in any material Proprietary Rights.

6.15 Brokerage. Except as set forth on Schedule 6.15, there are no claims for brokerage commissions, finders fees or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of the Parent or the Merger Subsidiary.

6.16 American Stock Exchange Quotation. The Parent Units are quoted on the AMEX. There is no action or Proceeding pending or, to the Parent’s Knowledge, threatened against the Parent by AMEX or NASD with respect to any intention by such entities to prohibit or terminate the quotation of the Parent Units on the AMEX. The Parent has not received notice from the AMEX to the effect that the Parent is not in compliance with the listing or maintenance requirements of the AMEX. The Parent is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

6.17 Listing and Maintenance Requirements. The Parent Units are registered pursuant to Section 15(d) of the Exchange Act, and the Parent has taken no action designed to, or which is likely to have the effect of, terminating the registration of the Parent Units under the Exchange Act nor has the Parent received any notification that the SEC is contemplating terminating such registration.

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6.18 Trust Fund.

(a) As of the date hereof and at the Closing Date, the Parent has or its Subsidiaries have and will have at least $246,300,000 (the “Trust Fund”), invested in U.S. government securities or in money market funds in a trust account at Banc of America LLC (the “Trust Account”), held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement between the Parent and the Trustee (the “Trust Agreement”). Upon consummation of the Merger and notice thereof to the Trustee, the Trust Account will terminate and the Trustee shall thereupon be obligated to release as promptly as practicable to the Parent, its Subsidiaries or designees the Trust Fund held in the Trust Account, which Trust Fund will be (i) free of any Lien, Proceeding or Order whatsoever, after taking into account (A) the Conversion Payments (B) the deferred underwriters discount of up to $7,500,000 and any accrued and unpaid expenses and (ii) an amount at least equal to the Cash Consideration.

(b) Effective as of the Effective Time, the obligations of the Parent to dissolve or liquidate within the specified time period contained in the Parent Charter will terminate, and effective as of the Effective Time the Parent shall have no obligation whatsoever to dissolve and liquidate the assets of the Parent by reason of the consummation of the Merger or the transactions contemplated thereby. Following the Effective Time, no Parent stockholder shall be entitled to receive any amount from the Trust Account except to the extent such stockholder votes against the approval of this Agreement and the transactions contemplated thereby and demands, contemporaneous with such vote, that Parent convert such stockholder’s IPO Shares into a Conversion Payment pursuant to the Parent Charter.

(c) The Parent has the ability and intention to pay the Cash Consideration entirely from the Trust Fund and will not seek additional financing, whether debt or equity, to consummate the transactions contemplated by this Agreement.

6.19 Investment Company Act. The Parent is not, and will not be after the Effective Time, an “investment company” or a person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

6.20 Confidentiality Agreement. The Parent and its Affiliates and their representatives that are subject to the Confidentiality Agreement have complied in all material respects with the terms of the Confidentiality Agreement including, without limitation, the restrictions on contacting other potential acquirers of the Shares. The Parent has destroyed, and has caused its officers, directors, employees, agents and Affiliates to destroy, all “quarterly business reviews” of the Company provided to it (whether in electronic or printed form) prior to the date hereof, including deleting such information from the Parent’s electronic data systems.

6.21 Investigation; No Additional Representations; No Reliance, etc. The Parent and Merger Subsidiary acknowledge that the Company has not made nor shall it be deemed to have made any representation or warranty, express or implied, with respect to itself, the Business or the transactions contemplated by this Agreement, other than those explicitly set forth in Article V of this Agreement. The Parent and the Merger Subsidiary acknowledge and agree that (a) they have made their own inquiry and investigation into the Business and the Company, and (b) they have been, or pursuant to the terms of this Agreement, will be, furnished with, or given adequate access to such information about the Business and the Company as they have requested except as otherwise indicated herein.

6.22 Full Disclosure. None of the representations and warranties made by the Parent in this Agreement, as modified by the Parent Disclosure Schedule, contain, as brought down by an officer’s certificate delivered pursuant to Section 3.2(e)(iii) hereof, or will contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading as of the date to which it speaks.

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ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF MERGER SUBSIDIARY

As an inducement to the Company to enter into this Agreement, the Parent and the Merger Subsidiary represent and warrant to the Company and the Stockholders’ Representative as follows:

7.1 Organization and Power; Reporting. The Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Merger Subsidiary is a direct, wholly-owned subsidiary of the Parent. The Merger Subsidiary has never been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

7.2 Authorization. The Merger Subsidiary has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Merger Subsidiary of this Agreement and the consummation by the Merger Subsidiary of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Merger Subsidiary. The Parent, in its capacity as sole stockholder of the Merger Subsidiary, will approve this Agreement on the date hereof and the other transactions contemplated hereby as required by the DGCL. This Agreement has been duly executed and delivered by the Merger Subsidiary and, assuming that this Agreement constitutes the valid and binding agreement of Company, constitutes a valid and binding agreement of the Merger Subsidiary, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

7.3 Non-Contravention. The execution, delivery and performance by the Merger Subsidiary of this Agreement and the consummation by the Merger Subsidiary of the transactions contemplated hereby do not and will not contravene or conflict with the certificate of incorporation or the by-laws of the Merger Subsidiary.

7.4 No Business Activities. The Merger Subsidiary is a newly-formed single purpose entity which has been formed solely for the purposes of the Merger and has not carried on, and prior to the Closing will not carry on, any business or engage in any activities other than those reasonably related to the Merger. The Merger Subsidiary has no Subsidiaries and does not own any equity, profit or voting interest in any Person or have any Contract to do the same.

ARTICLE VIII

ADDITIONAL AGREEMENTS

8.1 Preparation of Proxy Statement.

(a) As soon as practicable following the date of this Agreement, but no later than February 12, 2008, the Parent shall, with the cooperation of the Company, prepare and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, a proxy statement (the “Proxy Statement”) in preliminary form provided that if the Parent is otherwise ready, willing and able to file the Proxy Statement but is delayed in doing so solely by the Company’s failure (whether or not in the Company’s control) to provide the Company’s financial statements for the period ended September 30, 2007, the filing date shall be extended (x) one (1) Business Day for each day that the Company is the sole cause of such delay plus (y) three (3) Business Days. The Proxy Statement shall:

(i) Request approval from the Parent’s stockholders of the Merger and this Agreement upon the terms set forth herein and the issuance of the Parent Units;

(ii) Include the Parent’s Board of Directors recommendation to vote for the Merger, subject to Section 8.1(e); and

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(iii) Request such other approvals as the parties may determine are necessary or desirable. The Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of the Unit Consideration.

The Proxy Statement shall be filed in preliminary form in accordance with the Exchange Act, and each of Company and the Parent shall use its commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. The Parent shall use its reasonable best efforts to (1) prepare and file with the SEC the definitive Proxy Statement, (2) cause the definitive Proxy Statement, including any amendment or supplement thereto to be approved by the SEC, and (3) to cause the definitive Proxy Statement to be mailed to the Parent’s stockholders as promptly as practicable after the SEC has approved it. The Parent shall notify the Company promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and each of the Parent and the Company shall supply each other with copies of all correspondence between such or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger.

(b) The parties hereto shall use all commercially reasonable efforts to have the Proxy Statement approved by the SEC as promptly as practicable after such filing. The Parent and its counsel shall obtain from the Company such information required to be included in the Proxy Statement and, after consultation with the Company and its counsel, respond promptly to any comments made by the SEC with respect to the Proxy Statement. The Parent shall allow the Company’s full participation in the preparation of the Proxy Statement and any amendment or supplement thereto and shall consult with the Company and its advisors concerning any comments from the SEC with respect thereto. The Company’s independent accountants shall assist the Parent and its counsel in preparing the Proxy Statement. The Company shall ensure that any information furnished by the Company to the Parent that is designated in writing by the Company for inclusion in the Proxy Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The Company shall furnish the 2007 Financial Statements as soon as they become available (and in any event prior to March 31, 2008), and such unaudited financial statements as may be required under the rules and regulations of the SEC for inclusion in the Proxy Statement as soon as they become available (and in any event prior to the 135th day after the date of the financial statements already included in such proxy on file with the SEC); provided, that if the Company has used its commercially reasonable efforts to provide the 2007 Financial Statements, the Company’s failure to meet either such deadline shall only result in the deferral of the dates set forth in the definition of “Purchase Price” and Section 10.1(c)(ii) and Section 10.1(d). The Stockholders’ Representative shall make itself available to the Parent and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments from the SEC. Prior to the filing of the Proxy Statement with the SEC and each amendment thereto, at the Parent’s request, the Stockholders’ Representative shall confirm in writing to the Parent and its counsel that it has reviewed the Proxy Statement (and each amendment thereto) and does not object to the Company information contained therein.

(c) If, prior to the Effective Time, any event occurs with respect to the Company, or any change occurs with respect to other information supplied by the Company for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify the Parent of such event, and the Company and the Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the Parent’s stockholders.

(d) If, prior to the Effective Time, any event occurs with respect to the Parent or Merger Subsidiary, or any change occurs with respect to other information supplied by the Parent for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Parent shall promptly notify the Company of such event, and the Parent and the Company shall

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cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the Parent’s stockholders.

(e) The Parent shall, promptly after the Proxy Statement is cleared by the SEC, take all action necessary to duly call, give notice of, convene and hold a special meeting of its stockholders in accordance with all applicable Law and the Parent Charter and by-laws (the “Parent Stockholders Meeting”) as soon as practicable after the Proxy Statement is cleared by the SEC. The Parent shall consult with the Company on the date for the Parent Stockholders Meeting. The Parent shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to the Parent’s stockholders as soon as practicable after the Proxy Statement is cleared but in any event, the Parent shall mail the Proxy Statement within three (3) business days after the SEC clears the Proxy Statement. The Parent shall, through its board of directors, recommend to its stockholders that they approve the Merger, this Agreement, and the transactions contemplated herein, unless the Parent’s board of directors reasonably concludes, upon consultation with its outside legal counsel, that the fiduciary duties of the board of directors under applicable law prohibit it from doing so, in which event the Company shall have the rights set forth in Section 10.1 hereof.

(f) The Parent shall comply with all applicable federal and state securities laws in all material respects with respect to the filing of the Proxy Statement and the issuance of the Unit Consideration.

(g) Each of the parties hereto acknowledge that the Parent Units issued to the stockholders of Holdings and Optionholders pursuant to this Agreement are intended to be issued pursuant to the “private placement” exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act and agree to fully cooperate with Parent in its efforts to ensure that the Parent Units may be issued pursuant to such private placement exemption. Such Parent Units shall be subject to a Registration Rights/Lockup Agreement; provided that in the event that Parent, based on written advice of its counsel, has determined that the Parent Units to be issued pursuant to this Agreement cannot be issued under the “private placement” exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, then the Parent shall take all legally permissible action necessary to prepare and file, on a timely basis, a registration statement on Form S-4 with the SEC which registers the issuance of the shares issued as Unit Consideration pursuant to this Agreement (the “Form S-4 Alternative”). Parent shall use, and shall cause its officers, employees, agents, advisors or other representatives to use, their respective commercially reasonable efforts to effectuate the foregoing (and fully cooperate with the other parties), including, without limitation, preparing and filing all applications, documents and forms necessary to register the Parent Units on an effective registration statement on Form S-4. In the event that Parent Units are issued pursuant to the Form S-4 Alternative, no Parent Units (or certificates therefor) shall be issued in exchange for any Certificates to any person who, prior to the Effective Time, may be an “affiliate” (as that term is used in Rule 145 under the Securities Act) of the Company until such person has delivered to Parent and the Company a duly executed affiliate agreement in the form provided by Parent.

8.2 Access to Information: Confidentiality.

(a) Upon reasonable notice, each party shall afford to the officers, employees, accountants, counsel, financial advisors and other representatives of the other party reasonable access during normal business hours, during the period prior to the Effective Time, to such of its properties, books, Contracts, commitments, records, officers and employees as the other party may reasonably require to obtain SEC approval of the Proxy Statement; provided that prior to the Closing, neither the Parent nor any of its officers, directors, Affiliates, or agents shall contact the Company’s customers or employees (other than Toni Portmann and Tom Andrus) without the prior written consent of the Company.

(b) Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of

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consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to: (i) information which was known to the one party or its agents prior to receipt from the other party; (ii) information which is or becomes generally known to the public without the breach of any duty or obligation to the party asserting the confidential nature of such information; (iii) information acquired by a party or its agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by Law or AMEX; provided, however, that while any such disclosure will not be a breach of this Agreement, the disclosed information shall continue to be confidential information for purposes of this Agreement unless one of the other exceptions noted above is applicable. The Company and the Parent may disclose such non-public information to advisors retained by either the Company or the Parent, provided that any party to whom such information is disclosed shall be bound by confidentiality obligations as least as restrictive as those set forth herein, which obligations shall be directly enforceable by the Company or the Parent, as appropriate, either as a party to such arrangements or as a third party beneficiary thereunder, and shall be specifically advised that the federal securities laws in the United States prohibit trading in securities of an issuer when in possession of material non-public information relating to such issuer. In the event this Agreement is terminated as provided in Article X hereof, each party (A) will return or cause to be returned to the other all documents and other material obtained from the other in connection with the Merger contemplated hereby, and (B) will use its reasonable best efforts to delete from its computer systems all documents and other material obtained from the other in connection with the Merger contemplated hereby. In the event this Agreement is terminated pursuant to its terms, the Parent shall not, and shall cause its Affiliates, employees, representatives and agents not to, use any information obtained by it or its representatives, agents, lenders and investors about the Company to, and the Parent and the Merger Subsidiary otherwise shall not (A) contact, solicit or employ any current employees of the Company identified to them by the Company (whether or not previously known by the Parent) for a period of eighteen (18) months following the termination of this Agreement, provided that the foregoing shall not prohibit the contact, solicitation or employment of such employees pursuant to any general public solicitation not directed specifically to such employees, (B) attempt to induce the Company’s clients or customers identified to them by the Company to reduce their business or services obtained from, or provided to, the Company, in any case, for the longer of six (6) months following the termination of this Agreement or twelve (12) months from the date hereof, or (c) disparage the Company, its senior management or its Affiliates, for a period of twelve (12) months from the date this Agreement is terminated.

8.3 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to prepare and file as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Agency in order to consummate the Merger and the other transactions contemplated by this Agreement. Upon the terms and subject to the conditions hereof, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions, to do, or cause to be done, all things reasonably necessary to satisfy the conditions to the Closing set forth herein and to consummate the Merger and the other transactions contemplated by this Agreement.

8.4 HSR Act. As promptly as practicable after the date of this Agreement, but no later than ten (10) days after the date hereof, the Parent and the Company shall each prepare and file the notification required of it under the HSR Act in connection with the transactions contemplated by this Agreement and shall promptly and in good faith respond to all information requested of it by the Federal Trade Commission and Department of Justice in connection with such notification and otherwise cooperate in good faith with each other and such Governmental Agencies. The Parent and the Company shall (a) promptly inform the other of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Agency regarding the transactions contemplated by this Agreement, (b) give the other prompt notice of the commencement of any Proceeding by or before any Governmental Agency with respect to such transactions and (c) keep the other reasonably informed as to the status of any such Proceeding. Filing fees with respect to the notifications required under the HSR Act shall be paid by the Parent; provided that if the Closing occurs, the Company Transaction Fees shall be increased by one-half of such filing fees.

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8.5 Notification of Certain Matters.

(a) The Company shall use commercially reasonable efforts to give prompt notice to the Parent, and the Parent shall use commercially reasonable efforts to give prompt notice to the Company, to the extent that either acquires Knowledge of (a) the occurrence or non-occurrence of any event which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate and (b) any failure of the Parent, the Merger Subsidiary or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. Except as set forth in Section 8.12, none of these disclosures shall be deemed to affect any representation or warranty hereunder.

(b) The Company shall provide the Parent written notice within ten (10) Business Days after the occurrence of any of the following:

(i) the payment or entry into any commitment or transaction outside of the ordinary course of business in excess of $1,000,000 in any individual case or $5,000,000 in the aggregate;

(ii) the offer of any material early payment terms to any customer or reduction of the pricing terms of any Contract with a customer involving billings in excess of $5,000,000 for the year ended December 31, 2007, other than in the ordinary course of business;

(iii) the hiring or termination of any employee earning more than $250,000 in salary annually; or

(iv) the material modification, amendment or termination of any lease for Leased Real Property.

(c) The Parent shall keep the Company reasonably informed of the status of its communications with the Parent’s stockholders regarding the Merger, including, but not limited to, providing the Company, upon request, bi-weekly updates, in reasonable detail (i) the names of such stockholder, (ii) the amount of IPO Shares owned by such stockholder (if known), (iii) and the general contents of such communications.

8.6 Public Announcements and Investor Presentations. The Parent and the Company shall jointly develop and approve all press releases and other public statements and communications (including investor presentations and call transcripts and any other communications that would require a filing under the Securities Act or the Exchange Act) with respect to this Agreement and the transactions contemplated hereby, which approval shall not be unreasonably withheld. The Parent and the Company shall mutually agree upon the form and content of any such press release, public statement or communication by the Parent, the Merger Subsidiary or the Company, with respect to this Agreement or the transactions contemplated hereby, which approval shall not be unreasonably withheld. In addition to the foregoing, except to the extent required by applicable Law or AMEX neither the Parent nor the Company shall issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition, results of operations, or prospects without the consent of the other party, which approval will not be unreasonably withheld. Subject to the other terms and conditions of this Agreement, the Parent shall be permitted to distribute publicly issued or filed documents including, but not limited to press releases, investor presentations, proxy statements and other public materials related to this Agreement to Persons directly involved in public equity investing (including research analysts). The Parent shall also be permitted to issue a press release mutually agreeable to the Parent and the Company regarding the announcement of the transactions contemplated by this Agreement through a public distribution outlet, such as PR News Wire. All other distributions and distribution lists shall require the Company’s prior written consent, which shall not be unreasonably withheld.

8.7 Transfer Taxes. Each of the Parent, the Merger Subsidiary and the Company shall pay any sales, use, ad valorem, property, transfer (including real property transfer) and similar Taxes imposed on such Person as a result of or in connection with the Merger and the other transactions contemplated hereby.

8.8 Trust Fund Closing Confirmation.

(a) Promptly following satisfaction of the conditions set forth in Section 3.1(b), the Parent or a Subsidiary of the Parent shall give to the Trustee the notice attached as Exhibit A to the Trust Agreement.

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(b) Not later than 48 hours prior to the Effective Time, the Parent shall (i) give the Trustee advance notice of the Effective Time, and (ii) cause the Trustee to provide a written confirmation to the Company confirming the dollar amount of the Trust Fund balance held by the Trustee in the Trust Account that will be released to the Parent upon consummation of the Merger.

8.9 No Securities Transaction. The Company shall not directly or indirectly, engage in any transactions involving securities of the Parent prior to the earlier of the making of public announcement regarding (a) the Closing of the transactions contemplated by this Agreement, or (b) the termination of this Agreement.

8.10 Employee Matters.

(a) The Parent agrees to provide any required notice under WARN and any other applicable Law and to otherwise comply with any such statute with respect to any “plant closing” or “mass layoff” (as defined in WARN) or any similar triggering event under any other applicable Law occurring on or after the Closing or arising as a result of the transactions contemplated hereby. In addition, except as provided in the definition of Company Transaction Fees, the Parent further agrees to be solely responsible for all terminations and severance benefits, costs, charges and liabilities of any nature incurred with respect to any employee of the Surviving Company (“Company Employee”) arising after the Closing, including, without limitation, any claims arising out of or relating to any Company Plan or any plant closing, mass layoff, termination or similar event under applicable Law occurring after the Closing.

(b) Prior to the Closing Date, Holdings shall submit to a stockholder vote the right of any “disqualified individual” (as defined in Section 280G(c) of the Code) to receive any and all payments (or other benefits) contingent on the consummation of the transactions contemplated by this Agreement (within the meaning of Section 280G(b)(2)(A)(i) of the Code) to the extent necessary so that no payment received by such “disqualified individual” would be an “excess parachute payment” under Section 280G(b) of the Code (determined without regard to Section 280G(b)(4) of the Code), in a manner that satisfies the stockholder approval requirements under Section 280G(b)(5)(B) of the Code and regulations promulgated thereunder. Such vote shall establish the “disqualified individual’s” right to the payment or other compensation. In addition, before the vote is submitted to stockholders, Holdings shall provide adequate disclosure to the stockholders of Holdings of all material facts concerning all payments that, but for such vote, could be deemed “excess parachute payments” to a “disqualified individual” under Section 280G of the Code in a manner that satisfies Section 280G(b)(5)(B)(ii) of the Code and regulations promulgated thereunder. The Parent shall have the right to review and comment on all documents to be delivered to Holdings’ stockholders in connection with such vote but the Company shall have the right to reject such comments if in the opinion of its outside counsel such disclosure is not reasonably necessary to comply with the disclosure requirements of this Section 8.10(b).

8.11 Assumption of Company Indebtedness. The Parent acknowledges that at the Closing Date, the Company will have outstanding the Closing Indebtedness set forth on Schedule 8.11(a) hereto. The Parent agrees that the Surviving Company may assume such Closing Indebtedness on its existing terms and conditions, except that the guaranty of H.I.G. Capital Partners III L.P shall terminate. Prior to the Closing Date, the Parent shall not seek or incur any Indebtedness other than the Closing Indebtedness, provided that to the extent that the Surviving Company does not assume such Closing Indebtedness, the Parent may seek post-closing financing of not more than $100,000,000 from the Persons set forth on Schedule 8.11(b) hereto. In the event that the Parent elects not to procure financing from the Person’s set forth on Schedule 8.11(b), the Parent shall have the right to seek other financing not to exceed $100,000,000 in principal amount if it first obtains the written consent of the Company, which consent shall not be unreasonably withheld. Prior to the Closing, without the Company’s consent, the Parent agrees not to seek to amend or modify the terms or conditions of any such Closing Indebtedness without the Company’s designee being present at any meeting at which such amendment or modification is discussed. The Company shall use its commercially reasonable efforts to be present at any meeting at which the Parent is seeking to discuss the Closing Indebtedness with the lenders of such Indebtedness. The Parent agrees to cause the guaranty of H.I.G. Capital Partners III L.P. to terminate on the Closing Date.

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8.12 Schedules Bring Down.

(a) The representations and warranties of the Company contained in this Agreement and all information delivered in the Company Disclosure Schedule relating to the Company’s representations and warranties, or any schedule hereto or in the certificates delivered by the Company to the Parent and/or the Merger Subsidiary pursuant to Section 3.2 hereof shall be true and correct on the Closing Date as though then made and as though the Closing Date was substituted for the date to which such representations and warranties relate throughout such representations and warranties; provided, however, that the Company Disclosure Schedules relating to the Company’s representations and warranties delivered to the Parent and the Merger Subsidiary as of the date hereof (other than as to Sections 5.1 through 5.3 and 5.17(c)) shall be permitted to be revised and amended as of the Closing Date to reflect events and circumstances occurring after the date that is 90 days after the date hereof pursuant to the terms and conditions of Section 8.12(c) below.

(b) The representations and warranties of the Parent and the Merger Subsidiary contained in this Agreement and all information delivered in the Parent Disclosure Schedule relating to the Parent’s and the Merger Subsidiary’s representations and warranties, or any schedule hereto or in the certificates delivered by Parent to the Company pursuant to Section 3.3 hereof shall be true and correct on the Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties; provided, however, that the Parent Disclosure Schedule relating to the Parent’s and the Merger Subsidiary’s representations and warranties delivered to the Company as of the date hereof (other than as to Sections 6.1 through 6.3) shall be permitted to be revised and amended as of the Closing Date to reflect events and circumstances occurring after the date that is 90 days after the date hereof pursuant to the terms and conditions of Section 8.12(c) below.

(c) The Parent and the Company agree to provide each other with any revised and amended Company Disclosure Schedules relating to the Company’s representations and warranties or Parent Disclosure Schedules relating to the Parent’s and the Merger Subsidiary’s representations and warranties, as the case may be, pursuant to this Section 8.12(c) no later than five (5) Business Days prior to the Closing Date or as mutually agreed upon by the Parent and the Company. If the revision or amendment to the Company Disclosure Schedules relating to the Company’s representations and warranties reflects events or circumstances that occurred (i) prior to or within ninety (90) days from the date hereof, or (ii) after ninety (90) days from the date hereof and outside the ordinary course of business of the Company, the Parent shall be entitled to indemnification for such events or circumstances notwithstanding the disclosure thereof, but the corresponding representation and warranty shall be deemed to be correct for purposes of Section 3.3 (a)(i). If the revision or amendment to such Company Disclosure Schedules reflects events or circumstances that occurred after ninety (90) days from the date hereof in the ordinary course of business of the Company, the representation and warranty shall be modified thereby for purposes of indemnification and for purposes of Section 3.3 (a)(i). If the revision or amendment to the Parent Disclosure Schedules relating to the Parent’s or the Merger Subsidiary’s representations and warranties reflects events or circumstances that occurred (i) prior to or within ninety (90) days from the date hereof, or (ii) after ninety (90) days from the date hereof and outside the ordinary course of business of the Parent, the Company shall be entitled to indemnification for such events or circumstances notwithstanding the disclosure thereof, but the corresponding representation and warranty shall be deemed to be correct for purposes of Section 3.2 (a)(i). If the revision or amendment to such Parent Disclosure Schedules reflects events or circumstances that occurred after ninety (90) days from the date hereof in the ordinary course of business of the Parent, the representation and warranty shall be modified thereby for purposes of indemnification and for purposes of Section 3.2 (a)(i). In the event that a party revises or amends the Company Disclosure Schedules or Parent Disclosure Schedules, as the case may be, pursuant to this Section 8.12(c), the other party shall have the right until the earlier of (A) twenty (20) Business Days from the date that the disclosing party provides in writing the information reasonably available to it pertaining to the events and circumstances set forth on the amended or revised Company Disclosure Schedules or Parent Disclosure Schedules, as the case may be, or (B) the Closing Date, to terminate this Agreement on the basis that the amended or revised Company Disclosure Schedules or Parent Disclosure Schedules, as the case may be, disclose events or circumstances that constitute a Material

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Adverse Effect. For purposes of this Section 8.12(c), in determining whether an amended Company Disclosure Schedule or Parent Disclosure Schedule discloses a breach of a representation or warranty that would have a Material Adverse Effect the parties shall calculate the effect on the Company or the Parent from the first dollar of Losses incurred in connection therewith. If the party to which such amended or revised Company Disclosure Schedules or Parent Disclosure Schedules have been delivered does not terminate this Agreement within such time period, the events and circumstances set forth on the revised schedules shall, in and of themselves, be deemed not to constitute a Material Adverse Effect for purposes of Sections 3.2(a), 3.3(a) and 10.4 and such party shall not later have the right to terminate this Agreement or fail to consummate the transactions contemplated hereunder solely on the basis thereof. If the Parent terminates this Agreement pursuant to this Section 8.12(c) and the Parent’s obligation to pay a break-up fee pursuant to Section 10.4 hereof would otherwise have previously existed, then Parent shall pay such break-up fee. If the Parent terminates this Agreement pursuant to this Section 8.12(c) and the Parent is not otherwise then obligated to pay the break up fee, then no break up fee shall be due and payable hereunder. For purposes of this Section 8.12(c) and Article XI, “ordinary course of business” means any event or circumstance that occurs in the ordinary course of the Company’s or Parent’s, as the case may be, business, consistent with past practices and which occurs with a similar frequency and in a similar amount as other reasonably similar occurrences or circumstances.

8.13 Exclusivity.

(a) Prior to July 31, 2008, the Company shall not, and the Company shall use its commercially reasonable efforts to cause each of its officers, directors, Affiliates, employees, representatives and agents not to, directly or indirectly, (i) initiate or solicit any inquiry, proposal, offer or discussion with any Person (other than the Parent) concerning any merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving the Company or any division of the Company (an “Alternative Transaction”), (ii) furnish any non-public information concerning the Business, properties or assets of the Company or any division of the Company to any Person (other than to the Parent or in the ordinary course of business), or (iii) engage in discussions or negotiations with any party (other than the Parent) concerning any such transaction. The Company shall not, directly or indirectly, prior to the termination of this Agreement, (A) enter into any binding agreement relating to any Alternative Transaction, or (B) furnish any non-public information concerning the Business, properties or assets of the Company or any division of the Company to any Person (other than to the Parent or in the ordinary course of business) unless such Person executes and delivers to the Company a confidentiality agreement.

(b) The Company shall promptly notify any party with which discussions or negotiations of the nature described in Section 8.13(a) hereof above were pending prior to the date hereof that the Company is terminating such discussions or negotiations.

ARTICLE IX

POST CLOSING COVENANTS

9.1 General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Article XI). The Company acknowledges and agrees that from and after the Closing, subject to Section 4.5, the Parent will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company; provided, however, that after Closing, the Parent shall provide to the Stockholders’ Representative reasonable access to and the right to copy such documents, books, records (including Tax records), agreements, and financial data where the Stockholders’ Representative has a legitimate purpose, including without limitation, in the event of an Internal Revenue Service audit and subject to the execution of a customary confidentiality agreement.

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ARTICLE X

TERMINATION AND ABANDONMENT

10.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time:

(a) By mutual written consent of the Parent, the Merger Subsidiary and the Company;

(b) By the Parent or the Company, if any permanent injunction or other Order of a court or other competent Governmental Agency preventing the consummation of the Merger shall have become final and nonappealable;

(c) By the Company, if (i) on the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the Parent or the Merger Subsidiary contained in this Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by the Parent, or is not cured within thirty (30) days of the Company delivering written notice of such breach; (ii) (A) the Parent has not filed its preliminary Proxy Statement with the SEC on or before February 12, 2008, or (B) such Proxy Statement has not been approved by the SEC by August 9, 2008; provided that, if the Parent is otherwise ready, willing and able to file the Proxy Statement or an amendment thereto but is delayed in doing so solely by the Company’s failure (whether or not within the Company’s control) to provide material information about itself that is required by the SEC to be included in the Proxy Statement (but in the case of Section 10.1(c)(ii)(A) limited only to the Company’s financial statements for the period ended September 30, 2007), the dates set forth in this Section 10.1(c)(ii) shall be extended (x) one (1) Business Day for each Business Day that the Company is the sole cause of such delayed filing plus (y) three (3) Business Days; (iii) the Parent has not held its Parent Stockholders Meeting to approve the Merger or the Closing has not occurred within thirty-five (35) days of approval of the Proxy Statement by the SEC; (iv) the Parent Units are no longer listed on AMEX or a comparable stock exchange or the last sales price of the Parent Units is below $6.75 (as adjusted for stock splits and other similar events) for 15 or more of any 20 consecutive Business Days and the Company terminates this Agreement within 20 Business Days of the last day of such 20 consecutive Business Day period; (v) the Parent’s board of directors has withdrawn or changed its recommendation to its stockholders regarding the Merger; or (vi) this Agreement and the transactions contemplated hereby shall fail to be approved and adopted, at a meeting of stockholders, by the affirmative vote of the holders of a majority of IPO Shares under the Parent Charter or the holders of 30% or more of the IPO Shares entitled to vote on the Merger elect to convert their IPO Shares into cash from the Trust Fund;

(d) By the Company, if the Merger shall not have been consummated on or before October 1, 2008; provided that, if the Parent is otherwise ready, willing and able to file the Proxy Statement or an amendment thereto but is delayed in doing so solely by the Company’s failure (whether or not within the Company’s control) to provide material information about itself that is required by the SEC to be included in the Proxy Statement or any amendment thereto, the date set forth in this Section 10.1(d) shall be extended (i) one (1) Business Day for each Business Day that the Company is the sole cause of such delayed filing plus (ii) three (3) Business Days; provided, further, that the right to terminate this Agreement pursuant to this Section 10.1(d) shall not be available if the Company’s action or failure to act has been the principal cause of or resulted in the failure of the Merger to be consummated on or before such date; or

(e) By the Parent, if (i) on or prior to the Closing Date there shall have been a material breach of any covenant or agreement on the part of the Company contained in this Agreement, which breach (A) would, individually or in the aggregate with all other such breaches of covenants, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by the Company or is not cured within thirty (30) days of the Parent delivering written notice of such breach, (ii) subject to Section 8.12(c), the Company shall have experienced a Material Adverse Effect, or (iii) this Agreement and the transactions

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contemplated hereby shall fail to be approved and adopted by the affirmative vote of the holders of a majority of IPO Shares under the Parent Charter or the holders of 30% or more of the IPO Shares entitled to vote on the Merger elect to convert their IPO Shares into cash from the Trust Fund;

(f) By the Parent, if the Merger shall not have been consummated on or before December 31, 2008 and the Parent has funded the $1,000,000 portion of the break-up fee provided in Section 10.4 hereof; provided, that the right to terminate this Agreement pursuant to this Section 10.1(f) shall not be available if the Parent’s action or failure to act has been the principal cause of or resulted in the failure of the Merger to be consummated on or before such date; and

(g) By either the Parent or the Company pursuant to Section 8.12(c) hereof.

10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.1 hereof, the obligations of the parties under this Agreement shall terminate and there shall be no Liability on the part of any party hereto except for the obligations in the confidentiality provisions hereof, the obligations in Section 8.2 hereof and all of the provisions of Section 10.2, Section 10.3, Section 10.4 and Section 13.10 through and including Section 13.14 hereof; provided, however, that no party hereto shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

10.3 Trust Fund Waiver. The Company acknowledges that, except for a portion of the interest earned on the amounts held in the Trust Fund to which the Parent is entitled to, the Parent and its Subsidiaries may disburse monies from the Trust Fund only: (a) to the Parent’s public stockholders in the event of the redemption of their shares or the dissolution and liquidation of the Parent, (b) to the Parent (or a Subsidiary thereof) and Deutsche Bank Securities (with respect to Deutsche Bank Securities’ deferred underwriting compensation only) after the Parent consummates a Business Combination (as described in the Prospectus) or (c) as consideration to the sellers of a target business with which the Parent completes a business combination, all in accordance with the Parent Charter and the Trust Agreement. The Company agrees that, notwithstanding anything to the contrary in this Agreement, it does not now have, and shall not at any time prior to the Closing have, any rights, title, interest or claim of any kind in or to, or make any claim of any kind against, monies held in the Trust Fund, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between the Company, on the one hand, and the Parent, on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 10.3 as the “Trust Claims”). Notwithstanding anything to the contrary in this Agreement, the Company hereby irrevocably waives any Trust Claim it may have, now or in the future (in each case, however, prior to the consummation of a business combination), and will not seek recourse against, the Trust Fund for any reason whatsoever in respect thereof. In the event that the Company or any of its Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Parent, which proceeding seeks, in whole or in part, relief against the Trust Fund or the public stockholders of Parent for money damages, the Parent shall be entitled to recover from the Company the associated legal fees and costs in connection with any such action, in the event Parent prevails in such action or proceeding.

10.4 Fees and Expenses. Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby; provided, however, that (a) if the Closing occurs, the Parent shall fund the Company SEC Fees and the Company Transaction Fees shall be reduced accordingly, and (b) if, and only if, either (A) the Company terminates this Agreement pursuant to Sections 10.1(c)(iii) (c)(v), (c)(vi) or (d) hereof and the Company has not been previously notified in writing that it is in material breach of this Agreement or has not suffered a Material Adverse Effect, or (B) the Parent terminates this Agreement pursuant to Sections 10.1(f) or 10.1(e)(iii) hereof, the Parent shall pay the Company an aggregate break-up fee of $3,500,000 consisting of (i) $1,000,000 within five (5) days of such termination (except as set forth in Section 10.1(f) hereof), and (ii) $2,500,000 upon the occurrence of a Parent Alternative Transaction, if any.

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ARTICLE XI

REMEDIES FOR BREACH OF AGREEMENT

11.1 Survival of Representations and Warranties. Other than the representations and warranties set forth in Sections 5.13 and 6.13 (Environmental) and 5.14 (Taxes) hereof, which shall survive for their respective statutory period, and Sections 6.1 and 7.1 (Organization), 6.2 and 7.2 (Authorization), and 6.3 (Capitalization) hereof which shall survive indefinitely, all of the representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder and continue in full force and effect until the later of (i) the date that the Parent’s independent auditor issues its opinion on the Parent’s financial statements for the fiscal year ending December 31, 2008; or (ii) the date which is twelve (12) months from the Closing Date, but in any event not later than eighteen (18) months from the date of this Agreement (“Survival Period”). In order for a notice to be properly given within the Survival Period, the notice must state in reasonable detail the indemnification claim, the representation, warranty or covenant breached thereby, the actual Losses resulting, or reasonably expected to result, therefrom and such other information as reasonably necessary for a Person to qualify and quantify the alleged indemnifiable Loss, in each case to the extent reasonably available to the Person delivering such notice.

11.2 Indemnification.

(a) Indemnification Provisions for Benefit of the Parent. In the event that the Merger closes and the Company misrepresents or breaches any of its representations, warranties (as of the Closing Date) or covenants contained in this Agreement or in the certificates delivered pursuant to Section 3.3(c) hereof or the Parent incurs any Losses as a result of or in connection with the Retained Litigation, the India Earnout Payments or the Severance Payments, and the Parent makes a written claim for indemnification against the Company within the applicable Survival Period or, with respect to the Retained Litigation, the India Earnout Payments or the Severance Payments, within 60 days of the final settlement thereof, then the Parent shall be entitled to recover from the Escrow Agent out of the Escrow Fund all actual Losses (for the avoidance of doubt, Losses shall not include Taxes incurred in a taxable period ending after the Closing Date due to a reduction in losses (generated during a Pre-Closing Period)) that the Parent or its direct or indirect Subsidiaries (including, without limitation, the Surviving Company) may suffer through and after the date of the claim for indemnification resulting from, arising out of, or relating to, such misrepresentation or breach or the Retained Litigation, India Earnout Payments or Severance Payments; provided that the Parent shall not be entitled to indemnification until such time as such aggregate Losses exceed $500,000 (other than for breaches of Section 5.17(c) hereof or with respect to the Retained Litigation, the India Earnout Payments or the Severance Payments), at which point the Parent shall be indemnified for all Losses. In addition, the Parent shall be entitled to recover from the Escrow Agent out of the Escrow Fund all Company Transaction Fees not paid at the Closing with a corresponding reduction in the Purchase Price. Except in the event of fraud by the Company, after the Closing the Parent’s, the Merger Subsidiary’s and the Surviving Company’s sole and exclusive remedy for any breach by the Company of its representations, warranties and covenants shall be indemnification out of the Escrow Fund pursuant to the terms of the Escrow Agreement. The Parent and the Merger Subsidiary agree that its Losses shall be net of the reserves on the Closing Date Balance Sheet that are in the same or similar Closing Date Balance Sheet category as such Losses (provided that Losses as a result of or in connection with the Retained Litigation, the Severance Payments and the India Earnout Payments shall only be net of the reserves on the Closing Date Balance Sheet for such Retained Litigation, Severance Payments, or India Earnout Payments, as applicable, and then only if there is a Working Capital Shortfall or Working Capital Surplus), and in addition, with respect to Taxes, Losses shall not include any Taxes that result from transactions or actions taken by the Parent or the Company outside of the ordinary course of business after the Closing (including but not limited to a reduction in losses (generated during a Pre-Closing Period) caused by any action of the Parent, the Company or their Affiliates after Closing). In addition, Losses that are the subject of an adjustment to the Closing Date Balance Sheet shall not be indemnifiable hereunder to the extent the event or circumstance that would otherwise constitute a breach of a representation, warranty or covenant has been previously settled by the Independent Accountant or the parties. The parties hereto agree that (i) the Escrow Fund is a negotiated limitation on the Parent’s and the Merger Subsidiary’s remedies for any and all damages (including liabilities under

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Section 12.6 hereof) other than actual fraud, (ii) absent fraud of such stockholder or Optionholder, the stockholders and Optionholders of Holdings shall have no liability to Parent or Merger Subsidiary for any Losses of any kind or nature (including liabilities under Section 12.6 hereof) in excess of the Escrow Fund, and (iii) this limitation is a material inducement to the stockholders and Optionholders of Holdings to approve this Agreement. Each of the parties hereto agrees to use commercially reasonable efforts to mitigate any Losses relating to an indemnification claim to the extent feasible.

(b) Indemnification Provisions for Benefit of the Stockholders. In the event that the Merger closes and the Parent or Merger Subsidiary misrepresents or breaches any of its representations, warranties (as of the Closing Date) or covenants contained in this Agreement or in the certificates delivered pursuant to Section 3.2(e) hereof and the Stockholder Representative makes a written claim for indemnification against the Parent within the applicable Survival Period, then the stockholders and Optionholders of Holdings immediately prior to the Effective Time (the “Company Indemnitees”) shall be entitled to recover from the Parent all actual Losses that the Company Indemnitees may suffer through and after the date of the claim of indemnification resulting from, arising out of, or relating to such misrepresentation or breach; provided that the Company Indemnitees shall not be entitled to indemnification until such time as their aggregate Losses exceed $500,000, at which point the Company Indemnitees shall be indemnified for all Losses up to the extent of the value of the Escrow Fund. The parties hereto agree that (i) the foregoing is a negotiated limitation on the stockholders and Optionholders of Holdings’ remedies for any and all damages other than actual fraud, (ii) absent fraud of the Parent or the Merger Subsidiary, the Parent shall have no liability to the stockholders and Optionholders of Holdings for any Losses of any kind or nature in excess of the value of the Escrow Fund, and (iii) this limitation is a material inducement to the Parent and the Merger Subsidiary to enter into this Agreement.

(c) Calculation of Losses. No recovery for indemnification shall include recovery for special, incidental, punitive or consequential damages unless required by a Governmental Agency to be paid to a third party or paid to a third party as part of a settlement approved by an Indemnitor. All claims for indemnification shall be subject to reduction or offset for (i) any tax benefits actually realized by the Surviving Company or the Parent on or before the one-year anniversary from the date of the claim as a result of the events, the incurrence of liability, or payment, giving rise to such claim (and, to the extent the Parent’s recovery for such claim from the Escrow Fund was not reduced by any tax benefit and such tax benefit is actually realized within such one-year period but after such recovery, the Parent shall pay the amount of such tax benefit to the Escrow Agent or the Stockholder’s Representative if the Escrow Agreement has terminated), and (ii) any insurance proceeds applicable to such claim that are actually received by the Surviving Company or the Parent (net of the reasonable legal fees and expenses incurred to recover the proceeds of such claim). The Parent shall use its commercially reasonable efforts to collect the proceeds of any insurance policy applicable to an indemnification claim. This Section 11.2(b) shall apply to liabilities under Section 12.6.

11.3 Third Party Claims.

(a) Notice. The following procedures shall be applicable with respect to indemnification for third party claims (other than claims for Taxes, which is covered by Section 12.2 hereof). Promptly after receipt by the party seeking indemnification or a right of recovery hereunder (hereinafter referred to as the “Indemnitee”) of notice of the commencement of any action or the assertion of any claim, Liability or obligation by a third party (whether by Proceeding or otherwise), against which claim, Liability or obligation the other party to this Agreement or the Stockholders’ Representative, in the case of the Company, (hereinafter the “Indemnitor”) is, or may be, required under this Agreement to indemnify such Indemnitee, the Indemnitee shall, if a claim thereon is to be, or may be, made against the Indemnitor, notify the Indemnitor in writing of the commencement or assertion thereof and give the Indemnitor a copy of such claim, process and all legal pleadings, provided that no delay in notifying the Indemnitor shall relieve the Indemnitor from any obligation hereunder unless (and then solely to the extent) the Indemnitor thereby is prejudiced. The Indemnitor shall have the right to participate in the defense of such action with counsel with a national reputation and reasonably acceptable to the Indemnitee and assume the defense of such action; provided that, (i) the Indemnitor may not assume the defense of a third-party claim involving criminal liability or in which only equitable relief is sought against the Indemnitee and (ii) if the Indemnitor does not agree in writing that the

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Losses resulting from such action are indemnifiable pursuant to this Article XI, the Indemnitee shall have the right to jointly defend such action and the Indemnitor shall pay the Indemnitee’s reasonable attorney’s fees and expenses regardless of whether the Losses resulting from such action are indemnifiable. In connection with the engagement of counsel or other experts for the Retained Litigation, the Stockholders’ Representative shall obtain the express written acknowledgement of such counsel and other experts that they will be paid solely from disbursements that the Parent receives from the Escrow Fund in respect of Claims therefore, and that they will not seek to collect any of their fees or expenses from the Parent or any of its Affiliates.

(b) Defense. The Indemnitor and the Indemnitee shall cooperate in the defense of any third party claims. In the event that the Indemnitor assumes or participates in the defense of such third party claim as provided herein, the Indemnitee shall make available to the Indemnitor all relevant records and take such other action and sign such documents as are reasonably necessary to defend such third party claim in a timely manner. If the Indemnitee shall be required by judgment or a settlement agreement to pay any amount in respect of any obligation or Liability against which the Indemnitor has agreed to indemnify the Indemnitee under this Agreement, the Indemnitor, or the Escrow Fund (as applicable) shall promptly reimburse the Indemnitee in an amount equal to the amount of such payment plus all reasonable expenses (including reasonable legal fees and expenses) incurred by such Indemnitee in connection with such obligation or Liability subject to this Article XI. No Indemnitor, in the defense of any such claim, shall, except with the consent of the Indemnitee, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all Liability with respect to such claim. In the event that the Indemnitor does not accept the defense of any matter for which it is entitled to assume as provided above, the Indemnitee shall have the full right to defend such claim.

(c) Consent. Prior to paying or settling any claim against which an Indemnitor is, or may be, obligated under this Agreement to indemnify an Indemnitee, the Indemnitee must first supply the Indemnitor with a copy of a final court judgment or decree holding the Indemnitee liable on such claim or failing such judgment or decree, must first receive the written approval of the terms and conditions of such settlement from the Indemnitor, which shall not be unreasonably withheld or delayed.

(d) Separate Counsel. An Indemnitee shall have the right to employ its own counsel in any case and the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (i) the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such claim; (ii) the Indemnitor shall not have employed counsel in the defense of such claim after fifteen (15) days written notice; or (iii) in the written opinion of such Indemnitee’s counsel there is a legal conflict in one counsel representing both the Indemnitor and the Indemnitee; in any of the foregoing events such reasonable fees and expenses shall be borne by the Indemnitor.

ARTICLE XII

TAX MATTERS

12.1 Preparation and Filing of Returns.

After the Closing, for any taxable period of the Company that begins on or before the Closing Date, the Parent shall timely prepare and file with the appropriate taxing authority, all Returns required to be filed by the Company, which returns shall be prepared in a manner consistent with past practice. As long as there is a positive balance in the Escrow Fund, not less than forty-five (45) days prior to the due date of such Returns, the Parent will provide the Stockholders’ Representative with a draft form of the Return (the “Draft Return”). The Stockholders’ Representative will have the right to review the Draft Return and any working papers relating to its preparation and to suggest changes to such Draft Return no later than twenty-five (25) days prior to the due date of such Return. The Parent shall incorporate any changes suggested by the Stockholders’ Representative except for changes for which Parent provides written notification to Stockholders’ Representative, no later than fifteen (15) days prior to the due date of such Returns, that it disagrees with the changes suggested by the Stockholders’ Representative (“Disagreed

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Changes”). Parent and Stockholders’ Representative shall attempt to resolve the Disagreed Changes in good faith, but to the extent they are unable to reach a resolution, such matter shall be resolved by a mutually agreed upon independent third-party accountant. Such third-party accountant shall base it determination, to the extent possible, on the past practices of the Company. The costs of such accountant shall be split equally by the parties.

12.2 Controversies.

(a) As long as there is a positive balance in the Escrow Fund, the Stockholders’ Representative shall, at its own expense, have the exclusive authority to control any audit or examination by any taxing authority, initiate any claim for refund, amend any Return, and contest, resolve and defend against any assessment for additional Taxes, notice of Tax deficiency or other adjustment of Taxes of or relating to any liability of the Company for any Taxes for which the stockholders and Optionholders of Holdings are liable under this Agreement; provided, however, that the Stockholders’ Representative shall not, without the prior written consent of the Parent, which consent shall not be unreasonably withheld, conditioned or delayed, enter into any settlement of any contest or otherwise compromise any issue that materially affects or may materially affect the Tax liability of the Parent or any of its Subsidiaries for any taxable year or other taxable period ending after the Closing Date or the portion of the Overlap Period beginning after the Closing Date.

(b) Except as provided in Section 12.2(a), the Parent shall have the exclusive authority to control any audit or examination by any taxing authority, initiate any claim for refund, amend any Return, and contest, resolve and defend against any assessment for additional Taxes, notice of Tax deficiency or other adjustment of Taxes of or relating to any liability of the Company or its Subsidiaries; provided, however, that neither the Parent nor its duly appointed representative(s) shall, without the prior written consent of the Stockholders’ Representative, which consent shall not be unreasonably withheld, conditioned or delayed, enter into any settlement of any contest or otherwise compromise any issue that affects or may affect the Tax liability for which the Stockholders’ Representative is liable under this Agreement.

12.3 Notification.

The Parent, the Company and their Affiliates shall promptly forward to the Stockholders’ Representative all written notifications and other communications from any taxing authority received by the Company relating to any Tax audit or other proceeding relating to the Tax liability of the Company for which the stockholders and Optionholders of Holdings are liable under this Agreement. The failure of the Parent to give the Stockholders’ Representative such written notice shall not excuse the Stockholder Representative of its obligations under Section 12.6 hereof with respect to any increased Tax liability directly or indirectly attributable to any such written notification or other communication unless (and only then solely to the extent) the Stockholders’ Representative is prejudiced thereby.

12.4 Amended Returns.

As long as there is a positive balance in the Escrow Fund, the Stockholders’ Representative may, at its own expense cause the Company to, amend any Return filed or required to be filed for any taxable years or periods ending on or before the Closing Date; provided, however, that the Stockholders’ Representative shall not amend any such Return that materially and adversely affects or may materially and adversely affect the Tax liability of the Parent, the Company or any Subsidiary of the foregoing for any period ending after the Closing Date, including the portion of the Overlap Period ending after the Closing Date, without the prior consent of the Parent, which consent shall not be unreasonably withheld or delayed. In addition, if the Parent disagrees with the position being taken on such amended Return, Parent and Stockholders’ Representative shall attempt to resolve such disagreement in good faith, but to the extent they are unable to reach a resolution, such matter shall be resolved by a mutually agreed upon independent third-party accountant. Such third-party accountant shall base it determination on whether the position being taken on the amended Return has at least a more-likely-than-not chance of success. The costs of such accountant shall be split equally by the parties.

12.5 Apportionment of Taxes.

All Taxes and Tax liabilities with respect to the income, property or operations of the Company that relate to the Overlap Period shall be apportioned between the Pre-Closing Period and the period after the Closing as

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follows: (i) in the case of Taxes other than income, sales and use and withholding Taxes, on a per diem basis, and (ii) in the case of income, sales and use and withholding Taxes, as determined from the books and records of the Company as though the taxable year of the Company terminated at the close of business on the Closing Date (provided, however, that any exemption, deduction, credit or other item that is calculated on an annual basis shall be allocated pro rata per day between the period ending on the Closing Date and the period beginning the day after the Closing Date). The Parent and the Stockholders’ Representative agree to the extent permitted by applicable Law to elect with the relevant taxing authority to treat for all purposes the Closing Date as the last day of a taxable period of the Company.

12.6 Indemnification for Taxes.

The Parent shall be entitled to recover from the Escrow Fund for all Taxes of the Company for any Pre-Closing Period, except to the extent that (i) the aggregate amount of such Taxes does not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Closing Date Balance Sheet, or (ii) such Taxes result from transactions or actions taken by the Parent, the Company or its Subsidiaries outside of the ordinary course of business after the Closing (including but not limited to a reduction in losses (generated during a Pre-Closing Period) caused by any action of the Parent, the Company or their Affiliates after the Closing).

12.7 Refunds.

Any Tax refund (other than as a result of a carryback described in Section 12.8) or settlement (including any interest in respect thereof) received by the Parent or the Company, and any amounts of overpayments of Tax credited against Tax that the Parent or the Company otherwise would be or would have been required to pay that relate to any Pre-Closing Period, in each case only if not set forth as an asset in the Closing Date Balance Sheet, shall be for the account of the Stockholders’ Representative, and the Parent shall pay over to the Stockholders’ Representative any such refund or settlement or the amount of any such credit within fifteen (15) days after receipt or entitlement thereto.

12.8 Carrybacks.

Any refund arising from the carryback of any net operating loss or other item or attribute arising in a taxable year after the Closing Date to a taxable year ending on or before the Closing Date of the Company or its Subsidiaries shall be for the account of the Parent.

12.9 Post-Closing Access and Cooperation.

The Parent shall cause the Surviving Company to provide the Stockholders’ Representative with such assistance as may be reasonably requested by the Stockholders’ Representative in connection with the preparation of any Return, any audit, or any judicial or administrative proceeding or determination relating to liability for Taxes of the Company, including but not limited to, access to the books and records of the Company and the Affiliates of the Surviving Company. The Parent shall cause the Company to, retain all Returns, schedules, work papers and all material records or other documents relating to Taxes of the Company for the first taxable year or other taxable period ending after the Closing Date and for all prior taxable years or other taxable periods until the later of (a) seven (7) years after the later of filing or the due date of the Return or (b) the expiration of all applicable statutes of limitation, and provide the Stockholders’ Representative with any record or information (including making employees available to such other party for reasonable periods of time) that may be relevant to such Return, audit, proceeding or determination.

12.10 Section 338 Election.

If the Parent makes an election under Section 338 of the Code with respect to the purchase of the shares of Holdings or any of its Subsidiaries or Affiliates, the Parent shall indemnify and hold the stockholders of Holdings and Optionholders harmless for any increase in Holdings’ stockholder’ or Optionholders’ liability for Taxes that result. Any Taxes resulting from any such election shall not be treated as Taxes incurred in a Pre-Closing Period for purposes of this Agreement.

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12.11 Tax Treatment of Indemnity Payments.

The Parent and the Stockholders’ Representative agree to treat any indemnity payment made pursuant to Article XI hereof or Section 12.6 hereof as an adjustment to the Purchase Price for federal, state, local and foreign income Tax purposes to the extent permitted by applicable Law.

ARTICLE XIII

MISCELLANEOUS

13.1 Amendment and Waiver. This Agreement may not be amended, altered or modified except by a written instrument executed by the Parent, the Merger Subsidiary, the Company and the Stockholders’ Representative and subject to any restrictions contained in the DGCL. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. Whenever any provision of this Agreement requires consent of by or on behalf of a party hereto, such consent must be in writing to be effective.

13.2 Notices. All notices, demands and other communications to be given or delivered to the Parent, the Company, the Stockholders’ Representative or any stockholder of Holdings under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered, transmitted by facsimile or telecopy (transmission confirmed) or one (1) Business Day after being sent by reputable overnight courier, to the addresses indicated below (unless another address is so specified in writing):

If to any stockholder of Holdings, the Stockholders’ Representative, or prior to the Closing, to the Company:

H.I.G. Call Center II, Inc.

c/o H.I.G. Capital, LLC

1001 Brickell Bay Dr., Suite 3200

Miami, Florida 33131

Facsimile No: 305-379-2013

Attn: Rick Rosen

If to the Parent or the Merger Subsidiary, to:

Global BPO Services Corp.

High Street Tower, 30th Floor

125 High Street

Boston, Massachusetts 02110

Attn: R. Scott Murray

Facsimile No: 718-898-7649

with a copy to:

Global BPO Services Corp.

High Street Tower, 30th Floor

125 High Street

Boston, Massachusetts 02110

Attn: General Counsel

Facsimile No: 718-898-7649

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13.3 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any rights, benefits or obligations set forth herein may be assigned by any of the parties hereto without the prior written consent of the other parties.

13.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

13.5 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Person. The use of the word “including” in this Agreement or in any of the agreements contemplated hereby shall be by way of example rather than by limitation.

13.6 Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

13.7 No Third Party Beneficiaries. Except as otherwise expressly set forth in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including, without limitation, employees, creditors of the stockholders of Holdings or stockholders of any of the parties (other than the stockholders of Holdings solely with respect to the right to receive consideration payable in respect of the Shares or to enforce the indemnification obligations of the Parent, in each case, pursuant to the terms of this Agreement).

13.8 Complete Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, that certain Letter of Intent dated December 13, 2007.

13.9 Counterparts. This Agreement may be executed in one or more counterparts, any one of which may be by facsimile, and all of which taken together shall constitute one and the same instrument.

13.10 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

13.11 Injunctive Relief. Each of the parties hereto agrees that in the event of a breach of any provision of this Agreement or a failure by a party to perform in accordance with the specific terms herein, the aggrieved party or parties may be damaged irreparably and without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party or parties may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision without the requirement of a posting of a bond, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

13.12 Consent to Jurisdiction; Service of Process. THE COMPANY, AND THE PARENT AND THE MERGER SUBSIDIARY HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE STATE OR

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FEDERAL COURTS LOCATED IN DELAWARE IN CONNECTION WITH ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED BY SUCH COURTS.

13.13 Waiver of Jury Trial. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY SCHEDULE OR EXHIBIT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN) RELATING TO THE FOREGOING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

13.14 Non-Recourse. No past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or representative of the Company or the Parent or their respective Affiliates shall have any liability for any obligations or liabilities of the Company or the Parent (as applicable) under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

13.15 Schedules. All references to a Schedule in this Agreement shall be deemed to be references to schedules to the Company Disclosure Schedules or Parent Disclosure Schedules, as the case may be.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first above written.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. SCOTT MURRAY
Name:	R. Scott Murray
Title:	President and Chief Executive Officer

RIVER ACQUISITION SUBSIDIARY CORP.

By:	/s/ R. SCOTT MURRAY
Name:	R. Scott Murray
Title:	President and Chief Executive Officer

STREAM HOLDINGS CORPORATION

By:	/s/ RICK ROSEN
Name:	Rick Rosen
Title:	Vice President

Solely for purposes of Sections 2.7(d) and 2.7(e).

H.I.G. Call Center II, Inc.

By:	/s/ RICHARD SIEGAL
Name:	Richard Siegal
Title:	Authorized Signatory

[Signature Page to Merger Agreement]

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ANNEX B

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GLOBAL BPO SERVICES CORP.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Global BPO Services Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and in the best interests of the Corporation. The stockholders of the Corporation duly approved said proposed amendment at a meeting in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED: That the first sentence of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is                 , of which                  shall be Common Stock with a par value of $0.001 per share and 1,000,000 shares shall be Preferred Stock with a par value of $0.001 per share.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this          day of                     , 2008.

GLOBAL BPO SERVICES CORP.

By:
R. Scott Murray Chief Executive Officer

ANNEX C

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GLOBAL BPO SERVICES CORP.

Global BPO Services Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 26, 2007. A Certificate of Correction was filed in the office of the Secretary of State of the State of Delaware on July 3, 2007. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 5, 2007. A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 17, 2007. A Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on , 2008.

2. This Third Amended and Restated Certificate of Incorporation restates, integrates and amends the Second Amended and Restated Certificate of Incorporation, as amended, of the Corporation.

3. This Third Amended and Restated Certificate of Incorporation was duly adopted by written consent of the directors and written consent of the stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4. The text of the Second Amended and Restated Certificate of Incorporation, as amended, of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the Corporation is Stream Global Services, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is shares, consisting of (i) shares of Common Stock, $.001 par value per share (“Common Stock”), and (ii) shares of Preferred Stock, $.001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A	COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this

Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B	PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

FIFTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

SIXTH: In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors

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shall have the power to adopt, amend, alter or repeal the By-laws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present. The stockholders may not adopt, amend, alter or repeal the By-laws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

EIGHTH: The Corporation shall provide indemnification as follows:

1. Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2. Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses

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(including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

3. Indemnification for Expenses of Successful Party. Notwithstanding any other provisions of this Article EIGHTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article EIGHTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

4. Notification and Defense of Claim. As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article EIGHTH. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify Indemnitee under this Article EIGHTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

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5. Advance of Expenses. Subject to the provisions of Section 6 of this Article EIGHTH, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article EIGHTH, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article EIGHTH; and provided further that no such advancement of expenses shall be made under this Article EIGHTH if it is determined (in the manner described in Section 6) that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

6. Procedure for Indemnification and Advancement of Expenses. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article EIGHTH, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (i) the Corporation has assumed the defense pursuant to Section 4 of this Article EIGHTH (and none of the circumstances described in Section 4 of this Article EIGHTH that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (ii) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article EIGHTH, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

7. Remedies. The right to indemnification or advancement of expenses as granted by this Article EIGHTH shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article EIGHTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware.

8. Limitations. Notwithstanding anything to the contrary in this Article EIGHTH, except as set forth in Section 7 of this Article EIGHTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article EIGHTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article EIGHTH, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification

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payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification payments to the Corporation to the extent of such insurance reimbursement.

9. Subsequent Amendment. No amendment, termination or repeal of this Article EIGHTH or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

10. Other Rights. The indemnification and advancement of expenses provided by this Article EIGHTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article EIGHTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article EIGHTH. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article EIGHTH.

11. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article EIGHTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which Indemnitee is entitled.

12. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

13. Savings Clause. If this Article EIGHTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article EIGHTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

14. Definitions. Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of the State of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

NINTH: This Article NINTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

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2. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the By-laws of the Corporation.

3. Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III at the time such classification becomes effective.

4. Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders; each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Restated Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Restated Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

5. Quorum. The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article NINTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

6. Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

7. Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

8. Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

9. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-laws of the Corporation.

10. Amendments to Article. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

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TENTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

ELEVENTH: Special meetings of stockholders for any purpose or purposes may be called at any time by only the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

IN WITNESS WHEREOF, this Third Amended and Restated Certificate of Incorporation, which restates, integrates and amends the Second Amended and Restated Certificate of Incorporation of the Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, has been executed by its duly authorized officer this              day of             , 2008.

GLOBAL BPO SERVICES CORP.

By:
R. Scott Murray Chief Executive Officer

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ANNEX D

GLOBAL BPO SERVICES CORP.

2008 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2008 Stock Incentive Plan (the “Plan”) of Global BPO Services Corp., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Recipient”.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

(d) Awards to Non-Employee Directors. Discretionary Awards to non-employee directors will only be granted and administered by a Committee, all of the members of which are independent as defined by Section 121.A.2 of the American Stock Exchange Company Guide.

4.	Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to              shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan and under the sublimits contained in Sections 4(b)(2) and 4(b)(3), (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled in cash only shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options (as hereinafter defined), the foregoing shall be subject to any limitations under the Code; and provided further, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock tendered to the Company by a Recipient to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per-Recipient Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Recipient under the Plan is shares per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award. The per-Recipient limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted is             % of the total number of authorized shares set forth in Section 4(a)(1).

(3) Limit on Awards to Directors. The maximum number of shares with respect to which Awards may be granted to directors who are not employees of the Company at the time of grant is             % of the total number of authorized shares set forth in Section 4(a)(1).

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in

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substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Global BPO Services Corp., any of Global BPO Services Corp.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Recipient, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Recipient to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Recipient valued at their fair market value as determined by (or in a manner approved by) the

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Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Recipient for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Recipient to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

6.	Stock Appreciation Rights.

(a) General. The Board may grant Awards consisting of SARs entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the exercise price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.

(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Exercise Price. The Board shall establish the exercise price of each SAR and specify it in the applicable SAR agreement. The exercise price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

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(e) Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide a exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having a exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

7.	Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Recipients holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Recipient, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Recipient or if the Recipient has died, to the beneficiary designated, in a manner determined by the Board, by a Recipient to receive amounts due or exercise rights of the Recipient in the event of the Recipient’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Recipient, “Designated Beneficiary” shall mean the Recipient’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Recipient shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Recipient.

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(2) Voting Rights. A Recipient shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Recipients with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Recipients, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

8.	Other Stock-Based Awards.

(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Recipients (“Other Stock-Based-Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Recipient is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits and share counting rules set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions

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as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Recipient, provide that the Recipient’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Recipient within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Recipient equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Recipient’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Recipient, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Recipient and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Recipient, shall be exercisable only by the

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Recipient; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Recipient to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Recipient and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Recipient and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Recipient, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Recipients uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Recipient and the extent to which, and the period during which, the Recipient, or the Recipient’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Recipient must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Recipient must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Recipient may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Recipient’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Recipient’s rights under the Plan or (ii) the change is permitted under Section 9 hereof.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Recipient has executed and delivered to

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the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Awards.

(1) Grants. Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants. Subject to Section 10(i)(4), no Performance Awards shall vest prior to the first anniversary of the date of grant. Performance Awards can also provide for cash payments of up to $              per calendar year per individual.

(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Recipient and may be different for different Awards; (ii) may be particular to a Recipient or the department, branch, line of business, subsidiary or other unit in which the Recipient works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Recipient or a change in control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

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11.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Recipient the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Recipient free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Recipient or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Recipient that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the American Stock Exchange (“AMEX”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if AMEX amends its corporate governance rules so that such rules no longer require stockholder approval of AMEX “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the AMEX rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Recipients under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Recipients. The Board may modify Awards granted to Recipients who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Recipient, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

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ANNEX E

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Tel 212.272.2000
www.bearstearns.com

January 23, 2008

The Board of Directors

Global BPO Services Corp.

125 High Street

30th Floor

Boston, MA 02110

Gentlemen:

We understand that Global BPO Services Corp. (“Global BPO”), River Acquisition Subsidiary Corp., a wholly owned subsidiary of Global BPO (“Merger Subsidiary”), and Stream Holdings Corporation (“Stream”) intend to enter into an Agreement and Plan of Merger to be dated as of January 24, 2008 (the “Agreement”), pursuant to which Merger Subsidiary shall be merged with and into Stream, with Stream continuing as the surviving entity and as a wholly owned subsidiary of Global BPO (the “Transaction”). Pursuant to the Agreement, all of the outstanding shares of Stream common stock will be converted into the right to receive aggregate consideration (the “Purchase Price”), consisting of (i) $211.3 million in cash less, among other things, Closing Indebtedness and Company Transaction Fees (as such terms are defined in the Agreement) and subject to certain other adjustments as set forth in the Agreement and (ii) that number of Global BPO units (“Global BPO Units”), each unit consisting of one share of Global BPO common stock (“Global BPO Common Stock”) and one warrant to purchase Global BPO Common Stock (“Global BPO Warrants”), equal to $14.5 million divided by the Average Trading Price (as defined below). The Average Trading Price shall mean the average closing price of a Global BPO Unit for the 30 days ending three business days prior to the closing; provided, however, (i) if such price is less than $6.75, then the Average Trading Price shall be $6.75 and (ii) if such price is greater than $8.00, then the Average Trading Price shall be $8.00. You have provided us with a copy of the Agreement in substantially final form.

You have asked us to render our opinion as to whether, as of the date hereof, (i) the Purchase Price is fair, from a financial point of view, to Global BPO and (ii) the Fair Market Value (as defined below) of Stream is at least equal to 80% of the Net Assets (as defined below) of Global BPO (the “80% Test”).

In the course of performing our reviews and analyses for rendering this opinion, we have:

•	reviewed a draft of the Agreement, dated January 23, 2008;

•

reviewed Global BPO’s Registration Statement on Form S-l (File No. 333-14447), relating to its initial public offering (“IPO”), its Quarterly Report on Form 10-Q for the period ended September 30, 2007, its preliminary results for the quarter and year ended December 31, 2007 and its Current Reports on Form 8-K filed since the effective date of its IPO on October 23, 2007;

•	reviewed Stream’s audited financial statements for the years ended December 31, 2005 and 2006 and certain unaudited operating and financial information for the year ended December 31, 2007;

•

reviewed certain operating and financial information relating to Stream’s business and prospects, including projections for the five years ended December 31, 2012 (the “Projections”), all as prepared and provided to us by Stream’s management and reviewed by Global BPO’s management;

•

reviewed certain estimates of revenue enhancements, cost savings and other benefits (collectively, the “Operational Improvements Estimates”) expected to result from the Transaction, all as prepared and provided to us by Global BPO’s management;

ATLANTA | BEIJING | BOSTON | BUENOS AIRES | CHICAGO | DALLAS | DUBLIN | HONG KONG | LONDON LOS ANGELES | LUGANO | NEW YORK | PUERTO RICO | SAN FRANCISCO | SĀO PAULO | SHANGHAI | SINGAPORE | TOKYO

The Board of Directors

Global BPO Services Corp.

January 23, 2008

•	met with certain members of Global BPO’s and Stream’s senior management to discuss Stream’s business, operations, historical and projected financial results and future prospects;

•	reviewed certain publicly available financial data, stock market performance data and trading multiples of companies which we deemed generally comparable to Stream (“Comparable Companies Analysis”);

•	reviewed the terms of certain relevant mergers and acquisitions involving companies which we deemed generally comparable to Stream (“Precedent M&A Transaction Analysis”);

•	performed discounted cash flow analyses based on the Projections and the Operational Improvements Estimates furnished to us by Global BPO (“Discounted Cash Flow Analyses”); and

•	conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to or discussed with us by Global BPO and Stream or obtained by us from public sources, including, without limitation, the Projections and Operational Improvements Estimates referred to above. With respect to the Projections and Operational Improvements Estimates, we have relied on representations that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of Global BPO and Stream, as the case may be, as to the expected future performance of Stream. We have not assumed any responsibility for the independent verification of any such information, including, without limitation, the Projections and Operational Improvements Estimates, we express no view or opinion as to the Projections and Operational Improvements Estimates and the assumptions upon which they are based and we have further relied upon the assurances of the senior management of Global BPO and Stream, as the case may be, that they are unaware of any facts that would make the information, Projections and Operational Improvements Estimates incomplete or misleading.

By way of background regarding Global BPO, we understand that:

•	Global BPO is a blank check company that consummated its IPO on October 23, 2007.

•	In the IPO, Global BPO sold 31,250,000 Global BPO Units to the public at an offering price of $8.00 per Global BPO Unit.

•

Prior to the closing of the IPO, Global BPO consummated a private placement of 7,500,000 Global BPO Warrants (approximately 19.4% of the total Global BPO Warrants outstanding after giving effect to the IPO) to certain founding stockholders of Global BPO at an offering price of $1.00 per Global BPO Warrant.

•

The founding stockholders of Global BPO also own 7,812,500 shares of Global BPO Common Stock (approximately 20% of the total shares of Global BPO Common Stock outstanding after giving effect to the IPO), which they acquired for nominal consideration.

•

In accordance with Global BPO’s Second Amended and Restated Certificate of Incorporation (the “Global BPO Charter”), an amount equal to $246,300,000 (which equals the sum of the proceeds of the IPO, the deferred discount of $7,500,000 payable to the underwriters of the IPO and the $7,500,000 of proceeds from the private placement of Global BPO Warrants) has been deposited into a trust account (the “Trust Account”).

•

The net funds held in the Trust Account will not be released until the earlier of (i) the completion of a business combination (with a target acquisition (or acquisitions)) having a Fair Market Value of at least 80% of the Net Assets held in the Trust Account at the time of such acquisition (or acquisitions) or (ii) the liquidation of Global BPO (as described below).

The Board of Directors

Global BPO Services Corp.

January 23, 2008

•

Global BPO can consummate the Transaction only if (i) a majority of the outstanding shares of Global BPO Common Stock held by its public stockholders are voted in favor of the Transaction and (ii) public stockholders owning less than 30% of the shares of Global BPO Common Stock held by Global BPO’s public stockholders both vote against the Transaction and exercise their conversion rights (as described below).

•

If the Transaction is consummated, Global BPO’s public stockholders who vote against the Transaction are entitled to convert their Global BPO Common Stock into their pro rata share of the net funds in the Trust Account and will continue to have the right to exercise any Global BPO Warrants they may continue to hold.

•

If Global BPO is unable to consummate a business combination by October 17, 2009, its corporate existence will cease except for the purposes of winding up its affairs and liquidating pursuant to Section 278 of the Delaware General Corporation Law. In such an event, the net funds from the Trust Account will be distributed to the public stockholders of Global BPO, but the founding stockholders of Global BPO will not participate in any liquidation distribution, and the underwriters of the IPO will not be entitled to the $7,500,000 of the underwriters’ deferred discount deposited in the Trust Account.

In connection with the performance of the 80% Test and the delivery of this opinion, we have been advised by Global BPO that pursuant to Article SIXTH of the Global BPO Charter:

•

Bear Stearns should consider, in the determination of the fair market value (the “Fair Market Value”) of Stream, a variety of valuation methodologies, including, but not limited to, Comparable Companies Analysis, Precedent M&A Transaction Analysis and Discounted Cash Flow Analyses.

•	Bear Stearns should utilize an enterprise value calculation for Stream when determining its Fair Market Value.

•

The net assets of Global BPO less the underwriters’ deferred discount are equal to $238,800,000 (the “Net Assets”), and 80% of Net Assets, as determined in accordance with the Global BPO Charter, are equal to $191,040,000.

In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities (contingent or otherwise) of Global BPO or Stream, nor have we been furnished with any such appraisals. We have assumed that the Transaction will be consummated in a timely manner and in accordance with the terms of the Agreement without any limitations, restrictions, conditions, amendments or modifications, regulatory or otherwise, that collectively would have a material effect on Global BPO or Stream. We are not legal, regulatory, tax or accounting experts and have relied on the assessments made by Global BPO, Stream and their respective advisors with respect to such issues.

We do not express any opinion as to the price or range of prices at which the Global BPO Units, Global BPO Common Stock or Global BPO Warrants may trade or the trading volumes for such securities subsequent to the announcement or consummation of the Transaction.

We have acted as a financial advisor to Global BPO in connection with the Transaction and will receive a customary fee for such services, a substantial portion of which is contingent on successful consummation of the Transaction. In addition, Global BPO has agreed to reimburse us for certain expenses and to indemnify us against certain liabilities arising out of our engagement. Bear Stearns may seek to provide Global BPO and H.I.G. Capital, LLC (“H.I.G. Capital”) and their respective affiliates with certain investment banking and other services unrelated to the Transaction in the future.

The Board of Directors

Global BPO Services Corp.

January 23, 2008

Consistent with applicable legal and regulatory requirements, Bear Stearns has adopted certain policies and procedures to establish and maintain the independence of Bear Stearns’ research departments and personnel. As a result, Bear Stearns’ research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Global BPO, the Transaction and other participants in the Transaction that differ from the views of Bear Stearns’ investment banking personnel.

In the ordinary course of business, Bear Stearns and its affiliates may actively trade (for their own account and for the accounts of their customers) certain equity and debt securities, bank debt and/or other financial instruments issued by Global BPO, Stream and/or H.I.G. Capital and their respective affiliates, as well as derivatives thereof, and, accordingly, may at any time hold long or short positions in such securities, bank debt, financial instruments and derivatives.

It is understood that this letter is intended for the benefit and use of the Board of Directors of Global BPO in connection with its consideration of the Transaction. This letter is not to be used for any other purpose, or be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any proxy statement to be distributed to the holders of Global BPO Common Stock in connection with the Transaction. This letter and our opinion do not constitute a recommendation to the Board of Directors of Global BPO in connection with the Transaction, nor do this letter and our opinion constitute a recommendation to any holders of Global BPO Common Stock as to how to vote in connection with the Transaction (including whether or not any holders of Global BPO Common Stock should vote against the Transaction and exercise their right to convert their Global BPO Common Stock into a pro rata portion of the Trust Account pursuant to the Global BPO Charter).

This letter and our opinion do not address (i) Global BPO’s underlying business or financial decision to pursue the Transaction, (ii) the relative merits of the Transaction as compared to any alternative business or financial strategies that might exist for Global BPO (including, without limitation, seeking to consummate any other potential acquisition transaction), (iii) the relative merits of the Transaction as compared to the right that holders of Global BPO Common Stock who vote against the Transaction have to convert their Global BPO Common Stock into a pro rata portion of the Trust Account pursuant to the Global BPO Charter, (iv) the relative merits of the Transaction as compared to a liquidation of Global BPO pursuant to the Global BPO Charter, (v) the fairness, from a financial point of view, of the Purchase Price to the holders of Global BPO Units, Global BPO Common Stock or Global BPO Warrants, (vi) any financial, capital markets-related or other effects, direct or indirect, of the Transaction (in light of Global BPO’s corporate structure and organic corporate documents, including without limitation, the Global BPO Charter) on Global BPO’s public stockholders relative to the founding stockholders, (vii) the financing of the Transaction by Global BPO or the use of any cash on hand by Global BPO to fund any potential payments to holders of Global BPO Common Stock who exercise their conversion rights as described above or (viii) the effects of any other transaction in which Global BPO might engage. In addition, this opinion does not constitute a solvency opinion or a fair value opinion, and we have not evaluated the solvency or fair value of Global BPO, either before or following the consummation of the Transaction, under any federal or state laws relating to bankruptcy, insolvency or similar matters. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Global BPO’s or Stream’s officers, directors or employees, or any class of such persons, in connection with, or following the consummation of, the Transaction.

Our opinion has been authorized for issuance by the Fairness Opinion and Valuation Committee of Bear Stearns. Our opinion is subject to the assumptions, limitations, qualifications and other conditions contained herein and is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof.

The Board of Directors

Global BPO Services Corp.

January 23, 2008

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, (i) the Purchase Price is fair, from a financial point of view, to Global BPO and (ii) the Fair Market Value of Stream is at least equal to 80% of the Net Assets of Global BPO.

Very truly yours,

BEAR, STEARNS & CO. INC.

By:
Michael J. Urfirer
Senior Managing Director

ANNEX F

FORM OF REGISTRATION RIGHTS AND LOCKUP AGREEMENT

THIS REGISTRATION RIGHTS AND LOCKUP AGREEMENT (this “Agreement”) is entered into as of the     day of                  2008, by and among Global BPO Services Corp., a Delaware corporation (the “Parent”), and the undersigned parties listed under Investors on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, it is a condition to the obligation of Stream Holdings Corporation, a Delaware corporation (“Stream”), to consummate the transactions contemplated by that certain Agreement and Plan of Merger, dated January 27, 2008, by and among Stream, the Parent, and River Acquisition Subsidiary Corp, a Delaware corporation (the “Merger Agreement”), that the Parent enter into this Agreement to provide the Investors with certain registration rights for Parent Units and the underlying shares of Common Stock, and Warrants and the shares of Common Stock underlying Warrants, the Parent issued to the Investors in connection with its acquisition of Stream; and

WHEREAS, as an inducement to the Parent to issue Parent Units, the Investors will agree not to transfer such Parent Units and the underlying Common Stock and Warrants until the nine-month anniversary of the Closing Date; and

WHEREAS, the Parent has granted certain registration rights to the Founders pursuant to that certain Registration Rights Agreement dated as of October 17, 2007 (the “Founder Registration Rights”) in connection with shares of Common Stock, and warrants to purchase shares of Common Stock, issued to the Founders in one or more private offerings; and

WHEREAS, as an inducement to cause Stream to enter into the Merger Agreement, the Founders desire to subordinate the Founder Registration Rights to the registration rights granted to the Investors hereunder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Closing Date” means the date that the transactions contemplated by the Merger Agreement have been consummated.

“Commencement Date” means the date that is eight months after the Closing Date.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.001 per share.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Effectiveness Failure” is defined in Section 3.6.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Filing Failure” is defined in Section 3.6.

“Form S-3” is defined in Section 2.3.

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“Founders” means the parties identified as “Investors” in the Registration Rights Agreement, dated as of October 17, 2007, among the Parent and such individuals.

“Founder Registration Rights” is defined in the preamble to this Agreement.

“Founder Securities” means all shares of Common Stock, Warrants or other securities convertible or exchangeable into shares of capital stock of the Parent, owned by any or all of the Founders.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Initial Registration” shall have the meaning set forth in Section 2.1.1.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“IPO Underwriters” means Deutsche Bank Securities Inc. and Robert W. Baird & Co. Incorporated, and any assignee of registration rights relating to the IPO Underwriters Securities.

“IPO Underwriters’ Registration Rights Agreement” means the Unit Option Purchase Agreement by and among the Parent and the IPO Underwriters, dated October 23, 2007.

“IPO Underwriters Securities” means the securities of the Parent identified as “Registrable Securities” in the IPO Underwriters’ Registration Rights Agreement.

“Maintenance Failure” is defined in Section 3.6.

“Majority-in-Interest” of Registrable Securities means a majority of the shares of Common Stock and shares of Common Stock underlying the Warrants, in each case, underlying the Parent Units, included in the Registrable Securities and held by the Investors.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Merger Agreement” has the meaning set forth in the recitals.

“Notices” is defined in Section 6.3.

“Parent” is defined in the preamble to this Agreement.

“Parent Unit” means one share of Common Stock together with a warrant to purchase one share of Common Stock for $6.00 per share, issued to the Investors in connection with the Merger Agreement.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Register,” “registered” and “registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” mean all of the (a) Parent Units, (b) shares of Common Stock underlying the Parent Units; (c) Warrants; and (d) shares of Common Stock issuable upon exercise of Warrants, in each case, owned or held by Investors from time to time. Registrable Securities include any warrants, shares of capital stock or other securities of the Parent issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Parent and subsequent public distribution of them shall not require registration under the Securities Act; (iii) such securities may be sold by the Investor without restriction; (iv) such securities shall have ceased to be outstanding; or (v) the Securities and Exchange Commission makes a definitive determination to the Parent that such Registrable Securities are saleable under Rule 144(k) or any successor provision at any one time.

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“Registration Delay Payments” is defined in Section 3.6.

“Registration Statement” means a registration statement filed by the Parent with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Parent Units, Common Stock, Warrants or other equity securities of the Parent (other than a registration statement on Form S-4 or Form S-8, or any successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Sale of the Parent” means any (a) sale of all or substantially all of the assets of the Parent, and (b) purchase by any person, entity, or “group” as defined Section 13(d)(3) of the Exchange Act, pursuant to which such person, entity or group acquires a majority of the outstanding securities of the Parent entitled to vote for the election of directors.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Warrants” means warrants to purchase shares of Common Stock issued to the Investors as part of the Parent Units.

2. REGISTRATION RIGHTS.

2.1. Demand Registration.

2.1.1 Initial Registration; Demand Registrations. On or about the Commencement Date, the Parent shall file a Registration Statement with the Commission registering the resale of all Registrable Securities held by the Investors, without notice from, or demand by, the Investors (the “Initial Registration”) and shall seek to have such Registration Statement become effective as soon as practicable thereafter; provided that the Parent shall not have any obligation to have such Registration Statement become effective prior to the date that is nine months after the Closing Date. The Parent may include in the Initial Registration securities requested to by registered by the IPO Underwriters pursuant to the IPO Underwriters’ Registration Rights Agreement, if any. At any time and from time to time beginning on or after the date that is ninety (90) days after the filing of the Initial Registration, the holders of a Majority-in-Interest of the Registrable Securities held by the Investors or the transferees of the Investors, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number and type of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Parent will notify all Investors who hold Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including Registrable Securities in such Demand Registration, a “Demanding Holder”) shall so notify the Parent within fifteen (15) days after the receipt by the holder of the notice from the Parent. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Parent shall not be obligated to (a) effect more than one (1) Demand Registration under this Section 2.1.1 in respect of Registrable Securities or (b) effect a Demand Registration that is not for an underwritten offering at any time that the Initial Registration is effective.

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Parent has complied with all of its obligations under this Agreement with respect thereto; provided, however, that, if after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration

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is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until (a) such stop order or injunction is removed, rescinded or otherwise terminated, and (b) a Majority-in-Interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Parent shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a Majority-in-Interest of the Demanding Holders so elect and such holders so advise the Parent as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder of Registrable Securities to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a Majority-in-Interest of the holders initiating the Demand Registration.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Parent and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Parent desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to Founder Registration Rights or other written contractual piggy-back registration rights held by other securityholders of the Parent who desire to sell, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Shares”), then the Parent shall include in such registration: (a) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares of Registrable Securities which such Demanding Holder has requested be included in such registration, regardless of the number of Registrable Securities held by each Demanding Holder) that can be sold without exceeding the Maximum Number of Shares; and (b) second, to the extent that the Maximum Number of Shares has not been reached under clause (a), the shares of Common Stock or other securities that the Parent or other persons desire to sell that can be sold without exceeding the Maximum Number of Shares.

2.1.5 Withdrawal. If a Majority-in-Interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such Majority-in-Interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Parent and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. In such event, the Parent need not seek effectiveness of such Registration Statement for the benefit of other Investors, unless otherwise required to do so. If the Majority-in-Interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.1.

2.2. Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time on or after the Commencement Date any person proposes to file a Registration Statement under the Securities Act with respect to an offering of

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equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Parent for its own account or for securityholders of the Parent for their accounts, other than a Registration Statement (a) filed in connection with any employee stock option or other benefit plan, (b) for an exchange offer or offering of securities solely to the Parent’s existing securityholders, (c) for an offering of debt that is convertible into equity securities of the Parent or an offering of the equity securities underlying such debt, or (d) for a dividend reinvestment plan, then the Parent shall (i) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than fifteen (15) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (ii) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within ten (10) days following receipt of such notice (a “Piggy-Back Registration”). The Parent shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Parent and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Parent and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock or other securities which the Parent desires to sell, taken together with shares of Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other securityholders of the Parent, exceeds the Maximum Number of Shares, then the Parent shall include in any such registration:

(a) If the registration is undertaken for the Parent’s account: (i) first, the shares of Common Stock or other securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under clause (i), the IPO Underwriter Securities as to which registration has been requested pursuant to the IPO Underwriters’ Registration Rights Agreement that can be sold without exceeding the Maximum Number of Shares; (iii) third, the Registrable Securities requested to be included by the Investors (pro rata in accordance with the number of shares of Registrable Securities which each Investor of Registrable Securities has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under clauses (i), (ii) and (iii), the shares of Common Stock and other securities that Parent and other persons desire to sell that can be sold without exceeding the Maximum Number of Shares.

(b) If the registration is a “demand” registration undertaken at the demand of the Founders: (i) first, the IPO Underwriter Securities as to which registration has been requested by pursuant to the IPO Underwriters’ Registration Rights Agreement that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under clause (i), the Registrable Securities requested to be included by the Investors (pro rata in accordance with the number of shares of

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Registrable Securities each Investor has requested to be included in such registration) that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under clauses (i) and (ii), the shares of Common Stock or other securities that the Parent and other persons desire to sell without exceeding the Maximum Number of Shares.

(c) If the registration is a “demand” registration undertaken at the demand of any persons (other than the holders of Registrable Securities or Founders) pursuant to written contractual arrangements with such persons, (i) first, the shares of Common Stock and other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under clause (i), the shares of Common Stock or other securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under clauses (i) and (ii), the IPO Underwriter Securities as to which registration has been requested pursuant to the IPO Underwriters’ Registration Rights Agreement that can be sold without exceeding the Maximum Number of Shares; (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under clauses (i), (ii) and (iii), the Registrable Securities requested to be included by the Investors (pro rata in accordance with the number of shares of Registrable Securities each Investor has requested to be included in such registration); and (v) fifth, to the extent that the Maximum Number of Shares has not been reached under clauses (i), (ii), (iii), and (iv), the shares of Common Stock and other securities that other persons desire to sell that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Parent of such request to withdraw prior to the effectiveness of the Registration Statement. The Parent (whether on its own determination or as a result of the withdrawal by persons making a demand pursuant to written contractual obligations) may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement; provided that, the Parent pays all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3. Registrations on Form S-3. The holders of Registrable Securities may at any time and from time to time beginning on or after the Commencement Date, request in writing that the Parent register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that the Parent shall not be obligated to effect such request through an underwritten offering and shall not be obligated to have such Registration Statement declared effective prior to the date that is nine months after the Closing Date. Upon receipt of such written request, the Parent will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Parent; provided, however, that the Parent shall not be obligated to effect any such registration pursuant to this Section 2.3: (a) if Form S-3 is not available for such offering; or (b) if the holders of the Registrable Securities, together with the holders of any other securities of the Parent entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000; or (c) on more than one occasion; or (d) if the Initial Registration Statement is effective; or (e) during the 90-day period following the filing of the Initial Registration Statement. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

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2.4. No Net Cash Settlement Value. In no event will the Holders be entitled to receive a net cash settlement or other consideration in lieu of physical settlement in shares of Common Stock, regardless of whether the Common Stock (or Common Stock underlying the Registrable Securities) is registered pursuant to an effective Registration Statement.

3. REGISTRATION PROCEDURES.

3.1. Filings; Information. Whenever the Parent is required to effect the registration of any Registrable Securities pursuant to Section 2, the Parent shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Parent shall, as expeditiously as possible and in any event within thirty (30) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Parent then qualifies or which counsel for the Parent shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3. Notwithstanding the foregoing, the Parent may, by written notice to the Investors, (i) delay the filing of a Registration Statement or (ii) suspend a Registration Statement after effectiveness and require that the Investors immediately cease sales of shares pursuant to a Registration Statement, in the event that (A) the Parent is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Parent desires to keep confidential for business reasons, if the Parent, upon advice from its outside counsel, determines in good faith that the public disclosure requirements imposed on the Parent under the Securities Act in connection with the Registration Statement would require disclosure of such activity, transaction, preparations or negotiations, or (B) any financial statements or other information required to be included or incorporated by reference in the Registration Statement are not available; provided that the Parent shall not delay the filing of a Registration Statement and/or suspend sales of Registrable Securities for one or more periods in excess of 120 days in the aggregate in any twelve (12) month period. The Parent need not specify the nature of the event giving rise to any delay or suspension in any notice to Investors and the Investors agree to treat and keep the existence of such delay or suspension, as the case may be, confidential.

3.1.2 Copies. The Parent shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. The Parent shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

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3.1.4 Notification. After the filing of a Registration Statement, the Parent shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (a) when such Registration Statement becomes effective; (b) when any post-effective amendment to such Registration Statement becomes effective; (c) the issuance or threatened issuance by the Commission of any stop order (and the Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (d) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Parent shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Parent shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.

3.1.5 State Securities Laws Compliance. The Parent shall use its best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request, and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Parent and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1.5 or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Parent shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Parent in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement. Holders of Registrable Securities shall agree to such covenants and indemnification and contribution obligations for selling stockholders as are customarily contained in agreements of that type. Further, such holders shall cooperate fully in the preparation of the registration statement and

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other documents relating to any offering in which they include securities pursuant to Section 2 hereof; provided, however, that such cooperation shall be limited to furnishing to the Parent such information regarding itself, the Registrable Securities held by such holder and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

3.1.7 Cooperation. The principal executive officer of the Parent, the principal financial officer of the Parent, the principal accounting officer of the Parent and all other officers and members of the management of the Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. The Parent shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Parent, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Parent’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. The Parent shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (a) any opinion of counsel to the Parent delivered to any Underwriter, and (b) any comfort letter from the Parent’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Parent shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Parent to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. The Parent shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. The Parent shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Parent are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a Majority-in-Interest of the Registrable Securities included in such registration.

3.2. Obligation to Suspend Distribution. Upon receipt of any notice from the Parent of the happening of any event of the kind described in Section 3.1.4(d), or pursuant to Section 3.1.1 hereof, or upon any suspension by the Parent, pursuant to a written insider trading compliance program adopted by the Parent’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Parent’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(d) or the restriction on the ability of “insiders” to transact in the Parent’s securities is removed, as applicable, and, if so directed by the Parent, each such holder will deliver to the Parent all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

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3.3. Registration Expenses. The Parent shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (a) all registration and filing fees; (b) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) the Parent’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (e) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (f) National Association of Securities Dealers, Inc. fees; (g) fees and disbursements of counsel for the Parent and fees and expenses for independent certified public accountants retained by the Parent (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (h) the fees and expenses of any special experts retained by the Parent in connection with such registration; (i) the fees and expenses of one legal counsel selected by the holders of a Majority-in-Interest of the Registrable Securities included in such registration; and (j) the fees and expenses of Underwriters other than selling commissions and discounts, if any. The Parent shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne solely by such holders. Additionally, in an underwritten offering, all selling securityholders and the Parent shall bear the selling commissions and discounts of the underwriter pro rata in proportion to the respective dollar amount of securities each is selling in such offering.

3.4. Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Parent, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Parent’s obligation to comply with federal and applicable state securities laws.

3.5. Holder Obligations. No holder of Registrable Securities may participate in any underwritten offering pursuant to this Section 3 unless such holder (a) agrees to sell only such holder’s Registrable Securities on the basis reasonably provided in any underwriting agreement, and (b) completes, executes and delivers any and all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required by or under the terms of any underwriting agreement or as reasonably requested by the Parent.

3.6. Remedies upon Default or Delay. If (a) the Registration Statement covering Initial Registration required to be filed by the Parent pursuant to this Agreement is (i) not filed with the Commission on or before the date required hereunder (a “Filing Failure”) or (ii) not declared effective by the Commission on or before the sixtieth day after the actual filing date (an “Effectiveness Failure”) or (b) on any day after the effective date of such Registration Statement or a Registration Statement filed in connection with a Demand Registration sales of all of the Registrable Securities required to be included on such Registration Statements cannot be made pursuant to such Registration Statements on account of a breach by the Parent of its obligations hereunder (a “Maintenance Failure”) then, as partial relief for the damages to the Investors requesting registration by reason of any such delay in its ability to sell the underlying shares of Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Parent shall pay to each such Investor an amount in cash equal to 0.833% of the average trading price on the AMEX of such Registrable Securities for the immediately preceding five (5) day period, on each of the following dates: (i) on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured; provided that the Parent shall not be required to pay Registration Delay Payments (as defined

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below) for (i) a Filing Failure, Effectiveness Failure, or Maintenance Failure occurring during any suspension or delay period (or portion thereof) pursuant to Section 3.1.1 hereof or (ii) a Filing Failure in the event that the applicable Registration Statement is declared effective by the Commission on or before the sixtieth day after the required filing date for such Registration Statement. The payments to which the Investor shall be entitled pursuant to this Section 3.6 are referred to herein as “Registration Delay Payments”. In the event the Parent fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1. Indemnification by the Parent. The Parent agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to the Parent and relating to action or inaction required of the Parent in connection with any such registration; and the Parent shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Parent will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Parent, in writing, by such selling holder expressly for use therein. The Parent also shall indemnify any Underwriter of the Registrable Securities, their officers, employees, affiliates, directors, partners, members, attorneys and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2. Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Parent, on a several, and not joint, basis each of its directors and officers and each underwriter (if any), and each other person, if any, who controls the Parent or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, judgments, damages or liabilities, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with

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information furnished in writing to the Parent by such selling holder expressly for use therein, and shall reimburse the Parent, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder in connection with the sale of the Registrable Securities by such selling holder pursuant to the Registration Statement containing such untrue statement or allegedly untrue statement.

4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, promptly notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it elects, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding and does not involve injunctive relief or criminal proceedings.

4.4. Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. OTHER COVENANTS.

5.1. Rule 144. The Parent covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation (but not Rule 144A) hereafter adopted by the Commission.

5.2. Lockup Agreement. Each Investor agrees that such Investor will not, on or prior to the date that is nine months after the Closing Date (as defined in the Merger Agreement) (the “Lock-up Period”), directly or indirectly, offer to sell, contract to sell, or otherwise sell, dispose of, make any short sale of, loan, pledge, grant any rights with respect to, or otherwise dispose of (collectively, a “Disposition”) any Parent Units, shares of Common Stock issued as part of the Parent Units, Warrants or shares of Common Stock issuable upon exercise of Warrants without the prior written consent of the Parent; provided, however, that nothing in this Section 5.2 shall prevent such Investor (i) that is a partnership or corporation from making a distribution of such securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as each such distributee agrees in a written instrument delivered to the Parent to be bound by this restriction, or (ii) from transferring any Registrable Securities in connection with a Sale of the Parent or a registration of Common Stock or other securities in an underwritten offering. The foregoing restriction has been expressly agreed to preclude Investors from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of securities of the Parent, even if such securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Parent Units, Warrants or shares of Common Stock or with respect to any security that included, relates to or derives any significant part of its value from such securities.

5.2.1 Each Investor acknowledges that until such time as the Parent Units, shares of Common Stock issued to such Investor as part of the Parent Units, Warrants or shares of Common Stock issuable upon exercise of Warrants are no longer “restricted securities” within the meaning of Rule 144, a legend substantially in the following form will be placed on the certificate(s) or other document(s) representing such securities:

“The securities represented hereby are subject to a restriction on transfer pursuant to the terms of a certain Registration Rights and Lockup Agreement between the initial holder hereof and the corporation, a copy of which agreement may be inspected by the holder of this certificate at

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the principal offices of the corporation, or furnished by the corporation to the holder of this certificate upon written request without charge. The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

5.2.2 Each Investor agrees that during the Lock-up Period, the Parent may enter stop transfer instructions with the Parent’s transfer agent and registrar against the transfer of securities of the Parent except in compliance with the foregoing restrictions.

5.3. Investment Representations. Each Investor hereby represents and warrants for himself, herself or itself only, as follows:

5.3.1 Such Investor has good and marketable title, free and clear of any and all liens or security interests, to all of the shares of capital stock, and warrants and options to purchase shares of capital stock, of Stream Holdings Corporation, a Delaware corporation, to be surrendered by the undersigned to the Parent pursuant to the Merger Agreement, and has the full right, power and authority to surrender such shares, warrants and options to Parent pursuant to the Merger Agreement.

5.3.2 Such Investor is acquiring the Parent Units for his, her or its own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act. Unless otherwise indicated in the space provided below such Investor’s name on the signature pages hereto, such Investor is an “accredited investor” within the meaning of such term under Rule 501(a) of Regulation D under the Securities Act (the definition of “accredited investor” is attached hereto as Exhibit A). Such Investor has had adequate opportunity to obtain from representatives of the Parent such information about the Parent as is necessary for the undersigned to evaluate the merits and risks of its acquisition of the Parent Units. Such Investor has sufficient expertise in business and financial matters to be able to evaluate the risks involved in the acquisition of the Parent Units and to make an informed investment decision with respect to such acquisition. Such Investor is not relying on the Company or the Parent or any of their respective employees or agents with respect to the legal, tax or other considerations of an investment in the Parent Units. Such Investor can afford a complete loss of the value of the Parent Units and is able to bear the economic risk of holding such Parent Units for an indefinite period. Such Investor understands that the Parent Units have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; and the Parent Units cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available.

6. MISCELLANEOUS.

6.1. Other Registration Rights. The Parent represents and warrants that other than the Founder Registration Rights and the registration rights granted to the IPO Underwriters, no person, other than a holder of the Registrable Securities, currently has any right to require the Parent to register any shares of the Parent’s capital stock for sale or to include shares of the Parent’s capital stock in any registration filed by the Parent for the sale of shares of capital stock for its own account or for the account of any other person. The Parent shall not grant to any other person any right to register his, her or its securities of the Parent which conflict with the rights granted hereunder.

6.2. Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Parent hereunder may not be assigned or delegated by the Parent in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder in accordance with applicable

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law and Section 4.2, provided that written notice of such transfer is provided to the Parent. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Investor or holder of Registrable Securities or of any assignee of the Investor or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

6.3. Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, sent by registered or certified mail, return receipt requested, or sent by reputable air courier service with charges prepaid, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice provided in accordance with this Section 6.3. Notice shall be deemed given on the date of service if served personally, on the third business day after registration or certification, if sent by registered or certified mail, or on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery, if sent by such courier service.

To the Parent:

Global BPO Services Corp.

125 High Street

Boston, MA 02110

Attention: Chief Executive Officer

Fax: (781) 898-7649

with a copy to:

Global BPO Services Corp.

125 High Street

Boston, MA 02110

Attention: General Counsel

Fax: (781) 898-7649

To an Investor, to the attention of the Investor at the address set forth opposite his, her or its respective name on the signature page hereto.

6.4. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

6.5. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.6. Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

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6.7. Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

6.8. Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9. Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.10. Remedies Cumulative. In the event that any party hereto fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, any other party who is intended to benefit from such covenant or agreement may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

7. Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. Each party agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

8. Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of any party in the negotiation, administration, performance or enforcement hereof.

9. Termination. This Agreement shall terminate upon the earlier of (i) the date that is eighteen (18) months after the date that H.I.G. Call Center II, LLC’s affiliate or designee ceases to be a member of the Parent’s board of directors or (ii) the date on which no Investor holds any Registrable Securities.

(The remainder of this page intentionally left blank. Signature pages to follow.)

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IN WITNESS WHEREOF, the parties have caused this Registration Rights and Lockup Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

GLOBAL BPO SERVICES CORP. a Delaware corporation

By:
R. Scott Murray
Chief Executive Officer

INVESTORS:

H.I.G. CALL CENTER II, INC., a Cayman Island Company

By:

Its:

[Investor]

By:

Its:

[Investor]

By:

Its:

[Investor]

By:

Its:

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The undersigned hereby consent to the terms of Sections 2.1.4 and 2.2.2 providing for the manner by which securities of Global BPO Services Corp. held by the undersigned shall be included in a registration statement and, to the extent necessary, the undersigned agree that such Sections 2.1.4 and 2.2.2 shall be deemed to modify the applicable sections of the Registration Rights Agreement, dated October 17, 2007, among Global BPO Services Corp. and the undersigned or any other registration rights agreements granted to the undersigned prior to the date hereof.

TRILLIUM CAPITAL LLC:

By:
Title:

M. Benjamin Howe

Kevin T. O’Leary

Stephen D.R. Moore

Paul G. Joubert

Lloyd R. Linnell

Sheila M. Flaherty

Robert Wadsworth

Charles F. Kane

G. Drew Conway

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